                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               X
                                                                    ------

     Pre-Effective Amendment No.
                                -----                               ------

     Post-Effective Amendment No. 48 File No. 2-73948                 X
                                  --                                ------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       X
                                                                    ------

     Amendment No. 49 File No. 811-3258                               X
                   --                                               ------


                         DFA INVESTMENT DIMENSIONS GROUP INC.
               -------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)

  1299 Ocean Avenue, 11th Floor, Santa Monica CA                    90401
------------------------------------------------                 ----------
     (Address of Principal Executive Office)                      (Zip Code)

Registrant's Telephone Number, including Area Code             (310) 395-8005
                                                               --------------

     Irene R. Diamant, Vice President and Secretary, DFA Investment Dimensions Group, Inc.,
     1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401
     ------------------------------------------------------------------------
                     (Name and Address of Agent for Service)


Copies of Communications to Stephen W. Kline, Esquire, Stradley, Ronon, Stevens & Young, LLP, Great Valley Corporate Center, 30 Valley Stream Parkway, Malvern, PA 19355, (610) 640-5801.

It is proposed that this filing will become effective
(check appropriate box):

     /x/  immediately upon filing pursuant to paragraph (b)
     / /  on (date) pursuant to paragraph (b)
     / /  60 days after filing pursuant to paragraph (a)(1)
     / /  on (date) pursuant to paragraph (a) (1)
     / /  75 days after filing pursuant to paragraph (a)(2)
     / /  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Trustees and prinicipal officers of The DFA Investment Trust Company also have executed this registration statement.

                                      FORM N-1A

                                CROSS REFERENCE SHEET
                              (as required by Rule 404)


FORM N-1A PART A ITEM NO.                                   PROSPECTUS LOCATION
-------------------------                                   -------------------

     Item 1.   Cover Page. . . . . . . . . . . . . . .      Cover Page
     Item 2.   Synopsis. . . . . . . . . . . . . . . .      Highlights
     Item 3.   Condensed Financial Information . . . .      Condensed Financial
                                                            Information

     Item 4.   General Description of Registrant . . .      Cover Page;
                                                            Highlights; General
                                                            Information

     Item 5.   Management of the Fund. . . . . . . . .      Highlights;
                                                            Management of the
                                                            Fund

     Item 6.   Capital Stock and Other Securities. . .      Highlights;
                                                            Dividends, Capital
                                                            Gains Distribution
                                                            and Taxes; General
                                                            Information

     Item 7.   Purchase of Securities Being Offered. .      Purchase and
                                                            Redemption of Shares

     Item 8.   Redemption or Repurchase. . . . . . . .      Purchase and
                                                            Redemption of Shares

     Item 9.   Pending Legal Proceedings . . . . . . .      Not Applicable


FORM N-1A PART B ITEM NO.                                   LOCATION IN
-------------------------                                   STATEMENT OF
                                                            ADDITIONAL
                                                            INFORMATION
                                                            ------------

     Item 10.  Cover Page. . . . . . . . . . . . . . .      Cover Page

     Item 11.  Table of Contents . . . . . . . . . . .      Table of Contents

     Item 12.  General Information and History . . . .      Other Information

     Item 13.  Investment Objectives and Policies. . .      Portfolio
                                                            Characteristics and
                                                            Policies; Investment
                                                            Limitations; Futures
                                                            Contracts

     Item 14.  Management of the Fund. . . . . . . . .      Directors and
                                                            Officers

     Item 15.  Control Persons and Principal Holders
               of Securities . . . . . . . . . . . . .      Principal Holders of
                                                            Securities

     Item 16.  Investment Advisory and Other
               Services. . . . . . . . . . . . . . . .      Directors and
                                                            Officers;
                                                            Administrative
                                                            Services; Other
                                                            Information

     Item 17.  Brokerage Allocation and Other
               Practices . . . . . . . . . . . . . . .      Brokerage
                                                            Transactions

     Item 18.  Capital Stock and Other Securities. . .      Other Information

     Item 19.  Purchase, Redemption and Pricing of
               Securities Being Offered. . . . . . . .      Purchase and
                                                            Redemption of Shares

     Item 20.  Tax Status. . . . . . . . . . . . . . .      Federal Tax
                                                            Treatment of Futures
                                                            Contracts

     Item 21.  Underwriters. . . . . . . . . . . . . .      Not Applicable

     Item 22.  Calculation of Performance Data . . . .      Calculation of
                                                            Performance Data

     Item 23.  Financial Statements. . . . . . . . . .      Financial Statements


FORM N-1A PART C ITEM NO.                                   LOCATION IN PART C
-------------------------                                   ------------------

     Item 24.  Financial Statements and Exhibits . . .      Exhibits

     Item 25.  Persons Controlled by or Under Common
               Control with Registrant . . . . . . . .      Persons Controlled
                                                            by or Under Common
                                                            Control with
                                                            Registrant

     Item 26.  Number of Holders of Securities . . . .      Number of Holders of
                                                            Securities

     Item 27.  Indemnification . . . . . . . . . . . .      Indemnification

     Item 28.  Business and Other Connections of
               Investment Advisor. . . . . . . . . . .      Business and
                                                            Connections of
                                                            Investment Advisor
                                                            and Subadvisors

     Item 29.  Principal Underwriters. . . . . . . . .      Principal
                                                            Underwriters

     Item 30.  Location of Accounts and Records. . . .      Location of Accounts
                                                            and Records

     Item 31.  Management Services . . . . . . . . . .      Management Services

     Item 32.  Undertakings. . . . . . . . . . . . . .      Undertakings

                                   PROSPECTUS
                                 MARCH 20, 1998
                      DFA INVESTMENT DIMENSIONS GROUP INC.


    DFA INVESTMENT DIMENSIONS GROUP INC. (the "Fund"), 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401, (310) 395-8005, is an open-end management investment company whose shares are offered, without a sales charge, generally to institutional investors and clients of registered investment advisers.

                           DOMESTIC EQUITY PORTFOLIOS

U.S. 9-10 SMALL COMPANY PORTFOLIO (FEEDER)           U.S. 4-10 VALUE PORTFOLIO (FEEDER)
U.S. 6-10 SMALL COMPANY PORTFOLIO (FEEDER)           U.S. 6-10 VALUE PORTFOLIO (FEEDER)
U.S. LARGE CAP VALUE PORTFOLIO (FEEDER)              U.S. LARGE COMPANY PORTFOLIO (FEEDER)
ENHANCED U.S. LARGE COMPANY PORTFOLIO (FEEDER)       DFA REAL ESTATE SECURITIES PORTFOLIO

                        INTERNATIONAL EQUITY PORTFOLIOS

JAPANESE SMALL COMPANY PORTFOLIO (FEEDER)            EMERGING MARKETS SMALL CAP PORTFOLIO (FEEDER)
PACIFIC RIM SMALL COMPANY PORTFOLIO (FEEDER)         CONTINENTAL SMALL COMPANY PORTFOLIO (FEEDER)
UNITED KINGDOM SMALL COMPANY PORTFOLIO (FEEDER)      LARGE CAP INTERNATIONAL PORTFOLIO
EMERGING MARKETS PORTFOLIO (FEEDER)                  DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
RWB/DFA INTERNATIONAL HIGH BOOK TO                   INTERNATIONAL SMALL COMPANY PORTFOLIO
  MARKET PORTFOLIO (FEEDER)                          EMERGING MARKETS VALUE PORTFOLIO (FEEDER)

                            FIXED INCOME PORTFOLIOS

DFA ONE-YEAR FIXED INCOME PORTFOLIO (FEEDER)         DFA FIVE-YEAR GOVERNMENT PORTFOLIO
DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO (FEEDER)  DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
DFA GLOBAL FIXED INCOME PORTFOLIO

EACH OF THE "FEEDER" PORTFOLIOS INDICATED ABOVE SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING SERIES OF SHARES OF THE DFA INVESTMENT TRUST COMPANY (THE "TRUST"), OR IN THE CASE OF THE EMERGING MARKETS VALUE PORTFOLIO, THE DIMENSIONAL EMERGING MARKETS FUND INC. (THE "EMERGING MARKETS FUND"), BOTH OF WHICH ARE OPEN-END, MANAGEMENT INVESTMENT COMPANIES. THE TRUST ISSUES SERIES (INDIVIDUALLY AND COLLECTIVELY, THE "SERIES") HAVING THE SAME INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS AS EACH FEEDER PORTFOLIO, OTHER THAN EMERGING MARKETS VALUE PORTFOLIO. IN THIS PROSPECTUS, EACH OF THE "FEEDER" PORTFOLIOS INDICATED ABOVE ARE COLLECTIVELY REFERRED TO AS THE "FEEDER PORTFOLIOS" AND THE TRUST SERIES AND THE EMERGING MARKETS FUND ARE COLLECTIVELY REFERRED TO AS THE "MASTER FUNDS." THE INTERNATIONAL SMALL COMPANY PORTFOLIO SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING IN FOUR SERIES OF THE TRUST. THIS INVESTMENT ACTIVITY IS UNLIKE MANY OTHER INVESTMENT COMPANIES THAT DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES. THE INVESTMENT EXPERIENCE OF EACH FEEDER PORTFOLIO WILL CORRESPOND DIRECTLY WITH THE INVESTMENT EXPERIENCE OF ITS CORRESPONDING MASTER FUND. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. FOR ADDITIONAL INFORMATION, SEE "THE FEEDER PORTFOLIOS."


    This prospectus sets forth concisely information about the Fund that prospective investors should know before investing and should be read carefully and retained for future reference. A statement of additional information about the Fund, dated March 20, 1998, as amended from time to time, is incorporated herein by reference. Such statement of additional information has been filed with the Securities and Exchange Commission and is available upon request, without charge, by writing or calling the Fund at the above address or telephone number.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
       ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                          TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                                                      PAGE
                                                                                                      ----
HIGHLIGHTS..........................................................................................     4
CONDENSED FINANCIAL INFORMATION.....................................................................    12
THE FEEDER PORTFOLIOS...............................................................................    27
SMALL COMPANY PORTFOLIOS............................................................................    28
  Investment Objective and Policies.................................................................    28
INVESTMENT OBJECTIVES AND POLICIES--SMALL COMPANY PORTFOLIOS........................................    28
  U.S. 6-10 Small Company Portfolio.................................................................    28
  U.S. 9-10 Small Company Portfolio.................................................................    29
  Japanese Small Company Portfolio..................................................................    29
  United Kingdom Small Company Portfolio............................................................    30
  Continental Small Company Portfolio...............................................................    30
  Pacific Rim Small Company Portfolio...............................................................    31
  International Small Company Portfolio.............................................................    31
  Portfolio Structure...............................................................................    32
  Portfolio Transactions............................................................................    33
U.S. LARGE COMPANY PORTFOLIO........................................................................    34
  Investment Objective and Policies.................................................................    34
ENHANCED U.S. LARGE COMPANY PORTFOLIO...............................................................    34
  Investment Objective and Policies.................................................................    34
STANDARD & POOR'S--INFORMATION AND DISCLAIMERS......................................................    35
LARGE CAP INTERNATIONAL PORTFOLIO...................................................................    36
  Investment Objective and Policies.................................................................    36
DFA REAL ESTATE SECURITIES PORTFOLIO................................................................    37
  Investment Objective and Policies.................................................................    37
  Portfolio Structure...............................................................................    38
  Portfolio Transactions............................................................................    39
VALUE PORTFOLIOS....................................................................................    39
  Investment Objectives and Policies................................................................    39
  Portfolio Structure...............................................................................    40
  Portfolio Transactions............................................................................    40
RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO.................................................    41
  Investment Objective and Policies.................................................................    41
DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO.........................................................    43
  Investment Objective and Policies.................................................................    43
EMERGING MARKETS PORTFOLIO, EMERGING MARKETS SMALL CAP
  PORTFOLIO AND EMERGING MARKETS VALUE PORTFOLIO....................................................    44
  Investment Objective and Policies.................................................................    44
  Master Fund Characteristics and Policies..........................................................    45
  Portfolio Structure...............................................................................    47
SECURITIES LOANS....................................................................................    47
INVESTMENT OBJECTIVES AND POLICIES--FIXED INCOME PORTFOLIOS.........................................    48
  DFA One-Year Fixed Income Portfolio...............................................................    48
  DFA Two-Year Global Fixed Income Portfolio........................................................    48
  DFA Global Fixed Income Portfolio.................................................................    49
  DFA Five-Year Government Portfolio................................................................    49
  DFA Intermediate Government Fixed Income Portfolio................................................    49

                                                                                                      PAGE
                                                                                                      ----
  Description of Investments........................................................................    50
  Investments in the Banking Industry...............................................................    51
  Portfolio Strategy................................................................................    51
RISK FACTORS--ALL PORTFOLIOS........................................................................    52
  Small Company Securities..........................................................................    52
  Foreign Securities................................................................................    53
  Investing in Emerging Markets.....................................................................    53
  Foreign Currencies and Related Transactions.......................................................    54
  Borrowing.........................................................................................    55
  Portfolio Strategies..............................................................................    55
  Futures Contracts and Options on Futures..........................................................    55
  Options on Stock Indices..........................................................................    56
  Swaps.............................................................................................    57
  Banking Industry and Real Estate Concentrations...................................................    57
  Repurchase Agreements.............................................................................    58
MANAGEMENT OF THE FUND..............................................................................    58
  Investment Services--United Kingdom and Continental Small Company Series..........................    60
  Investment Services--Japanese and Pacific Rim Small Company Series................................    61
  Consulting Services--DFA International Small Cap Value Portfolio, Large
    Cap International Portfolio, DFA International Value Series, Emerging
    Markets Series, Emerging Markets Small Cap Series and Dimensional Emerging
    Markets Fund....................................................................................    61
  Administrative Services--The Feeder Portfolios and International Small Company Portfolio..........    61
  Administrative Services--All Portfolios...........................................................    63
  Client Service Agent--RWB/DFA International High Book to Market Portfolio.........................    63
  Directors and Officers............................................................................    63
DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES....................................................    63
PURCHASE OF SHARES..................................................................................    65
  In Kind Purchases.................................................................................    66
VALUATION OF SHARES.................................................................................    67
  Public Offering Price.............................................................................    69
DISTRIBUTION........................................................................................    69
EXCHANGE OF SHARES..................................................................................    69
REDEMPTION OF SHARES................................................................................    70
GENERAL INFORMATION.................................................................................    71

                                   HIGHLIGHTS

                                                                            PAGE

    THE FUND

    This prospectus relates to twenty-four separate Portfolios of the Fund. Each Portfolio, in effect, represents a separate mutual fund with its own investment objective and policies. The investment objective of each Portfolio is a fundamental policy and may not be changed without the affirmative vote of a majority of its outstanding securities. Investors may choose to invest in one or more of the Portfolios. Proceeds from the sale of shares of a Portfolio will be invested in accordance with that Portfolio's investment objective and policies. A shareholder will be entitled to a pro rata share of all dividends and distributions arising from the assets of the Portfolio in which he invests. Upon redeeming shares, a shareholder will receive the current net asset value per share of the Portfolio represented by the redeemed shares.

    INVESTMENT OBJECTIVES--SMALL COMPANY PORTFOLIOS                           28

    The investment objective of each of the following Portfolios (the "Small Company Portfolios") is to achieve long-term capital appreciation by investing in marketable stocks of small companies:

U.S. 9-10 Small Company Portfolio       U.S. 6-10 Small Company Portfolio
Japanese Small Company Portfolio        United Kingdom Small Company Portfolio
Continental Small Company Portfolio     Pacific Rim Small Company Portfolio
                     International Small Company Portfolio


    The size of a company will be measured by its relative market capitalization. Each Portfolio, except the International Small Company Portfolio, invests all of its assets in a corresponding Series of the Trust. The International Small Company Portfolio invests all of its assets in four Series of the Trust: Japanese Small Company, Pacific Rim Small Company, United Kingdom Small Company and Continental Small Company Series (collectively, the "Underlying Series"). Each corresponding Series of the Trust will be structured by generally basing the amount of each security purchased on the issuer's relative market capitalization, applied on a basis of descending values, with a view to achieving a reasonable reflection of the relative market capitalizations of its portfolio companies. (See "INVESTMENT OBJECTIVES AND POLICIES--THE SMALL COMPANY PORTFOLIOS.")


    INVESTMENT OBJECTIVE--U.S. LARGE COMPANY PORTFOLIO                        34

    The investment objective of U.S. Large Company Portfolio is to approximate the investment performance of the S&P 500 Index. The Portfolio invests all of its assets in U.S. Large Company Series of the Trust, which in turn invests in the stocks which comprise the S&P 500 Index in approximately the same proportions as they are represented in the S&P 500 Index.


    INVESTMENT OBJECTIVE--ENHANCED U.S. LARGE COMPANY PORTFOLIO               34


    The investment objective of the Enhanced U.S. Large Company Portfolio is to achieve a total return which exceeds the total return performance of the S&P 500 Index. The Portfolio will invest all of its assets in the Enhanced U.S. Large Company Series of the Trust. The Series may invest in all of the stocks represented in the S&P 500 Index, options on stock indices, stock index futures and options thereon, swap agreements on stock indices, shares of investment companies that invest in stock indices and short-term fixed income obligations.

    INVESTMENT OBJECTIVE--LARGE CAP INTERNATIONAL PORTFOLIO                   36

    The investment objective of Large Cap International Portfolio is to achieve long-term capital appreciation. The Portfolio will invest in a market-weighted portfolio of the stocks of large non-U.S. companies.

    INVESTMENT OBJECTIVE--DFA REAL ESTATE SECURITIES PORTFOLIO                37


    The investment objective of DFA Real Estate Securities Portfolio is to achieve long-term capital appreciation. The Portfolio will invest in readily-marketable equity securities of companies whose principal business is in the real estate industry.


    INVESTMENT OBJECTIVES--VALUE PORTFOLIOS                                   39


    The investment objective of U.S. Large Cap Value Portfolio, U.S. 4-10 Value Portfolio and U.S. 6-10 Value Portfolio (collectively, the "Value Portfolios") is to achieve long-term capital appreciation. U.S. Large Cap Value Portfolio, U.S. 4-10 Value Portfolio and U.S. 6-10 Value Portfolio will invest all of their assets in U.S. Large Cap Value Series, U.S. 4-10 Value Series and U.S. 6-10 Value Series (collectively, the "Value Series") of the Trust, respectively, which in turn will invest in common stocks of U.S. companies that have a high book value in relation to their market value.

    INVESTMENT OBJECTIVE--RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET
     PORTFOLIO                                                                41


    The investment objective of the RWB/DFA International High Book to Market Portfolio is to achieve long-term capital appreciation. The Portfolio will invest all of its assets in the DFA International Value Series of the Trust, which in turn will invest in the stocks of large non-U.S. companies that have a high book value in relation to their market value.


    INVESTMENT OBJECTIVE--DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO         43

    The investment objective of the DFA International Small Cap Value Portfolio is to achieve long-term capital appreciation. The Portfolio will invest in the stocks of small non-U.S. companies that have a high book value in relation to their market value.


    INVESTMENT OBJECTIVES--EMERGING MARKETS PORTFOLIO, EMERGING MARKETS SMALL
     CAP PORTFOLIO AND EMERGING MARKETS VALUE PORTFOLIO                       44


    The investment objective of both the Emerging Markets Portfolio and the Emerging Markets Small Cap Portfolio is to achieve long-term capital appreciation. The Emerging Markets Portfolio will invest all of its assets in the Emerging Market Series of the Trust, which in turn invests in the equity securities of larger companies in emerging markets. The Emerging Markets Small Cap Portfolio will invest all of its assets in the Emerging Markets Small Cap Series of the Trust, which in turn invests in the equity securities of smaller companies in emerging markets. The investment objective of the Emerging Markets Value Portfolio is to achieve long-term capital growth through investment primarily in emerging market equity securities. The Emerging Markets Value Portfolio will invest all of its assets in the Emerging Markets Fund, which in turn invests in emerging markets equity securities that are deemed by Dimensional Fund Advisors Inc. to be value stocks at the time of purchase.

    INVESTMENT OBJECTIVES--FIXED INCOME PORTFOLIOS                            48

    The investment objective of DFA One-Year Fixed Income Portfolio is to achieve stable real value of capital with a minimum of risk. The Portfolio invests all of its assets in DFA One-Year Fixed Income Series of the Trust. Generally, the Series will acquire high quality obligations which mature within one year from the date of settlement. However, when greater returns are available, substantial investments may be made in securities maturing within two years from the date of settlement as well. In addition, the Series intends to concentrate investments in the banking industry under certain circumstances. (See "INVESTMENT OBJECTIVES AND POLICIES--THE FIXED INCOME PORTFOLIOS" and "Investments in the Banking Industry.")

    The investment objective of DFA Two-Year Global Fixed Income Portfolio is to maximize total returns consistent with preservation of capital. The Portfolio will invest all of its assets in DFA Two-Year Global Fixed Income Series of the Trust. The Series will invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, and obligations of other foreign issuers and supranational organizations which mature within two years from the date of settlement. In addition, the Series intends to concentrate investments in the banking industry under certain circumstances. (See "INVESTMENT OBJECTIVES AND POLICIES--THE FIXED INCOME PORTFOLIOS" and "Investments in the Banking Industry.")

    The investment objective of DFA Five-Year Government Portfolio is to maximize total returns available from the universe of high quality debt obligations. The Portfolio will invest only in obligations of the U.S. Government and U.S. Government agencies which mature within five years from the date of settlement and repurchase agreements.

    The investment objective of DFA Intermediate Government Fixed Income Portfolio is to earn current income consistent with preservation of capital. The Portfolio will invest in non-callable obligations of the U.S. Government and U.S. Government agencies, AAA-rated, dollar-denominated obligations of foreign governments and supranational organizations, and futures contracts on U.S. Treasury securities.

    The investment objective of DFA Global Fixed Income Portfolio is to provide a market rate of return for a fixed income portfolio with low relative volatility of returns. The Portfolio invests in the obligations issued or guaranteed by the U.S. and foreign governments and their agencies, obligations of other foreign issuers rated AA or better, corporate debt obligations, bank obligations, commercial paper and supranational organizations.


    RISK FACTORS                                                              52


    Japanese Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Pacific Rim Small Company Portfolio, International Small Company Portfolio, Large Cap International Portfolio, DFA International Small Cap Value Portfolio, RWB/DFA International High Book to Market Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio (collectively, the "International Equity Portfolios"), DFA Two-Year Global Fixed Income Portfolio, Enhanced U.S. Large Company Portfolio and DFA Global Fixed Income Portfolio (directly or indirectly through their investment in the Master Funds) invest in foreign securities which are traded abroad.

    DFA One-Year Fixed Income Series, DFA Two-Year Global Fixed Income Series and Enhanced U.S. Large Company Series of the Trust, in which the corresponding Feeder Portfolios invest, are authorized to invest in dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks and dollar-denominated obligations of foreign issuers traded in the U.S. The DFA One-Year Fixed Income Series and DFA Two-Year Global Fixed Income Series also are authorized to concentrate investments in the banking industry in certain circumstances. DFA Real Estate Securities Portfolio will concentrate its investments in the real estate industry.

    DFA Intermediate Government Fixed Income Portfolio may invest in futures contracts on obligations of the U.S. Government. Large Cap International Portfolio, the RWB/DFA International High Book to Market Portfolio and DFA Real Estate Securities Portfolio may invest in stock index futures contracts and options thereon and the U.S. Large Company, the Value and Enhanced U.S. Large Company Series of the Trust, in which the corresponding Portfolios invest, also may purchase and sell index futures and options thereon. The Enhanced U.S. Large Company Series and its corresponding Feeder Portfolio also may invest in options on stock indices and swap agreements on stock indices.

    All of the Portfolios are authorized to invest in repurchase agreements. All of the above described policies involve certain risks. The policy of the Feeder Portfolios to invest in the shares of the corresponding Master Funds also involves certain risks. (See "RISK FACTORS--ALL PORTFOLIOS" and "THE FEEDER PORTFOLIOS.")

    MANAGEMENT AND ADMINISTRATIVE SERVICES                                    58

    Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each of the Portfolios, except the Feeder Portfolios, and to each Master Fund. Dimensional Fund Advisors Ltd. serves as sub-advisor of United Kingdom and Continental Small Company Series of the Trust. DFA Australia Limited serves as sub-advisor of Japanese and Pacific Rim Small Company Series of the Trust. Dimensional Fund Advisors Ltd. and DFA Australia Limited also provide consulting services to the Advisor with respect to DFA International Small Cap Value Portfolio, Large Cap International Portfolio, DFA International Value Series, Emerging Markets Series, Emerging Markets Small Cap Series and Emerging Markets Fund. The Advisor provides each Feeder Portfolio and International Small Company Portfolio with certain administrative services. Reinhardt Werba Bowen Advisory Services serves as client service agent to the RWB/DFA International High Book to Market Portfolio. (See "MANAGEMENT OF THE FUND.")

    DIVIDEND POLICY                                                           63

    The Domestic and International Equity Portfolios, except for U.S. Large Company, Enhanced U.S. Large Company and U.S. Large Cap Value Portfolios, each distribute substantially all of their own net investment income in December of each year. U.S. Large Company, Enhanced U.S. Large Company, U.S. Large Cap Value, DFA Intermediate Government Fixed Income, DFA Two-Year Global Fixed Income and DFA Global Fixed Income Portfolios distribute dividends from their net investment income quarterly. DFA One-Year Fixed Income Portfolio distributes dividends from its net investment income monthly. DFA Five-Year Government Portfolio distributes dividends from net investment income semi-annually. The Portfolios will make any distributions from realized net capital gains on an annual basis. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")


    PURCHASE, VALUATION AND REDEMPTION OF SHARES                              65



    Shares of the International Equity Portfolios (except United Kingdom Small Company, Large Cap International and RWB/DFA International High Book to Market Portfolios) may be purchased at a public offering price, which is equal to the net asset value of their shares, plus a reimbursement fee, equal to 1% of such value of the shares of Continental and Pacific Rim Small Company Portfolios and the Emerging Markets Small Cap Portfolio; 0.50% of the net asset value of the shares of Japanese Small Company Portfolio, Emerging Markets Portfolio and Emerging Markets Value Portfolio; and 0.675% of the net asset value of the shares of DFA International Small Cap Value Portfolio. The reimbursement fee for the International Small Company Portfolio is based on the current target investment allocations among the Underlying Series. The reimbursement fee for the International Small Company Portfolio will change from time to time if the Portfolio changes the target investment allocation in the Underlying Series. As of the date of this prospectus, the reimbursement fee for the Portfolio equals 0.675% of the net asset value of the shares of International Small Company Portfolio.


    The reimbursement fee is paid to the Portfolio whose shares are purchased and used to defray the costs associated with investment of the proceeds from the sale of its shares. No reimbursement fee is assessed in connection with any purchase of shares by exchange between International Small Company Portfolio and any of the Feeder Portfolios which invest in the Underlying Series. The shares of the remaining Portfolios are sold at net asset value. The redemption price of the shares of all of the Portfolios is equal to the net asset value of their shares.

    The value of the shares issued by each Feeder Portfolio and International Small Company Portfolio will fluctuate in relation to the investment experience of the Master Funds and Underlying Series in which such Portfolios invest. The value of the shares issued by all other Portfolios will fluctuate in relation to their own investment experience. Unlike shares of money market funds, the shares of DFA One-Year

Fixed Income Portfolio will tend to reflect fluctuations in interest rates because the corresponding Series of the Trust in which the Portfolio invests does not seek to stabilize the price of its shares by use of the "amortized cost" method of securities valuation. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

SHAREHOLDER TRANSACTION EXPENSES


REIMBURSEMENT FEES (AS PERCENTAGE OF ORIGINAL PURCHASE PRICE)(1)
------------------------------------------------------------------
Japanese Small Company Portfolio............................  0.50%
Continental Small Company Portfolio.........................  1.00%
Pacific Rim Small Company Portfolio.........................  1.00%
Emerging Markets Portfolio..................................  0.50%
Emerging Markets Small Cap Portfolio........................  1.00%
Emerging Markets Value Portfolio............................  0.50%
DFA International Small Cap Value Portfolio.................  0.675%
International Small Company Portfolio.......................  0.675%


------------------------


(1) Reimbursement fees are charged to purchasers of shares and paid to these Portfolios, except in the case of certain purchases permitted to be made by exchange. (See "EXCHANGE OF SHARES.") They serve to offset costs incurred by a Portfolio when investing the proceeds from the sale of its shares and, therefore, stabilize the return of the Portfolio for all existing shareholders. (See "VALUATION OF SHARES--Public Offering Price" for a more complete description of reimbursement fees.) The Japanese Small Company, Continental Small Company, Pacific Rim Small Company, Emerging Markets, Emerging Markets Small Cap Series of the Trust and the Emerging Markets Fund charge a reimbursement fee to purchasers of shares, including International Small Company Portfolio, equal to the reimbursement fee charged by its corresponding Feeder Portfolio as set forth above.



    Except as indicated below, the expenses in the following table are based on those incurred by the Portfolios and the Master Funds for the fiscal year ended November 30, 1997.



ANNUAL FUND OPERATING EXPENSES                 MANAGEMENT   ADMINISTRATION    OTHER     TOTAL OPERATING
(AS A PERCENTAGE OF AVERAGE NET ASSETS)           FEE            FEE         EXPENSES      EXPENSES
---------------------------------------------  ----------   --------------   --------   ---------------
U.S. 9-10 Small Company(1)(2)................     0.10%          0.40%         0.10%         0.60%
U.S. 6-10 Small Company(1)...................     0.03%          0.32%         0.10%         0.45%
U.S. Large Company(1)(3)
  (after waivers and assumptions)............    0.025%         0.125%         --            0.15%
Enhanced U.S. Large Company(1)(4)
  (after fee waivers)........................     0.05%          0.06%         0.34%         0.45%
U.S. 6-10 Value(1)...........................     0.20%          0.30%         0.10%         0.60%
U.S. Large Cap Value(1)......................     0.10%          0.15%         0.10%         0.35%
U.S. 4-10 Value(1)(5)                             0.10%          0.40%         0.13%         0.63%
DFA Real Estate Securities(6)................     0.30%                        0.18%         0.48%
Japanese Small Company(1)(7)
  (after waivers and assumptions)............     0.10%          0.40%         0.23%         0.73%
Pacific Rim Small Company(1)(7)
  (after waivers and assumptions)............     0.10%          0.40%         0.34%         0.84%
United Kingdom Small Company(1)(7)
  (after waivers and assumptions)............     0.10%          0.40%         0.20%         0.70%
Emerging Markets(1)..........................     0.10%          0.40%         0.49%         0.99%
Emerging Markets Small Cap(1)(5).............     0.20%          0.45%         0.60%         1.25%
Emerging Markets Value(1)(5).................     0.10%          0.40%         0.55%         1.05%

ANNUAL FUND OPERATING EXPENSES                 MANAGEMENT   ADMINISTRATION    OTHER     TOTAL OPERATING
(AS A PERCENTAGE OF AVERAGE NET ASSETS)           FEE            FEE         EXPENSES      EXPENSES
---------------------------------------------  ----------   --------------   --------   ---------------
Continental Small Company(1)(7)
  (after waivers and assumptions)............     0.10%          0.40%         0.22%         0.72%
International Small Company(8)
  (after waivers and assumptions)............     0.10%          0.40%         0.25%         0.75%
Large Cap International......................     0.25%                        0.22%         0.47%
RWB/DFA International High Book to
  Market(1)..................................     0.20%          0.01%         0.29%         0.50%
DFA International Small Cap Value............     0.65%                        0.25%         0.90%
DFA One-Year Fixed Income(1).................     0.05%          0.10%         0.07%         0.22%
DFA Two-Year Global Fixed Income(1)..........     0.05%          0.10%         0.19%         0.34%
DFA Global Fixed Income......................     0.25%                        0.17%         0.42%
DFA Five-Year Government.....................     0.20%                        0.09%         0.29%
DFA Intermediate Government Fixed Income.....     0.15%                        0.10%         0.25%


------------------------

(1) Feeder Portfolio


(2) Prior to November 30, 1997, the U.S. 9-10 Small Company Portfolio invested its assets directly in stocks of small companies. The above figures have been restated to reflect estimated aggregate annualized operating expenses of the U.S. 9-10 Small Company Portfolio and its corresponding Series as though the Portfolio's assets had been invested in the Series during the fiscal year ended November 30, 1997.



(3) Effective December 1, 1995, pursuant to the terms of the current administration agreement with respect to the U.S. Large Company Portfolio, the Advisor agreed to waive its fees and/or assume the expenses of the Portfolio to the extent (1) necessary to pay the ordinary operating expenses of the Portfolio (except the administration fee); and (2) that the indirect expenses the Portfolio bears as a shareholder of the Series, on an annual basis, exceed 0.025% of the Portfolio's average net assets. Beginning August 9, 1996, in addition to the waiver/assumption effective on December 1, 1995, the Advisor agreed to assume expenses or waive the fee payable by the U.S. Large Company Portfolio under the administration agreement by an additional .09% of average assets on an annual basis. Absent this arrangement, the annualized ratio of total operating expenses to average net assets for U.S. Large Company Portfolio for the fiscal year ended November 30, 1997, would have been 0.35%.



(4) Effective August 1, 1997, the Advisor has agreed to waive its fee under the administration agreement to the extent necessary to reduce the direct and indirect cumulative annual expenses of the Enhanced U.S. Large Company Portfolio to not more than 0.45% of average net assets of the Portfolio on an annualized basis; the Portfolio's direct and indirect cumulative annual expenses may exceed 0.45% of its average net assets on an annualized basis notwithstanding this fee waiver. This arrangement does not extend to the fees of the Enhanced U.S. Large Company Series of the Trust. The above figures have been restated to reflect operating expenses as though that waiver had been in effect throughout the fiscal year ended November 30, 1997. Absent this arrangement, the annualized ratio of total operating expenses to average net assets for the Portfolio was 0.54%.



(5) "Other Expenses" are annualized estimates based on anticipated fees and expenses through the fiscal year ending November 30, 1998.


(6) Effective December 20, 1996, the investment advisory fee payable by the Fund on behalf of the DFA Real Estate Securities Portfolio to the Advisor was reduced from .325% of the Portfolio's average net assets on an annual basis to .30% of the Portfolio's average net assets on an annual basis. Effective December 11, 1996, the sub-advisory agreement between the Fund, on behalf of the Portfolio, and Aldrich, Eastman and Waltch L.P. ("AEW") terminated; pursuant to the terms of the sub-advisory agreement previously in effect, the Portfolio paid AEW a fee equal to .175% of its average net assets on an annual basis. The above figures have been restated to reflect the reduction in the advisory fee and termination of the sub-advisory agreement as though they were both in effect throughout the fiscal year ended November 30, 1997. See "Management of the Fund."



(7) Effective August 9, 1996, the Advisor agreed to waive its administrative fee and assume the direct expenses of the Japanese Small Company, United Kingdom Small Company, Continental Small Company and Pacific Rim Small Company Portfolios to the extent necessary to keep the direct annual expenses of each Portfolio to not more than 0.47% of average net assets of the Portfolio on an annualized basis; this arrangement does not extend to the fees and expenses of the Trust Series. For the fiscal year ended November 30, 1997, the Advisor was not required to waive any portion of its fee pursuant to such agreement.



(8) With respect to International Small Company Portfolio, the amount set forth under "Management Fee" reflects the indirect payment of a portion of the management fee of each Underlying Series, which is equal to 0.10% of the average net assets of such Series on an annual basis; the amounts set forth under "Other Expenses" and "Total Operating Expenses" also reflect the indirect payment of a portion of the expenses of the Underlying Series. The Advisor has agreed to waive its administration fee and assume the direct expenses of the International Small Company Portfolio to the extent necessary to keep the administration fee and direct annual expenses of the Portfolio to not more than 0.45% of average net assets of the Portfolio on an annualized basis; this arrangement does not extend to the fees and expenses of the Underlying Series. The Advisor was not required to waive fees or assume expenses for the fiscal year ended November 30, 1997.


    For purposes of waivers and/or expense assumptions, the annual expenses are those expenses incurred in any period consisting of twelve consecutive months. The Advisor retains the right in its sole discretion to modify or eliminate the waiver of a portion of its fees or assumption of expenses in the future.

EXAMPLE

    You would pay the following transaction and annual operating expenses on a $1,000 investment in each Portfolio, assuming a 5% annual return over each of the following time periods and redemption at the end of each time period:


                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                               ------   -------   -------   --------
U.S. 9-10 Small Company......................     6       19         33        75
U.S. 6-10 Small Company......................     5       14         25        57
U.S. Large Company...........................     2        5          8        19
Enhanced U.S. Large Company..................     5       14         25        57
U.S. 6-10 Value..............................     6       19         33        75
U.S. Large Cap Value.........................     4       11         20        44
U.S. 4-10 Value..............................     6       20        n/a       n/a
DFA Real Estate Securities...................     5       15         27        60
Japanese Small Company.......................    12       28         45        95
Pacific Rim Small Company....................    18       37         56       113
United Kingdom Small Company.................     7       22         39        87
Emerging Markets.............................    15       36         59       126
Emerging Markets Small Cap...................    23       49        n/a       n/a
Emerging Markets Value.......................    16       38        n/a       n/a
Continental Small Company....................    17       33         50        99
International Small Company..................    14       31         48        99
Large Cap International......................     5       15         26        59
RWB/DFA International High Book to Market....     5       16         28        63
DFA International Small Cap Value............    16       35         56       117
DFA One-Year Fixed Income....................     2        7         12        28

                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                               ------   -------   -------   --------
DFA Two-Year Global Fixed Income.............     3       11         19        43
DFA Global Fixed Income......................     4       13         24        53
DFA Five-Year Government.....................     3        9         16        37
DFA Intermediate Government Fixed Income.....     3        8         14        32


    The purpose of the above expense table and Example is to assist investors in understanding the various costs and expenses that an investor in the Portfolios will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

    With respect to the Feeder Portfolios and International Small Company Portfolio, the table summarizes the aggregate annual operating expenses of both the Portfolios and the Master Funds or Underlying Series in which the Portfolios invest. (See "MANAGEMENT OF THE FUND" for a description of Portfolio, Master Fund and Underlying Series expenses.) The Board of Directors of the Fund has considered whether such expenses will be more or less than they would be if the Feeder Portfolios were to invest directly in the securities held by the Master Funds. The aggregate amount of expenses for a Feeder Portfolio and the corresponding Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Master Fund. However, the total expense ratios for the Feeder Portfolios and the Master Funds are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. This is because this arrangement enables various institutional investors, including the Feeder Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master Fund, including a Feeder Portfolio, will pay its proportionate share of the expenses of that Master Fund. By investing in shares of the Underlying Series, International Small Company Portfolio will indirectly bear its pro rata share of the operating expenses, management expenses and brokerage costs of such Series, as well as the expense of operating the Portfolio.


    The Emerging Markets Small Cap and U.S. 4-10 Value Portfolios (and their corresponding Master Funds) and the Emerging Markets Value Portfolio are new and, therefore, the above example is based on estimated expenses for their respective current fiscal years and does not extend over five and ten-year periods.



    For the fiscal year ended November 30, 1997, the equity Portfolios or Master Funds set forth below received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Portfolio or Master Fund:



                                                                            PERCENTAGE
PORTFOLIO/SERIES                                              NET REVENUE   OF ASSETS
------------------------------------------------------------  -----------   ----------
Large Cap International Portfolio...........................   $   56,000     0.07%
U.S. 9-10 Small Company Portfolio...........................   $  738,000     0.06%
DFA Real Estate Securities Portfolio........................   $   17,000     0.02%
DFA International Small Cap Value Portfolio.................   $  250,000     0.06%
U.S. 6-10 Small Company Series..............................   $  251,000     0.07%
U.S. Large Company Series...................................   $   41,000     0.01%
U.S. 6-10 Value Series......................................   $  612,000     0.03%
U.S. Large Cap Value Series.................................   $  132,000     0.01%
Japanese Small Company Series...............................   $  648,000     0.25%
DFA International Value Series..............................   $1,236,000     0.08%
Pacific Rim Small Company Series............................   $  178,000     0.08%
Continental Small Company Series............................   $  116,000     0.03%

                        CONDENSED FINANCIAL INFORMATION


    The following financial highlights are part of the audited financial statements of each Portfolio of the Fund other than the U.S. 4-10 Value, Emerging Markets Value and Emerging Markets Small Cap Portfolios, which had not commenced operations by November 30, 1997. The information for each of the past fiscal years has been audited by independent accountants. The financial statements, related notes, and the report of the independent accountants covering such financial information and financial highlights for the Fund's fiscal year ended November 30, 1997, are incorporated by reference into the statement of additional information from the Fund's annual report to shareholders for the year ended November 30, 1997. Further information about each Portfolio's performance (other than the U.S. 4-10 Value, Emerging Markets Value and Emerging Markets Small Cap Portfolios) is contained in the Fund's annual report to shareholders for the year ended November 30, 1997. A copy of the annual report (including the report of the independent accountants) may be obtained from the Fund upon request at no charge. The "Transfer" transaction referred to below in footnotes to the Financial Highlights refers to the transaction which took place on August 9, 1996, in which four Portfolios of the Fund, the Japanese Small Company Portfolio, the Pacific Rim Small Company Portfolio, the United Kingdom Small Company Portfolio, and the Continental Small Company Portfolio, respectively, each transferred their investable assets in exchange for shares with equal values of a corresponding Series of the Trust.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            THE U.S. 9-10 SMALL COMPANY PORTFOLIO
                                                    -----------------------------------------------------
                                                       YEAR         YEAR       YEAR      YEAR      YEAR
                                                       ENDED       ENDED      ENDED     ENDED     ENDED
                                                     NOV. 30,     NOV. 30,   NOV. 30,  NOV. 30,  NOV. 30,
                                                       1997         1996       1995      1994      1993
                                                    -----------  ----------  --------  --------  --------
Net Asset Value, Beginning of Period..............   $    12.14  $    11.03  $   8.49  $   8.69  $   7.75
                                                    -----------  ----------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.............................         0.03        0.03      0.05      0.01      0.03
Net Gain (Losses) on Securities (Realized and
  Unrealized).....................................         3.01        1.85      2.61      0.40      1.67
                                                    -----------  ----------  --------  --------  --------
Total From Investment Operations..................         3.04        1.88      2.66      0.41      1.70
                                                    -----------  ----------  --------  --------  --------
LESS DISTRIBUTIONS
Net Investment Income.............................        (0.03)      (0.01)    (0.04)    (0.03)    (0.05)
Net Realized Gains................................        (1.16)      (0.76)    (0.08)    (0.58)    (0.71)
                                                    -----------  ----------  --------  --------  --------
Total Distributions...............................        (1.19)      (0.77)    (0.12)    (0.61)    (0.76)
                                                    -----------  ----------  --------  --------  --------
Net Asset Value, End of Period....................   $    13.99  $    12.14  $  11.03  $   8.49  $   8.69
                                                    -----------  ----------  --------  --------  --------
                                                    -----------  ----------  --------  --------  --------
Total Return......................................        27.46%      18.05%    31.37%     5.06%    23.91%
                                                    -----------  ----------  --------  --------  --------
Net Assets, End of Period (thousands).............   $1,509,427  $1,181,804  $925,474  $659,221  $630,918
Ratio of Expenses to Average Net Assets...........         0.60%       0.61%     0.62%     0.65%     0.70%
Ratio of Net Investment Income to Average Net
  Assets..........................................         0.21%       0.22%     0.45%     0.16%     0.26%
Portfolio Turnover Rate...........................        27.81%      23.68%    24.65%    16.56%     9.87%
Average Commission Rate(1)........................   $   0.0579  $   0.0604       N/A       N/A       N/A


                                                          THE U.S. 9-10 SMALL COMPANY PORTFOLIO
                                                    -------------------------------------------------
                                                      YEAR      YEAR      YEAR       YEAR      YEAR
                                                     ENDED     ENDED     ENDED      ENDED     ENDED
                                                    NOV. 30,  NOV. 30,  NOV. 30,   NOV. 30,  NOV. 30,
                                                      1992      1991      1990       1989      1988
                                                    --------  --------  --------   --------  --------
Net Asset Value, Beginning of Period..............  $   6.33  $   5.34  $   7.74   $   7.66  $   7.50
                                                    --------  --------  --------   --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.............................      0.04      0.04      0.07       0.07      0.10
Net Gain (Losses) on Securities (Realized and
  Unrealized).....................................      1.53      1.64     (1.77)      0.98      1.48
                                                    --------  --------  --------   --------  --------
Total From Investment Operations..................      1.57      1.68     (1.70)      1.05      1.58
                                                    --------  --------  --------   --------  --------
LESS DISTRIBUTIONS
Net Investment Income.............................     (0.05)    (0.07)    (0.08)     (0.09)    (0.11)
Net Realized Gains................................     (0.10)    (0.62)    (0.62)     (0.88)    (1.31)
                                                    --------  --------  --------   --------  --------
Total Distributions...............................     (0.15)    (0.69)    (0.70)     (0.97)    (1.42)
                                                    --------  --------  --------   --------  --------
Net Asset Value, End of Period....................  $   7.75  $   6.33  $   5.34   $   7.74  $   7.66
                                                    --------  --------  --------   --------  --------
                                                    --------  --------  --------   --------  --------
Total Return......................................     25.24%    39.08%   (24.09)%    16.09%    24.36%
                                                    --------  --------  --------   --------  --------
Net Assets, End of Period (thousands).............  $651,313  $722,289  $561,102   $949,291  $912,518
Ratio of Expenses to Average Net Assets...........      0.68%     0.64%     0.62%      0.62%     0.62%
Ratio of Net Investment Income to Average Net
  Assets..........................................      0.53%     0.75%     0.99%      0.86%     1.19%
Portfolio Turnover Rate...........................      9.72%    10.13%     3.79%      7.86%    25.98%
Average Commission Rate(1)........................       N/A       N/A       N/A        N/A       N/A

------------------------------


      (1)  Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  THE U.S. 6-10 SMALL COMPANY PORTFOLIO
                                     ----------------------------------------------------------------
                                       YEAR        YEAR      YEAR      YEAR      YEAR        MARCH 20
                                       ENDED      ENDED     ENDED     ENDED     ENDED           TO
                                     NOV. 30,    NOV. 30,  NOV. 30,  NOV. 30,  NOV. 30,      NOV. 30,
                                       1997        1996      1995      1994      1993          1992
                                     ---------   --------  --------  --------  --------      --------
Net Asset Value, Beginning of
  Period...........................  $   14.53   $  12.64  $  11.08  $  11.43  $  10.35      $ 10.00
                                     ---------   --------  --------  --------  --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..............       0.09       0.11      0.09      0.09      0.08         0.04
Net Gain (Losses) on Securities
  (Realized and Unrealized)........       3.42       2.20      2.81     (0.07)     1.43         0.31
                                     ---------   --------  --------  --------  --------      --------
Total From Investment Operations...       3.51       2.31      2.90      0.02      1.51         0.35
                                     ---------   --------  --------  --------  --------      --------
LESS DISTRIBUTIONS
Net Investment Income..............      (0.12)     (0.02)    (0.14)    (0.09)    (0.11)       --
Net Realized Gains.................      (1.03)     (0.40)    (1.20)    (0.28)    (0.32)       --
                                     ---------   --------  --------  --------  --------      --------
Total Distributions................      (1.15)     (0.42)    (1.34)    (0.37)    (0.43)       --
                                     ---------   --------  --------  --------  --------      --------
Net Asset Value, End of Period.....  $   16.89   $  14.53  $  12.64  $  11.08  $  11.43      $ 10.35
                                     ---------   --------  --------  --------  --------      --------
                                     ---------   --------  --------  --------  --------      --------
Total Return.......................      26.12%     18.73%    28.75%     0.22%    14.72%        6.70%#
                                     ---------   --------  --------  --------  --------      --------
Net Assets, End of Period
  (thousands)......................  $ 337,992   $234,194  $186,644  $112,137  $136,863      $134,418
Ratio of Expenses to Average Net
  Assets**.........................       0.45%      0.48%     0.49%     0.53%     0.58%        0.48%*
Ratio of Net Investment Income to
  Average Net Assets...............       0.48%      0.75%     0.83%     0.72%     0.70%        0.96%*
Portfolio Turnover Rate............        N/A        N/A       N/A       N/A      1.81%*(b)    3.41%*
Average Commission Rate............        N/A        N/A       N/A       N/A       N/A          N/A
Portfolio Turnover Rate of Master
  Fund Series......................      30.04%     32.38%    21.16%    27.65%    32.88%*(c)     N/A
Average Commission Rate of Master
  Fund Series(1)...................  $  0.0583   $ 0.0586       N/A       N/A       N/A          N/A

                                                               THE U.S. LARGE COMPANY PORTFOLIO
                                     -------------------------------------------------------------------------------------
                                                                                                                    DEC.
                                                                   YEAR        YEAR        YEAR        YEAR          31,
                                        YEAR           YEAR        ENDED       ENDED       ENDED       ENDED       1990 TO
                                       ENDED          ENDED        NOV.        NOV.        NOV.        NOV.         NOV.
                                      NOV. 30,       NOV. 30,       30,         30,         30,         30,          30,
                                        1997           1996        1995        1994        1993        1992         1991
                                     ----------      --------     -------     -------     -------     -------      -------
Net Asset Value, Beginning of
  Period...........................   $   22.73      $  18.12     $ 13.58     $ 13.91     $ 13.12     $ 11.44      $ 10.00
                                     ----------      --------     -------     -------     -------     -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..............        0.42          0.41        0.35        0.37        0.36        0.36         0.34
Net Gain (Losses) on Securities
  (Realized and Unrealized)........        5.89          4.52        4.57       (0.22)       0.87        1.69         1.34
                                     ----------      --------     -------     -------     -------     -------      -------
Total From Investment Operations...        6.31          4.93        4.92        0.15        1.23        2.05         1.68
                                     ----------      --------     -------     -------     -------     -------      -------
LESS DISTRIBUTIONS
Net Investment Income..............       (0.43)        (0.31)      (0.36)      (0.37)      (0.44)      (0.37)       (0.24)
Net Realized Gains.................       (0.13)        (0.01)      (0.02)      (0.11)      --          --           --
                                     ----------      --------     -------     -------     -------     -------      -------
Total Distributions................       (0.56)        (0.32)      (0.38)      (0.48)      (0.44)      (0.37)       (0.24)
                                     ----------      --------     -------     -------     -------     -------      -------
Net Asset Value, End of Period.....   $   28.48      $  22.73     $ 18.12     $ 13.58     $ 13.91     $ 13.12      $ 11.44
                                     ----------      --------     -------     -------     -------     -------      -------
                                     ----------      --------     -------     -------     -------     -------      -------
Total Return.......................       28.26%        27.49%      36.54%       1.04%       9.48%      18.23%       16.80%#
                                     ----------      --------     -------     -------     -------     -------      -------
Net Assets, End of Period
  (thousands)......................   $ 343,537      $187,757     $97,111     $48,638     $37,830     $34,908      $22,279
Ratio of Expenses to Average Net
  Assets**.........................        0.15%(a)      0.21%(a)    0.24%(a)    0.24%(a)    0.24%(a)    0.11%(a)     0.00%*(a)
Ratio of Net Investment Income to
  Average Net Assets...............        1.66%(a)      2.10%(a)    2.29%(a)    2.75%(a)    2.48%(a)    2.86%(a)     3.42%*(a)
Portfolio Turnover Rate............         N/A           N/A         N/A         N/A       27.67%*(b)    3.56%       0.97%*
Average Commission Rate............         N/A           N/A         N/A         N/A         N/A         N/A          N/A
Portfolio Turnover Rate of Master
  Fund Series......................        4.28%        14.09%       2.38%       8.52%      34.36%*(c)     N/A         N/A
Average Commission Rate of Master
  Fund Series(1)...................   $  0.0202      $ 0.0212         N/A         N/A         N/A         N/A          N/A

----------------------------------


        *  Annualized

        #  Non-annualized

       **  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series for the year ended November 30, 1993 and subsequent periods.

      (a)  Had certain waivers and reimbursements not been in effect the ratios of expenses to average net assets for the periods ended November 30, 1997 through 1991 would have been 0.35%, 0.45%, 0.46%, 0.66%, 0.79%, 0.53% and 0.52%, respectively, and the ratios of net investment income to average net assets for the periods ended November 30, 1997 through 1991 would have been 1.46%, 1.85%, 2.23%, 2.64%, 2.28%, 2.44% and 2.90%, respectively.

      (b)  Portfolio turnover calculated for the period December 1, 1992 to February 2, 1993 and December 1, 1992 to February 7,
           1993, respectively (through date of Exchange transaction, see respective Master Fund Series for rate subsequent to
           Exchange transaction.)

      (c)  Master Fund Series turnover calculated for the period February 3 to November 30, 1993 and February 8 to November 3, 1993,
           respectively.

      (1)  Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning after September 1, 1995.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             THE ENHANCED U.S.
                                          LARGE COMPANY PORTFOLIO
                                          ------------------------          THE U.S. 6-10 VALUE PORTFOLIO
                                                           JULY 3   ----------------------------------------------
                                             YEAR            TO        YEAR        YEAR       YEAR        YEAR
                                             ENDED          NOV.      ENDED       ENDED      ENDED       ENDED
                                           NOV. 30,          30,     NOV. 30,    NOV. 30,   NOV. 30,    NOV. 30,
                                             1997           1996       1997        1996       1995        1994
                                          -----------      -------  ----------  ----------  --------  ------------
Net Asset Value, Beginning of Period....    $ 11.83        $10.00   $    17.00  $    14.03  $  11.13    $    11.04
                                          -----------      -------  ----------  ----------  --------  ------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................       0.54          0.12         0.07        0.11      0.10          0.14
Net Gain (Losses) on Securities
  (Realized and Unrealized).............       2.40          1.71         5.49        2.93      3.06          0.10
                                          -----------      -------  ----------  ----------  --------  ------------
Total From Investment Operations........       2.94          1.83         5.56        3.04      3.16          0.24
                                          -----------      -------  ----------  ----------  --------  ------------
LESS DISTRIBUTIONS
Net Investment Income...................      (0.55)         --          (0.11)      (0.02)    (0.10)        (0.15)
Net Realized Gains......................      (0.61)         --          (0.36)      (0.05)    (0.16)      --
                                          -----------      -------  ----------  ----------  --------  ------------
Total Distributions.....................      (1.16)         --          (0.47)      (0.07)    (0.26)        (0.15)
                                          -----------      -------  ----------  ----------  --------  ------------
Net Asset Value, End of Period..........    $ 13.61        $11.83   $    22.09  $    17.00  $  14.03    $    11.13
                                          -----------      -------  ----------  ----------  --------  ------------
                                          -----------      -------  ----------  ----------  --------  ------------
Total Return............................      27.22%        18.30%#      33.57%      21.70%    28.41%         2.19%
                                          -----------      -------  ----------  ----------  --------  ------------
Net Assets, End of Period (thousands)...    $47,642        $29,236  $2,098,654  $1,207,298  $609,950    $  344,148
Ratio of Expenses to Average Net
  Assets**..............................       0.52%(a)      0.65%*       0.60%       0.61%     0.64%         0.66%
Ratio of Net Investment Income to
  Average Net Assets....................       4.51%(a)      3.44%*       0.37%       0.78%     0.85%         1.69%
Portfolio Turnover Rate.................        N/A           N/A          N/A         N/A       N/A           N/A
Average Commission Rate.................        N/A           N/A          N/A         N/A       N/A           N/A
Portfolio Turnover Rate of Master Fund
  Series................................     193.78%       211.07%*      25.47%      14.91%    20.62%         8.22%
Average Commission Rate of Master Fund
  Series(1).............................    $0.0246        $0.0200  $   0.0645  $   0.0658       N/A           N/A

                                              MARCH 2
                                                 TO
                                              NOV. 30,
                                                1993
                                          ----------------
Net Asset Value, Beginning of Period....      $ 10.00
                                              -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................         0.11
Net Gain (Losses) on Securities
  (Realized and Unrealized).............         1.03
                                              -------
Total From Investment Operations........         1.14
                                              -------
LESS DISTRIBUTIONS
Net Investment Income...................        (0.10)
Net Realized Gains......................      --
                                              -------
Total Distributions.....................        (0.10)
                                              -------
Net Asset Value, End of Period..........      $ 11.04
                                              -------
                                              -------
Total Return............................        11.39%#
                                              -------
Net Assets, End of Period (thousands)...      $95,682
Ratio of Expenses to Average Net
  Assets**..............................         0.70%*
Ratio of Net Investment Income to
  Average Net Assets....................         1.97%*
Portfolio Turnover Rate.................          N/A
Average Commission Rate.................          N/A
Portfolio Turnover Rate of Master Fund
  Series................................         1.07%*
Average Commission Rate of Master Fund
  Series(1).............................          N/A

------------------------------


        *  Annualized
        #  Non-annualized
       **  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.
      (1)  Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.
      (a)  Had certain waivers and reimbursments not been in effect, the ratio of expenses to average net assets for the year ended
           November 30, 1997 would have been 0.54% and the ratio of net investment income to average net assets for the year ended
           November 30, 1997 would have been 4.49%.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                        THE U.S. LARGE CAP VALUE PORTFOLIO
                                                --------------------------------------------------
                                                                                           FEB. 19
                                                  YEAR        YEAR      YEAR      YEAR       TO
                                                  ENDED      ENDED     ENDED     ENDED      NOV.
                                                NOV. 30,    NOV. 30,  NOV. 30,  NOV. 30,     30,
                                                  1997        1996      1995      1994      1993
                                                ---------   --------  --------  --------   -------
Net Asset Value, Beginning of Period.........   $   15.98   $  13.29  $   9.91  $  10.60   $10.00
                                                ---------   --------  --------  --------   -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).................        0.29       0.30      0.29      0.32     0.18
Net Gain (Losses) on Securities (Realized and
  Unrealized)................................        3.60       2.62      3.55     (0.68)    0.59
                                                ---------   --------  --------  --------   -------
Total From Investment Operations.............        3.89       2.92      3.84     (0.36)    0.77
                                                ---------   --------  --------  --------   -------
LESS DISTRIBUTIONS
Net Investment Income........................       (0.30)     (0.23)    (0.29)    (0.33)   (0.17)
Net Realized Gain............................       (0.35)     --        (0.17)    --        --
Tax Return of Capital........................      --          --        --        --        --
                                                ---------   --------  --------  --------   -------
Total Distributions..........................       (0.65)     (0.23)    (0.46)    (0.33)   (0.17)
                                                ---------   --------  --------  --------   -------
Net Asset Value, End of Period...............   $   19.22   $  15.98  $  13.29  $   9.91   $10.60
                                                ---------   --------  --------  --------   -------
                                                ---------   --------  --------  --------   -------
Total Return.................................       25.10%     22.20%    39.13%    (3.27)%   7.59%#
                                                ---------   --------  --------  --------   -------
Net Assets, End of Period (thousands)........   $ 840,003   $541,149  $280,915  $197,566   $90,288
Ratio of Expenses to Average Net Assets**....        0.35%      0.36%     0.42%     0.44%    0.47%*
Ratio of Net Investment Income to Average Net
  Assets.....................................        1.70%      2.17%     2.49%     3.50%    3.38%*
Portfolio Turnover Rate......................         N/A        N/A       N/A       N/A      N/A
Average Commission Rate(1)...................         N/A        N/A       N/A       N/A      N/A
Portfolio Turnover Rate of Master Fund
  Series.....................................       17.71%     20.12%    29.41%    39.33%    0.75%*
Average Commission Rate of Master Fund
  Series(1)..................................   $  0.0494   $ 0.0499       N/A       N/A      N/A

                                                           THE DFA REAL ESTATE SECURITIES PORTFOLIO
                                                --------------------------------------------------------------
                                                               YEAR                                   JAN. 5
                                                YEAR ENDED     ENDED     YEAR ENDED    YEAR ENDED       TO
                                                 NOV. 30,    NOV. 30,     NOV. 30,      NOV. 30,     NOV. 30,
                                                   1997        1996         1995          1994         1993
                                                ----------   ---------   -----------   -----------   ---------
Net Asset Value, Beginning of Period.........   $  12.65     $  10.00     $   9.28       $  10.92    $  10.00
                                                ----------   ---------   -----------   -----------   ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).................       0.88         0.71         0.61           0.37        0.20
Net Gain (Losses) on Securities (Realized and
  Unrealized)................................       2.68         2.08         0.68          (1.65)       0.91
                                                ----------   ---------   -----------   -----------   ---------
Total From Investment Operations.............       3.56         2.79         1.29          (1.28)       1.11
                                                ----------   ---------   -----------   -----------   ---------
LESS DISTRIBUTIONS
Net Investment Income........................      (0.68)       (0.14)       (0.46)         (0.28)      (0.19)
Net Realized Gain............................      --           --          --             --           --
Tax Return of Capital........................      --           --           (0.11)         (0.08)      --
                                                ----------   ---------   -----------   -----------   ---------
Total Distributions..........................      (0.68)       (0.14)       (0.57)         (0.36)      (0.19)
                                                ----------   ---------   -----------   -----------   ---------
Net Asset Value, End of Period...............   $  15.53     $  12.65     $  10.00       $   9.28    $  10.92
                                                ----------   ---------   -----------   -----------   ---------
                                                ----------   ---------   -----------   -----------   ---------
Total Return.................................      29.13%       28.24%       14.00%        (11.76)%     11.08%#
                                                ----------   ---------   -----------   -----------   ---------
Net Assets, End of Period (thousands)........   $ 95,072     $ 64,390     $ 43,435       $ 30,456    $ 22,106
Ratio of Expenses to Average Net Assets**....       0.48%        0.71%        0.82%          0.90%       0.88%*
Ratio of Net Investment Income to Average Net
  Assets.....................................       5.73%        7.08%        6.76%          3.90%       2.63%*
Portfolio Turnover Rate......................      30.73%       11.25%        0.66%         28.87%       0.55%*
Average Commission Rate(1)...................   $ 0.0449     $ 0.0455          N/A            N/A         N/A
Portfolio Turnover Rate of Master Fund
  Series.....................................        N/A          N/A          N/A            N/A         N/A
Average Commission Rate of Master Fund
  Series(1)..................................        N/A          N/A          N/A            N/A         N/A

------------------------------

  * Annualized

 # Non-annualized.

 ** Represents the respective combined ratios for The U.S. Large Cap Value
    Portfolio and its pro-rata share of its Master Fund Series.


 (1) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

                        DFA INVESTMENT DIMENSIONS GROUP INC.

                                FINANCIAL HIGHLIGHTS

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                    THE JAPANESE SMALL COMPANY PORTFOLIO
                                   -----------------------------------------------------------------------
                                                      YEAR           YEAR           YEAR           YEAR
                                   YEAR ENDED         ENDED          ENDED          ENDED          ENDED
                                    NOV. 30,        NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                      1997            1996           1995           1994           1993
                                   -----------      ---------      ---------      ---------      ---------
Net Asset Value, Beginning of
  Period......................      $    21.03      $   22.78      $   25.06      $   19.96      $   18.92
                                   -----------      ---------      ---------      ---------      ---------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income
  (Loss)......................            0.09           0.07           0.06           0.05           0.04
Net Gain (Losses) on
  Securities
  (Realized and Unrealized)...          (10.45)         (1.45)         (1.65)          5.76           1.75
                                   -----------      ---------      ---------      ---------      ---------
Total From Investment
  Operations..................          (10.36)         (1.38)         (1.59)          5.81           1.79
                                   -----------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS
Net Investment Income.........           (0.06)         (0.01)         (0.06)         (0.04)         (0.05)
Net Realized Gains............           (1.16)         (0.36)         (0.63)         (0.67)         (0.70)
                                   -----------      ---------      ---------      ---------      ---------
Total Distributions...........           (1.22)         (0.37)         (0.69)         (0.71)         (0.75)
                                   -----------      ---------      ---------      ---------      ---------
Net Asset Value, End of
  Period......................      $     9.45      $   21.03      $   22.78      $   25.06      $   19.96
                                   -----------      ---------      ---------      ---------      ---------
                                   -----------      ---------      ---------      ---------      ---------
Total Return..................          (51.90)%        (6.28)%        (6.54)%        29.59%          9.52%
                                   -----------      ---------      ---------      ---------      ---------
Net Assets, End of Period
  (thousands).................      $  114,017      $ 294,120      $ 371,113      $ 330,674      $ 209,244
Ratio of Expenses to Average
  Net Assets**................            0.73%          0.72%          0.74%          0.76%          0.82%
Ratio of Net Investment Income
  to Average Net Assets.......            0.50%          0.24%          0.25%          0.10%          0.06%
Portfolio Turnover Rate.......             N/A          18.52%*(a)      7.79%         10.51%          9.36%
Average Commission Rate(1)....             N/A      $  0.0458(a)         N/A            N/A            N/A
Portfolio Turnover Rate of
  Master Fund Series..........           13.17%          1.67%*(b)       N/A            N/A            N/A
Average Commission Rate of
  Master Fund Series(1).......      $   0.0282      $  0.0427(b)         N/A            N/A            N/A

                                                   THE JAPANESE SMALL COMPANY PORTFOLIO
                                   ---------------------------------------------------------------------
                                     YEAR           YEAR           YEAR           YEAR           YEAR
                                     ENDED          ENDED          ENDED          ENDED          ENDED
                                   NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                     1992           1991           1990           1989           1988
                                   ---------      ---------      ---------      ---------      ---------
Net Asset Value, Beginning of
  Period......................     $   25.05      $   26.27      $   38.33      $   31.03      $   24.87
                                   ---------      ---------      ---------      ---------      ---------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income
  (Loss)......................          0.04          (0.01)         (0.03)         (0.09)         (0.05)
Net Gain (Losses) on
  Securities
  (Realized and Unrealized)...         (5.69)          0.51         (10.74)          9.09          10.42
                                   ---------      ---------      ---------      ---------      ---------
Total From Investment
  Operations..................         (5.65)          0.50         (10.77)          9.00          10.37
                                   ---------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS
Net Investment Income.........        --             --             --             --             --
Net Realized Gains............         (0.48)         (1.72)         (1.29)         (1.70)         (4.21)
                                   ---------      ---------      ---------      ---------      ---------
Total Distributions...........         (0.48)         (1.72)         (1.29)         (1.70)         (4.21)
                                   ---------      ---------      ---------      ---------      ---------
Net Asset Value, End of
  Period......................     $   18.92      $   25.05      $   26.27      $   38.33      $   31.03
                                   ---------      ---------      ---------      ---------      ---------
                                   ---------      ---------      ---------      ---------      ---------
Total Return..................        (23.01)%         1.68%        (29.12)%        30.63%         47.62%
                                   ---------      ---------      ---------      ---------      ---------
Net Assets, End of Period
  (thousands).................     $ 139,892      $ 159,475      $ 149,100      $ 168,820      $ 107,863
Ratio of Expenses to Average
  Net Assets**................          0.78%          0.78%          0.83%          0.76%          0.76%
Ratio of Net Investment Income
  to Average Net Assets.......          0.10%         (0.11)%        (0.22)%        (0.34)%        (0.23)%
Portfolio Turnover Rate.......          5.00%          2.71%         10.26%          5.76%          9.14%
Average Commission Rate(1)....           N/A            N/A            N/A            N/A            N/A
Portfolio Turnover Rate of
  Master Fund Series..........           N/A            N/A            N/A            N/A            N/A
Average Commission Rate of
  Master Fund Series(1).......           N/A            N/A            N/A            N/A            N/A

------------------------------

  * Annualized

 ** Represents the combined ratios for the portfolio and its pro-rata share of its Master Fund Series for the period ended November 30, 1996 and subsequent periods.

 (a) Portfolio turnover and average commission calculated for the period December 1, 1995 to August 9, 1996, (through date of Transfer transaction).

 (b) Items calculated for the period August 9 to November 30, 1996.


 (1) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     THE PACIFIC RIM SMALL COMPANY PORTFOLIO
                                              ------------------------------------------------------
                                                YEAR       YEAR          YEAR      YEAR     JAN. 5
                                               ENDED      ENDED         ENDED     ENDED       TO
                                              NOV. 30,   NOV. 30,      NOV. 30,  NOV. 30,  NOV. 30,
                                                1997       1996          1995      1994      1993
                                              --------   --------      --------  --------  ---------
Net Asset Value, Beginning of Period........  $  16.63   $  14.38      $  15.98  $  16.45  $   10.00
                                              --------   --------      --------  --------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.......................      0.32       0.27          0.34      0.23       0.11
Net Gain (Losses) on Securities (Realized
  and Unrealized)...........................     (6.22)      2.40         (1.33)     0.47       6.46
                                              --------   --------      --------  --------  ---------
Total From Investment Operations............     (5.90)      2.67         (0.99)     0.70       6.57
                                              --------   --------      --------  --------  ---------
LESS DISTRIBUTIONS
Net Investment Income.......................     (0.33)     (0.02)        (0.34)    (0.23)     (0.09)
Net Realized Gains..........................     (0.88)     (0.40)        (0.27)    (0.94)     (0.03)
                                              --------   --------      --------  --------  ---------
Total Distributions.........................     (1.21)     (0.42)        (0.61)    (1.17)     (0.12)
                                              --------   --------      --------  --------  ---------
Net Asset Value, End of Period..............  $   9.52   $  16.63      $  14.38  $  15.98  $   16.45
                                              --------   --------      --------  --------  ---------
                                              --------   --------      --------  --------  ---------
Total Return................................    (38.07)%    19.06%        (6.27)%     4.26%     65.71%#
                                              --------   --------      --------  --------  ---------
Net Assets, End of Period (thousands).......  $111,320   $215,542      $193,137  $212,953  $ 164,623
Ratio of Expenses to Average Net Assets**...      0.84%      0.84%         0.83%     0.95%      1.16%*
Ratio of Net Investment Income to Average
  Net Assets................................      1.95%      1.70%         2.22%     1.47%      1.27%*
Portfolio Turnover Rate.....................       N/A       7.05%*(a)     5.95%    26.05%      2.77%*
Average Commission Rate(1)..................       N/A   $ 0.0094(a)        N/A       N/A        N/A
Portfolio Turnover Rate of Master Fund
  Series....................................     24.00%      8.04%(b)       N/A       N/A        N/A
Average Commission Rate of Master Fund
  Series(1).................................  $ 0.0042   $ 0.0102(b)        N/A       N/A        N/A

------------------------------

  * Annualized

 # Non-annualized

 ** Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series for the period ended November 30, 1996 and subsequent periods.

 (a) Portfolio turnover and average commission calculated for the period December 1, 1995 to August 9, 1996, (through date of Transfer transaction).

 (b) Items calculated for the period August 9 to November 30, 1996.


 (1) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

                        DFA INVESTMENT DIMENSIONS GROUP INC.

                                FINANCIAL HIGHLIGHTS

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           THE UNITED KINGDOM SMALL COMPANY PORTFOLIO
                                                    --------------------------------------------------------
                                                       YEAR         YEAR          YEAR      YEAR      YEAR
                                                       ENDED       ENDED         ENDED     ENDED     ENDED
                                                     NOV. 30,     NOV. 30,      NOV. 30,  NOV. 30,  NOV. 30,
                                                       1997         1996          1995      1994      1993
                                                    -----------   --------      --------  --------  --------
Net Asset Value, Beginning of Period..............   $    28.47   $  24.09      $  23.20  $  21.22  $  16.38
                                                    -----------   --------      --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.............................         0.81       0.72          0.84      0.48      0.45
Net Gain (Losses) on Securities (Realized and
  Unrealized).....................................         1.46       5.31          1.12      2.03      5.34
                                                    -----------   --------      --------  --------  --------
Total From Investment Operations..................         2.27       6.03          1.96      2.51      5.79
                                                    -----------   --------      --------  --------  --------
LESS DISTRIBUTIONS
Net Investment Income.............................        (0.73)     (0.06)        (0.76)    (0.53)    (0.95)
Net Realized Gains................................        (1.32)     (1.59)        (0.31)    --        --
                                                    -----------   --------      --------  --------  --------
Total Distributions...............................        (2.05)     (1.65)        (1.07)    (0.53)    (0.95)
                                                    -----------   --------      --------  --------  --------
Net Asset Value, End of Period....................   $    28.69   $  28.47      $  24.09  $  23.20  $  21.22
                                                    -----------   --------      --------  --------  --------
                                                    -----------   --------      --------  --------  --------
Total Return......................................         8.45%     26.76%         8.39%    11.85%    36.42%
                                                    -----------   --------      --------  --------  --------
Net Assets, End of Period (thousands).............   $  130,891   $166,789      $167,730  $214,113  $181,789
Ratio of Expenses to Average Net Assets**.........         0.70%      0.73%         0.72%     0.74%     0.78%
Ratio of Net Investment Income to Average Net
  Assets..........................................         2.40%      2.49%         2.51%     1.95%     2.22%
Portfolio Turnover Rate...........................          N/A       3.72%*(a)     7.82%    10.75%     8.21%
Average Commission Rate(1)........................          N/A   $ 0.0103(a)        N/A       N/A       N/A
Portfolio Turnover Rate of Master Fund Series.....         4.26%      4.55%*(b)      N/A       N/A       N/A
Average Commission Rate of Master Fund
  Series(1).......................................   $   0.0073   $ 0.0050(b)        N/A       N/A       N/A


                                                         THE UNITED KINGDOM SMALL COMPANY PORTFOLIO
                                                    ----------------------------------------------------
                                                      YEAR       YEAR       YEAR       YEAR       YEAR
                                                     ENDED      ENDED      ENDED      ENDED      ENDED
                                                    NOV. 30,   NOV. 30,   NOV. 30,   NOV. 30,   NOV. 30,
                                                      1992       1991       1990       1989       1988
                                                    --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period..............  $  21.37   $  20.41   $  22.55   $  28.29   $  23.41
                                                    --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.............................      0.64       0.69       0.92       0.52       0.61
Net Gain (Losses) on Securities (Realized and
  Unrealized).....................................     (4.98)      1.71      (1.34)     (4.75)      5.18
                                                    --------   --------   --------   --------   --------
Total From Investment Operations..................     (4.34)      2.40      (0.42)     (4.23)      5.79
                                                    --------   --------   --------   --------   --------
LESS DISTRIBUTIONS
Net Investment Income.............................     (0.65)     (0.90)     (0.75)     (0.54)     (0.28)
Net Realized Gains................................     --         (0.54)     (0.97)     (0.97)     (0.63)
                                                    --------   --------   --------   --------   --------
Total Distributions...............................     (0.65)     (1.44)     (1.72)     (1.51)     (0.91)
                                                    --------   --------   --------   --------   --------
Net Asset Value, End of Period....................  $  16.38   $  21.37   $  20.41   $  22.55   $  28.29
                                                    --------   --------   --------   --------   --------
                                                    --------   --------   --------   --------   --------
Total Return......................................    (20.93)%    12.55%     (2.22)%   (15.40)%    23.66%
                                                    --------   --------   --------   --------   --------
Net Assets, End of Period (thousands).............  $121,086   $146,873   $127,137   $119,385   $121,337
Ratio of Expenses to Average Net Assets**.........      0.76%      0.84%      0.83%      0.70%      0.71%
Ratio of Net Investment Income to Average Net
  Assets..........................................      3.19%      3.44%      4.34%      2.24%      2.58%
Portfolio Turnover Rate...........................      4.41%      4.50%     10.86%     11.38%     12.55%
Average Commission Rate(1)........................       N/A        N/A        N/A        N/A        N/A
Portfolio Turnover Rate of Master Fund Series.....       N/A        N/A        N/A        N/A        N/A
Average Commission Rate of Master Fund
  Series(1).......................................       N/A        N/A        N/A        N/A        N/A

----------------------------------

  * Annualized

 # Non-annualized

 ** Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series for the period ended November 30, 1996 and subsequent periods.

 (a) Portfolio turnover and average commission calculated for the period December 1, 1995 to August 9, 1996, (through date of Transfer transaction).

 (b) Items calculated for the period August 9 to November 30, 1996.


 (1) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

                        DFA INVESTMENT DIMENSIONS GROUP INC.

                                FINANCIAL HIGHLIGHTS

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             THE CONTINENTAL SMALL COMPANY PORTFOLIO
                               --------------------------------------------------------------------
                                   YEAR         YEAR          YEAR       YEAR      YEAR      YEAR
                                  ENDED        ENDED         ENDED      ENDED     ENDED     ENDED
                                 NOV. 30,     NOV. 30,      NOV. 30,   NOV. 30,  NOV. 30,  NOV. 30,
                                   1997         1996          1995       1994      1993      1992
                               ------------   --------      --------   --------  --------  --------
Net Asset Value, Beginning
  of Period.................     $    15.26   $  14.13      $  14.63   $  12.62  $  11.39  $  14.18
                               ------------   --------      --------   --------  --------  --------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income
  (Loss)....................           0.29       0.30          0.29       0.18      0.23      0.28
Net Gain (Losses) on
  Securities (Realized and
  Unrealized)...............           1.55       1.58         (0.48)      2.10      1.46     (2.11)
                               ------------   --------      --------   --------  --------  --------
Total From Investment
  Operations................           1.84       1.88         (0.19)      2.28      1.69     (1.83)
                               ------------   --------      --------   --------  --------  --------
LESS DISTRIBUTIONS
Net Investment Income.......          (0.29)     (0.02)        (0.29)     (0.19)    (0.44)    (0.26)
Net Realized Gains..........          (0.87)     (0.73)        (0.02)     (0.07)    (0.02)    (0.70)
Tax Return of Capital.......        --           --            --         (0.01)    --        --
                               ------------   --------      --------   --------  --------  --------
Total Distributions.........          (1.16)     (0.75)        (0.31)     (0.27)    (0.46)    (0.96)
                               ------------   --------      --------   --------  --------  --------
Net Asset Value, End of
  Period....................     $    15.94   $  15.26      $  14.13   $  14.63  $  12.62  $  11.39
                               ------------   --------      --------   --------  --------  --------
                               ------------   --------      --------   --------  --------  --------
Total Return................          13.02%     13.96%        (1.33)%    18.19%    15.27%   (13.85)%
                               ------------   --------      --------   --------  --------  --------
Net Assets, End of Period
  (thousands)...............     $  232,744   $299,325      $314,116   $340,992  $266,175  $196,845
Ratio of Expenses to Average
  Net Assets**..............           0.72%      0.73%         0.74%      0.77%     0.83%     0.90%
Ratio of Net Investment
  Income to Average Net
  Assets....................           1.41%      1.81%         1.69%      1.21%     1.61%     2.11%
Portfolio Turnover Rate.....            N/A       3.67%*(a)     9.79%     10.22%     8.99%     6.35%
Average Commission
  Rate(1)...................            N/A   $ 0.1030(a)        N/A        N/A       N/A       N/A
Portfolio Turnover Rate of
  Master Fund Series........           3.46%      6.69%*(c)      N/A        N/A       N/A       N/A
Average Commission Rate of
  Master Fund Series(1).....     $   0.0586   $ 0.0392(c)        N/A        N/A       N/A       N/A

                                                                             THE INTERNATIONAL
                                THE CONTINENTAL SMALL COMPANY PORTFOLIO        SMALL COMPANY
                                                                                 PORTFOLIO
                               ------------------------------------------   --------------------
                                                                   APRIL
                                                                    15
                                 YEAR        YEAR         YEAR      TO        YEAR      OCT. 1,
                                ENDED        ENDED       ENDED     NOV.      ENDED         TO
                               NOV. 30,    NOV. 30,     NOV. 30,    30,     NOV. 30,    NOV. 30,
                                 1991        1990         1989     1988       1997        1996
                               --------   -----------   --------  -------   --------    --------
Net Asset Value, Beginning
  of Period.................   $  16.24    $    16.15   $  12.02  $ 10.00   $   9.96    $  10.00
                               --------   -----------   --------  -------   --------    --------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income
  (Loss)....................       0.27          0.25       0.12     0.17       0.10        0.01
Net Gain (Losses) on
  Securities (Realized and
  Unrealized)...............      (1.66)         0.31       4.10     1.85      (2.22)      (0.05)
                               --------   -----------   --------  -------   --------    --------
Total From Investment
  Operations................      (1.39)         0.56       4.22     2.02      (2.12)      (0.04)
                               --------   -----------   --------  -------   --------    --------
LESS DISTRIBUTIONS
Net Investment Income.......      (0.29)        (0.20)     (0.09)   --         (0.02)      --
Net Realized Gains..........      (0.38)        (0.27)     --       --         --          --
Tax Return of Capital.......      --          --           --       --         --          --
                               --------   -----------   --------  -------   --------    --------
Total Distributions.........      (0.67)        (0.47)     (0.09)   --         (0.02)      --
                               --------   -----------   --------  -------   --------    --------
Net Asset Value, End of
  Period....................   $  14.18    $    16.24   $  16.15  $ 12.02   $   7.82    $   9.96
                               --------   -----------   --------  -------   --------    --------
                               --------   -----------   --------  -------   --------    --------
Total Return................      (9.11)%        3.50%     35.62%   20.01%#   (21.35)%     (0.40)%#
                               --------   -----------   --------  -------   --------    --------
Net Assets, End of Period
  (thousands)...............   $214,054    $  245,465   $199,065  $78,689   $230,469    $104,118
Ratio of Expenses to Average
  Net Assets**..............       0.86%         0.89%      0.82%    1.05%*     0.75%       0.70%*(b)
Ratio of Net Investment
  Income to Average Net
  Assets....................       1.68%         1.63%      1.41%    3.27%*     1.46%       0.54%*(b)
Portfolio Turnover Rate.....       7.69%         6.24%      5.70%    0.26%*      N/A***      N/A***
Average Commission
  Rate(1)...................        N/A           N/A        N/A      N/A        N/A***      N/A***
Portfolio Turnover Rate of
  Master Fund Series........        N/A           N/A        N/A      N/A        N/A         N/A
Average Commission Rate of
  Master Fund Series(1).....        N/A           N/A        N/A      N/A        N/A         N/A

----------------------------------

  * Annualized

 # Non-annualized

 ** Represents the combined ratios for the respective portfolio and its respective pro-rata shares of its Master Fund Series for the period ended November 30, 1996 and subsequent periods.

*** Refer to the respective Master Fund Series.

 (a) Portfolio turnover and average commission calculated for the period December 1, 1995 to August 9, 1996 (through date of Transfer transaction).

 (b) Had certain waivers and reimbursements not been in effect, the ratio of expenses to average net assets for the period ended November 30, 1996 would have been 0.79%, respectively, and the ratio of net investment income to average net assets for the period ended November 30, 1996 would have been 0.45%, respectively.

 (c) Items calculated for the period August 9 to November 30, 1996.


 (1) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  THE RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO
                                         -------------------------------------------------------------------------
                                         YEAR ENDED    YEAR ENDED    YEAR ENDED       YEAR ENDED       JUNE 10 TO
                                          NOV. 30,      NOV. 30,      NOV. 30,         NOV. 30,         NOV. 30,
                                            1997          1996          1995             1994             1993
                                         -----------   -----------   -----------      -----------      -----------
Net Asset Value, Beginning of
  Period...........................       $    13.76    $    12.02    $    11.44       $     9.92       $  10.00
                                         -----------   -----------   -----------      -----------      -----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).......             0.22          0.22          0.19             0.14           0.06
Net Gain (Losses) on Securities
  (Realized and Unrealized)........            (0.77)         1.53          0.60             1.52          (0.11)
                                         -----------   -----------   -----------      -----------      -----------
Total From Investment Operations...            (0.55)         1.75          0.79             1.66          (0.05)
                                         -----------   -----------   -----------      -----------      -----------
LESS DISTRIBUTIONS
Net Investment Income..............            (0.23)        (0.01)        (0.19)           (0.14)         (0.03)
Net Realized Gains.................            (0.14)      --              (0.02)         --              --
                                         -----------   -----------   -----------      -----------      -----------
Total Distributions................            (0.37)        (0.01)        (0.21)           (0.14)         (0.03)
                                         -----------   -----------   -----------      -----------      -----------
Net Asset Value, End of Period.....       $    12.84    $    13.76    $    12.02       $    11.44       $   9.92
                                         -----------   -----------   -----------      -----------      -----------
                                         -----------   -----------   -----------      -----------      -----------
Total Return.......................            (4.04)%       14.61%         6.95%           16.71%         (0.50)%#
                                         -----------   -----------   -----------      -----------      -----------
Net Assets, End of Period
  (thousands)......................       $  275,057    $  257,371    $  172,017       $  112,952       $ 63,235
Ratio of Expenses to Average Net
  Assets**.........................             0.50%         0.54%         0.68%            0.69%(a)       0.65%*(a)
Ratio of Net Investment Income to
  Average Net Assets...............             1.72%         1.88%         1.85%            1.39%(a)       1.40%*(a)
Portfolio Turnover Rate............              N/A           N/A           N/A             0.15%*(b)      0.41%*
Average Commission Rate............              N/A           N/A           N/A              N/A            N/A
Portfolio Turnover Rate of Master
  Fund Series......................            22.55%        12.23%         9.75%            1.90%*(c)       N/A
Average Commission Rate of Master
  Fund Series(1)...................       $   0.0068    $   0.0112           N/A              N/A            N/A

                                                         THE EMERGING MARKETS PORTFOLIO
                                         --------------------------------------------------------------
                                         YEAR ENDED       YEAR ENDED       YEAR ENDED       APRIL 25 TO
                                          NOV. 30,         NOV. 30,         NOV. 30,         NOV. 30,
                                            1997             1996             1995             1994
                                         -----------      -----------      -----------      -----------
Net Asset Value, Beginning of
  Period...........................       $    11.71       $    10.35       $  11.30         $  10.00
                                         -----------      -----------      -----------      -----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).......             0.12             0.09           0.06            (0.02)
Net Gain (Losses) on Securities
  (Realized and Unrealized)........            (2.13)            1.27          (0.96)            1.32
                                         -----------      -----------      -----------      -----------
Total From Investment Operations...            (2.01)            1.36          (0.90)            1.30
                                         -----------      -----------      -----------      -----------
LESS DISTRIBUTIONS
Net Investment Income..............            (0.09)         --               (0.05)          --
Net Realized Gains.................          --               --              --               --
                                         -----------      -----------      -----------      -----------
Total Distributions................            (0.09)         --               (0.05)          --
                                         -----------      -----------      -----------      -----------
Net Asset Value, End of Period.....       $     9.61       $    11.71       $  10.35         $  11.30
                                         -----------      -----------      -----------      -----------
                                         -----------      -----------      -----------      -----------
Total Return.......................           (17.27)%          13.18%         (7.96)%          13.00%#
                                         -----------      -----------      -----------      -----------
Net Assets, End of Period
  (thousands)......................       $  212,048       $  162,025       $ 49,337         $ 15,731
Ratio of Expenses to Average Net
  Assets**.........................             0.99%            1.15%          1.58%            2.43%*
Ratio of Net Investment Income to
  Average Net Assets...............             1.19%            1.14%          0.98%           (0.44)%*
Portfolio Turnover Rate............              N/A              N/A            N/A              N/A
Average Commission Rate............              N/A              N/A            N/A              N/A
Portfolio Turnover Rate of Master
  Fund Series......................             0.54%            0.37%          8.17%            1.28%*
Average Commission Rate of Master
  Fund Series(1)...................       $   0.0010       $   0.0010            N/A              N/A

------------------------------


        *  Annualized
        #  Non-annualized
       **  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series for the period ended November 30, 1994 and subsequent periods.
      (a)  Had certain waivers and reimbursements not been in effect, the ratios of expenses to average net assets for the periods ended November 30, 1994 and 1993 would have been 0.73% and 0.82%, respectively, and the ratios of net investment income to average net assets for the periods ended November 30, 1994 and 1993 would have been 1.38% and 1.23%, respectively.
      (b)  Portfolio turnover calculated for the period December 1, 1993 to February 15, 1994 (through date of Exchange transaction, see respective Master Fund Series for rate subsequent to Exchange transaction).
      (c)  Master Fund Series turnover calculated for the period February 16 to November 30, 1994.
      (1)  Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         THE LARGE CAP INTERNATIONAL PORTFOLIO
                                ----------------------------------------------------------------------------------------
                                               YEAR        YEAR        YEAR        YEAR           YEAR         JULY 15,
                                YEAR ENDED     ENDED       ENDED       ENDED       ENDED          ENDED           TO
                                 NOV. 30,    NOV. 30,    NOV. 30,    NOV. 30,    NOV. 30,       NOV. 30,       NOV. 30,
                                   1997        1996        1995        1994        1993           1992           1991
                                ----------   ---------   ---------   ---------   ---------      ---------      ---------
Net Asset Value, Beginning of
  Period......................    $ 14.18     $ 12.60     $ 11.91     $ 11.26     $  9.63        $ 10.64        $ 10.00
                                ----------   ---------   ---------   ---------   ---------      ---------      ---------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income.........       0.23        0.21        0.15        0.09        0.15           0.11           0.06
Net Gains (Losses) on
  Securities (Realized and
  Unrealized).................       0.15        1.39        0.95        1.11        1.72          (1.04)          0.58
                                ----------   ---------   ---------   ---------   ---------      ---------      ---------
Total From Investment
  Operations                         0.38        1.60        1.10        1.20        1.87          (0.93)          0.64
                                ----------   ---------   ---------   ---------   ---------      ---------      ---------
LESS DISTRIBUTIONS
Net Investment Income.........      (0.21)      (0.02)      (0.18)      (0.09)      (0.24)         (0.07)         --
Net Realized Gains............      (0.08)      --          (0.23)      (0.46)      --             (0.01)         --
                                ----------   ---------   ---------   ---------   ---------      ---------      ---------
Total Distributions...........      (0.29)      (0.02)      (0.41)      (0.55)      (0.24)         (0.08)         --
                                ----------   ---------   ---------   ---------   ---------      ---------      ---------
Net Asset Value, End of
  Period......................    $ 14.27     $ 14.18     $ 12.60     $ 11.91     $ 11.26        $  9.63        $ 10.64
                                ----------   ---------   ---------   ---------   ---------      ---------      ---------
                                ----------   ---------   ---------   ---------   ---------      ---------      ---------
Total Return..................       2.80%      12.68%       9.37%      10.74%      19.55%         (9.00)%         2.88%#
                                ----------   ---------   ---------   ---------   ---------      ---------      ---------
Net Assets, End of Period
  (thousands).................    $87,223     $79,322     $67,940     $55,635     $78,472        $26,041        $ 4,360
Ratio of Expenses to Average
  Net Assets..................       0.47%       0.58%       0.57%       0.66%       0.55%(a)       0.50%(a)       0.50%*(a)
Ratio of Net Investment Income
  to Average Net Assets.......       1.69%       1.57%       1.84%       1.18%       1.94%(a)       1.75%(a)       1.96%*(a)
Portfolio Turnover Rate.......       2.31%      17.65%      24.44%      33.15%       0.28%          0.20%          2.38%*
Average Commission Rate(1)....    $0.0169     $0.0160         N/A         N/A         N/A            N/A            N/A

                                  THE DFA INTERNATIONAL SMALL CAP VALUE
                                                PORTFOLIO
                                ------------------------------------------
                                    YEAR
                                   ENDED        YEAR ENDED      DEC. 30,
                                  NOV. 30,       NOV. 30,     1994 TO NOV.
                                    1997           1996         30, 1995
                                ------------   ------------   ------------
Net Asset Value, Beginning of
  Period......................    $    10.45     $     9.68     $    10.00
                                ------------   ------------   ------------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income.........          0.12           0.11           0.05
Net Gains (Losses) on
  Securities (Realized and
  Unrealized).................         (2.19)          0.66          (0.32)
                                ------------   ------------   ------------
Total From Investment
  Operations                           (2.07)          0.77          (0.27)
                                ------------   ------------   ------------
LESS DISTRIBUTIONS
Net Investment Income.........         (0.13)       --               (0.04)
Net Realized Gains............         (0.30)       --               (0.01)
                                ------------   ------------   ------------
Total Distributions...........         (0.43)       --               (0.05)
                                ------------   ------------   ------------
Net Asset Value, End of
  Period......................    $     7.95     $    10.45     $     9.68
                                ------------   ------------   ------------
                                ------------   ------------   ------------
Total Return..................        (20.60)%         8.01%         (2.73)%#
                                ------------   ------------   ------------
Net Assets, End of Period
  (thousands).................    $  431,257     $  375,488     $  147,125
Ratio of Expenses to Average
  Net Assets..................          0.90%          0.99%          1.23%*
Ratio of Net Investment Income
  to Average Net Assets.......          1.47%          1.38%          1.43%*
Portfolio Turnover Rate.......         13.63%         14.52%          1.62%*
Average Commission Rate(1)....    $   0.0056     $   0.0092            N/A

------------------------------


        *  Annualized

        #  Non-annualized

      (a)  Had certain fees and expenses not been waived or reimbursed, the ratios of expenses to average net assets for the periods ended November 30, 1993, 1992 and 1991 would have been 0.66%, 1.35% and 2.31%, respectively, and the ratios of net investment income to average net assets for the periods ended November 30, 1993, 1992 and 1991 would have been 1.83%,
           0.90% and 0.15%, respectively.

      (1)  Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       THE DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
                                     -------------------------------------------------------------------------------------------
                                        YEAR        YEAR      YEAR        YEAR        YEAR        YEAR        YEAR      OCT. 22
                                       ENDED       ENDED      ENDED       ENDED       ENDED       ENDED       ENDED        TO
                                      NOV. 30,    NOV. 30,  NOV. 30,    NOV. 30,    NOV. 30,    NOV. 30,    NOV. 30,    NOV. 30,
                                        1997        1996      1995        1994        1993        1992        1991        1990
                                     ----------   --------  ---------   ---------   ---------   ---------   ---------   --------
Net Asset Value, Beginning of
  Period...........................  $    11.22   $  11.24  $  10.22    $  11.59    $  11.20    $  11.02    $  10.27    $ 10.00
                                     ----------   --------  ---------   ---------   ---------   ---------   ---------   --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..............        0.66       0.65      0.70        0.69        0.55        0.76        0.84       0.09
Net Gain (Losses) on Securities
  (Realized and Unrealized)........        0.06      (0.13)     1.11       (1.22)       0.66        0.26        0.63       0.18
                                     ----------   --------  ---------   ---------   ---------   ---------   ---------   --------
Total From Investment Operations...        0.72       0.52      1.81       (0.53)       1.21        1.02        1.47       0.27
                                     ----------   --------  ---------   ---------   ---------   ---------   ---------   --------
LESS DISTRIBUTIONS
Net Investment Income..............       (0.66)     (0.50)    (0.70)      (0.68)      (0.73)      (0.78)      (0.72)     --
Net Realized Gains.................      --          (0.04)    (0.09)      (0.16)      (0.09)      (0.06)      --         --
                                     ----------   --------  ---------   ---------   ---------   ---------   ---------   --------
Total Distributions................       (0.66)     (0.54)    (0.79)      (0.84)      (0.82)      (0.84)      (0.72)     --
                                     ----------   --------  ---------   ---------   ---------   ---------   ---------   --------
Net Asset Value, End of Period.....  $    11.28   $  11.22  $  11.24    $  10.22    $  11.59    $  11.20    $  11.02    $ 10.27
                                     ----------   --------  ---------   ---------   ---------   ---------   ---------   --------
                                     ----------   --------  ---------   ---------   ---------   ---------   ---------   --------
Total Return.......................        6.75%      4.98%    18.04%      (4.72)%     12.84%       9.70%      14.94%      2.63%#
                                     ----------   --------  ---------   ---------   ---------   ---------   ---------   --------
Net Assets, End of Period
  (thousands)......................  $  136,555   $107,944  $ 78,087    $ 60,827    $ 53,051    $ 40,160    $ 29,393    $25,567
Ratio of Expenses to Average Net
  Assets...........................        0.25%      0.26%     0.27%       0.29%       0.32%       0.29%       0.28%      0.23%*
Ratio of Net Investment Income to
  Average Net Assets...............        6.20%      6.22%     6.44%       6.45%       6.41%       7.05%       7.86%      8.73%*
Portfolio Turnover Rate............       24.06%     30.84%    40.79%      27.15%      16.91%      17.91%      19.72%      0.00%*

------------------------------


(Restated to reflect 900% stock dividend as of January 2, 1996)

        *  Annualized

        #  Non-annualized

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  THE DFA ONE-YEAR FIXED INCOME PORTFOLIO
                                        -----------------------------------------------------------
                                           YEAR         YEAR        YEAR        YEAR        YEAR
                                           ENDED        ENDED       ENDED       ENDED       ENDED
                                         NOV. 30,     NOV. 30,    NOV. 30,    NOV. 30,    NOV. 30,
                                           1997         1996        1995        1994        1993
                                        -----------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of
  Period............................     $    10.24   $   10.21   $   10.05   $   10.28   $   10.35
                                        -----------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...............           0.59        0.56        0.60        0.46        0.35
Net Gain (Losses) on Securities
  (Realized and Unrealized).........          (0.01)       0.03        0.17       (0.21)       0.11
                                        -----------   ---------   ---------   ---------   ---------
Total From Investment Operations....           0.58        0.59        0.77        0.25        0.46
                                        -----------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
Net Investment Income...............          (0.59)      (0.56)      (0.60)      (0.46)      (0.38)
Net Realized Gains..................        --           --           (0.01)      (0.02)      (0.15)
                                        -----------   ---------   ---------   ---------   ---------
Total Distributions.................          (0.59)      (0.56)      (0.61)      (0.48)      (0.53)
                                        -----------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period......     $    10.23   $   10.24   $   10.21   $   10.05   $   10.28
                                        -----------   ---------   ---------   ---------   ---------
                                        -----------   ---------   ---------   ---------   ---------
Total Return........................           5.84%       5.94%       7.80%       2.48%       4.62%
                                        -----------   ---------   ---------   ---------   ---------
Net Assets, End of Period
  (thousands).......................     $  752,237   $ 854,521   $ 704,950   $ 592,226   $ 608,400
Ratio of Expenses to Average Net
  Assets**..........................           0.22%       0.21%       0.20%       0.21%       0.21%
Ratio of Net Investment Income to
  Average Net Assets................           5.79%       5.39%       5.86%       4.47%       3.38%
Portfolio Turnover Rate.............            N/A         N/A         N/A         N/A       61.95%(a)
Portfolio Turnover Rate of Master
  Fund Series.......................          82.84%      95.84%      81.31%     140.82%     111.67%*(b)


                                               THE DFA ONE-YEAR FIXED INCOME PORTFOLIO
                                      ---------------------------------------------------------
                                        YEAR        YEAR        YEAR        YEAR        YEAR
                                        ENDED       ENDED       ENDED       ENDED       ENDED
                                      NOV. 30,    NOV. 30,    NOV. 30,    NOV. 30,    NOV. 30,
                                        1992        1991        1990        1989        1988
                                      ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of
  Period............................  $   10.33   $   10.19   $   10.16   $   10.12   $   10.12
                                      ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...............       0.43        0.68        0.83        0.82        0.78
Net Gain (Losses) on Securities
  (Realized and Unrealized).........       0.06        0.16        0.04        0.03       (0.04)
                                      ---------   ---------   ---------   ---------   ---------
Total From Investment Operations....       0.49        0.84        0.87        0.85        0.74
                                      ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
Net Investment Income...............      (0.44)      (0.70)      (0.84)      (0.81)      (0.74)
Net Realized Gains..................      (0.03)     --          --          --          --
                                      ---------   ---------   ---------   ---------   ---------
Total Distributions.................      (0.47)      (0.70)      (0.84)      (0.81)      (0.74)
                                      ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period......  $   10.35   $   10.33   $   10.19   $   10.16   $   10.12
                                      ---------   ---------   ---------   ---------   ---------
                                      ---------   ---------   ---------   ---------   ---------
Total Return........................       5.64%       8.61%       8.88%       9.53%       7.61%
                                      ---------   ---------   ---------   ---------   ---------
Net Assets, End of Period
  (thousands).......................  $ 561,879   $ 469,276   $ 412,907   $ 360,146   $ 341,551
Ratio of Expenses to Average Net
  Assets**..........................       0.21%       0.21%       0.21%       0.22%       0.22%
Ratio of Net Investment Income to
  Average Net Assets................       4.81%       6.75%       8.27%       8.77%       7.70%
Portfolio Turnover Rate.............     125.56%      82.26%      96.30%       0.00%      80.74%
Portfolio Turnover Rate of Master
  Fund Series.......................        N/A         N/A         N/A         N/A         N/A

------------------------------


(Restated to reflect 900% stock dividend as of January 2, 1996)

       **  Represents the combined ratio for the portfolio and its pro-rata share of its Master Fund Series for the period ended
           November 30, 1993 and subsequent years.

      (a)  Portfolio turnover calculated for period December 1, 1992 to February 7, 1993 (through date of Exchange transaction).

      (b)  Master Fund Series turnover calculated for the period February 8 to November 30, 1993.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 THE DFA FIVE-YEAR GOVERNMENT PORTFOLIO (1)
                                      ----------------------------------------------------------------
                                         YEAR         YEAR      YEAR      YEAR        YEAR      YEAR
                                         ENDED       ENDED     ENDED     ENDED       ENDED     ENDED
                                       NOV. 30,     NOV. 30,  NOV. 30,  NOV. 30,    NOV. 30,  NOV. 30,
                                         1997         1996      1995      1994        1993      1992
                                      -----------   --------  --------  --------    --------  --------
Net Asset Value, Beginning of
  Period............................   $    10.42   $  10.05  $   9.75  $  10.55    $  10.88  $ 11.25
                                      -----------   --------  --------  --------    --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...............         0.59       0.65      0.59      0.48        0.47     0.57
Net Gain (Losses) on Securities
  (Realized and Unrealized).........        (0.06)      0.09      0.30     (0.80)       0.49     0.31
                                      -----------   --------  --------  --------    --------  --------
Total From Investment Operations....         0.53       0.74      0.89     (0.32)       0.96     0.88
                                      -----------   --------  --------  --------    --------  --------
LESS DISTRIBUTIONS
Net Investment Income...............        (0.59)     (0.37)    (0.59)    (0.48)      (0.73)   (0.76)
Net Realized Gains..................      --           --        --        --          (0.56)   (0.49)
                                      -----------   --------  --------  --------    --------  --------
Total Distributions.................        (0.59)     (0.37)    (0.59)    (0.48)      (1.29)   (1.25)
                                      -----------   --------  --------  --------    --------  --------
Net Asset Value, End of Period......   $    10.36   $  10.42  $  10.05  $   9.75    $  10.55  $ 10.88
                                      -----------   --------  --------  --------    --------  --------
                                      -----------   --------  --------  --------    --------  --------
Total Return........................         5.39%      7.51%     9.35%    (3.13)%      9.46%    8.59%
                                      -----------   --------  --------  --------    --------  --------
Net Assets, End of Period
  (thousands).......................   $  204,377   $174,386  $300,921  $235,554    $164,504  $83,543
Ratio of Expenses to Average Net
  Assets **.........................         0.29%      0.30%     0.28%     0.31%       0.31%    0.31%
Ratio of Net Investment Income to
  Average Net Assets................         5.95%      5.63%     6.14%     5.08%       4.75%    5.82%
Portfolio Turnover Rate.............        27.78%    211.97%   398.09%    52.39%     152.10%  218.60%
Portfolio Turnover Rate of Master
  Fund Series.......................          N/A        N/A       N/A       N/A         N/A      N/A

                                                                                  THE DFA TWO- YEAR
                                     THE DFA FIVE-YEAR GOVERNMENT PORTFOLIO      GLOBAL FIXED INCOME
                                                       (1)                            PORTFOLIO
                                    -----------------------------------------   ----------------------
                                      YEAR       YEAR       YEAR       YEAR        YEAR        FEB. 9
                                     ENDED      ENDED      ENDED      ENDED        ENDED         TO
                                    NOV. 30,   NOV. 30,   NOV. 30,   NOV. 30,    NOV. 30,     NOV. 30,
                                      1991       1990       1989       1988        1997         1996
                                    --------   --------   --------   --------   -----------   --------
Net Asset Value, Beginning of
  Period............................$ 10.64    $ 10.46    $ 10.42     $10.33     $    10.37   $  10.00
                                    --------   --------   --------   --------   -----------   --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...............   0.81       0.76       0.85       0.62           0.69       0.24
Net Gain (Losses) on Securities
  (Realized and Unrealized).........   0.54       0.20       0.05       0.09          (0.12)      0.35
                                    --------   --------   --------   --------   -----------   --------
Total From Investment Operations....   1.35       0.96       0.90       0.71           0.57       0.59
                                    --------   --------   --------   --------   -----------   --------
LESS DISTRIBUTIONS
Net Investment Income...............  (0.74)     (0.78)     (0.86)     (0.58)         (0.53)     (0.22)
Net Realized Gains..................  --         --         --         (0.04)         (0.01)     --
                                    --------   --------   --------   --------   -----------   --------
Total Distributions.................  (0.74)     (0.78)     (0.86)     (0.62)         (0.54)     (0.22)
                                    --------   --------   --------   --------   -----------   --------
Net Asset Value, End of Period......$ 11.25    $ 10.64    $ 10.46     $10.42     $    10.40   $  10.37
                                    --------   --------   --------   --------   -----------   --------
                                    --------   --------   --------   --------   -----------   --------
Total Return........................  13.44%      9.72%      9.33%      7.13%          5.66%      6.01%#
                                    --------   --------   --------   --------   -----------   --------
Net Assets, End of Period
  (thousands).......................$56,971    $52,260    $53,039     $4,863     $  418,905   $319,343
Ratio of Expenses to Average Net
  Assets **.........................   0.30%      0.30%      0.30%      0.28%          0.34%      0.33%*
Ratio of Net Investment Income to
  Average Net Assets................   7.16%      7.91%      8.49%      7.97%          6.70%      3.10%*
Portfolio Turnover Rate............. 223.18%    165.50%    312.59%    253.31%           N/A        N/A
Portfolio Turnover Rate of Master
  Fund Series.......................    N/A        N/A        N/A        N/A         119.27%     87.07%*

----------------------------------


(1)  Restated to reflect a 900% stock
     dividend as of January 2, 1996.

  *  Annualized

  #  Non-annualized

 **  Represents the combined ratio for The
     DFA Two-Year Global Fixed Income
     Portfolio and its pro-rata share of its
     Master Fund Series.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                               THE DFA GLOBAL FIXED INCOME PORTFOLIO
                                    -------------------------------------------------------------------------------------------
                                       YEAR        YEAR        YEAR        YEAR        YEAR        YEAR       YEAR      NOV. 6
                                      ENDED        ENDED       ENDED       ENDED       ENDED      ENDED      ENDED        TO
                                     NOV. 30,    NOV. 30,    NOV. 30,    NOV. 30,    NOV. 30,    NOV. 30,   NOV. 30,   NOV. 30,
                                       1997        1996        1995        1994        1993        1992       1991       1990
                                    ----------   ---------   ---------   ---------   ---------   --------   --------   --------
Net Asset Value, Beginning of
  Period..........................  $    11.04   $   10.51   $    9.81   $   10.56   $   10.36   $ 10.47    $ 10.02     $10.00
                                    ----------   ---------   ---------   ---------   ---------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)......        0.48        0.50        0.39        0.35        0.40      0.54       0.66       0.04
Net Gain (Losses) on Securities
  (Realized and Unrealized).......        0.33        0.61        1.08       (0.65)       0.73      0.26       0.26      (0.02)
                                    ----------   ---------   ---------   ---------   ---------   --------   --------   --------
Total From Investment Operations..        0.81        1.11        1.47       (0.30)       1.13      0.80       0.92       0.02
                                    ----------   ---------   ---------   ---------   ---------   --------   --------   --------
LESS DISTRIBUTIONS
Net Investment Income.............       (0.88)      (0.58)      (0.77)      (0.44)      (0.45)    (0.64)     (0.47)     --
Net Realized Gains................       (0.09)     --          --           (0.01)      (0.48)    (0.27)     --         --
                                    ----------   ---------   ---------   ---------   ---------   --------   --------   --------
Total Distributions...............       (0.97)      (0.58)      (0.77)      (0.45)      (0.93)    (0.91)     (0.47)     --
                                    ----------   ---------   ---------   ---------   ---------   --------   --------   --------
Net Asset Value, End of Period....  $    10.88   $   11.04   $   10.51   $    9.81   $   10.56   $ 10.36    $ 10.47     $10.02
                                    ----------   ---------   ---------   ---------   ---------   --------   --------   --------
                                    ----------   ---------   ---------   ---------   ---------   --------   --------   --------
Total Return......................        7.87%      11.13%      15.23%      (2.91)%     11.42%     8.00%     11.00%      0.22%#
                                    ----------   ---------   ---------   ---------   ---------   --------   --------   --------
Net Assets, End of Period
  (thousands).....................  $  250,078   $ 165,772   $ 208,166   $ 135,529   $ 101,528   $54,607    $31,647     $8,474
Ratio of Expenses to Average Net
  Assets..........................        0.42%       0.46%       0.46%       0.49%       0.52%     0.58%      0.67%      0.51%*
Ratio of Net Investment Income to
  Average Net Assets..............        4.50%       4.88%       5.80%       5.75%       5.09%     5.52%      6.74%      6.92%*
Portfolio Turnover Rate...........       95.12%      97.78%     130.41%     113.55%     139.57%   210.39%    194.25%      0.00%*

------------------------------


(Restated to reflect a 900% stock dividend as of January 2, 1996)

*  Annualized

#  Non-annualized

                             THE FEEDER PORTFOLIOS


    Each of the seventeen Feeder Portfolios seeks to achieve its investment objective by investing all of its investable assets in a corresponding Series of the Trust, an open-end management investment company, registered under the Investment Company Act of 1940 (the "1940 Act"), that issues Series having the same investment objective as each of those Portfolios. The Emerging Markets Value Portfolio seeks to achieve its investment objective by investing all of its investable assets in the Emerging Markets Fund, an open-end management investment company, registered under the 1940 Act, that has the same investment objective as the Emerging Markets Value Portfolio. This investment activity is unlike many other investment companies which directly acquire and manage their own portfolio of securities. The investment objective of a Feeder Portfolio may not be changed without the approval of its shareholders. The investment objective of a Master Fund may not be changed without approval of the shareholders of that Master Fund. Shareholders of a Feeder Portfolio will receive written notice thirty days prior to the effective date of any change in the investment objective of its corresponding Master Fund.



    This prospectus describes the investment objective, policies and restrictions of each Feeder Portfolio and its corresponding Master Fund. (See "INVESTMENT OBJECTIVES AND POLICIES--SMALL COMPANY PORTFOLIOS--U.S. 6-10 Small Company Portfolio, U.S. 9-10 Small Company Portfolio, Japanese Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio and Pacific Rim Small Company Portfolio"; "ENHANCED U.S. LARGE COMPANY PORTFOLIO--Investment Objective and Policies"; "U.S. LARGE COMPANY PORTFOLIO--Investment Objective and Policies"; "VALUE PORTFOLIOS--Investment Objectives and Policies"; "INVESTMENT OBJECTIVES AND POLICIES--FIXED INCOME PORTFOLIOS-DFA One-Year Fixed Income Portfolio; DFA Two-Year Global Fixed Income Portfolio"; "RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO--Investment Objective and Policies"; and "EMERGING MARKETS PORTFOLIO, EMERGING MARKETS SMALL CAP PORTFOLIO AND EMERGING MARKETS VALUE PORTFOLIO--Investment Objectives and Policies.") In addition, an investor should read "MANAGEMENT OF THE FUND" for a description of the management and other expenses associated with the Feeder Portfolios' investment in the Master Funds. Other institutional investors, including other mutual funds, may invest in each Master Fund, and the expenses of such other funds and, correspondingly, their returns may differ from those of the Feeder Portfolios. Please contact the Trust and the Emerging Markets Fund at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in a Series of the Trust and the Emerging Markets Fund other than through a Feeder Portfolio.


    The shares of the Master Funds will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Fund by other institutional investors offers potential benefits to the Master Fund and, through their investment in the Master Funds, the Feeder Portfolios also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Funds. Also, if an institutional investor were to redeem its interest in a Master Fund, the remaining investors in that Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master Fund than the corresponding Feeder Portfolio could have effective voting control over the operation of the Master Fund.

    Further, if a Master Fund changes its investment objective in a manner which is inconsistent with the investment objective of a corresponding Feeder Portfolio and the shareholders of the Portfolio fail to approve a similar change in the investment objective of the Portfolio, the Portfolio would be forced to withdraw its investment in the Master Fund and either seek to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retain an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. A withdrawal by a Feeder Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to the Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Series corresponding to the U.S. 6-10 Small Company, U.S. 9-10 Small Company, Enhanced U.S. Large Company, DFA One-Year Fixed Income, DFA Two-Year Global Fixed Income, U.S. 4-10 Value, U.S. 6-10 Value, U.S. Large Cap Value, RWB/DFA International High Book to Market and Emerging Markets Value Portfolios may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to such Portfolios. Any net capital gains so realized will be distributed to such a Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" below.

    Finally, the Feeder Portfolios' investment in the shares of the Master Funds is relatively new and results in certain operational and other complexities. However, management believes that the benefits to be gained by shareholders outweigh the additional complexities and that the risks attendant to such investment are not inherently different from the risks of direct investment in securities of the type in which the Master Funds invest.

                            SMALL COMPANY PORTFOLIOS

INVESTMENT OBJECTIVE AND POLICIES

    Each Small Company Portfolio, and the U.S. 6-10 Small Company, U.S. 9-10 Small Company, Japanese Small Company, Pacific Rim Small Company, United Kingdom Small Company and Continental Small Company Series of the Trust (the "Small Company Series"), operate as a diversified investment company whose investment objective is to achieve long-term capital appreciation. The Small Company Portfolios provide investors with access to securities portfolios consisting of small U.S., Japanese, United Kingdom, European and Pacific Rim companies. Company size will be determined for purposes of these Portfolios and Series solely on the basis of a company's market capitalization. "Market capitalization" for domestic securities will be calculated by multiplying the price of a company's stock by the number of its shares of outstanding common stock. "Market capitalization" for foreign securities will be calculated using the number of outstanding stocks of the company that are similar to domestic common stocks.

    Each Small Company Series intends to invest at least 80% of its assets in equity securities of U.S., Japanese, United Kingdom, European and Pacific Rim small companies, as defined herein, and as applicable to the Series. The Small Company Series will be structured to reflect reasonably the relative market capitalizations of their portfolio companies. The Advisor believes that over the long term the investment performance of small companies is superior to large companies, not only in the U.S. but in other developed countries as well, and that investment in the Portfolios is an effective way to improve global diversification. Investors which, for a variety of reasons, may choose not to make substantial, or any, direct investment in companies whose securities will be held by the Small Company Series, may participate in the investment performance of these companies through ownership of a Portfolio's stock.


                      INVESTMENT OBJECTIVES AND POLICIES--
                            SMALL COMPANY PORTFOLIOS


U.S. 6-10 SMALL COMPANY PORTFOLIO

    U.S. 6-10 Small Company Portfolio pursues its investment objective by investing all of its assets in the U.S. 6-10 Small Company Series of the Trust (the "6-10 Series"), which has the same investment objective and policies as the Portfolio. The 6-10 Series will invest in a broad and diverse group of small U.S. companies having readily marketable securities. References in this prospectus to a "small U.S. company" means a company whose securities are traded in the U.S. securities markets and whose market capitalization is not larger than the largest of those in the smaller one-half (deciles 6 through 10) of companies listed on the New York Stock Exchange ("NYSE"). The 6-10 Series will purchase common stocks of companies whose shares are listed on the NYSE, the American Stock Exchange (the "AMEX") and traded in the over-the-counter market ("OTC"). The 6-10 Series may invest in securities of foreign issuers which are traded in the U.S. securities markets, but such investments may not exceed 5% of the gross assets of the Series. It is the intention of the 6-10 Series to acquire a portion of the common stock of each eligible NYSE, AMEX and OTC company on a market capitalization weighted basis. (See "INVESTMENT OBJECTIVES AND POLICIES--THE SMALL COMPANY PORTFOLIOS--Portfolio Structure.") In the future, the 6-10 Series may purchase common stocks of small U.S. companies which are listed on other U.S. securities exchanges. In addition, the 6-10 Series is authorized to invest in private placements of interest-bearing debentures that are convertible into common stock ("privately placed convertible debentures"). Such investments are considered illiquid and the value thereof together with the value of all other illiquid investments may not exceed 15% of the value of the Series' net assets at the time of purchase.


U.S. 9-10 SMALL COMPANY PORTFOLIO


    U.S. 9-10 Small Company Portfolio pursues its investment objective by investing all of its assets in the U.S. 9-10 Small Company Series of the Trust (the "9-10 Series"). The 9-10 Series will invest in a broad and diverse segment of small U.S. companies having readily marketable stocks, and whose market capitalization is not larger than the largest of those in the quintile of companies listed on the NYSE having the smallest market capitalizations (smallest 20%). The 9-10 Series will purchase stocks of companies whose shares are listed on the NYSE or AMEX or traded OTC. The 9-10 Series may invest in securities of foreign issuers which are traded in the U.S. securities markets, but such investments may not exceed 5% of the gross assets of the Series. There is some overlap in the companies in which the 9-10 Series and the 6-10 Series invest. It is the intention of the 9-10 Series to acquire a portion of the stock of each eligible NYSE, AMEX and OTC company on a market capitalization weighted basis. (See "INVESTMENT OBJECTIVES AND POLICIES--SMALL COMPANY PORTFOLIOS--Portfolio Structure.") In the future, the 9-10 Series may include stocks of small U.S. companies which are listed on other U.S. securities exchanges. The 9-10 Series is authorized to invest in privately placed convertible debentures and the value thereof together with the value of all other illiquid investments may not exceed 10% of the value of the Series' net assets at the time of purchase.


JAPANESE SMALL COMPANY PORTFOLIO

    Japanese Small Company Portfolio pursues its investment objective by investing all of its assets in the Japanese Small Company Series of the Trust (the "Japanese Series"), which has the same investment objective and policies as the Portfolio. The Japanese Series will invest in a broad and diverse group of readily marketable stocks of Japanese small companies which are traded in the Japanese securities markets. Generally, reference in this prospectus to the term "Japanese small company" means a company located in Japan whose market capitalization is not larger than the largest of those in the smaller one-half (deciles 6 through 10) of companies whose securities are listed on the First Section of the Tokyo Stock Exchange ("TSE").


    While the Japanese Series will invest primarily in the stocks of small companies which are listed on the TSE, it may acquire the stocks of Japanese small companies which are traded in other Japanese securities markets as well. It is the intention of the Japanese Series to acquire a portion of the stock of each of these companies on a market capitalization weighted basis. The Japanese Series also may invest up to 5% of its assets in convertible debentures issued by Japanese small companies. (See "INVESTMENT OBJECTIVES AND POLICIES--SMALL COMPANY PORTFOLIOS--Portfolio Structure.")

UNITED KINGDOM SMALL COMPANY PORTFOLIO

    United Kingdom Small Company Portfolio pursues its investment objective by investing all of its assets in the United Kingdom Small Company Series of the Trust (the "United Kingdom Series"), which has the same investment objective and policies as the Portfolio. The United Kingdom Series will invest in a broad and diverse group of readily marketable stocks of United Kingdom small companies which are traded principally on the International Stock Exchange of the United Kingdom and the Republic of Ireland ("ISE"). Generally, reference in this prospectus to a "United Kingdom small company" means a company organized in the United Kingdom, with shares listed on the ISE whose market capitalization is not larger than the largest of those in the smaller one-half (deciles 6 through 10) of companies included in the Financial Times-Actuaries All Share Index ("FTA").


    The FTA is an index of stocks traded on the ISE, which is similar to the S&P 500 Index, and is used by investment professionals in the United Kingdom for the same purposes as investment professionals in the United States use the S&P 500 Index. While the FTA typically will be used by the United Kingdom Series to determine the maximum market capitalization of any company whose stock the Series will purchase, acquisitions by the United Kingdom Series will not be limited to stocks which are included in the FTA. The United Kingdom Series will not, however, purchase shares of any investment trust or of any company whose market capitalization is less than $5,000,000.



    It is the intention of United Kingdom Series to acquire a portion of the stock of each eligible company on a market capitalization basis. The United Kingdom Series also may invest up to 5% of its assets in convertible debentures issued by United Kingdom small companies. (See "INVESTMENT OBJECTIVES AND POLICIES--SMALL COMPANY PORTFOLIOS--Portfolio Structure.")


CONTINENTAL SMALL COMPANY PORTFOLIO


    Continental Small Company Portfolio pursues its investment objective by investing all of its assets in the Continental Small Company Series of the Trust (the "Continental Series"), which has the same investment objective and policies as the Portfolio. The Continental Series is authorized to invest in readily marketable stocks of a broad and diverse group of small companies organized under the laws of certain European countries. As of the date of this prospectus, the Continental Series may invest in small companies located in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, and Switzerland, whose shares are traded principally in securities markets located in those countries. Company size will be determined by the Advisor in a manner that will compare the market capitalizations of companies in all countries in which the Continental Series invests (i.e., on a European basis). The Advisor typically will use the appropriate country indices of the Financial Times-Actuaries World Index ("FTW") converted to a common currency, the U.S. dollar, and aggregated to define "small companies." The FTW consists of a series of country indices which contain generally the largest companies in the major industry sectors in proportion to their market capitalization whose shares are available for purchase by non-resident investors. Its constituents represent about 70% of the total market capitalization of the respective markets. Generally, companies with publicly traded stock whose market capitalizations are not greater than the largest of those in the smallest 20% (9th and 10th deciles) of companies listed in the FTW as combined for the countries in which the Continental Series invests will be considered to be "small companies" and will be eligible for purchase by the Continental Series.



    While the Advisor typically will use the aggregated FTW indices to determine the maximum size of eligible portfolio companies, portfolio acquisitions will not be limited to stocks listed on the FTW for any country. The Continental Series does not intend, however, to purchase shares of any company whose market capitalization is less than the equivalent of $5,000,000. The Continental Series intends to acquire a portion of the stock of each eligible company on a market capitalization basis. The Continental Series also may invest up to 5% of its assets in convertible debentures issued by European small companies. The Continental Series has acquired the stocks of small companies located in Belgium, Denmark, France,

Germany, Italy, the Netherlands, Spain, Sweden and Switzerland. When the Advisor determines that the investments of the Continental Series in the stocks of small companies in those countries are sufficiently diverse, the stocks of small companies located in other European countries may be acquired on a country-by-country basis. In addition, the Advisor may in its discretion either limit further investments in a particular country or divest the Continental Series of holdings in a particular country. (See "INVESTMENT OBJECTIVES AND POLICIES--SMALL COMPANY PORTFOLIOS--Portfolio Structure.")


PACIFIC RIM SMALL COMPANY PORTFOLIO

    Pacific Rim Small Company Portfolio pursues its investment objective by investing all of its assets in the Pacific Rim Small Company Series of the Trust (the "Pacific Rim Series"), which has the same investment objective and policies as the Portfolio. The Pacific Rim Series is authorized to invest in stocks of a broad and diverse group of small companies located in Australia, New Zealand and Asian countries whose shares are traded principally on the securities markets located in those countries. As of the date of this prospectus, the Pacific Rim Series may invest in small companies located in Australia, Hong Kong, Korea, Malaysia, New Zealand and Singapore. In the future, the Advisor may add small companies located in other Asian countries as securities markets in these countries become accessible.

    Company size will be determined by the Advisor in a manner that will compare the market capitalizations of the companies in all countries in which the Pacific Rim Series invests (i.e., on a Pacific Rim basis). The Advisor typically will use the appropriate country indices of the FTW converted to a common currency and aggregated, to define "small companies." Generally, companies with publicly traded stock whose market capitalizations are not greater than the largest of those in the smallest 30% of companies (8th, 9th and 10th deciles) listed in the FTW as combined for the countries in which the Pacific Rim Series invests will be considered to be "small companies" and will be eligible for purchase by the Pacific Rim Series.


    While the Advisor typically will use the aggregated FTW indices to determine the maximum size of eligible portfolio companies, portfolio acquisitions will not be limited to stocks listed on the FTW for any country. The Pacific Rim Series does not intend to purchase shares of any company whose market capitalization is less than $5,000,000. The Pacific Rim Series intends to acquire a portion of the stock of each eligible company on a market capitalization basis. The Pacific Rim Series also may invest up to 5% of its assets in convertible debentures issued by small companies located in the Pacific Rim. (See "INVESTMENT OBJECTIVES AND POLICIES--SMALL COMPANY PORTFOLIOS--Portfolio Structure.")


INTERNATIONAL SMALL COMPANY PORTFOLIO


    The International Small Company Portfolio seeks to achieve its investment objective by investing virtually all of its assets in all four Underlying Series in such relative portions as determined by the Advisor from time to time. A small portion of the assets of International Small Company Portfolio may be invested in short-term, high-quality, fixed-income obligations pending investment in shares of the Underlying Series and/or pending payment of redemptions of its own shares for cash. For a complete description of the investment objectives and policies, portfolio structure and transactions for each Underlying Series, see "INVESTMENT OBJECTIVES AND POLICIES--SMALL COMPANY PORTFOLIOS." The International Small Company Portfolio is designed for investors who wish to achieve their investment objective of capital appreciation by participating in the investment performance of a broad range of equity securities of Japanese, United Kingdom, European and Pacific Rim small companies.

    As of the date of this prospectus, the Small Company Portfolio invests in the shares of the Underlying Series within the following percentage ranges:



                                                                                    INVESTMENT
UNDERLYING SERIES                                                                      RANGE
----------------------------------------------------------------------------------  -----------
Japanese Small Company............................................................     20 - 45%
United Kingdom Small Company......................................................      5 - 25%
Continental Small Company.........................................................     20 - 45%
Pacific Rim Small Company.........................................................      5 - 25%



    The allocation of the assets of International Small Company Portfolio to be invested in the Underlying Series will be determined by the Advisor on at least a semi-annual basis. In setting the target allocation, the Advisor will first consider the market capitalizations of all eligible companies in each of the Underlying Series. The Advisor will calculate the market capitalizations for each Underlying Series in the manner described under "INVESTMENT OBJECTIVES AND POLICIES--SMALL COMPANY PORTFOLIOS." In determining the target allocations, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings between companies on a Series by Series basis and may take into account the existence of substantial private or government ownership of the shares of a company. The Advisor may also consider such other factors as it deems appropriate with respect to determining the target allocations. The Advisor expects to change the relative weights ascribed to each Underlying Series, based on its updated market capitalization calculations, when it determines that fundamental changes in the relative values ascribed by market forces to each relevant geographic area have occurred. To maintain target weights during the period, adjustments may be made by applying future purchases by International Small Company Portfolio in proportion necessary to rebalance the investment portfolio of the Portfolio. As of the date of this prospectus, the target allocations for investment by the Portfolio in the Underlying Series are:
Japanese Small Company Series--25%; United Kingdom Small Company Series--20%; Continental Small Company Series--40%; and Pacific Rim Small Company Series--15%.


PORTFOLIO STRUCTURE

    Each Small Company Series is structured by generally basing the amount of each security purchased on the issuer's relative market capitalization with a view to creating in each Series a reasonable reflection of the relative market capitalizations of its portfolio companies. The following discussion applies to the investment policies of the Small Company Series.

    The decision to include or exclude the shares of an issuer will be made on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country, except that with respect to Continental and Pacific Rim Series, such determination shall be made by reference to other companies located in all countries in which the Series invest. Company size is measured in terms of local currencies in order to eliminate the effect of variations in currency exchange rates, except that Continental and Pacific Rim Series each will measure company size in terms of a common currency. Even though a company's stock may meet the applicable market capitalization criterion, it may not be purchased if (i) in the Advisor's judgment, the issuer is in extreme financial difficulty, (ii) the issuer is involved in a merger or consolidation or is the subject of an acquisition or
(iii) a significant portion of the issuer's securities are closely held. Further, securities of real estate investment trusts will not be acquired (except as a part of a merger, consolidation or acquisition of assets). In addition, the Advisor may exclude the stock of a company that otherwise meets applicable market capitalization criterion if the Advisor determines in its best judgment that other conditions exist that make the purchase of such stock inappropriate.

    Deviation from strict market capitalization weighting will also occur because the Advisor intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held may be reduced from time to time from the level which strict adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of assets may be invested in interest-bearing obligations, such as money-market instruments, for this purpose, thereby causing further deviation from strict market capitalization weighting.

    Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, each Small Company Series may, in exchange for the issuance of shares, acquire securities eligible for purchase or otherwise represented in their portfolios at the time of the exchange. (See "In Kind Purchases.") While such purchases and acquisitions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.


    If securities must be sold in order to obtain funds to make redemption payments, they may be repurchased as additional cash becomes available. In most instances, however, management would anticipate selling securities which had appreciated sufficiently to be eligible for sale and, therefore, would not need to repurchase such securities. (See "INVESTMENT OBJECTIVES AND POLICIES--SMALL COMPANY PORTFOLIOS--Portfolio Transactions.")



    Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On a not less than semi-annual basis, the Advisor will determine the market capitalization of the largest small company eligible for investment. Common stocks whose market capitalizations are not greater than such company will be purchased. Additional investments generally will not be made in securities which have appreciated in value sufficiently to be excluded from the Advisor's then current market capitalization limit for eligible portfolio securities. This may result in further deviation from strict market capitalization weighting and such deviation could be substantial if a significant amount of holdings increase in value sufficiently to be excluded from the limit for eligible securities, but not by a sufficient amount to warrant their sale. (See "INVESTMENT OBJECTIVES AND POLICIES--SMALL COMPANY PORTFOLIOS--Portfolio Transactions.") A further deviation from market capitalization weighting may occur if a Series invests a portion of its assets in privately placed convertible debentures.


    It is management's belief that the stocks of small companies offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for investment involves greater risk than investing in a large number of them.

    Generally, current income is not sought as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be selected for investment do pay dividends. It is anticipated, therefore, that dividend income will be received.

PORTFOLIO TRANSACTIONS

    On a periodic basis, the Advisor will review the holdings of each Small Company Series and determine which, at the time of such review, are no longer considered small U.S., Japanese, United Kingdom, European or Pacific Rim companies. The present policy of the Advisor (except with respect to the 6-10 Series) is to consider portfolio securities for sale when they have appreciated sufficiently to rank, on a market capitalization basis, more than one full decile higher than the company with the largest market capitalization that is eligible for purchase by the particular Small Company Series as determined periodically by the Advisor. The Advisor may, from time to time, revise that policy if, in the opinion of the Advisor, such revision is necessary to maintain appropriate market capitalization weighting.

    Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities may be disposed of, however, at any time when, in the Advisor's judgment, circumstances, such as (but not limited to) tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices, warrant their sale. Generally, securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining portfolios of companies with small market capitalizations.

                          U.S. LARGE COMPANY PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

    U.S. Large Company Portfolio seeks, as its investment objective, to approximate the investment performance of the S&P 500 Index, both in terms of the price of the Portfolio's shares and its total investment return. The Portfolio pursues its investment objective by investing all of its assets in U.S. Large Company Series of the Trust (the "U.S. Large Company Series"), which has the same investment objective and policies as the Portfolio. U.S. Large Company Series intends to invest in all of the stocks that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index. The amount of each stock purchased for the U.S. Large Company Series, therefore, will be based on the issuer's respective market capitalization. The S&P 500 Index is comprised of a broad and diverse group of stocks most of which are traded on the NYSE. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks.


    Under normal market conditions, at least 95% of the U.S. Large Company Series' assets will be invested in the stocks that comprise the S&P 500 Index. A portion, however, generally not more than 5% of net assets, may be invested in the same types of short-term fixed income obligations as may be acquired by the DFA One-Year Fixed Income Portfolio, in order to maintain liquidity or to invest temporarily uncommitted cash balances. (See " INVESTMENT OBJECTIVES AND POLICIES--FIXED INCOME PORTFOLIOS--Description of Investments.")


    U.S. Large Company Series may also acquire stock index futures contracts and options thereon in order to commit funds awaiting investment in stocks or maintain cash liquidity. To the extent that the Series invests in stock index futures contracts and options thereon for other than bona fide hedging purposes, the Series will not purchase such futures contracts or options if as a result more than 5% of its total assets would then consist of initial margin deposits and premiums required to establish such contracts or options. Such investments entail certain risks. (See "RISK FACTORS--ALL PORTFOLIOS.")

    Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the U.S. Large Company Series' shares. U.S. Large Company Series may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. For information concerning Standard & Poor's Rating Group, a Division of The McGraw-Hill Companies ("S&P"), and disclaimers of S&P with respect to the U.S. Large Company Portfolio and the U.S. Large Company Series, see "STANDARD & POOR'S--INFORMATION AND DISCLAIMERS."

                     ENHANCED U. S. LARGE COMPANY PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

    Enhanced U.S. Large Company Portfolio seeks, as its investment objective, to achieve a total return which exceeds the total return performance of the S&P 500 Index. The Portfolio pursues its investment objective by investing all of its assets in Enhanced U.S. Large Company Series of the Trust (the "Enhanced

U.S. Large Company Series"). The Enhanced U.S. Large Company Series will have the same investment objective and policies as the Portfolio. Enhanced U.S. Large Company Series may invest in all of the stocks represented in the S&P 500 Index, options on stock indices, stock index futures, options on stock index futures, swap agreements on stock indices and, to the extent permissible pursuant to the 1940 Act, shares of investment companies that invest in stock indices. The S&P 500 Index is comprised of a broad and diverse group of stocks most of which are traded on the NYSE. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks.



    The Enhanced U.S. Large Company Series may, from time to time, also invest in options on stock indices, stock index futures, options on stock index futures and swap agreements based on indices other than, but similar to, the S&P 500 Index (such instruments whether or not based on the S&P 500 Index hereinafter collectively referred to as "Index Derivatives"). The Enhanced U.S. Large Company Series may invest all of its assets in Index Derivatives. Certain of these Index Derivatives are speculative and may subject the Portfolio to additional risks (See "RISK FACTORS--ALL PORTFOLIOS"). Assets of the Enhanced U.S. Large Company Series not invested in S&P 500 stocks or Index Derivatives may be invested in the same types of short-term fixed income obligations as may be acquired by DFA Two-Year Global Fixed Income Series and, to the extent allowed by the 1940 Act, shares of money market mutual funds (collectively, "Fixed Income Investments") (See "INVESTMENT OBJECTIVES AND POLICIES--FIXED INCOME PORTFOLIOS--Description of Investments"). The Series' investments in the securities of other investment companies may involve duplication of certain fees and expenses.



    The percentage of assets of the Enhanced U.S. Large Company Series that will be invested at any one time in S&P 500 Index stocks, Index Derivatives and Fixed Income Investments may vary from time to time, within the discretion of the Advisor and according to restraints imposed by the 1940 Act. The Enhanced U.S. Large Company Series will maintain a segregated account consisting of liquid assets (or, as permitted by applicable regulation, enter into offsetting positions) to cover its open positions in Index Derivatives to avoid leveraging of the Series.



    The Enhanced U.S. Large Company Series will enter into positions in futures and options on futures only to the extent such positions are permissible with respect to applicable rules of the Commodity Futures Trading Commission without registering the Series or the Trust as a commodities pool operator. In addition, the Enhanced U.S. Large Company Series may not be able to utilize Index Derivatives to the extent otherwise permissible or desirable because of constraints imposed by the Internal Revenue Code of 1986, as amended (the "Code") or by unanticipated illiquidity in the marketplace for such instruments. For more information about Index Derivatives, see "RISK FACTORS--ALL PORTFOLIOS."



    It is the position of the Securities and Exchange Commission (the "SEC") that over-the-counter options are illiquid. Accordingly, the Enhanced U.S. Large Company Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities.


                 STANDARD & POOR'S--INFORMATION AND DISCLAIMERS

    Neither the U.S. Large Company Portfolio or the Enhanced U.S. Large Company Portfolio (the "Large Company Portfolios"), nor the U.S. Large Company Series or the Enhanced U.S. Large Company Series (the "Large Company Series") are sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Large Company Portfolios or the Large Company Series or any member of the public regarding the advisability of investing in securities generally or in the Large Company Portfolios or the Large Company Series particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Large Company Portfolios or the Large Company Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Large Company Portfolios or the Large Company Series. S&P has no obligation to take the needs of the Large

Company Portfolios, the Large Company Series or their respective owners into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Large Company Portfolios or the Large Company Series or the issuance or sale of the Large Company Portfolios or the Large Company Series or in the determination or calculation of the equation by which the Large Company Portfolios or the Large Company Series is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Large Company Portfolios or the Large Company Series.

    S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                       LARGE CAP INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of Large Cap International Portfolio is to achieve long-term capital appreciation by investing in the stocks of non-U.S. large companies. The Portfolio intends to invest in the stocks of large companies in Europe, Australia and the Far East. As of the date of this prospectus, the Portfolio may invest in the stocks of large companies in Australia, Belgium, Denmark, France, Germany, Italy, Hong Kong, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the Portfolio's asset growth permits and it may invest in the stocks of large companies in Austria, Finland and Ireland.


    Under normal market conditions, at least 65% of the Portfolio's assets will be invested in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries. The Portfolio reserves the right to invest in index futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the Portfolio invests in index futures contracts for other than bona fide hedging purposes, the Portfolio will not purchase futures contracts if as a result more than 5% of its total assets would then consist of initial margin deposits on such contracts. Such investments entail certain risks. (See "RISK FACTORS--ALL PORTFOLIOS.") The Portfolio also may invest up to 5% of its assets in convertible debentures issued by large non-U.S. companies.

    The Portfolio will be approximately market capitalization weighted. In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the Portfolio may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holdings within the same country. Generally, the companies whose stocks will be selected by the Advisor for the Portfolio will be in the largest 50% in terms of market capitalization for each country. The Advisor, however, may exclude the stock of such a company if the Advisor determines in its best judgment that other conditions exist that make the purchase of such stock for a Portfolio inappropriate.

    Deviation from market capitalization weighting will occur because the Portfolio intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Portfolio may be reduced from time to time from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Portfolio's assets may be invested in interest-bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting. A further deviation from market capitalization weighting may occur if the Portfolio invests a portion of its assets in convertible debentures.

    The Portfolio may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. In addition, the Portfolio may acquire securities eligible for purchase at the time of the exchange or otherwise represented in the portfolio in exchange for the issuance of its shares. (See "In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Portfolio.

    Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase by the Portfolio take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On a periodic basis, the Advisor will prepare lists of eligible large companies that will be revised not less than semi-annually. Only common stocks whose market capitalizations are not less than such minimum will be purchased by the Portfolio. Additional investments will not be made in securities which have depreciated in value to such an extent that they are not then considered by the Advisor to be large companies. This may result in further deviation from market capitalization weighting and such deviation could be substantial if a significant amount of the Portfolio's holdings decrease in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

    It is management's belief that the stocks of large companies offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the Portfolio involves greater risk than including a large number of them. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the Portfolio.

    The Portfolio does not seek current income as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Portfolio do pay dividends. It is anticipated, therefore, that the Portfolio will receive dividend income.

    Securities which have depreciated in value since their acquisition will not be sold by the Portfolio solely because prospects for the issuer are not considered attractive, or due to an expected or realized decline in securities prices in general. Securities may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, such as tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year, and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining a portfolio of companies with large market capitalizations.

                      DFA REAL ESTATE SECURITIES PORTFOLIO


INVESTMENT OBJECTIVE AND POLICIES



    The investment objective of DFA Real Estate Securities Portfolio is to achieve long-term capital appreciation. The Portfolio will concentrate investments in readily marketable equity securities of companies whose principal activities include development, ownership, construction, management, or sale of residential, commercial or industrial real estate. Investments will include, principally, equity securities of companies in the following sectors of the real estate industry: certain real estate investment trusts and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property. In the future, the Advisor may determine to include companies in other sectors of the real estate industry in the Portfolio.

    The Portfolio will invest in shares of real estate investment trusts ("REITS"). REITS pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITS can generally be classified as Equity REITS, Mortgage REITS and Hybrid REITS. Equity REITS invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITS can also realize capital gains by selling properties that have appreciated in value. Mortgage REITS invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITS combine the characteristics of both Equity REITS and Mortgage REITS. At the present time, the Portfolio intends to invest only in Hybrid REITS and Equity REITS.


    It is anticipated that, ordinarily, at least 80% of the net value of the Portfolio will be invested in securities of companies in the U.S. real estate industry. The Portfolio may invest a portion of its assets, ordinarily not more than 20%, in high quality, highly liquid, fixed income securities such as money market instruments, including short-term repurchase agreements. The Portfolio will make equity investments only in securities traded in the U.S. securities markets, principally on the NYSE, AMEX and OTC. In addition, the Portfolio is authorized to lend its portfolio securities (see "SECURITIES LOANS"), and to purchase and sell financial futures contracts and options thereon. To the extent that the Portfolio invests in futures contracts or options for other than bona fide hedging purposes, the Portfolio will not purchase futures contracts or options, if, as a result, an amount in excess of 5% of the net assets of the Portfolio would be deposited as initial margin deposits and premiums required to establish such contracts or options.


PORTFOLIO STRUCTURE


    The Portfolio will operate as a diversified investment company. The Advisor has prepared and will maintain a schedule of eligible investments consisting of equity securities of all companies in the sectors of the real estate industry described above as being presently eligible for investment. It is the intention of the Portfolio to purchase a portion of the equity securities of all of these companies on a market capitalization weighted basis.


    The Portfolio will be structured by generally basing the amount of each security purchased on the issuer's relative market capitalization in relation to other eligible issuers in the real estate industry. However, even though a company's stock may meet the applicable criteria described above, it will not be purchased by the Portfolio if, at the time of purchase, in the judgment of the Advisor, the issuer is in extreme financial difficulty or is involved in a merger or consolidation or is the subject of an acquisition which could result in the company no longer being considered principally engaged in the real estate business. In addition, the Advisor may exclude the securities of a company that otherwise meets the applicable criteria described above if the Advisor determines in its best judgment that other conditions exist that make the inclusion of such security inappropriate.

    Deviation from strict market capitalization weighting will also occur in the Portfolio because it intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Portfolio may be reduced from time to time from the level which strict adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Portfolio's assets may be invested in interest-bearing obligations, as described above, thereby causing further deviation from strict market capitalization weighting.

    The Portfolio may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, the Portfolio may acquire securities eligible for purchase or otherwise represented in the portfolio at the time of the exchange in exchange for the issuance of its shares. (See "In Kind Purchases.") While such purchases and acquisitions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Portfolio. If securities must be sold in order to obtain funds to make redemption payments, such securities may be repurchased by the Portfolio as additional cash becomes available to it. However, the Portfolio has retained the right to borrow to make redemption payments and is also authorized to redeem its shares in kind. (See "REDEMPTION OF SHARES.") Further, because the securities of certain companies whose shares are eligible for purchase are thinly traded, the Portfolio might not be able to purchase the number of shares that strict adherence to market capitalization weighting might require. On not less than a semi-annual basis, the Advisor will prepare a schedule of eligible portfolio companies. Only equity securities appearing on the then current schedule will be purchased for the Portfolio.

    Investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Portfolio do pay dividends. It is anticipated, therefore, that the Portfolio will receive dividend income. Periodically, the Advisor may expand the Portfolio's schedule of eligible investments to include equity securities of companies in sectors of the real estate industry in addition to those described above as eligible for investment as of the date of this prospectus.

PORTFOLIO TRANSACTIONS


    The Portfolio does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or, generally, the individual issuers whose shares are eligible for purchase. As described under "Portfolio Structure," investments will be made in virtually all eligible securities on a market capitalization weighted basis.


    Generally, securities will be purchased with the expectation that they will be held for longer than one year. However, securities may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale. Generally, securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held.

                                VALUE PORTFOLIOS


INVESTMENT OBJECTIVES AND POLICIES


    The investment objective of each of these Portfolios is to achieve long-term capital appreciation. U.S. Large Cap Value Portfolio, U.S. 4-10 Value Portfolio, and U.S. 6-10 Value Portfolio will pursue their investment objectives by investing all of their assets in U.S. Large Cap Value Series (the "Large Cap Value Series"), U.S. 4-10 Value Series (the "4-10 Value Series") and U.S. 6-10 Value Series (the "6-10 Value Series") of the Trust, respectively. Each Value Series has the same investment objective and policies as the corresponding Value Portfolio. Ordinarily, each of the Series will invest at least 80% of its assets in a broad and diverse group of readily marketable common stocks of U.S. companies which the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). Generally, a company's shares will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies with the highest positive book to market ratios whose shares are listed on the NYSE and, except as described under "Portfolio Structure," will be considered eligible for investment. Large Cap Value Series will purchase common stocks of companies whose market capitalizations equal or exceed that of the company having the median market capitalization of companies whose shares are listed on the NYSE, and the 6-10 Value Series will purchase common stocks of companies whose market capitalizations are smaller than such company. The 4-10 Value Series will purchase common stocks of companies whose market capitalizations are equal to the market capitalizations of companies in the 4th through 10th deciles of those companies listed on the NYSE. With respect to the 9th and 10th deciles, the 4-10 Series will only purchase such common stocks when it is advantageous to do so through block trades with the Advisor's other accounts. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry.

PORTFOLIO STRUCTURE


    Each Series will operate as a diversified investment company. Further, no Series will invest more than 25% of its total assets in securities of companies in a single industry. The Series may invest a portion of their assets, ordinarily not more than 20%, in high quality, highly liquid fixed income securities such as money market instruments and short-term repurchase agreements. The Series will purchase securities that are listed on the principal U.S. national securities exchanges and traded OTC.


    Each of the Value Series will be structured on a market capitalization basis, by generally basing the amount of each security purchased on the issuer's relative market capitalization, with a view to creating in each Series a reasonable reflection of the relative market capitalizations of its portfolio companies. However, the Advisor may exclude the securities of a company that otherwise meets the applicable criteria described above if the Advisor determines in its best judgment that other conditions exist that make the inclusion of such security inappropriate.

    Deviation from strict market capitalization weighting will also occur in the Series because they intend to purchase round lots only and, with respect to the 4-10 Value Series, because it intends to purchase common stocks in the 9th and 10th deciles only through block trades, as described above. In order to retain sufficient liquidity, the relative amount of any security held by a Series may be reduced, from time to time, from the level which strict adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of a Series' assets may be invested in interest-bearing obligations, as described above, thereby causing further deviation from strict market capitalization weighting. The Series may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, the Series and the Portfolios may acquire securities eligible for purchase at the time of the exchange or otherwise represented in their portfolios in exchange for the issuance of their shares. (See "In Kind Purchases.") While such purchases and acquisitions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of a Series.

    On not less than a semi-annual basis, for each Series the Advisor will calculate the book to market ratio necessary to determine those companies whose stocks may be eligible for investment.

PORTFOLIO TRANSACTIONS


    The Series do not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. As described under "Portfolio Structure," investments will be made in virtually all eligible securities on a market capitalization weighted basis.


    Generally, securities will be purchased with the expectation that they will be held for longer than one year. Large Cap Value Series may sell portfolio securities when the issuer's market capitalization falls substantially below that of the issuer with the minimum market capitalization which is then eligible for purchase by the Series, and 4-10 and 6-10 Value Series each may sell portfolio securities when the issuer's market capitalization increases to a level that substantially exceeds that of the issuer with the largest market capitalization which is then eligible for investment by the Series. However, securities may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale.

    In addition, Large Cap Value Series may sell portfolio securities when their book to market ratio falls substantially below that of the security with the lowest such ratio that is then eligible for purchase by the Series. The 4-10 and 6-10 Value Series may also sell portfolio securities in the same circumstances, however, each Series anticipates generally to retain securities of issuers with relatively smaller market capitalizations for longer periods, despite any decrease in the issuer's book to market ratio.

              RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of RWB/DFA International High Book to Market Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the DFA International Value Series of the Trust (the "International Value Series"), which has the same investment objective and policies as the Portfolio. The International Value Series operates as a diversified investment company and seeks to achieve its objective by investing in the stocks of large non-U.S. companies that the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. Generally, the shares of a company in any given country will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies in that country with the highest positive book to market ratios whose shares are listed on a major exchange, and, except as described below, will be considered eligible for investment. The International Value Series intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the International Value Series may invest in the stocks of large companies in Australia, Belgium, Denmark, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the Series' asset growth permits, it may invest in the stocks of large companies in other developed markets, including Austria, Finland and Ireland.


    Under normal market conditions, at least 65% of the International Value Series' assets will be invested in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries, and no more than 40% of the Series' assets will be invested in such companies in any one country. The International Value Series reserves the right to invest in index futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the International Value Series invests in futures contracts for other than bona fide hedging purposes, the Series will not purchase futures contracts if as a result more than 5% of its total assets would then consist of initial margin deposits on such contracts. Such investments entail certain risks. (See "RISK FACTORS--ALL PORTFOLIOS.") The International Value Series also may invest up to 5% of its assets in convertible debentures issued by large non-U.S. companies.

    As of the date of this prospectus, the International Value Series intends to invest in companies having at least $800 million of market capitalization, and the Series will be approximately market capitalization weighted. The Advisor may reset such floor from time to time to reflect changing market conditions. In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the International Value Series may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holding within the same country. The Advisor may exclude the stock of a company that otherwise meets the applicable criteria if the Advisor determines in its best judgment that other conditions exist that make the purchase of such stock for the International Value Series inappropriate.

    Deviation from market capitalization weighting also will occur because the International Value Series intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the International Value Series may be reduced from time to time from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the International Value Series' assets may be invested in interest-bearing obligations, such as money-market instruments, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the International Value Series investment objective. A further deviation from market capitalization weighting may occur if the International Value Series invests a portion of its assets in privately placed convertible debentures.

    The International Value Series may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. In addition, the International Value Series may acquire securities eligible for purchase at the time of the exchange or otherwise represented in its portfolio in exchange for the issuance of its shares. (See "In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the International Value Series.

    Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the International Value Series take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On a periodic basis, the Advisor will prepare lists of eligible large companies with high book to market ratios whose stock are eligible for investment; such list will be revised not less than semi-annually. Only common stocks whose market capitalizations are not less than the minimum on such list will be purchased by the International Value Series. Additional investments will not be made in securities which have depreciated in value to such an extent that they are not then considered by the Advisor to be large companies. This may result in further deviation from market capitalization weighting, and such deviation could be substantial if a significant amount of the International Value Series' holdings decrease in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

    It is management's belief that the stocks of large companies with high book to market ratios offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the International Value Series involves greater risk than including a large number of them. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the International Value Series.

    The International Value Series does not seek current income as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the International Value Series do pay dividends. It is anticipated, therefore, that the International Value Series will receive dividend income.

    Securities which have depreciated in value since their acquisition will not be sold by the International Value Series solely because prospects for the issuer are not considered attractive, or due to an expected or realized decline in securities prices in general. Securities may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, such as tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year, and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining a portfolio of companies with large market capitalizations and high book to market ratios.

                  DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of the DFA International Small Cap Value Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing in the stocks of small non-U.S. companies that have a high book to market ratio. The Investment Committee of the Advisor will initially set the standards for determining whether the shares of a company in any given country will be considered to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book to market ratio. Generally, such shares will be considered eligible for investment. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. The Investment Committee will periodically review its standards for determining high book to market value and will adjust the standards accordingly. The Portfolio intends to invest in the stocks of small companies in countries with developed markets. As of the date of this prospectus, the Portfolio may invest in the stocks of small companies in Australia, Belgium, Denmark, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the Portfolio's asset growth permits, it may invest in the stocks of small companies in other developed markets, including Austria, Finland and Ireland.


    Under normal market conditions, at least 65% of the Portfolio's assets will be invested in small companies, as defined herein, organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries. Currently no more than 40% of the Portfolio's assets is invested in such companies in any one country, and if this changes, a supplement to this prospectus will disclose such change. The Portfolio reserves the right to invest in index futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the Portfolio invests in futures contracts for other than bona fide hedging transactions, the Portfolio will not purchase futures contracts if as a result more than 5% of its total assets would then consist of initial margin deposits on such contracts. The Portfolio also may invest up to 5% of its assets in convertible debentures issued by small non-U.S. companies.

    As of the date of this prospectus, the Portfolio intends to invest in small companies which, for purposes of this Portfolio, are defined as companies having no more than $800 million of market capitalization. The Advisor may reset such ceiling from time to time to reflect changing market conditions. The Advisor believes that such maximum amount accounts for variations in company size among countries and provides a sufficient universe of eligible companies. The Portfolio will be approximately market capitalization weighted. In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the Portfolio may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holding within the same country. The Advisor may exclude the stock of a company that otherwise meets the applicable criteria if the Advisor determines in its best judgment that other conditions exist that make the purchase of such stock for the Portfolio inappropriate.

    Deviation from market capitalization weighting also will occur because the Portfolio intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Portfolio may be reduced from time to time from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Portfolio's assets may be invested in interest-bearing obligations, such as money-market instruments, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the Portfolio's investment objective. A further deviation from market capitalization weighting may occur if the Portfolio invests a portion of its assets in convertible debentures.

    The Portfolio may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. In addition, the Portfolio may acquire securities eligible for purchase at the time of the exchange or otherwise represented in the portfolio in exchange for the issuance of its shares. (See "In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Portfolio.

    Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the Portfolio take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On a periodic basis, the Advisor will prepare a list of eligible small companies with high book to market ratios whose stock are eligible for investment; such list will be revised not less than semi-annually. Only common stocks whose market capitalizations are not greater than the maximum on such list will be purchased by the Portfolio. Additional investments will not be made in securities which have appreciated in value to such an extent that they are not then considered by the Advisor to be small companies. This may result in further deviation from market capitalization weighting, and such deviation could be substantial if a significant amount of the Portfolio's holdings increase in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

    It is management's belief that the stocks of small companies with high book to market ratios offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the Portfolio involves greater risk than including a large number of them. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the Portfolio.

    The Portfolio does not seek current income as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Portfolio do pay dividends. It is anticipated, therefore, that the Portfolio will receive dividend income.

    The Portfolio does not intend to purchase or sell securities based on the prospects for the economy, the securities market or the individual issuers whose shares are eligible for purchase. Securities may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, such as tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year, and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining a portfolio of companies with small market capitalizations and high book to market ratios.

                          EMERGING MARKETS PORTFOLIO,
                      EMERGING MARKETS SMALL CAP PORTFOLIO
                      AND EMERGING MARKETS VALUE PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of both the Emerging Markets Portfolio and the Emerging Markets Small Cap Portfolio is to achieve long-term capital appreciation. The Emerging Markets Portfolio pursues its objective by investing all of its assets in the Emerging Markets Series of the Trust (the "Emerging Markets Series"), which has the same investment objective and policies as the Portfolio. The Emerging Markets Small Cap Portfolio pursues its objective by investing all of its assets in the Emerging Markets Small Cap Series of the Trust (the "Emerging Markets Small Cap Series"), which has the same investment objective and policies as the Portfolio. The investment objective of the Emerging Markets Value Fund is to seek long-term capital growth through investment primarily in emerging market equity securities. The Emerging Markets Value Portfolio pursues its objective by investing all of its assets in the Emerging Markets Fund, which has the same investment objective and policies as the Portfolio. Each Master Fund operates as a diversified investment company and seeks to achieve its investment objective by investing in emerging markets designated by the Investment Committee of the Advisor ("Approved Markets"). Each Master Fund invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges or actively traded on OTC markets. These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of International Depository Receipts ("IDRs") or American Depository Receipts ("ADRs").

MASTER FUND CHARACTERISTICS AND POLICIES

    The Emerging Markets Series of the Trust will seek a broad market coverage of larger companies within each Approved Market. This Series will attempt to own shares of companies whose aggregate overall share of the Approved Market's total public market capitalization is at least in the upper 40% of such capitalization, and can be as large as 75%. The Emerging Markets Series may limit the market coverage in the smaller emerging markets in order to limit purchases of small market capitalization companies.

    The Emerging Markets Small Cap Series of the Trust will seek a broad market coverage of smaller companies within each Approved Market. This Series will attempt to own shares of companies whose market capitalization is less than $1.5 billion. On a periodic basis, the Advisor will review the holdings of the Emerging Markets Small Cap Series and determine which, at the time of such review, are no longer considered small emerging market companies. The present policy is to consider portfolio securities for sale when they have appreciated sufficiently to rank, on a market capitalization basis, 100% larger than the largest market capitalization that is eligible for purchase as set by the Advisor for that Approved Market.

    The Emerging Markets Fund seeks to achieve its objective by investing in emerging market equity securities which are deemed by the Advisor to be value stocks at the time of purchase. Securities are considered value stocks primarily because they have a high book value in relation to their market value. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. No assurance can be given that the Emerging Markets Fund's investment objective will be achieved.


    The Emerging Markets Fund's policy is to seek to achieve its investment objective by investing in emerging market equity securities across all market capitalizations, and specifically those which are deemed by the Advisor to be value stocks at the time of purchase, as described above.



    Each Master Fund may not invest in all such companies or Approved Markets described above or achieve approximate market weights, for reasons which include constraints imposed within Approved Markets (e.g., restrictions on purchases by foreigners), and each Master Fund's policy not to invest more than 25% of its assets in any one industry.



    Under normal market conditions, the Emerging Markets Series will invest at least 65% of its assets in Approved Market securities; the Emerging Markets Small Cap Series will invest at least 65% of its assets in small company (as defined above) Approved Market securities; and the Emerging Markets Fund will invest at least 65% of its assets in Approved Market equity securities that are deemed by the Advisor to be value stocks at the time of purchase. Approved Market securities are defined to be (a) securities of companies organized in a country in an Approved Market or for which the principal trading market is in an Approved Market, (b) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country, (c) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets, (d) securities of companies that derive at least 50% of their revenues primarily from either goods or services produced in

Approved Markets or sales made in Approved Markets and (e) Approved Markets equity securities in the form of depositary shares. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The Advisor, however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets such that their value will tend to reflect developments in Approved Markets to a greater extent than developments in other regions. For example, the Advisor may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the definition of Approved Markets securities so long as the Advisor believes at the time of investment that the value of the company's securities will reflect principally conditions in Approved Markets.

    With respect to the Emerging Markets Series and Emerging Markets Small Cap Series, the Advisor defines the term "emerging market" to mean a country which is considered to be an emerging market by the International Finance Corporation. In determining what countries have emerging markets with respect to the Emerging Markets Fund, the Fund will consider among other things, the data, analysis and classification of countries published or disseminated by the International Bank for Reconstruction (commonly known as the World Bank) and the International Finance Corporation. Approved emerging markets may not include all such emerging markets. In determining whether to approve markets for investment, the Advisor will take into account, among other things, market liquidity, investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets by the investors of the Emerging Markets Series, the Emerging Markets Small Cap Series and the Emerging Markets Fund.


    As of the date of this prospectus, the following countries are designated as Approved Markets: Argentina, Brazil, Chile, Indonesia, Israel, Malaysia, Mexico, Philippines, Portugal, South Korea, Thailand and Turkey. Countries that may be approved in the future include but are not limited to Colombia, Czech Republic, Greece, Hungary, India, Jordan, Nigeria, Pakistan, Poland, Republic of China (Taiwan), Republic of South Africa, Venezuela and Zimbabwe.


    Each Master Fund may invest up to 35% of its assets in securities of issuers that are not Approved Markets securities, but whose issuers the Advisor believes derive a substantial proportion, but less than 50%, of their total revenues from either goods and services produced in, or sales made in, Approved Markets.

    Pending the investment of new capital in Approved Market equity securities, each Master Fund will typically invest in money market instruments or other highly liquid debt instruments denominated in U.S. dollars (including, without limitation, repurchase agreements). In addition, each Master Fund may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold freely convertible currencies, although no Master Fund expects the aggregate of all such amounts to exceed 10% of its net assets under normal circumstances.


    The Master Funds also may invest in shares of other investment companies that invest in one or more Approved Markets, although they intend to do so only where access to those markets is otherwise significantly limited. The Master Funds may also invest in money market mutual funds for temporary cash management purposes. The 1940 Act limits investment by a Master Fund in shares of other investment companies to no more than 10% of the value of a Master Fund's total assets. If a Master Fund invests in another investment company, the Master Fund's shareholders will bear not only their proportionate share of expenses of the Master Fund (including operating expenses and the fees of the Advisor), but also will bear indirectly similar expenses of the underlying investment company. In some Approved Markets, it will be necessary or advisable for a Master Fund to establish a wholly-owned subsidiary or a trust for the purpose of investing in the local markets. Each Master Fund also may invest up to 5% of its assets in convertible debentures issued by companies organized in Approved Markets.

PORTFOLIO STRUCTURE

    The Emerging Markets Series' and Emerging Markets Small Cap Series' policy of seeking broad market diversification means that the Advisor will not utilize "fundamental" securities research techniques in identifying securities selections. The decision to include or exclude the shares of an issuer will be made primarily on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country. Company size is measured in terms of reference to other companies located in the same country and in terms of local currencies in order to eliminate the effect of variations in currency exchange rates.


    Even though a company's stock may meet the applicable market capitalization criterion for a Series or the Emerging Markets Fund's criterion for investment, it may not be included in a Master Fund for one or more of a number of reasons. For example, in the Advisor's judgment, the issuer may be considered in extreme financial difficulty, a material portion of its securities may be closely held and not likely available to support market liquidity, or the issuer may be a "passive foreign investment company" (as defined in the Code). To this extent, there will be the exercise of discretion and consideration by the Advisor which would not be present in the management of a portfolio seeking to represent an established index of broadly traded domestic securities (such as the S&P 500 Index). The Advisor will also exercise discretion in determining the allocation of capital as between Approved Markets.


    Changes in the composition and relative ranking (in terms of book to market ratio) of the stocks which are eligible for purchase by the Emerging Markets Fund take place with every trade when the securities markets are open for trading due primarily to price fluctuations of such securities. On a periodic basis, the Advisor will prepare lists of eligible value stocks which are eligible for investment. Such list will be revised no less than semi-annually.

    It is management's belief that equity investments offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in a Series involves greater risk than including a large number of them.

    The Master Funds do not seek current income as an investment objective, and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in a Master Fund do pay dividends. It is anticipated, therefore, that the Master Funds will receive dividend income.

    Generally, securities will be purchased with the expectation that they will be held for longer than one year. However, securities may be disposed of at any time when, in the Advisor's judgment, circumstances warrant their sale. Generally, securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held.

    For the purpose of converting U.S. dollars to another currency, or vice versa, or converting one foreign currency to another foreign currency, each Master Fund may enter into forward foreign exchange contracts. In addition, to hedge against changes in the relative value of foreign currencies, each Master Fund may purchase foreign currency futures contracts. A Master Fund will only enter into such a futures contract if it is expected that the Master Fund will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the Master Fund may suffer a loss.

                                SECURITIES LOANS

    All of the Portfolios and Master Funds are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income, although inasmuch as the Feeder Portfolios will only hold shares of a corresponding Master Fund, these Portfolios do not intend to lend those shares. While a Portfolio or Master Fund may earn additional income from lending securities, such activity is incidental to the investment objective of a Portfolio or Master Fund. The value of securities loaned may not exceed 33 1/3% of the value of a Portfolio's or Master Fund's total assets. In connection with such loans, a Portfolio or Master Fund will receive collateral consisting of cash or U.S. Government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Portfolios and Master Funds will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Fund or the Trust could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures.

          INVESTMENT OBJECTIVES AND POLICIES--FIXED INCOME PORTFOLIOS

DFA ONE-YEAR FIXED INCOME PORTFOLIO

    The investment objective of DFA One-Year Fixed Income Portfolio is to achieve a stable real value (i.e. a return in excess of the rate of inflation) of invested capital with a minimum of risk. This objective will be pursued by investing the assets of the Portfolio in DFA One-Year Fixed Income Series of the Trust (the "One-Year Fixed Income Series"), which has the same investment objective and policies as the Portfolio. The One-Year Fixed Income Series will invest in U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, the Series will acquire obligations which mature within one year from the date of settlement, but substantial investments may be made in obligations maturing within two years from the date of settlement when greater returns are available. It is the Series' policy that the weighted average length of maturity of investments will not exceed one year. The Series principally invests in certificates of deposit, commercial paper, bankers' acceptances, notes and bonds. The Series will invest more than 25% of its total assets in obligations of U.S. and/or foreign banks and bank holding companies when the yield to maturity on these instruments exceeds the yield to maturity on all other eligible portfolio investments of similar quality for a period of five consecutive days when the NYSE is open for trading. (See "Investments in the Banking Industry.")

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO


    The investment objective of DFA Two-Year Global Fixed Income Portfolio is to maximize total returns consistent with preservation of capital. This objective will be pursued by investing the assets of the Portfolio in DFA Two-Year Global Fixed Income Series of the Trust (the "Two-Year Global Fixed Income Series"). The Two-Year Global Fixed Income Series will have the same investment objective and policies as the Portfolio. The Two-Year Global Fixed Income Series will invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers having quality ratings meeting the minimum standards described in "Description of Investments," securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations, such as the World Bank, the European Investment Bank, European Economic Community and European Coal and Steel Community. At the present time, the Advisor expects that most investments will be made in the obligations of issuers which are in developed countries, such as those countries which are members of the Organization of Economic Cooperation and Development ("OECD"). However, in the future, the Advisor anticipates investing in issuers located in other countries as well. Under normal market conditions, the Series will invest at least 65% of the value of its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States.

    The Series will acquire obligations which mature within two years from the date of settlement. Because many of the Series' investments will be denominated in foreign currencies, the Series will also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. The Series will invest more than 25% of its total assets in obligations of U.S. and/ or foreign banks and bank holding companies when the yield to maturity on these instruments exceeds the yield to maturity on all other eligible portfolio investments of similar quality for a period of five consecutive days when the NYSE is open for trading. (See "Investment in the Banking Industry.")

DFA GLOBAL FIXED INCOME PORTFOLIO


    The investment objective of DFA Global Fixed Income Portfolio is to provide a market rate of return for a fixed income portfolio with low relative volatility of returns. The Portfolio will invest primarily in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, obligations of other foreign issuers rated AA or better, corporate debt obligations, bank obligations, commercial paper rated as set forth in "Description of Investments" and supranational organizations, such as the World Bank, the European Investment Bank, European Economic Community, and European Coal and Steel Community. At the present time, the Advisor expects that most investments will be made in the obligations of issuers which are developed countries, such as those countries which are members of the OECD. However, in the future, the Advisor anticipates investing in issuers located in other countries as well. Under normal market conditions, the Portfolio will invest at least 65% of the value of its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States. The Portfolio will acquire obligations which mature within five years from the date of settlement. Because many of the Portfolio's investments will be denominated in foreign currencies, the Portfolio will also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates.


DFA FIVE-YEAR GOVERNMENT PORTFOLIO

    The investment objective of DFA Five-Year Government Portfolio is to maximize total returns available from the universe of debt obligations of the U.S. government and U.S. government agencies. Ordinarily, the Portfolio will invest at least 65% of its assets in U.S. government obligations and U.S. government agency obligations that mature within five years from the date of settlement. The Portfolio will also acquire repurchase agreements.

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

    The investment objective of DFA Intermediate Government Fixed Income Portfolio is to earn current income consistent with preservation of capital. Ordinarily, the Portfolio will invest at least 65% of its assets in non-callable obligations issued or guaranteed by the U.S. government and U.S. government agencies, AAA-rated, dollar-denominated obligations of foreign governments, obligations of supranational organizations, and futures contracts on U.S. Treasury securities. Since government guaranteed mortgage-backed securities are considered callable, such securities will not be included in the Portfolio.

    Generally, the Portfolio will hold securities with maturities of between five and fifteen years. The Portfolio will not shift the maturity of its investments in anticipation of interest rate movements and ordinarily will have an average weighted maturity, based upon market values, of between seven to ten years. One of the benefits of the Portfolio is expected to be that in a period of steeply falling interest rates, the Portfolio should perform well because of its average weighted maturity and the high quality and non-callable nature of its investments. The Portfolio is expected to match or exceed the returns of the Lehman Brothers Treasury Index, without exceeding the volatility of that Index.

    The Portfolio may invest more than 5% of its assets in the obligations of foreign governments. Those obligations at the time of purchase must be either rated in the highest rating category of a nationally recognized statistical rating organization or, in the case of any obligation that is unrated, of comparable quality. The Portfolio also may invest in futures contracts on U.S. Treasury securities or options on such contracts for the purposes of remaining fully invested and maintaining liquidity to pay redemptions. However, the Portfolio will not purchase futures contracts or options thereon if as a result more than 5% of its total assets would then consist of initial and variation margin deposits on such contracts or options. Such investments entail certain risks. (See "RISK FACTORS--ALL PORTFOLIOS.")

DESCRIPTION OF INVESTMENTS

    The following is a description of the categories of investments which may be acquired by the Fixed Income Portfolios and the One-Year Fixed Income and Two-Year Global Fixed Income Series.

                                                                                  PERMISSIBLE
                                                                                  CATEGORIES:
                                                                                 -------------
DFA One-Year Fixed Income Series...............................................        1- 6, 8
DFA Five-Year Government Portfolio.............................................        1, 2, 6
DFA Two-Year Global Fixed Income Series........................................           1-10
DFA Global Fixed Income Portfolio..............................................           1-10
DFA Intermediate Government Fixed Income Portfolio.............................  1, 2, 6, 7, 8

    1. U.S. GOVERNMENT OBLIGATIONS--Debt securities issued by the U.S. Treasury which are direct obligations of the U.S. government, including bills, notes and bonds.

    2. U.S. GOVERNMENT AGENCY OBLIGATIONS--Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, including the Federal National Mortgage Association, Federal Home Loan Bank and the Federal Housing Administration.

    3. CORPORATE DEBT OBLIGATIONS--Non-convertible corporate debt securities (E.G., bonds and debentures) which are issued by companies whose commercial paper is rated Prime-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by S&P and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer's commercial paper is unrated, then the debt security would have to be rated at least AA by S&P or Aa2 by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Advisor must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

    4. BANK OBLIGATIONS--Obligations of U.S. banks and savings-and-loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired from banks having assets in excess of $1,000,000,000.

    5. COMMERCIAL PAPER--Rated, at the time of purchase, A-1 or better by S&P or Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody's or AAA by S&P, and having a maximum maturity of nine months.

    6. REPURCHASE AGREEMENTS--Instruments through which the Portfolios purchase securities ("underlying securities") from a bank, or a registered U.S. government securities dealer, with an agreement by the seller to repurchase the security at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. The Portfolios will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of the Portfolio's total assets would be so invested. The Portfolios will also only invest in repurchase agreements with a bank if the bank has at least $1,000,000,000 in assets and is approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

    7. FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS--Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments, or their agencies and instrumentalities.

    8. SUPRANATIONAL ORGANIZATION OBLIGATIONS--Debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

    9. FOREIGN ISSUER OBLIGATIONS--Debt securities of non-U.S. issuers rated AA or better by S&P or Aa2 or better by Moody's.

    10. EURODOLLAR OBLIGATIONS--Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

    Investors should be aware that the net asset values of the Fixed Income Portfolios may change as general levels of interest rates fluctuate. When interest rates increase, the value of a portfolio of fixed-income securities can be expected to decline. Conversely, when interest rates decline, the value of a portfolio of fixed-income securities can be expected to increase.

    The categories of investments that may be acquired by each of the Fixed Income Portfolios (other than DFA Intermediate Government Fixed Income Portfolio) and the One-Year Fixed Income and Two-Year Global Fixed Income Series may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (E.G., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR) or the Treasury bill rate.

INVESTMENTS IN THE BANKING INDUSTRY

    The One-Year Fixed Income Series and Two-Year Global Fixed Income Series will invest more than 25% of their total respective assets in obligations of U.S. and/or foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments for a period of five consecutive days when the NYSE is open for trading. For the purpose of this policy, which is a fundamental policy of each Series and can only be changed by a vote of the shareholders of each Series, banks and bank holding companies are considered to constitute a single industry, the banking industry. The DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio each have the same fundamental policy, which can only be changed by a vote of each Portfolio's shareholders, except that the policy of each Portfolio does not apply to the extent that all or substantially all of its assets are invested in its respective Series. When investment in such obligations exceeds 25% of the total net assets of any of these Series, such Series will be considered to be concentrating its investments in the banking industry. As of the date of this prospectus, the One-Year Fixed Income Series is concentrating its investment in this industry.

    The types of bank and bank holding company obligations in which the One-Year Fixed Income Series and DFA Two-Year Global Fixed Income Series may invest include: dollar-denominated certificates of deposit, bankers' acceptances, commercial paper and other debt obligations issued in the United States and which mature within two years of the date of settlement, provided such obligations meet each Series' established credit rating criteria as stated under "Description of Investments." In addition, both Series are authorized to invest more than 25% of their total assets in Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities.

PORTFOLIO STRATEGY

    The One-Year Fixed Income Series and Two-Year Global Fixed Income Series will be managed with a view to capturing credit risk premiums and term or maturity premiums. As used herein, the term "credit risk premium" means the anticipated incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and "maturity risk premium" means the anticipated incremental return on investment for holding securities having maturities of longer than one month compared to securities having a maturity of one month. The Advisor believes that credit risk premiums are available largely through investment in high grade commercial paper, certificates of deposit and corporate obligations. The holding period for assets of the Series will be chosen with a view to maximizing anticipated monthly returns, net of trading costs.

    The One-Year Fixed Income Series, Two-Year Global Fixed Income Series and DFA Five-Year Government Portfolio are expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when management believes that portfolio changes are appropriate. It is anticipated that the annual turnover rate of the Two-Year Global Fixed Income Series, could be 0% to 200%. While the Fixed Income Portfolios, the One-Year Fixed Income Series and Two-Year Global Fixed Income Series acquire securities in principal transactions and, therefore, do not pay brokerage commissions, the spread between the bid and asked prices of a security may be considered to be a "cost" of trading. Such costs ordinarily increase with trading activity. However, as stated above, securities ordinarily will be sold when, in the Advisor's judgment, the monthly return of a Portfolio, the One-Year Fixed Income Series or the Two-Year Fixed Income Series will be increased as a result of portfolio transactions after taking into account the cost of trading. It is anticipated that securities will be acquired in the secondary markets for short term instruments.

    The DFA Global Fixed Income Portfolio will be managed with a view to capturing maturity risk premiums. Ordinarily the Portfolio will invest primarily in obligations issued or guaranteed by foreign governments and their agencies and instrumentalities, obligations of other foreign issuers rated AA or better and supranational organizations. Supranational issuers include the European Economic Community, the European Coal and Steel Community, the Nordic Investment Bank, the World Bank and the Japanese Development Bank. The Portfolio will own obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities also. At times when, in the Advisor's judgement, eligible foreign securities do not offer maturity risk premiums that compare favorably with those offered by eligible U.S. securities, the Portfolio will be invested primarily in the latter securities.


    The DFA Global Fixed Income Portfolio is "non-diversified," as defined in the 1940 Act, which means that, as to 75% of its total assets, more than 5% may be invested in the securities of a single issuer. However, for purposes of the Code, the Portfolio is "diversified" because as to 50% of its total assets, no more than 5% may be invested in the securities of a single issuer. The Portfolio will not invest more than 25% of its assets in securities of companies in any one industry. Management does not consider securities which are issued by the U.S. government or its agencies or instrumentalities to be investments in an "industry." However, management currently considers securities issued by a foreign government to be subject to the 25% limitation, with the effect that not more than 25% of the Portfolio's total assets will be invested in securities issued by any one foreign government. The Portfolio will not invest more than 25% of its total assets in obligations of supranational organizations. Finally, the Portfolio might invest in certain securities issued by companies, such as Caisse Nationale des Telecommunication, a communications company, whose obligations are guaranteed by a foreign government. Management considers such a company to be within a particular industry (in this case, the communications industry) and, therefore, the Portfolio will invest in the securities of such a company only if it can do so under the Portfolio's policy of not being concentrated in any single industry.


                          RISK FACTORS--ALL PORTFOLIOS

SMALL COMPANY SECURITIES

    Typically, securities of small companies are less liquid than securities of large companies. Recognizing this factor, management will endeavor to effect securities transactions in a manner to avoid causing significant price fluctuations in the market for these securities. In addition, the prices of small company securities may fluctuate more sharply than those of other securities.

FOREIGN SECURITIES

    The International Equity Portfolios, International Value Series, DFA Global Fixed Income Portfolio, One-Year Fixed Income Series, Two-Year Global Fixed Income Series and Enhanced U.S. Large Company Series (directly or indirectly through their investment in the Master Funds) invest in foreign issuers. Such investments involve risks that are not associated with investments in U.S. public companies. Such risks may include legal, political and or diplomatic actions of foreign governments, such as imposition of withholding taxes on interest and dividend income payable on the securities held, possible seizure or nationalization of foreign deposits, establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the value of the assets held by the Portfolios and the Master Funds. (Also see "Foreign Currencies and Related Transactions" below.) Further, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those of U.S. public companies, and there may be less publicly available information about such companies than comparable U.S. companies. The One-Year Fixed Income Series, Two-Year Global Fixed Income Series, Enhanced U.S. Large Company Series and the Intermediate Government Fixed Income and Global Fixed Income Portfolios may invest in obligations of supranational organizations. The value of the obligations of these organizations may be adversely affected if one or more of their supporting governments discontinue their support. Also, there can be no assurance that any of the Portfolios will achieve its investment objective.


    The economies of many countries in which the Portfolios identified above and the Master Funds invest are not as diverse or resilient as the U.S. economy, and have significantly less financial resources. Some countries are more heavily dependent on international trade and may be affected to a greater extent by protectionist measures of their governments, or dependent upon a relatively limited number of commodities and, thus, resistive to changes in world prices for these commodities.



    In many foreign countries, stock markets are more variable than U.S. markets for two reasons. Contemporaneous declines in both (i) foreign securities prices in local currencies and (ii) the value of local currencies in relation to the U.S. dollar can have a significant negative impact on the net asset value of a Portfolio or Master Fund that holds the foreign securities. The net asset value of the Portfolios and Master Funds are denominated in U.S. dollars, and, therefore, declines in market price of both the foreign securities held by a Portfolio or a Master Fund and the foreign currency in which these securities are denominated will be reflected in the net asset value of the Portfolio's and Master Fund's shares.


INVESTING IN EMERGING MARKETS

    The investments of the Emerging Markets Series, Emerging Markets Small Cap Series and Emerging Markets Fund involve risks in addition to the usual risks of investing in developed foreign markets. A number of emerging securities markets restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. In some jurisdictions, such restrictions and the imposition of taxes are intended to discourage shorter rather than longer-term holdings. While the Emerging Markets Series, Emerging Markets Small Cap Series and Emerging Markets Fund will invest only in markets where these restrictions are considered acceptable to the Advisor, new or additional repatriation restrictions might be imposed subsequent to a Master Fund's investment. If such restrictions were imposed subsequent to investment in the securities of a particular country, a Master Fund might, among other things, discontinue the purchasing of securities in that country. Such restrictions will be considered in relation to the Master Fund's liquidity needs and other factors and may make it particularly difficult to establish the fair market value of particular securities from time to time. The valuation of securities held by a Master Fund is the responsibility of the Master Fund's Board of Trustees or Directors, acting in good faith and with advice from the Advisor. (See "VALUATION OF SHARES.") Further, some attractive equity securities may not be available to the Master Funds because foreign shareholders hold the maximum amount permissible under current laws.

    Relative to the U.S. and to larger non-U.S. markets, many of the emerging securities markets in which the Emerging Markets Series, Emerging Markets Small Cap Series and Emerging Markets Fund may invest are relatively small, have low trading volumes, suffer periods of illiquidity and are characterized by significant price volatility. Such factors may be even more pronounced in jurisdictions where securities ownership is divided into separate classes for domestic and non-domestic owners. These risks are heightened for investments in small company emerging markets securities.

    In addition, many emerging markets, including most Latin American countries, have experienced substantial, and, in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain countries. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries. Certain emerging markets have recently transitioned, or are in the process of transitioning, from centrally controlled to market-based economies. There can be no assurance that such transitions will be successful.

    Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements do not keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Master Fund to make intended securities purchases due to settlement problems could cause the Master Fund to miss investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Master Fund due to subsequent declines in value of the portfolio security or, if the Master Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

    The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Master Fund's portfolio securities in such markets may not be readily available. The Master Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees or Directors of the relevant Master Fund.

    Government involvement in the private sector varies in degrees among the emerging securities markets contemplated for investment by each Master Fund. Such involvement may, in some cases, include government ownership of companies in certain commercial business sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures which could be detrimental to the investments of a Master Fund.

    Taxation of dividends and capital gains received by non-residents varies among countries with emerging markets and, in some cases, is high in relation to comparable U.S. rates. Particular tax structures may have the intended or incidental effect of encouraging long holding periods for particular securities and/or the reinvestment of earnings and sales proceeds in the same jurisdiction. In addition, emerging market jurisdictions typically have less well-defined tax laws and procedures than is the case in the United States, and such laws may permit retroactive taxation so that the Emerging Markets Series, Emerging Markets Small Cap Series and Emerging Markets Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

FOREIGN CURRENCIES AND RELATED TRANSACTIONS

    Investments of the International Equity Portfolios (directly or indirectly through their investment in the Master Funds) and DFA Global Fixed Income Portfolio, many of the investments of the Two-Year Global Fixed Income Series and, to a lesser extent, the investment in the Enhanced U.S. Large Company Series, will be denominated in foreign currencies. Changes in the relative values of foreign currencies and the U.S. dollar, therefore, will affect the value of investments of these Portfolios and Master Funds. These Portfolios and Master Funds may purchase foreign currency futures contracts and options thereon in order to hedge against changes in the level of foreign currency exchange rates. Such contracts involve an agreement to purchase or sell a specific currency at a future date at a price set in the contract and enable the Portfolios and Master Funds to protect against losses resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies occurring between the trade and settlement dates of Portfolio and Master Fund securities transactions, but they also tend to limit the potential gains that might result from a positive change in such currency relationships. Gains and losses on investments in futures and options thereon depend on the direction of interest rates and other economic factors.

BORROWING

    Each Portfolio and each corresponding Master Fund, except the U.S. 9-10 and Japanese Small Company Portfolios, DFA One-Year Fixed Income Portfolio, DFA Five-Year Government Portfolio and DFA Intermediate Government Fixed Income Portfolio, have reserved the right to borrow amounts not exceeding 33% of its net assets for the purposes of making redemption payments. When advantageous opportunities to do so exist, each Portfolio and each Master Fund may purchase securities when borrowings exceed 5% of the value of its net assets. Such purchases can be considered to be "leveraging" and, in such circumstances, the net asset value of the Portfolio or Master Fund may increase or decrease at a greater rate than would be the case if the Portfolio or Master Fund had not leveraged. The interest payable on the amount borrowed would increase the Portfolio's or Master Fund's expenses and, if the appreciation and income produced by the investments purchased when the Portfolio or Master Fund has borrowed are less than the cost of borrowing, the investment performance of the Portfolio will be reduced as a result of leveraging.

PORTFOLIO STRATEGIES

    The method employed by the Advisor to manage the Domestic and International Equity Portfolios (except U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio and their corresponding Series) and, in respect of those that are Feeder Portfolios, the corresponding Master Funds, will differ from the process employed by many other investment advisors in that the Advisor will rely on fundamental analysis of the investment merits of securities to a limited extent to eliminate potential portfolio acquisitions rather than rely on this technique to select securities. Further, because securities generally will be held long-term and will not be eliminated based on short-term price fluctuations, the Advisor generally will not act upon general market movements or short-term price fluctuations of securities to as great an extent as many other investment advisors. U.S. Large Company Series will operate as an index fund and, therefore, represents a passive method of investing in all stocks that comprise the S&P 500 Index, which does not entail selection of securities based on the individual investment merits of their issuers. The investment performance of the U.S. Large Company Series and the corresponding Portfolio is expected to approximate the investment performance of the S&P 500 Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.

FUTURES CONTRACTS AND OPTIONS ON FUTURES

    U.S. Large Company Series, Enhanced U.S. Large Company Series, Large Cap International Portfolio, the Value Series, DFA Real Estate Securities Portfolio, the International Value Series, the Emerging Markets Series, the Emerging Markets Small Cap Series, the DFA International Small Cap Value Portfolio and the Emerging Markets Fund may invest in index futures contracts and options on index futures. To the extent that such Master Funds or Portfolios invest in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's or Portfolio's total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Certain index futures contracts and options on index futures may be considered to be derivative securities.


    These investments entail the risk that an imperfect correlation may exist between changes in the market value of the stocks owned by the Portfolio or Master Fund and the prices of such futures contracts and options, and, at times, the market for such contracts and options might lack liquidity, thereby inhibiting a Portfolio's or Master Fund's ability to close a position in such investments. Gains or losses on investments in options and futures depend on the direction of securities prices, interest rates and other economic factors, and the loss from investing in futures transactions is potentially unlimited. The Portfolio's and Master Fund's investment in futures contracts and options are subject to special tax rules that may affect the amount, timing and character of the income earned by the Portfolios and the Master Funds, and the Portfolios' and the Master Funds' distributions to their shareholders. (These special rules are discussed in the statement of additional information.)


OPTIONS ON STOCK INDICES

    The Enhanced U.S. Large Company Series may purchase put and call options and write put and call options on stock indices and stock index futures listed on national securities exchanges or traded in the over-the-counter market. The Enhanced U.S. Large Company Series may use these techniques to hedge against changes in securities prices or as part of its overall investment strategy. An option on an index is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the cash value of the index at a specified exercise price at any time during the term of the option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.) A stock index fluctuates with changes in the market values of the stocks included in the index. Certain put and call options on stock indices and stock index futures may be considered to be derivative securities.

    With respect to the writing of options, the writer has no control over the time when it may be required to fulfill its obligation. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option on the same series. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Enhanced U.S. Large Company Series desires.

    The Enhanced U.S. Large Company Series may write covered straddles consisting of a combination of a call and a put written on the same index. A straddle will be covered when sufficient assets are deposited to meet the Enhanced U.S. Large Company Series' immediate obligations. The Series may use the same liquid assets to cover both the call and put options where the exercise price of the call and the put are the same or the exercise price of the call is higher than that of the put. In such cases, the Series will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

    The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Enhanced U.S. Large Company Series' portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Series will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. If the Enhanced U.S. Large Company Series takes positions in options instruments contrary to prevailing market trends, the Series could be exposed to the risk of a loss. Certain restrictions imposed on the Enhanced U.S. Large Company Series by the Code may limit the ability of such Series to invest in options.


SWAPS

    The Enhanced U.S. Large Company Series may enter into equity index swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Series than if the Series had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested a group of securities representing a particular index. Swap agreements are considered to be derivative securities.

    The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Enhanced U.S. Large Company Series would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Series' current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Enhanced U.S. Large Company Series' current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Series' portfolio. The Enhanced U.S. Large Company Series will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Series' assets.


    Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and, therefore, swap agreements entered into by the Enhanced U.S. Large Company Series and other illiquid securities will be limited to 15% of the net assets of the Series. Moreover, the Enhanced U.S. Large Company Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Advisor will cause the Enhanced U.S. Large Company Series to enter into swap agreements only with counterparties that the Investment Committee of the Advisor has approved. Certain restrictions imposed on the Enhanced U.S. Large Company Series by the Code may limit the Series' ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Enhanced U.S. Large Company Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


BANKING INDUSTRY AND REAL ESTATE CONCENTRATIONS

    Concentrating in obligations of the banking industry may involve additional risk by foregoing the safety of investing in a variety of industries. Changes in the market's perception of the riskiness of banks relative to non-banks could cause more fluctuations in the net asset value of the One-Year Fixed Income Series and Two-Year Global Fixed Income Series (and, thus, DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio) than might occur in less concentrated portfolios.

    The DFA Real Estate Securities Portfolio intends to concentrate its investments in the real estate industry. Concentrating investments in the real estate industry involves the risk of foregoing the safety of investing in a variety of industries. Further, while the Portfolio will not invest in real estate directly, but only in securities issued by real estate companies, the Portfolio may be subject to certain risks that are similar to those associated with the direct ownership of real estate in addition to securities markets risks. These include declines in the value of real estate, risks related to general and local economic conditions, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended periods of high vacancy rates, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental hazards, liability to third parties for damages resulting from environmental hazards, casualty or condemnation losses, limitations on rents, and changes in neighborhood values, interest rates and the credit quality of tenants. Also, in deciding whether to purchase securities of a particular real estate company, including REITS, the Advisor does not consider the geographic location within the United States of the underlying assets of such company. Therefore, to the extent that the Portfolio may become substantially invested in real estate companies, including REITS, whose underlying assets are located in one particular region of the United States and subsequently a decline in real estate values occurs in that region, the value of such real estate companies may be adversely affected and the Portfolio's net asset value may in turn be similarly affected.

REPURCHASE AGREEMENTS

    In addition, all of the Portfolios and the Master Funds may invest in repurchase agreements. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund or a Master Fund could experience delay in recovering the securities underlying such agreements. Management believes that this risk can be controlled through stringent security selection criteria and careful monitoring procedures.

                             MANAGEMENT OF THE FUND


    Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each of the Portfolios, except the Feeder Portfolios, and each Master Fund. As such, the Advisor is responsible for the management of their respective assets. Investment decisions for all Portfolios of the Fund and all Master Funds are made by the Investment Committee of the Advisor which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Portfolios (except the Feeder Portfolios and International Small Company Portfolio) and the Master Funds and Underlying Series with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution and, subject to this goal, may be placed with brokers which have assisted in the sale of the Portfolios' shares.



    For the fiscal year ended November 30, 1997, (i) the Advisor (including a sub-advisor in respect of DFA Real Estate Securities Portfolio) received a fee for its services from the Fund or Master Funds which, on an annual basis, equaled the following percentage of the average net assets of each Portfolio or, in the case of a Feeder Portfolio, the average net assets of its corresponding Master Fund; and (ii) the total expenses of each Portfolio were the following percentages of respective average net assets:



                                                                        MANAGEMENT      TOTAL
PORTFOLIO                                                                  FEE         EXPENSES
---------------------------------------------------------------------  ------------  ------------
U.S. 9-10 Small Company(1)...........................................     0.50%            0.60%
U.S. 6-10 Small Company..............................................     0.03%            0.45%
U.S. Large Company(2)................................................     0.025%           0.15%
Enhanced U.S. Large Company(3).......................................     0.05%            0.52%
U.S. 6-10 Value......................................................     0.20%            0.60%
U.S. Large Cap Value.................................................     0.10%            0.35%
DFA Real Estate Securities(4)........................................     0.30%            0.48%
Japanese Small Company(5)............................................     0.10%            0.73%
Pacific Rim Small Company(5).........................................     0.10%            0.84%
United Kingdom Small Company(5)......................................     0.10%            0.70%
Continental Small Company(5).........................................     0.10%            0.72%

                                                                        MANAGEMENT      TOTAL
PORTFOLIO                                                                  FEE         EXPENSES
---------------------------------------------------------------------  ------------  ------------
International Small Company(6).......................................     0.10%            0.75%
Emerging Markets.....................................................     0.10%            0.99%
Large Cap International..............................................     0.25%            0.47%
RWB/DFA International High Book to Market............................     0.20%            0.50%
DFA International Small Cap Value....................................     0.65%            0.90%
DFA One-Year Fixed Income............................................     0.05%            0.22%
DFA Five-Year Government.............................................     0.20%            0.29%
DFA Global Fixed Income..............................................     0.25%            0.42%
DFA Intermediate Government Fixed Income.............................     0.15%            0.25%
DFA Two-Year Global Fixed Income.....................................     0.05%            0.34%


------------------------


(1) Prior to November 30, 1997, the U.S. 9-10 Small Company Portfolio invested its assets directly in stocks of small companies. Prior to November 30, 1997, the Fund, on behalf of the Portfolio, had an investment management agreement with the Advisor; the percentage in the above table reflects the management fee as a percentage of average net assets paid by the Portfolio to the Advisor for the fiscal year ended November 30, 1997.



(2) For the fiscal year ended November 30, 1997, pursuant to the terms of the current administration agreement between U.S. Large Company Portfolio and the Advisor, the Advisor agreed to waive a portion of its administration fee and/or assume the expenses of the Portfolio to the extent (1) necessary to pay the ordinary operating expenses of the Portfolio (except the administration fee); and (2) that the indirect expenses the Portfolio bears as a shareholder of the Series, on an annual basis, exceed 0.025% of the Portfolio's average net assets. Beginning August 9, 1996, in addition to the waiver/assumption effective on December 1, 1995, the Advisor agreed to assume expenses or waive the fee payable by the U.S. Large Company Portfolio under the administration agreement by an additional .09% of average assets on an annual basis. Absent this arrangement, the annualized ratio of total operating expenses to average net assets for U.S. Large Company Portfolio for the fiscal year ended November 30, 1997, was 0.35%.



(3) Effective August 1, 1997, the Advisor has agreed to waive its fee under the administration agreement to the extent necessary to reduce the direct and indirect cumulative annual expenses of the Enhanced U.S. Large Company Portfolio to not more than 0.45% of average net assets of the Portfolio on an annualized basis; the Portfolio's direct and indirect cumulative annual expenses may exceed 0.45% of its average net assets on an annualized basis notwithstanding this fee waiver. This arrangement does not extend to the fees of the Enhanced U.S. Large Company Series of the Trust. Absent this arrangement, the annualized ratio of total operating expenses to average net assets for the Enhanced U.S. Large Company Portfolio for the fiscal year ended November 30, 1997, was 0.54%.



(4) Effective December 20, 1996, the investment advisory fee payable by the Fund on behalf of the DFA Real Estate Securities Portfolio to the Advisor was reduced from .325% to .30% of the average net assets of the Portfolio on an annual basis. Effective December 11, 1996, the sub-advisory agreement between the Fund, on behalf of the Portfolio, and AEW terminated; pursuant to the terms of the sub-advisory agreement, the Portfolio paid AEW a fee equal to .175% of its average net assets on an annual basis.



(5) Effective August 9, 1996, the Advisor agreed to waive its administration fee and assume the direct expenses of the Japanese Small Company, United Kingdom Small Company, Continental Small Company and Pacific Rim Small Company Portfolios to the extent necessary to keep the direct annual expenses of each Portfolio to not more than 0.47% of average net assets of the Portfolio on an annualized basis; this arrangement does not extend to the fees and expenses of the Trust Series. For the fiscal year ended November 30, 1997, the Advisor was not required to waive any portion of its fee pursuant to such agreement.



(6) The Advisor provides asset allocation advice with respect to the Underlying Series to the International Small Company Portfolio without charge pursuant to a written agreement. The investment management fees applicable to each Underlying Series are equal to 0.10% of the average net assets of the Series on an annual basis. The International Small Company Portfolio, as a shareholder of each Underlying Series, benefits from the investment management services provided by the Advisor to each of the Underlying Series, and indirectly bears its proportionate share of the investment management fees paid by such Series. The Advisor has agreed to waive its administration fee and assume the direct expenses of the International Small Company Portfolio to the extent necessary to keep the administration fee and direct annual expenses of the Portfolio to not more than 0.45% of average net assets of the Portfolio on an annualized basis; this arrangement does not extend to the fees and expenses of the Underlying Series. For the fiscal year ended November 30, 1997, the Advisor was not required to waive any portion of its fee pursuant to such agreement.



    For purposes of waivers and/or expense assumptions, the annual expenses are those expenses incurred in any period consisting of twelve consecutive months. The Advisor retains the right in its sole discretion to modify or eliminate the waiver of a portion of its fees or assumption of expenses in the future.



    With respect to the Emerging Markets Small Cap Portfolio, U.S. 4-10 Value Portfolio and Emerging Markets Value Portfolio, the investment management fees which the corresponding Master Funds are obligated to pay, calculated as a percentage of the average net assets of the Master Funds on an annual basis, are: Emerging Markets Small Cap Series--.20%, U.S. 4-10 Value Series--.10% and Emerging Markets Fund--.10%.



    The Fund and the Master Funds bear all of their own costs and expenses, including: services of their independent accountants, legal counsel, brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of their shareholders and directors or trustees, the cost of filing their registration statements under the federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees, except as described above with respect to the U.S. Large Company Portfolio. Expenses allocable to a particular Portfolio or Series are so allocated. The expenses of the Fund which are not allocable to a particular Portfolio are to be borne by each Portfolio on the basis of its relative net assets. Similarly, the expenses of the Trust which are not allocable to a particular Series are to be borne by each Series on the basis of its relative net assets.



    The Advisor was organized in May 1981 and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $27 billion. David G. Booth and Rex A. Sinquefield, directors and officers of the Fund, the Emerging Markets Fund and the Advisor, trustees and officers of the Trust, and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. The Advisor owns 100% of the outstanding shares of Dimensional Fund Advisors Ltd. ("DFAL") (see "Investment Services--United Kingdom and Continental Small Company Series") and beneficially owns 100% of DFA Australia Limited ("DFA Australia") (see "Investment Services--Japanese and Pacific Rim Small Company Series").


INVESTMENT SERVICES--UNITED KINGDOM AND CONTINENTAL SMALL COMPANY SERIES

    Pursuant to Sub-Advisory Agreements with the Advisor, DFAL, 14 Berkeley Street, London, W1X 5AD, England, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for United Kingdom and Continental Small Company Series. DFAL's duties include the maintenance of a trading desk for the Series and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis the Advisor reviews the holdings of United Kingdom and Continental Small Company Series and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by these Series and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on United Kingdom and European small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the Series. The Advisor pays DFAL quarterly fees of 12,500 pounds sterling for services to each Series. DFAL is a member of the Investment Management Regulatory Organization Limited ("IMRO"), a self regulatory organization for investment managers operating under the laws of England.


INVESTMENT SERVICES--JAPANESE AND PACIFIC RIM SMALL COMPANY SERIES


    Pursuant to Sub-Advisory Agreements with the Advisor, DFA Australia, Suite 4403 Gateway, 1 MacQuarie Place, Sydney, New South Wales 2000, Australia, the successor to Dimensional Fund Advisors Asia Inc., has the authority and responsibility to select brokers and dealers to execute securities transactions for Japanese and Pacific Rim Small Company Series. DFA Australia's duties include the maintenance of a trading desk for each Series and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of Japanese and Pacific Rim Small Company Series and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by these Series and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on Japanese and Pacific Rim small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by each Series. The Advisor pays DFA Australia $13,000 per year for the sub-advisory services that DFA Australia provides to the Advisor with respect to the Japanese and Pacific Rim Small Company Series.


CONSULTING SERVICES--DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO, LARGE CAP INTERNATIONAL PORTFOLIO, DFA INTERNATIONAL VALUE SERIES, EMERGING MARKETS SERIES, EMERGING MARKETS SMALL CAP SERIES AND DIMENSIONAL EMERGING MARKETS FUND


    The Advisor has entered into a Consulting Services Agreement with DFAL and DFA Australia, respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to DFA International Small Cap Value Portfolio, Large Cap International Portfolio, DFA International Value Series, Emerging Markets Series, Emerging Markets Small Cap Series and Emerging Markets Fund.


ADMINISTRATIVE SERVICES--THE FEEDER PORTFOLIOS AND INTERNATIONAL SMALL COMPANY
  PORTFOLIO

    The Fund has entered into an administration agreement with the Advisor, on behalf of each Feeder Portfolio and International Small Company Portfolio. Pursuant to each administration agreement, the Advisor performs various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Portfolio in conducting meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Fund; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. For its administrative services, the Feeder Portfolios and International Small Company Portfolio are obligated to pay the Advisor a monthly fee equal to one-twelfth of the percentages listed below:

U.S. 6-10 Small Company...............................................        .32%
U.S. 9-10 Small Company...............................................        .40%
U.S. Large Company....................................................       .125%(a)
Enhanced U.S. Large Company...........................................        .15%(b)
U.S. 4-10 Value.......................................................        .40%
U.S. 6-10 Value.......................................................        .30%
U.S. Large Cap Value..................................................        .15%
RWB/DFA International High Book to Market.............................        .01%
Japanese Small Company................................................        .40%(c)
Pacific Rim Small Company.............................................        .40%(c)
United Kingdom Small Company..........................................        .40%(c)
Continental Small Company.............................................        .40%(c)
International Small Company...........................................        .40%(d)
Emerging Markets......................................................        .40%
Emerging Markets Small Cap............................................        .45%
Emerging Markets Value................................................        .40%
DFA One-Year Fixed Income.............................................        .10%
DFA Two-Year Global Fixed Income......................................        .10%

------------------------

 (a) Pursuant to the terms of the administration agreement between U.S. Large Company Portfolio and the Advisor, the Advisor has agreed to waive a portion of its administration fee and/or assume the expenses of the Portfolio to the extent (1) necessary to pay the ordinary operating expenses of the Portfolio (except the administration fee); and (2) that the direct expenses the Portfolio bears as a shareholder of the Series, on an annual basis, exceeds 0.025% of the Portfolio's average net assets. Beginning August 9, 1996, in addition to the waiver/assumption effective on December 1, 1995, the Advisor has agreed to assume expenses or waive the fee payable by the U.S. Large Company Portfolio under the administration agreement by an additional .09% of average assets on an annual basis. The above fees reflect that waiver.

 (b) Effective August 1, 1997, the Advisor has agreed to waive its administration fee to the extent necessary to reduce the direct and indirect cumulative annual expenses of the Enhanced U.S. Large Company Portfolio to not more than 0.45% of average net assets of the Portfolio on an annualized basis.

 (c) Effective August 9, 1996, the Advisor has agreed to waive its administration fee and assume the direct expenses of the Japanese Small Company, United Kingdom Small Company, Continental Small Company and Pacific Rim Small Company Portfolios to the extent necessary to keep the direct annual expenses of each Portfolio to not more than 0.47% of average net assets of the Portfolio on an annualized basis; this arrangement does not extend to the fees and expenses of the Trust Series.

 (d) The Advisor has agreed to waive its administration fee and assume the direct expenses of the International Small Company Portfolio to the extent necessary to keep the administration fee and direct annual expenses of the Portfolio to not more than 0.45% of average net assets of the Portfolio on an annualized basis.

ADMINISTRATIVE SERVICES--ALL PORTFOLIOS


    PFPC Inc. ("PFPC" or the "Transfer Agent") serves as the administrative and accounting services, dividend disbursing and transfer agent for all Fund Portfolios and Master Funds. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include administrative services such as day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services.


CLIENT SERVICE AGENT--RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO


    Pursuant to a Client Service Agent Agreement, Reinhardt Werba Bowen Advisory Services, San Jose, CA ("RWBAS") performs various services for the RWB/DFA International High Book to Market Portfolio, including: establishment of a toll-free telephone number for shareholders of the Portfolio to use to obtain or receive up-to-date account information; providing to shareholders quarterly reports with respect to the performance of the Portfolio; and providing shareholders with such information regarding the operation and affairs of the Portfolio, and their investment in its shares, as the shareholders or the Board of Directors may reasonably request. For its services, the Portfolio pays RWBAS a monthly fee which, on an annual basis, equals .13% of the average daily net assets of the Portfolio.


DIRECTORS AND OFFICERS


    The Board of Directors is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust and a Director and officer of the Emerging Markets Fund. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Feeder Portfolios and the Master Funds. Information as to the Directors and officers of the Fund and the Emerging Markets Fund and the Trustees and officers of the Trust is set forth in the statement of additional information under "Directors and Officers."


                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


    Each Portfolio of the Fund intends to qualify each year as a regulated investment company under the Code so that it will not be liable for U.S. federal income taxes to the extent that its net investment income and net realized capital gains are distributed. The policy of the Domestic and International Equity Portfolios, except U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio and U.S. Large Cap Value Portfolio, is to distribute substantially all of their net investment income together with any net realized capital gains in December of each year. Dividends from net investment income of U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio and U.S. Large Cap Value Portfolio are distributed quarterly and any net realized capital gains are distributed annually after November 30. Net investment income, which is accrued daily, will be distributed monthly (except for January) by DFA One-Year Fixed Income Portfolio, quarterly by DFA Intermediate Government Fixed Income, DFA Two-Year Global Fixed Income and DFA Global Fixed Income Portfolios, and semi-annually by DFA Five-Year Government Portfolio. Any net realized capital gains of Fixed Income Portfolios will be distributed annually after the end of the fiscal year. Each Portfolio of the Fund is treated as a separate corporation for U.S federal tax purposes.



    Shareholders of each of the Portfolios will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date), unless as to U.S. 9-10 Small Company Portfolio, U.S. 6-10 Small Company Portfolio, the Fixed Income Portfolios, DFA Real Estate Securities Portfolio, U.S. Large Company Portfolio, and the Value Portfolios upon written notice to PFPC, the shareholder selects one of the options listed below. While shareholders of the Enhanced U.S. Large Company Portfolio will automatically receive all capital gains distributions in additional shares of the Portfolio, upon written notice to PFPC, they may receive all income dividends in cash.


    Income Option--to receive income dividends in cash and capital gains distributions in additional shares at net asset value.

    Capital Gains Option--to receive capital gains distributions in cash and income dividends in additional shares at net asset value.

    Cash Option--to receive both income dividends and capital gains distributions in cash.

    U.S. 6-10 Small Company, Enhanced U.S. Large Company, DFA One-Year Fixed Income, DFA Two-Year Global Fixed Income, U.S. 9-10 Small Company, U.S. 4-10 Value, U.S. 6-10 Value, U.S. Large Cap Value, RWB/DFA International High Book to Market and Emerging Markets Value Portfolios (collectively, the "Corporate Feeder Portfolios") seek to achieve their investment objectives by investing all of their investable assets in a corresponding Master Fund (collectively, the "Corporate Master Funds"). The Corporate Master Funds intend to qualify each year as regulated investment companies under the Code.

    A Corporate Feeder Portfolio receives income in the form of income dividends paid by the corresponding Corporate Master Fund. This income, less the expenses incurred in operations, is a Corporate Feeder Portfolio's net investment income from which income dividends are distributed as described above. A Corporate Feeder Portfolio also may receive capital gains distributions from the corresponding Corporate Master Fund and may realize capital gains upon the redemption of the shares of the corresponding Corporate Master Fund. Any net realized capital gains of a Corporate Feeder Portfolio will be distributed as described above.

    The U.S. Large Company, Emerging Markets, Emerging Markets Small Cap, Japanese Small Company, Pacific Rim Small Company, United Kingdom Small Company, Continental Small Company and International Small Company Portfolios ("Partnership Feeder Portfolios"), seek to achieve their investment objectives by investing all of their investable assets in a corresponding Series of shares of the Trust or, in the case of International Small Company Portfolio, the Underlying Series (collectively, the "Partnership Series"). Each Partnership Series is classified as a partnership for U.S. federal income tax purposes. A Partnership Portfolio is allocated its proportionate share of the income and realized and unrealized gains and losses of its corresponding Partnership Series.

    If a Portfolio, except for the Corporate and Partnership Feeder Portfolios, purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), such Portfolio may be subject to U.S. federal income tax and a related interest charge on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. In the case of a Corporate Feeder Portfolio, if the corresponding Master Fund purchases shares in PFICs, such Master Fund may be subject to U.S. federal income tax and a related interest charge on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Master Fund to the Corporate Feeder Portfolio. In the case of a Partnership Feeder Portfolio, if the corresponding Partnership Series purchases shares in PFICs, the Partnership Feeder Portfolio may be subject to U.S. federal income tax and a related interest charge on a portion of any "excess distribution" or gain from the disposition of such shares.

    The Portfolios (or, in the case of a Corporate or Partnership Feeder Portfolio or International Small Company Portfolio, the corresponding Master Funds) may be subject to foreign withholding taxes on income from certain of their foreign securities. If more than 50% in value of the total assets of a Portfolio, or in the case of a Partnership Feeder Portfolio (but not a Corporate Feeder Portfolio) its corresponding Master Fund, are invested in securities of foreign corporations, such Portfolio may elect to pass-through to its shareholders their pro rata share of foreign income taxes paid by such Portfolio. If this election is made, shareholders will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. federal income tax, subject to certain limitations under the Code.


    The Enhanced U.S. Large Company Series' investment in index derivatives are subject to complex tax rules which may have the effect of accelerating income or converting, in part, what otherwise would have been long-term capital gain into short-term capital gain. These rules may affect the amount, character and timing of income distributed to shareholders of the Enhanced U.S. Large Company Portfolio.


    Since virtually all the net investment income from the Fixed Income Portfolios is expected to arise from earned interest, it is not expected that any of those Portfolios' distributions will be eligible for the dividends received deduction for corporations. Similarly, it is anticipated that either none or only a small portion of the distributions made by the International Equity Portfolios will qualify for the corporate dividends received deduction because of such Portfolios' investment in foreign equity securities. In the case of the other Portfolios, dividends from net investment income will generally qualify in part for the corporate dividends received deduction, but the portion of dividends so qualified depends on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

    Whether paid in cash or additional shares and regardless of the length of time a Portfolio's shares have been owned by shareholders who are subject to U.S. federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. For those investors subject to tax, if purchases of shares of a Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the U.S. federal tax status of dividends and distributions paid by the Portfolio whose shares they own.

    Dividends which are declared in October, November or December to shareholders of record in such a month, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for U.S. federal income tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

    The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two Portfolios of the Fund. Any loss incurred on sale or exchange of a Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes.

    A Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

    The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Portfolio.

                               PURCHASE OF SHARES

    Investors may purchase shares of any Portfolio by first contacting the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment. All investments are subject to approval of the Advisor, and all investors must complete and submit the necessary account registration forms. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares of any Portfolio.

    Only clients of RWBAS are eligible to purchase shares of the RWB/DFA International High Book to Market Portfolio, and any such person should first contact RWBAS at (800) 366-7266, ext. 124, to notify RWBAS of the proposed investment.


    Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by first calling the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment, then requesting the bank to transmit immediately available funds (Federal Funds) by wire to the appropriate custodian, for the Account of DFA Investment Dimensions Group Inc. (specify Portfolio). Additional investments also may be made through the wire procedure by first notifying the Advisor. Investors who wish to purchase shares of any Portfolio by check should send their check to DFA Investment Dimensions Group Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809. Beginning February 17, 1998, Citibank, N.A. ("Citibank"), 111 Wall Street, New York, New York 10005, will succeed Boston Safe Deposit and Trust Company ("Boston Safe") as the global custodian for the following Portfolios and Series: DFA International Small Cap Value Portfolio, Large Cap International Portfolio, DFA Global Fixed Income Portfolio, DFA International Value Series, the Japanese Small Company Series, the Pacific Rim Small Company Series, the United Kingdom Small Company Series, the Continental Small Company Series, DFA Two-Year Global Fixed Income Series, and Enhanced U.S. Large Company Series (co-custodian with PNC Bank, N.A.). To ensure an orderly transition, the conversion to Citibank will be accomplished Portfolio by Portfolio (or, in the case of the Master Funds, Series by Series) and it is expected that the conversion will take approximately two and a half months. During the conversion process, Boston Safe will continue to serve as global custodian for the Portfolios and Series until their respective conversion dates. The Chase Manhattan Bank will continue to serve as the custodian for the Emerging Markets Series, Emerging Markets Small Cap Series and Dimensional Emerging Markets Fund Inc., and PNC Bank, N.A. will serve as the custodian for all of the Feeder Portfolios and the other Series of the Trust.


    Shares may also be purchased and sold by individuals through securities firms which may charge a service fee or commission for such transactions. No such fee or commission is charged on shares which are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

IN KIND PURCHASES

    If accepted by the Fund, shares of the Portfolios may be purchased in exchange for securities which are eligible for acquisition by the Portfolios (or their corresponding Master Funds) or otherwise represented in their portfolios as described in this prospectus or in exchange for local currencies in which such securities of the International Equity Portfolios, the International Value Series, Enhanced U.S. Large Company Series, DFA Two-Year Global Fixed Income Series and DFA Global Fixed Income Portfolio are denominated. Purchases in exchange for securities will not be subject to a reimbursement fee. Securities and local currencies to be exchanged which are accepted by the Fund and Fund shares to be issued therefore will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the International Equity Portfolios, DFA Two-Year Global Fixed Income Portfolio or DFA Global Fixed Income Portfolio with local currencies should first contact the Advisor for wire instructions.

    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio whose shares are to be issued (or in its corresponding Master Fund) and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio or Master Fund may not exceed 5% of the net assets of the Portfolio or Master Fund immediately after the transaction, however, this last limitation does not apply to DFA Global Fixed Income Portfolio or the International Small Company Portfolio. The Fund will accept such securities for investment and not for resale.


    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor. Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

                              VALUATION OF SHARES

    The net asset value per share of each Portfolio and corresponding Master Fund is calculated as of the close of the NYSE by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio or Master Fund. The value of the shares of each Portfolio will fluctuate in relation to its own investment experience. The value of the shares of the Feeder Portfolios and International Small Company Portfolio will fluctuate in relation to the investment experience of the Master Funds or Underlying Series in which such Portfolios invest. Securities held by the Portfolios and Master Funds which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day or, if there is no such reported sale, the 9-10 Series, the 6-10 Series, the U.S. Large Company Series, DFA Real Estate Securities Portfolio, the Value Series, Emerging Markets Series, Emerging Markets Small Cap Series and Emerging Markets Fund value such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities issued by open-end investment companies, such as the Master Funds, are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Directors. The net asset values per share of the International Equity Portfolios (in respect of those Portfolios that are Feeder Portfolios and International Small Company Portfolio, the Master Funds or Underlying Series), the International Value Series, Two-Year Global Fixed Income Series and DFA Global Fixed Income Portfolio are expressed in U.S. dollars by translating the net assets of each Portfolio, Master Fund or Underlying Series using the bid price for the dollar as quoted by generally recognized reliable sources.


    Provided that the Transfer Agent has received the investor's Account Registration Form in good order and the custodian has received the investor's payment, shares of the Portfolio selected will be priced at the public offering price calculated next after receipt of the investor's funds by the custodian. The Transfer Agent or the Fund may from time to time appoint a sub-transfer agent for the receipt of purchase orders and funds from certain investors. With respect to such investors, the shares of the Portfolio selected will be priced at the public offering price calculated after receipt of the purchase order by the sub-transfer agent. The only difference between a normal purchase and a purchase through a sub-transfer agent is that if the investor buys shares through a sub-transfer agent, the purchase price will be the public offering price next calculated after the sub-transfer agent receives the order, rather than on the day the custodian receives the investor's payment (provided that the Transfer Agent has received the investor's purchase order in good order). "Good order" with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the Advisor has been received in legible form and (2) the Advisor has been notified of the purchase by telephone and, if the Advisor so requests, also in writing, no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST) on the day of the purchase. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.



    The value of the shares of the Fixed Income Portfolios, the One-Year Fixed Income Series and Two-Year Global Fixed Income Series will tend to fluctuate with interest rates because, unlike money market funds, these Portfolios and the Series do not seek to stabilize the value of their respective shares by use of the "amortized cost" method of asset valuation. Net asset value includes interest on fixed income securities which is accrued daily. Securities which are traded OTC and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the OTC market. Securities held by the Fixed Income Portfolios, the One-Year Fixed Income Series and Two-Year Global Fixed Income Series may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the current market value of such securities. Other assets and securities for which quotations are not readily available will be valued in good faith at fair value using methods determined by the Board of Directors.


    Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by those Portfolios and Master Funds that invest in such securities are determined as of such times for the purpose of computing the net asset values of the Portfolios and Master Funds. If events which materially affect the value of the investments of a Portfolio or Master Fund occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above.

    Certain of the securities holdings of the Emerging Markets Series, Emerging Markets Small Cap Series and the Emerging Markets Fund in Approved Markets may be subject to tax, investment and currency repatriation regulations of the Approved Markets that could have a material effect on the valuation of the securities. For example, such Master Funds might be subject to different levels of taxation on current income and realized gains depending upon the holding period of the securities. In general, a longer holding period (e.g., 5 years) may result in the imposition of lower tax rates than a shorter holding period (e.g., 1 year). The Master Funds may also be subject to certain contractual arrangements with investment authorities in an Approved Market which require a Master Fund to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains. As a result, the valuation of particular securities at any one time may depend materially upon the assumptions that a Master Fund makes at that time concerning the anticipated holding period for the securities. Absent special circumstances as determined by the Board of Directors or Trustees of the Master Funds, it is presently intended that the valuation of such securities will be based upon the assumption that they will be held for at least the amount of time necessary to avoid higher tax rates or penalties and currency repatriation restrictions. However, the use of such valuation standards will not prevent the Master Funds from selling such securities in a shorter period of time if the Advisor considers the earlier sale to be a more prudent course of action. Revision in valuation of those securities will be made at the time of the transaction to reflect the actual sales proceeds inuring to the Master Funds.

    Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by a Portfolio or Master Fund are determined each day as of such close.

PUBLIC OFFERING PRICE


    It is management's belief that payment of a reimbursement fee by each investor, which is used to defray significant costs associated with investing proceeds of the sale of their shares to such investors, will eliminate a dilutive effect such costs would otherwise have on the net asset value of shares held by previous investors. Therefore, the shares of certain Portfolios are sold at an offering price which is equal to the current net asset value of such shares plus a reimbursement fee. The amount of the reimbursement fee represents management's estimate of the costs reasonably anticipated to be associated with the purchase of securities by those Portfolios and Master Funds and is paid to the Portfolios and Master Funds and used by them to defray such costs. Such costs include brokerage commissions on listed securities, imputed commissions on OTC securities and a .5% Stamp Duty imposed on the purchase of stocks on the ISE. Reinvestments of dividends and capital gains distributions paid by the Portfolios and in-kind investments are not subject to a reimbursement fee. (See "In-Kind Purchases" and "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.") The table in "SHAREHOLDER TRANSACTION EXPENSES" in this prospectus identifies the Portfolios whose shares are sold at an offering price which is equal to the current net asset value of such shares plus a reimbursement fee. The reimbursement fee is expressed as a percentage of the net asset value of the shares of the respective Portfolios.



    For each Portfolio that charges a reimbursement fee, except the DFA International Small Cap Value and the International Small Company Portfolios, the Master Fund in which the Portfolio invests also charges a reimbursement fee equal to that charged by the respective Portfolio.



    In the case of the International Small Company Portfolio, the reimbursement fee is equal to a blended rate of the reimbursement fees of the Underlying Series. The blended rate is determined on a quarterly basis and is based upon the target allocation in effect at the end of each quarter. The blended rate will be calculated by multiplying the rate of reimbursement fee of each Underlying Series by a fraction equal to the portion of the assets of the Portfolio which, at such time, is being allocated to each Underlying Series and adding the results thereof. If there is a change to the reimbursement fee of an Underlying Series during a quarter, the blended rate will be re-calculated to reflect such change in the Underlying Series' reimbursement fee.



    The public offering price of shares of the Domestic Equity Portfolios, United Kingdom Small Company Portfolio, Large Cap International Portfolio, RWB/DFA International High Book to Market Portfolio and the Fixed Income Portfolios is the net asset value thereof next determined after the receipt of the investor's funds by the custodian, provided that an Account Registration Form in good order has been received by the Transfer Agent; no sales charge or reimbursement fee is imposed.


                                  DISTRIBUTION

    The Fund acts as distributor of each series of its own shares of stock. It has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

                               EXCHANGE OF SHARES

    Investors may exchange shares of one Portfolio for those of another Portfolio by first contacting the Advisor at (310) 395-8005 to notify the Advisor of the proposed exchange and then completing an Exchange Form and mailing it to:

                       DFA Investment Dimensions Group Inc.
                       Attn: Client Operations
                       1299 Ocean Avenue, 11th Floor
                       Santa Monica, CA 90401

    The minimum amount for an exchange is $100,000. Exchanges are accepted into or from any of the Portfolios of the Fund offered in this prospectus. Such exchange is subject to any applicable reimbursement fee charged by a Portfolio in connection with the sale of its shares.


    Investors in any Portfolio eligible for the exchange privilege also may exchange all or part of their Portfolio shares into a portfolio of Dimensional Investment Group Inc., an open-end, management investment company, subject to the minimum purchase requirement set forth in that fund's prospectus. Investors may contact the Advisor at the above-listed phone number for more information on such exchanges and to request a copy of the prospectus of Dimensional Investment Group Inc.

    The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolios or otherwise adversely affect the Fund, any proposed exchange will be subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the Portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of a Portfolio.

    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Advisor has received an Exchange Form in good order. Exchanges with respect to International Small Company Portfolio and any of the Feeder Portfolios which invest in the Underlying Series are not subject to a reimbursement fee. "Good order" means a completed Exchange Form specifying the dollar amount to be exchanged, signed by all registered owners of the shares; and if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by an "eligible guarantor institution." Such institutions generally include national or state banks, savings associations, savings and loan associations, trust companies, savings banks, credit unions and members of a recognized stock exchange. Exchanges will be accepted only if the registrations of the two accounts are identical, stock certificates have not been issued and the shares of the Portfolio being acquired are registered in the investor's state of residence.

    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, waive the minimum amount requirement, limit the amount of or reject any exchange, as deemed necessary, at any time.

                              REDEMPTION OF SHARES

    Investors who desire to redeem shares of a Portfolio must first contact the Advisor at the telephone number shown under "PURCHASE OF SHARES." Each Portfolio will redeem shares at the net asset value of such shares next determined, either: (1) where stock certificates have not been issued, after receipt of a written request for redemption in good order, by the Fund's Transfer Agent or
(2) if stock certificates have been issued, after receipt of the stock certificates in good order at the office of the Transfer Agent. "Good order" means that the request to redeem shares must include all necessary documentation, to be received in writing by the Advisor no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST), including: the stock certificate(s), if issued; a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or authorized representatives thereof) of the shares; and, if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by an eligible guarantor institution; and any other required supporting legal documents. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted.


    Shareholders redeeming shares for which certificates have not been issued, who have authorized redemption payment by wire on an authorization form filed with the Fund, may request that redemption proceeds be paid in federal funds wired to the bank they have designated on the authorization form. The Fund reserves the right to send redemption proceeds by check in its discretion; a shareholder may request overnight delivery of such check at the shareholder's own expense. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder's bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No charge is made by the Fund for redemptions. The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. (See "PURCHASE OF SHARES.") As of the date of this prospectus, in the interests of economy and convenience, certificates for shares will no longer be issued.


    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

    With respect to each Portfolio, the Fund reserves the right to redeem a shareholder's account if the value of the shares in a specific Portfolio is $500 or less, whether because of redemptions, a decline in the Portfolio's net asset value per share or any other reason. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Fund in order to bring the value of the shares in the account for a specific Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.


    When in the best interests of a Feeder Portfolio, the Feeder Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Feeder Portfolio receives from the Master Fund in lieu of cash in accordance with Rule 18f-1 under the 1940 Act. A Portfolio that is not a Feeder Portfolio may also make a redemption payment, in whole or in part, by a distribution of Portfolio securities in lieu of cash in accordance with Rule 18f-1 under the 1940 Act, when in the best interests of the Portfolio. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The International Equity, DFA Two-Year Global Fixed Income and DFA Global Fixed Income Portfolios reserve the right to redeem their shares in the currencies in which their investments (and, in respect of the Feeder Portfolios and International Small Company Portfolio, the currencies in which the corresponding Master Funds' or Underlying Series' investments, respectively) are denominated. Investors may incur charges in converting such securities to dollars and the value of the securities may be affected by currency exchange fluctuations.


                              GENERAL INFORMATION

    The Fund was incorporated under Maryland law on June 15, 1981. Until June 1983, the Fund was named DFA Small Company Fund Inc. The shares of each Portfolio, when issued and paid for in accordance with the Fund's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

    With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's bylaws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited at least once each year.


    The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its Series only to institutional investors in private offerings. Dimensional Emerging Markets Fund was incorporated under Maryland law on January 9, 1991, and offers its shares only to institutional investors in private offerings. On November 21, 1997, the shareholders of Dimensional Emerging Markets Fund approved the Fund's conversion from a closed-end management investment company to an open-end management investment company. The Fund may withdraw the investment of a Feeder Portfolio in a Master Fund at any time, if the Board of Directors of the Fund determines that it is in the best interests of the Portfolio to do so. Upon any such withdrawal, the Board of Directors of the Fund would consider what action might be taken, including the investment of all of the assets of the Portfolio in another pooled investment entity having the same investment objective as the Portfolio or the hiring of an investment advisor to manage the Portfolio's assets in accordance with the investment policies described above.

    Whenever a Feeder Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Feeder Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Feeder Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Feeder Portfolio's shareholders. The Directors of the Fund will vote shares of the Feeder Portfolio for which they receive no voting instructions in accordance with their best judgment. If a majority shareholder of a Partnership Series of the Trust redeems its entire interest in the Series, a majority in interest of the remaining shareholders in the Series must vote to approve the continuing existence of the Series or the Series will be liquidated.


    The Portfolios and the Master Funds may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return, which include deductions of any applicable reimbursement fees, are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated to provide comparability to other investment companies. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods, excluding deduction of reimbursement fees charged to investors and paid to the Portfolios which would otherwise reduce returns quotations. In all cases, disclosures are made when performance quotations differ from the SEC Guideline. Performance data is based on historical earnings and is not intended to indicate future performances. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders for the fiscal year ended November 30, 1997 contains additional performance information. A copy of the annual report is available upon request and without charge.

    With respect to the International Equity Portfolios and DFA Global Fixed Income Portfolio, rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio as well as the performance of the local currency or currencies of the Portfolio. Inasmuch as DFA Global Fixed Income Portfolio intends to continually hedge against the risk of variations in currency exchange rates, the Advisor believes that the variation of the Portfolio's investment performance in relation to fluctuations in currency exchange rates will be minimized.


    As of February 27, 1998, the following persons owned more than 25% of the voting securities of the following Portfolios:



U.S. LARGE COMPANY PORTFOLIO
  Charles Schwab & Company, Inc.--REIN*                                  66.89%
  101 Montgomery Street, San Francisco, CA 94104
U.S. LARGE CAP VALUE PORTFOLIO
  Charles Schwab & Company, Inc.--REIN*             (see above address)  51.22%
DFA REAL ESTATE SECURITIES PORTFOLIO
  Charles Schwab & Company, Inc.--REIN*             (see above address)  63.64%
JAPANESE SMALL COMPANY PORTFOLIO
  BellSouth Corporation Master Pension Trust                             53.27%
  1155 Peachtree Street, N.E., Atlanta, GA 30367
PACIFIC RIM SMALL COMPANY PORTFOLIO
  BellSouth Corporation Master Pension Trust        (see above address)  63.19%
UNITED KINGDOM SMALL COMPANY PORTFOLIO
  BellSouth Corporation Master Pension Trust        (see above address)  50.75%
  Charles Schwab & Company, Inc.--REIN*             (see above address)  29.00%
DFA ONE-YEAR FIXED INCOME PORTFOLIO
  Charles Schwab & Company, Inc.--REIN*             (see above address)  30.20%
EMERGING MARKETS PORTFOLIO
  Charles Schwab & Company, Inc.--REIN*             (see above address)  66.93%
CONTINENTAL SMALL COMPANY PORTFOLIO
  BellSouth Corporation Master Pension Trust        (see above address)  55.05%
  Charles Schwab & Company, Inc.--REIN*             (see above address)  29.33%
LARGE CAP INTERNATIONAL PORTFOLIO
  Charles Schwab & Company, Inc.--REIN*             (see above address)  77.29%
RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO
  Charles Schwab & Company, Inc.--REIN*             (see above address)  88.82%
DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
  Charles Schwab & Company, Inc.--REIN*             (see above address)  62.26%


------------------------

* Owner of record only.

DFA FIVE-YEAR GOVERNMENT PORTFOLIO
  Charles Schwab & Company, Inc.--REIN*             (see above address)  58.41%
DFA GLOBAL FIXED INCOME PORTFOLIO
  Charles Schwab & Company, Inc.--REIN*             (see above address)  48.91%
DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
  Charles Schwab & Company, Inc.--CAP*              (see above address)  81.76%
DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
  Charles Schwab & Company, Inc.--REIN*             (see above address)  44.58%
  Charles Schwab & Company, Inc.--CAP*              (see above address)  44.47%
ENHANCED U.S. LARGE COMPANY PORTFOLIO
  Charles Schwab & Company, Inc.--CAP*              (see above address)  32.63%
  Charles Schwab & Company, Inc.--REIN*             (see above address)  30.65%
  Misericordea Home Endowment                                            25.65%
  6300 N. Drive Avenue
  Chicago, IL 60660
INTERNATIONAL SMALL COMPANY PORTFOLIO
  Charles Schwab & Company, Inc--REIN               (see above address)  58.03%
  San Diego County Employees Retirement                                  25.68%
    Association
  1495 Pacific Highway
  San Diego, CA 92101
U.S. 6-10 VALUE PORTFOLIO
  Charles Schwab & Company, Inc.--REIN*             (see above address)  27.56%
U.S. 9-10 SMALL COMPANY PORTFOLIO
  Charles Schwab & Company, Inc.--REIN*             (see above address)  27.31%
U.S. 6-10 SMALL COMPANY PORTFOLIO
  McKinsey & Company Master Retirement Trust                             25.53%
  55 E. 52nd Street
  New York, NY 10055
EMERGING MARKETS SMALL CAP PORTFOLIO
  Dimensional Fund Advisors Inc.                                         100.00%
  1299 Ocean Avenue 11th Floor
  Santa Monica, CA 90401
EMERGING MARKETS VALUE PORTFOLIO
  Dimensional Fund Advisors Inc.                    (see above address)  100.00%
U.S. 4-10 VALUE PORTFOLIO
  Dimensional Fund Advisors Inc.                    (see above address)  100.00%


    Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this prospectus. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

------------------------

* Owner of record only.

DFA INVESTMENT DIMENSIONS GROUP INC.
1299 Ocean Avenue
11th Floor
Santa Monica, CA 90401
Tel. No. (310) 395-8005

INVESTMENT ADVISOR

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
Tel. No. (310) 395-8005

SUB-ADVISORS

DIMENSIONAL FUND ADVISORS LTD.
14 Berkeley Street
London W1X 5AD
England
Tel. No. (071) 495-2343


DFA AUSTRALIA LIMITED
Suite 4403 Gateway
1 MacQuarie Place
Sydney, New South Wales 2000
Australia


CUSTODIANS--INTERNATIONAL


CITIBANK, N.A.
111 Wall Street
New York, NY 10005


THE CHASE MANHATTAN BANK
4 Chase Metrotech Center
Brooklyn, NY 11245

CUSTODIAN--DOMESTIC

PNC BANK, N.A.
200 Stevens Drive, Airport Business Center
Lester, PA 19113


ACCOUNTING SERVICES, DIVIDEND DISBURSING AND TRANSFER AGENT


PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

LEGAL COUNSEL

STRADLEY, RONON, STEVENS & YOUNG, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

INDEPENDENT ACCOUNTANTS

COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

                      DFA INVESTMENT DIMENSIONS GROUP INC.

         1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                           TELEPHONE: (310) 395-8005

                      STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 20, 1998



    DFA Investment Dimensions Group Inc. (the "Fund") offers thirty series of shares. This statement of additional information relates to twenty-four of those series (individually, a "Portfolio" and collectively, the "Portfolios"):


                           DOMESTIC EQUITY PORTFOLIOS


U.S. 9-10 SMALL COMPANY PORTFOLIO                    U.S. 4-10 VALUE PORTFOLIO
U.S. 6-10 SMALL COMPANY PORTFOLIO                    U.S. 6-10 VALUE PORTFOLIO
U.S. LARGE CAP VALUE PORTFOLIO                       U.S. LARGE COMPANY PORTFOLIO
ENHANCED U.S. LARGE COMPANY PORTFOLIO                DFA REAL ESTATE SECURITIES PORTFOLIO


                        INTERNATIONAL EQUITY PORTFOLIOS


JAPANESE SMALL COMPANY PORTFOLIO                     EMERGING MARKETS SMALL CAP PORTFOLIO
PACIFIC RIM SMALL COMPANY PORTFOLIO                  CONTINENTAL SMALL COMPANY PORTFOLIO
UNITED KINGDOM SMALL COMPANY PORTFOLIO               LARGE CAP INTERNATIONAL PORTFOLIO
EMERGING MARKETS PORTFOLIO                           DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET            INTERNATIONAL SMALL COMPANY PORTFOLIO
  PORTFOLIO                                          EMERGING MARKETS VALUE PORTFOLIO


                            FIXED INCOME PORTFOLIOS


DFA ONE-YEAR FIXED INCOME PORTFOLIO                  DFA FIVE-YEAR GOVERNMENT PORTFOLIO
DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO           DFA INTERMEDIATE GOVERNMENT FIXED INCOME
DFA GLOBAL FIXED INCOME PORTFOLIO                    PORTFOLIO


    This statement of additional information is not a prospectus but should be read in conjunction with the Portfolios' prospectus dated March 20, 1998, as amended from time to time, which can be obtained from the Fund by writing to the Fund at the above address or by calling the above telephone number.

                               TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                -----
PORTFOLIO CHARACTERISTICS AND POLICIES.....................................................................           1
BROKERAGE COMMISSIONS......................................................................................           2
INVESTMENT LIMITATIONS.....................................................................................           4
OPTIONS ON STOCK INDICES...................................................................................           7
FUTURES CONTRACTS..........................................................................................           9
FEDERAL TAX TREATMENT OF OPTIONS, FUTURES CONTRACTS AND SIMILAR POSITIONS..................................          10
DIRECTORS AND OFFICERS.....................................................................................          11
ADMINISTRATIVE SERVICES....................................................................................          13
OTHER INFORMATION..........................................................................................          15
PRINCIPAL HOLDERS OF SECURITIES............................................................................          16
PURCHASE OF SHARES.........................................................................................          20
REDEMPTION AND TRANSFER OF SHARES..........................................................................          20
CALCULATION OF PERFORMANCE DATA............................................................................          20
FINANCIAL STATEMENTS.......................................................................................          22

                     PORTFOLIO CHARACTERISTICS AND POLICIES

    The following information supplements the information set forth in the prospectus under the captions "PORTFOLIO CHARACTERISTICS AND POLICIES--SMALL COMPANY PORTFOLIOS," "INTERNATIONAL SMALL COMPANY PORTFOLIO--Investment Objectives and Policies," "U.S. LARGE COMPANY PORTFOLIO--Investment Objective and Policies," "ENHANCED U.S. LARGE COMPANY PORTFOLIO--Investment Objective and Policies," "LARGE CAP INTERNATIONAL PORTFOLIO--Investment Objective and Policies," "INVESTMENT OBJECTIVES AND POLICIES-- FIXED INCOME PORTFOLIOS," "DFA REAL ESTATE SECURITIES PORTFOLIO," "VALUE PORTFOLIOS--Portfolio Characteristics and Policies," "RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO--Investment Objective and Policies," "EMERGING MARKETS PORTFOLIO, EMERGING MARKETS SMALL CAP PORTFOLIO AND EMERGING MARKETS VALUE PORTFOLIO--Investment Objectives and Policies" and "DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO--Investment Objective and Policies." The following information applies to all of the Portfolios, except the Feeder Portfolios, and also to the Trust Series.


    Because the structure of the Domestic and International Equity Portfolios is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Fund and the issuer would be deemed "affiliated persons" under the Investment Company Act of 1940 (the "1940 Act") and certain requirements of the 1940 Act regulating dealings between affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Portfolios and the anticipated amount of a Portfolio's assets intended to be invested in such securities, management does not anticipate that a Portfolio will include as much as 5% of the voting securities of any issuer.


    Each of the International Equity Portfolios may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, a Portfolio may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by a Portfolio upon conversion of a convertible debenture will generally be held for so long as the Advisor anticipates such stock will provide the Portfolio with opportunities which are consistent with the Portfolio's investment objective and policies.


    The portfolio turnover rate for the U.S. 4-10 Value Series is anticipated to be approximately 35%. Because the relative market capitalizations of small companies compared with larger companies generally do not change substantially over short periods of time, the portfolio turnover rates of the Small Company Portfolios ordinarily are anticipated to be low. The turnover rate for the International Small Company Portfolio is not expected to exceed 25% per year. Generally, securities will be purchased with the expectation that they will be held for longer than one year. Generally, securities will be held until such time as, in the Advisor's judgment, they are no longer considered an appropriate holding in light of the policy of maintaining portfolios of companies with small market capitalization. Because the DFA Real Estate Securities Portfolio generally will hold securities for the long term, its turnover rate ordinarily is anticipated to be low. Generally, securities will be purchased with the expectation that they will be held for longer than one year. The portfolio turnover rate of the Emerging Markets Small Cap Series ordinarily is anticipated to be low and is not expected to exceed 20% per year. The portfolio turnover rate of the Emerging Markets Fund is anticipated to be approximately 20%-90%, which reflects the purchase of value stocks and the sale of non-value stocks.


                             BROKERAGE COMMISSIONS

    The following table depicts brokerage commissions paid by the Fund Portfolios. For the Feeder Portfolios, the amounts include commissions paid by the corresponding Master Funds.


                             BROKERAGE COMMISSIONS
              FISCAL YEARS ENDED NOVEMBER 30, 1997, 1996 AND 1995



                                             1997        1996        1995
                                          ----------  ----------  ----------
U.S. 9-10 Small Company Portfolio.......  $1,641,020  $1,704,251  $1,120,450
U.S. 6-10 Small Company Series..........     855,652     473,887     361,784
U.S. Large Company Series...............      40,689      72,262      15,289
Japanese Small Company Series...........     602,098     466,795     768,765
United Kingdom Small Company Series.....      68,028      86,854     236,754
Continental Small Company Series........     145,195     214,631     244,705
Large Cap International Portfolio.......       9,322      42,633      61,048
U.S. 6-10 Value Series..................   4,591,853   2,754,009   1,027,015
U.S. Large Cap Value Series.............     929,005     934,452     410,503
DFA Real Estate Securities Portfolio....      53,646      39,007      26,084
Pacific Rim Small Company Series........     485,846     181,812     142,227
RWB/DFA International High Book to
  Market Portfolio......................   1,133,787   1,251,242     542,306
Emerging Markets Series.................     559,853     437,088     166,601
DFA International Small Cap Value
  Portfolio.............................     921,326   1,472,685     745,562
Enhanced U.S. Large Company Series......      10,284       1,650          --
Emerging Markets Value Portfolio........      79,005      14,699      85,081
                                          ----------  ----------  ----------
  TOTAL.................................  12,126,609  $10,147,957 $5,869,093
                                          ----------  ----------  ----------
                                          ----------  ----------  ----------


    The substantial increases or decreases in the amount of brokerage commissions paid by certain Portfolios from year to year indicated in the foregoing table resulted from increases or decreases in the amount of securities that were bought and sold by those Portfolios.

    Please note that while the following discussion relates to the policies of certain Portfolios with respect to brokerage commissions, it should be understood that, with respect to a Feeder Portfolio and International Small Company Portfolio, the discussion applies to the Master Fund in which the Feeder Portfolio invests all of its assets and the Underlying Series, respectively.

    The Fixed Income Portfolios acquire and sell securities on a net basis with dealers which are major market markers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making and credit analysis ability. When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Fixed Income Portfolios effect transactions.

    Portfolio transactions will be placed with a view to receiving the best price and execution. The Portfolios will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect transactions for the Portfolios to determine the effect that their trading has on the market prices of the securities in which they invest. The Advisor also checks the rate of commission being paid by the Portfolios to their brokers to ascertain that they are competitive with those charged by other brokers for similar services. Dimensional Fund Advisors Ltd. performs these services for the United Kingdom and Continental Small Company Series and DFA Australia Limited performs these services for the Japanese and Pacific Rim Small Company Series. Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.

    The OTC companies eligible for purchase by the U.S. 9-10 Small Company Portfolio, the U.S. 6-10 Small Company Portfolio, the U.S. 6-10 Value Portfolio, the U.S. 4-10 Value Portfolio and the DFA Real Estate Securities Portfolio are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect OTC trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, Instinet and with brokers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor to sometimes trade larger blocks than would be possible by going through a single market maker.

    Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade, the U.S. 9-10 Small Company Portfolio, the U.S. 6-10 Small Company Portfolio, the Value Portfolios and the DFA Real Estate Securities Portfolio, by trading through Instinet, would pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Portfolios can effect transactions at the best available prices.


    During the fiscal year 1997, the Portfolios or, in the case of a Feeder Portfolio, its corresponding Master Fund, paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Portfolios or Master Funds as follows:



                                            VALUE OF
                                           SECURITIES    BROKERAGE
                                          TRANSACTIONS  COMMISSIONS
                                          ------------  -----------
U.S. 9-10 Small Company.................  $207,113,667  $  742,872
U.S. 6-10 Small Company.................   153,272,761     486,637
U.S. 6-10 Value.........................   453,009,643   1,899,654
U.S. Large Cap Value....................    78,961,638     122,527
DFA Real Estate Securities..............    16,165,969      25,440
RWB/DFA International High Book to
  Market................................     4,623,558      13,922
DFA International Small Cap Value.......    15,496,595      84,031
Japanese Small Company..................    40,864,513     253,707
Pacific Rim Small Company...............     8,885,178      35,584
Emerging Markets Value..................      -0-          -0-
                                          ------------  -----------
  TOTAL.................................  $978,393,522  $3,664,374
                                          ------------  -----------
                                          ------------  -----------


The investment advisory agreements permit the Advisor knowingly to pay commissions on these transactions which are greater than another broker might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Fund. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Fund.

    Brokerage commissions for transactions in securities listed on the Tokyo Stock Exchange ("TSE") and other Japanese securities exchanges are fixed. Under the current regulations of the TSE and the Japanese Ministry of Finance, member and non-member firms of Japanese exchanges are required to charge full commissions to all customers other than banks and certain financial institutions, but members and licensed non-member firms may confirm transactions to banks and financial institution affiliates located outside Japan with institutional discounts on brokerage commissions. The Japanese Small Company Series has been able to avail itself of institutional discounts. The Series' ability to effect transactions at a discount from fixed commission rates depends on a number of factors, including the size of the transaction, the relation between the cost to the member or the licensed non-member firm of effecting such transaction and the commission receivable, and the law, regulation and practice discussed above. There can be no assurance that the Series will continue to be able to realize the benefit of discounts from fixed commissions.

    A Feeder Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the corresponding Master Fund.

                             INVESTMENT LIMITATIONS

    Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

    The Portfolios will not:

 (1) invest in commodities or real estate, including limited partnership interests therein, except the DFA Real Estate Securities Portfolio, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and all Portfolios except the U.S. 9-10 and 6-10 Small Company Portfolios, the DFA One-Year Fixed Income Portfolio and the DFA Five-Year Government Portfolio may purchase or sell financial futures contracts and options thereon; and the Enhanced U.S. Large Company Portfolio may purchase, sell and enter into indices-related futures contracts, options on such futures contracts, securities-related swap agreements and other derivative instruments;

 (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors; and, with respect to the Emerging Markets Value Portfolio, except through the acquisition of publicly-traded debt securities and short-term money instruments;

 (3) as to 75% of the total assets of a Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer; provided that this limitation applies to 100% of the total assets of the U.S. 9-10 Small Company Portfolio and the DFA Global Fixed Income Portfolio is not subject to this limitation;

 (4) purchase or retain securities of an issuer if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities; provided that the U.S. 4-10 Value Portfolio and Emerging Markets Value Portfolio are not subject to this limitation;

 (5) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 5% of a Portfolio's gross assets valued at the lower of market or cost;

    provided that each Portfolio, other than the U.S. 9-10 Small Company, Japanese Small Company, DFA One-Year Fixed Income, DFA Intermediate Government Fixed Income, DFA Five-Year Government and Emerging Markets Value Portfolios, may borrow amounts not exceeding 33% of their net assets from banks and pledge not more than 33% of such assets to secure such loans; and with respect to the Emerging Markets Value Portfolio, borrow, except in connection with a foreign currency transaction, the settlement of a portfolio trade, as a temporary measure for extraordinary or emergency purposes, including to meet redemption requests, and, in no event in excess of 33% of the Fund's net assets valued at market;

 (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in
    (5) above; provided that the U.S. 4-10 Value Portfolio and Emerging Markets Value Portfolio are not subject to this limitation;

 (7) invest more than 10% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments; provided that the Enhanced U.S. Large Company, U.S. 4-10 Value, DFA Two-Year Global Fixed Income, International Small Company, Emerging Markets Small Cap and Emerging Markets Value Portfolios are not subject to this limitation and the DFA Real Estate Securities Portfolio, the U.S. 6-10 Value Portfolio, the U.S. Large Cap Value Portfolio, the RWB/DFA International High Book to Market Portfolio, the U.S. 6-10 Small Company Portfolio, the Emerging Markets Portfolio and DFA International Small Cap Value Portfolio may invest not more than 15% of their total assets in illiquid securities;

 (8) engage in the business of underwriting securities issued by others;

 (9) invest for the purpose of exercising control over management of any company; provided that the U.S. 9-10 Small Company Portfolio and the U.S. 4-10 Value Portfolio are not subject to this limitation;


(10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization; provided that (a) the DFA Real Estate Securities Portfolio may invest in a REIT that is registered as an investment company; (b) each of the U.S. 4-10 Value, Enhanced U.S. Large Company, Emerging Markets, Emerging Markets Small Cap, Emerging Markets Value and International Small Company Portfolios may invest its assets in securities of investment companies and units of such companies such as, but not limited to, S&P Depository Receipts; and (c) the U.S. 9-10 Small Company Portfolio is not subject to this limitation;


(11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation; except this limitation does not apply to the U.S. 9-10 Small Company, U.S. 4-10 Value, Emerging Markets Value and DFA Real Estate Securities Portfolios;


(12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; except that (a) DFA One-Year Fixed Income and DFA Two-Year Global Fixed Income Portfolios shall invest more than 25% of its total assets in obligations of banks and bank holding companies in the circumstances described in the prospectus under "Investments in the Banking Industry" and as otherwise described under "Portfolio Strategy;" and (b) DFA Real Estate Securities Portfolio shall invest more than 25% of its total assets in securities of companies in the real estate industry;


(13) write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs, except that (a) the Enhanced U.S. Large Company Portfolio may write or acquire options; and (b) the U.S. 4-10 Value Portfolio and Emerging Markets Value Portfolio are not subject to these limitations;

(14) purchase warrants, however, the Domestic and International Equity Portfolios may acquire warrants as a result of corporate actions involving their holdings of other equity securities; provided that the U.S. 4-10 Value Portfolio and Emerging Markets Value Portfolio are not subject to this limitation;


(15) purchase securities on margin or sell short; provided that the U.S. 4-10 Value Portfolio and Emerging Markets Value Portfolio are not subject to the limitation on selling securities short;



(16) acquire more than 10% of the voting securities of any issuer; provided that
    (a) this limitation applies only to 75% of the assets of the DFA Real Estate Securities Portfolio, the Value Portfolios, the Emerging Markets Portfolio, the Emerging Markets Small Cap Portfolio, the DFA International Small Cap Value Portfolio and the Emerging Markets Value Portfolio; and (b) the U.S. 9-10 Small Company Portfolio is not subject to this limitation; or



(17) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act.


    The investment limitations described in (3), (7), (9), (10), (11), (12) and
(16) above do not prohibit each Feeder Portfolio and International Small Company Portfolio from investing all or substantially all of its assets in the shares of another registered, open-end investment company, such as the Master Funds or the Underlying Series, respectively. The investment limitations of each Master Fund are the same as those of the corresponding Feeder Portfolio.

    The investment limitations described in (1) and (15) above do not prohibit each Portfolio that may purchase or sell financial futures contracts and options thereon from making margin deposits to the extent permitted under applicable regulations; and the investment limitations described in (1), (13) and (15) above do not prohibit the Enhanced U.S. Large Company Portfolio from (i) making margin deposits in connection with transactions in options; and (ii) maintaining a short position, or purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof in connection with transactions in options, futures, and options on futures and transactions arising under swap agreements or other derivative instruments.


    For purposes of (5) above, the Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio (indirectly through their investment in the corresponding Master Funds) may borrow in connection with a foreign currency transaction or the settlement of a portfolio trade. The only type of borrowing contemplated thereby is the use of a letter of credit issued on such Master Fund's behalf in lieu of depositing initial margin in connection with currency futures contracts, and the Master Funds have no present intent to engage in any other types of borrowing transactions under this authority.


    Although (2) above prohibits cash loans, the Portfolios are authorized to lend portfolio securities. Inasmuch as the Feeder Portfolios and International Small Company Portfolio will only hold shares of certain Master Funds or Underlying Series, respectively, these Portfolios do not intend to lend those shares.

    For the purposes of (7) above, DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio (indirectly through their investment in the corresponding Series) and DFA Global Fixed Income Portfolio may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the "1933 Act") subject to the requirements regarding credit ratings stated in the prospectus under "Description of Investments." Further, pursuant to Rule 144A under the 1933 Act, the Portfolios may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 10% or 15% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Directors has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities.


    Although not a fundamental policy subject to shareholder approval: (1) the Large Cap International and Small Company Portfolios, including the U.S. 6-10 Small Company, Japanese Small Company, Pacific Rim Small Company, United Kingdom Small Company and Continental Small Company Portfolios indirectly through their investment in the Master Funds, do not intend to purchase interests in any real estate investment trust; and (2) the Enhanced U.S. Large Company, U.S. 4-10 Value, DFA Two-Year Global Fixed Income, International Small Company, Emerging Markets Small Cap and Emerging Markets Value Portfolios (indirectly through their investment in the Master Funds or Underlying Series, as applicable) do not intend to invest more than 15% of their net assets in illiquid securities.

    The International Equity, DFA Two-Year Global Fixed Income and DFA Global Fixed Income Portfolios (directly or indirectly through their investment in the Master Funds or Underlying Series, as applicable) may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While each Value Portfolio, the RWB/DFA International High Book to Market Portfolio, and the DFA Real Estate Securities Portfolio (directly or indirectly through their investment in the Trust Series), have retained authority to buy and sell financial futures contracts and options thereon, they have no present intention to do so.


    Notwithstanding any of the above investment restrictions, the Emerging Markets Series, the Emerging Markets Small Cap Series and the Emerging Markets Fund may establish subsidiaries or other similar vehicles for the purpose of conducting their investment operations in Approved Markets, if such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as the Series or the Emerging Markets Fund or whose use is otherwise considered by the Series or the Emerging Markets Fund to be advisable. Each Series or the Emerging Markets Fund would "look through" any such vehicle to determine compliance with its investment restrictions.



    Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Portfolios and Master Funds own, and does not include assets which the Portfolios and Master Funds do not own but over which they have effective control. For example, when applying a percentage investment limitation that is based on total assets, a Portfolio or Series will exclude from its total assets those assets which represent collateral received by the Portfolio or Series for its securities lending transactions.


    Unless otherwise indicated, all limitations applicable to the Portfolios' and Master Funds' investments apply only at the time that a transaction is undertaken. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of a Portfolio's or Master Funds' assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Master Funds' total assets will not require a Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or closeout the investment without undue market or tax consequences. In the event that ratings services assign different ratings to the same security, the Advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                            OPTIONS ON STOCK INDICES


    The Enhanced U.S. Large Company Series may purchase and sell options on stock indices. With respect to the sale of call options on stock indices, pursuant to published positions of the Securities and Exchange Commission ("Commission"), the Enhanced U.S. Large Company Series will either (1) maintain with its custodian liquid assets equal to the contract value (less any margin deposits); (2) hold a portfolio of stocks substantially replicating the movement of the index underlying the call option; or (3) hold a separate call on the same index as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written, or (b) greater than the exercise price of the call written, provided the difference is maintained by the Series in liquid assets in a segregated account with its custodian. With respect to the sale of put options on stock indices, pursuant to published Commission positions, the Enhanced U.S. Large Company Series will either (1) maintain liquid assets equal to the exercise price (less any margin deposits) in a segregated account with its custodian; or (2) hold a put on the same index as the put written where the exercise price of the put held is (a) equal to or greater than the exercise price of the put written, or (b) less than the exercise price of the put written, provided an amount equal to the difference is maintained by the Series in liquid assets in a segregated account with its custodian.


    Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Enhanced U.S. Large Company Series desires.

    The Enhanced U.S. Large Company Series will realize a gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Series will realize a loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying index in relation to the exercise price of the option, the volatility of the underlying index, and the time remaining until the expiration date.

    If an option written by the Enhanced U.S. Large Company Series expires, the Series realizes a gain equal to the premium received at the time the option was written. If an option purchased by the Enhanced U.S. Large Company Series expires unexercised, the Series realizes a loss equal to the premium paid.

    The premium paid for a put or call option purchased by the Enhanced U.S. Large Company Series is an asset of the Series. The premium received for an option written by the Series is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH OPTIONS ON INDICES

    There are several risks associated with transactions in options on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. The value of an option position will reflect, among other things, the current market price of the underlying index, the time remaining until expiration, the relationship of the exercise price, the term structure of interest rates, estimated price volatility of the underlying index and general market conditions. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

    Options normally have expiration dates of up to 90 days. The exercise price of the options may be below, equal to or above the current market value of the underlying index. Purchased options that expire unexercised have no value. Unless an option purchased by the Enhanced U.S. Large Company Series is exercised or unless a closing transaction is effected with respect to that position, the Enhanced U.S. Large Company Series will realize a loss in the amount of the premium paid and any transaction costs.

    A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Enhanced U.S. Large Company Series intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions may be effected with respect to options traded in the over-the-counter markets only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such a market exists. There can be no assurance that the Enhanced U.S. Large Company Series will be able to liquidate an over-the-counter option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Series may be unable to liquidate an over-the-counter option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Enhanced U.S. Large Company Series would have to exercise those options which they have purchased in order to realize any profit. With respect to options written by the Enhanced U.S. Large Company Series, the inability to enter into a closing transaction may result in material losses to the Series.

    Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Enhanced U.S. Large Company Series would not be able to close out options which it had purchased and may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

    The Enhanced U.S. Large Company Series' activities in the options markets may result in higher fund turnover rates and additional brokerage costs; however, the Series may also save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

INVESTMENT LIMITATIONS ON OPTIONS TRANSACTIONS

    The ability of the Enhanced U.S. Large Company Series to engage in options transactions is subject to certain limitations. The Enhanced U.S. Large Company Series will only invest in over-the-counter options to the extent consistent with the 15% limit on investments in illiquid securities.

                               FUTURES CONTRACTS

    Please note that while the following discussion relates to the policies of certain Portfolios with respect to futures contracts, it should be understood that with respect to a Feeder Portfolio, the discussion applies to the Master Fund in which the Feeder Portfolio invests all of its assets and, with respect to the International Small Company Portfolio, the Underlying Series.


    All Portfolios, except the U.S. 9-10 and 6-10 Small Company Portfolios, the DFA One-Year Fixed Income Portfolio and the DFA Five-Year Government Portfolio, may enter into futures contracts and options on futures contracts. Such Portfolios (with the exception of Enhanced U.S. Large Company Portfolio and its corresponding Master Fund) may enter into futures contracts and options on future contracts only for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. The Enhanced U.S. Large Company Portfolio may use futures contracts and options thereon to hedge against securities prices or as part of its overall investment strategy.


    Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Portfolios or Master Funds will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Portfolio or Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios or Master Funds expect to earn income on their margin deposits. To the extent that a Master Fund or Portfolio invests in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's or Portfolio's total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Commission, the Portfolios or Master Funds may be required tomaintain segregated accounts consisting of liquid assets, (or, as permitted under applicable regulation, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.


    Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Portfolio or Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Portfolio or Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

                       FEDERAL TAX TREATMENT OF OPTIONS,
                    FUTURES CONTRACTS AND SIMILAR POSITIONS

    The investment by a Portfolio (or in the case of a Feeder Portfolio, by its corresponding Master Fund) and, in the case of the International Small Company Portfolio by the Underlying Series, in options, futures contracts and options on futures contracts is subject to many complex and special tax rules. For example, options on stock and on narrow-based stock indexes will generally produce long-term or short-term capital gain or loss upon the exercise, lapse, or closing out of the option or sale of the underlying stock or security. By contrast, the treatment by a Portfolio or Master Fund of certain other options, futures and forward contracts is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

    Absent a tax election to the contrary, each such Section 1256 position held by a Portfolio or Master Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of a Portfolio's or Master Fund's fiscal year, and all gain or loss associated with fiscal year transactions and marked-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 marked-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Portfolio or Master Fund. The acceleration of income on Section 1256 positions may require a Portfolio or Master Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Portfolio or Master Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of a Portfolio's or Master Funds' shares. In these ways, any or all of these rules may affect both the amount, character and timing of income distributed to shareholders by a Portfolio.

    When a Portfolio (or in the case of a Feeder Portfolio, the Master Fund and, in the case of the International Small Company Portfolio, the Underlying Series) holds an option or contract which substantially diminishes a Portfolio's or Master Funds' risk of loss with respect to another position of a Portfolio or Master Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of a Portfolio's or Master Funds' securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.


    The Taxpayer Relief Act of 1997 has added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a Portfolio or Series must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Portfolio or Series will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or
3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.


    A Portfolio (or in the case of a Feeder Portfolio, the Master Fund or Underlying Series) will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of a Portfolio or Master Fund as a regulated investment company under Subchapter M of the Code.

                             DIRECTORS AND OFFICERS

    The names, addresses and dates of birth of the directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth below.

DIRECTORS


    David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, Dimensional Investment Group Inc. (registered investment company) and Dimensional Emerging Markets Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company (registered investment company). Chairman and Director, Dimensional Fund Advisors Ltd.



    George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, Dimensional Investment Group Inc. and Dimensional Emerging Markets Fund Inc.



    John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company and First Prairie Funds (registered investment companies). Director, Dimensional Investment Group Inc., Dimensional Emerging Markets Fund Inc. and Harbor Investment Advisors. Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting).



    Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, Dimensional Investment Group Inc., Dimensional Emerging Markets Fund Inc., Hospital Fund, Inc. (investment management services) and BIRR Portfolio Analysis, Inc. (software products). Chairman and President, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting).


    Merton H. Miller, (5/16/23), Director, Chicago, IL. Robert R. McCormick Distinguished Service Professor Emeritus, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, Dimensional Investment Group Inc. and Dimensional Emerging Markets Fund Inc. and Public Director, Chicago Mercantile Exchange.



    Myron S. Scholes, (7/1/41), Director, Greenwich, CT. Limited Partner, Long-Term Capital Management L.P. (money manager). Frank E. Buck Professor Emeritus of Finance, Graduate School of Business and Professor of Law, Law School, Senior Research Fellow, Hoover Institution, (all) Stanford University. Trustee, The DFA Investment Trust Company. Director, Dimensional Investment Group Inc., Dimensional Emerging Markets Fund Inc., Benham Capital Management Group of Investment Companies and Smith Breeden Group of Investment Companies.



    Rex A. Sinquefield*, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, Dimensional Investment Group Inc. and Dimensional Emerging Markets Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.


* Interested Director of the Fund.

OFFICERS


    Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, Dimensional Investment Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Fund Inc.



    Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.



    Truman Clark, (4/8/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.



    Maureen Connors, (11/17/36), Vice President and Assistant Secretary, Santa Monica, CA.



    Robert Deere, (10/8/57), Vice President, Santa Monica, CA.



    Irene R. Diamant, (7/16/50), Vice President and Secretary (for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.



    Richard Eustice, (8/5/65), Vice President and Assistant Secretary, Santa Monica, CA.



    Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.



    Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.



    Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.



    Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

    Catherine L. Newell, (5/7/64), Vice President and Assistant Secretary (for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.



    David Plecha, (10/26/61), Vice President, Santa Monica, CA.



    George Sands, (2/8/56), Vice President, Santa Monica, CA.



    Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.



    Jeanne C. Sinquefield, Ph.D., (12/2/46), Executive Vice President, Santa Monica, CA.



    Scott Thornton, (3/1/63), Vice President, Santa Monica, CA.



    Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.


    Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

    Directors and officers as a group own less than 1% of the Fund's outstanding stock.


    Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 1997 and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.


                                         AGGREGATE     TOTAL COMPENSATION FROM
                                        COMPENSATION            FUND
DIRECTOR                                 FROM FUND        AND FUND COMPLEX
--------------------------------------  ------------   -----------------------
George M. Constantinides..............    $15,000              $30,000
John P. Gould.........................    $15,000              $30,000
Roger G. Ibbotson.....................    $15,000              $30,000
Merton H. Miller......................    $15,000              $30,000
Myron S. Scholes......................    $15,000              $30,000

                            ADMINISTRATIVE SERVICES

    PFPC Inc. ("PFPC") serves as the accounting services, dividend disbursing and transfer agent for all Fund Portfolios and Master Funds. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services. For its services, each of the Portfolios listed below pays PFPC annual fees which are set forth in the following table:

DFA REAL ESTATE SECURITIES PORTFOLIO

    .10% of the first $200 million of net assets
    .075% of the next $200 million of net assets
    .05% of the next $200 million of net assets
    .03% of the next $200 million of net assets
    .02% of net assets over $800 million
The DFA Real Estate Securities Portfolio is subject to a $4,900 per month minimum fee. PFPC has agreed to limit the minimum fee for this Portfolio from time to time.

LARGE CAP INTERNATIONAL PORTFOLIO

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

Charges for each Portfolio:

    .1230% of the first $300 million of net assets
    .0615% of the next $300 million of net assets
    .0410% of the next $250 million of net assets
    .0205% of the net assets over $850 million
The Large Cap International Portfolio and the DFA International Small Cap Value Portfolio are each subject to a $75,000 per year minimum fee. PFPC has agreed to limit the minimum fee for these Portfolios from time to time.

DFA FIVE-YEAR GOVERNMENT PORTFOLIO

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

Charges for each Portfolio:

    .0513% of the first $100 million of net assets
    .0308% of the next $100 million of net assets
    .0205% of net assets over $200 million

DFA GLOBAL FIXED INCOME PORTFOLIO

    .1230% of the first $150 million of net assets
    .0820% of the next $150 million of net assets
    .0615% of the next $300 million of net assets
    .0410% of the next $250 million of net assets
    .0205% of net assets over $850 million
The DFA Global Fixed Income Portfolio is subject to a $75,000 per year minimum fee. PFPC has agreed to limit the minimum fee for this Portfolio from time to time.

ONE-YEAR FIXED INCOME PORTFOLIO

U.S. 9-10 SMALL COMPANY PORTFOLIO
U.S. 6-10 SMALL COMPANY PORTFOLIO
U.S. 4-10 VALUE PORTFOLIO
U.S. LARGE CAP VALUE PORTFOLIO
U.S. 6-10 VALUE PORTFOLIO
RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO
EMERGING MARKETS VALUE PORTFOLIO
ENHANCED U.S. LARGE COMPANY PORTFOLIO
DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
Charges for each Portfolio:
    $1,000 per month (includes custodian fees)

JAPANESE SMALL COMPANY PORTFOLIO

PACIFIC RIM SMALL COMPANY PORTFOLIO
UNITED KINGDOM SMALL COMPANY PORTFOLIO
CONTINENTAL SMALL COMPANY PORTFOLIO
EMERGING MARKETS PORTFOLIO
EMERGING MARKETS SMALL CAP PORTFOLIO
U.S. LARGE COMPANY PORTFOLIO
Charges for each Portfolio:
    $2,600 per month (includes custodian fees)

INTERNATIONAL SMALL COMPANY PORTFOLIO
    $2,000 per month (includes custodian fees)

                               OTHER INFORMATION


    For the services it provides as investment advisor to each Portfolio of the Fund (or, with respect to each Feeder Portfolio, the corresponding Master Fund), the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio (or, with respect to each Feeder Portfolio, the corresponding Master Fund). For the fiscal years ended November 30, 1995, 1996 and 1997, the Portfolios (or their corresponding Master Funds) paid management fees as set forth in the following table:



                                                                                         1995       1996       1997
                                                                                         (000)      (000)      (000)
                                                                                       ---------  ---------  ---------
U.S. 9-10 Small Company Portfolio (a)................................................  $   4,045  $   5,511  $   6,538
U.S. 6-10 Small Company Portfolio (b)................................................  $      57  $      81  $     102
U.S. Large Company Portfolio.........................................................  $      19  $      62  $     160
U.S. 6-10 Value Portfolio (b)........................................................  $     976  $   1,933  $   3,534
U.S. Large Cap Value Portfolio (b)...................................................  $     306  $     699  $   1,255
DFA Real Estate Securities Portfolio.................................................  $     183  $     251  $     290
Japanese Small Company Portfolio (c).................................................  $   1,704  $   1,483  $     258
Pacific Rim Small Company Portfolio (c)..............................................  $   1,020  $     772  $     230
United Kingdom Small Company Portfolio (c)...........................................  $   1,096  $     636  $     180
Emerging Markets Portfolio (b).......................................................  $      30  $     111  $     226
Continental Small Company Portfolio (c)..............................................  $   1,781  $   1,258  $     351
Large Cap International Portfolio....................................................  $     147  $     183  $     211
DFA International Small Cap Value Portfolio..........................................  $     299  $   1,877  $   2,783
RWB/DFA International High Book to Market Portfolio (b)..............................  $     536  $   2,124  $   2,997
DFA One-Year Fixed Income Portfolio (b)..............................................  $     311  $     386  $     392
DFA Five-Year Government Portfolio...................................................  $     427  $     402  $     382
DFA Global Fixed Income Portfolio....................................................  $     311  $     377  $     519
DFA Intermediate Government Fixed Income Portfolio...................................  $      88  $     131  $     184
Enhanced U.S. Large Company Portfolio (b)............................................        n/a  $       4  $      17
DFA Two-Year Global Fixed Income Portfolio...........................................        n/a  $     108  $     185
International Small Company Portfolio (d)............................................        n/a  $     178  $   1,019
Emerging Markets Value Portfolio.....................................................  $     733  $     865  $   1,020
Emerging Markets Small Cap Portfolio (b).............................................        n/a        n/a  $      47


------------------------


(a) Prior to November 30, 1997, the Fund on behalf of the Portfolio had an investment management agreement with the Advisor; the dollar amount represents the dollar amount of investment management fees paid by the Portfolio to the Advisor for the 1995, 1996 and 1997 fiscal years.


(b) The Series has more than one Feeder Portfolio; the dollar amount represents the total dollar amount of management fees paid by the Series to the Advisor.

(c) Prior to August 9, 1996, the Fund on behalf of the Portfolio had an investment management agreement with the Advisor; the dollar amount represents the dollar amount of investment management fees paid to the Advisor by the Portfolio for fiscal years 1994 and 1995 and by the Portfolio and its corresponding Series for fiscal year 1996.


(d) Each of the four Underlying Series in which the Portfolio invests its assets has more than one Feeder Portfolio (which are also included elsewhere in this table). The dollar amount represents the total dollar amount of management fees paid by each Underlying Series to the Advisor for the period October 1, 1996 (the Portfolio's commencement of operations) to November 30, 1996 and for the 1997 fiscal year.



    The Fund commenced offering shares of DFA International Small Cap Value Portfolio in December, 1994; DFA Two-Year Global Fixed Income Portfolio in February, 1996; Enhanced U.S. Large Company Portfolio in July, 1996; and International Small Company Portfolio in October, 1996. The U.S. 4-10 Value,

Emerging Markets Small Cap and Emerging Markets Value Portfolios had not commenced operations as of November 30, 1996.

    Until September, 1995, The DFA Intermediate Government Fixed Income Portfolio was named The DFA Intermediate Government Bond Portfolio, The DFA Global Fixed Income Portfolio was named The DFA Global Bond Portfolio, The Pacific Rim Small Company Portfolio was named The Asia-Australia Small Company Portfolio, The U.S. Large Cap Value Portfolio was named The U.S. Large Cap High Book to Market Portfolio, The U.S. 6-10 Value Portfolio was named The U.S. Small Cap High Book to Market Portfolio, The U.S. 9-10 Small Company Portfolio was named the Small Company Shares, The DFA One-Year Fixed Income Portfolio was named The DFA Fixed Income Shares, and The Continental Small Company Portfolio was named the Continental European Portfolio. Until February, 1996, RWB/DFA International High Book to Market Portfolio was named DFA International High Book to Market Portfolio. From September, 1995 until December, 1996, The DFA Real Estate Securities Portfolio was named DFA/AEW Real Estate Securities Portfolio. From September, 1995 until August, 1997, the U.S. 6-10 Value Portfolio was named the U.S. Small Cap Value Portfolio.

    Coopers and Lybrand L.L.P., the Fund's independent accountants, audits the Fund's financial statements.

                        PRINCIPAL HOLDERS OF SECURITIES


    As of February 27, 1998, the following persons beneficially owned 5% or more of the outstanding stock of the Portfolios, as set forth below:



THE U.S. 9-10 SMALL COMPANY PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*                                                  27.31%
  101 Montgomery Street
  San Francisco, CA 94104

  State Farm Insurance Companies                                                         10.18%
  One State Farm Plaza
  Bloomington, IL 61710

  National Electrical Benefit Fund                                                        7.15%
  1125 15th Street NW
  Washington, DC 20005

  PepsiCo Inc. Master Trust                                                               6.86%
  The Northern Trust Company Trustee
  Chicago, IL 60675

  Charles Schwab & Company, Inc.--CASH*                                                   6.40%
  101 Montgomery Street
  San Francisco, CA 94104

THE U.S. 6-10 SMALL COMPANY PORTFOLIO

  McKinsey & Company Master Retirement Trust                                             25.53%
  55 E. 52nd Street
  New York, NY 10055

  Charles Schwab & Company, Inc.--REIN*(1)                                               14.93%

  The Charles A. Dana Foundation                                                         11.09%
  745 5th Avenue, Suite 700
  New York, NY 10151

  Salvation Army--ETHQ                                                                    6.57%
  440 W. Nyack Road
  West Nyack, NY 10994

  Northern Telecom Inc.                                                                   5.88%
  Bankers Trust Co., Trustee
  34 Exchange Place
  Jersey City, NJ 07302

  Mac & Co.                                                                               5.75%
  P.O. Box 3198
  Pittsburgh, PA 15230

THE JAPANESE SMALL COMPANY PORTFOLIO

  BellSouth Corporation Master Pension Trust                                             53.27%
  1155 Peachtree Street, N.E.
  Atlanta, GA 30367

  Charles Schwab & Company, Inc.--REIN*(1)                                               22.73%

  Aluminum Company of America                                                             5.34%
  1501 ALCOA Building
  Pittsburgh, PA 15258

  John Deere Pension Fund                                                                 5.32%
  John Deere Company
  John Deere Road
  Moline, IL 61265

THE UNITED KINGDOM SMALL COMPANY PORTFOLIO

  BellSouth Corporation Master Pension Trust(1)                                          50.75%

  Charles Schwab & Company, Inc.--REIN*(1)                                               29.00%

  John Deere Pension Fund(1)                                                              9.84%

THE CONTINENTAL SMALL COMPANY PORTFOLIO

  BellSouth Corporation Master Pension Trust(1)                                          55.05%

  Charles Schwab & Company, Inc.--REIN*(1)                                               29.35%

  John Deere Pension Fund(1)                                                              5.78%

THE LARGE CAP INTERNATIONAL PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*(1)                                               77.29%

  Donaldson Lufkin & Jenrette Securities Corp.*                                           6.20%
  P.O. Box 2052
  Jersey City, NJ 07303

THE U.S. LARGE COMPANY PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*(1)                                               66.89%

  Charles Schwab & Company, Inc.--CASH*(1)                                               13.01%

  Donaldson Lufkin & Jenrette Securities Corp.*(1)                                        5.44%

THE DFA ONE-YEAR FIXED INCOME PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*(1)                                               30.20%

  Charles Schwab & Company, Inc.--CASH*(1)                                               12.99%

  Peoples Energy Corporation Pension Trust                                                6.63%
  130 E. Randolph Dr., 24th Floor
  Chicago, IL 60601

  Donaldson Lufkin & Jenrette Securities Corp.*(1)                                        5.37%

THE DFA FIVE-YEAR GOVERNMENT PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*(1)                                               58.41%

  Charles Schwab & Company, Inc.--CASH*(1)                                               18.32%

  FTC & CO*                                                                               5.68%
  P.O. Box 173736
  Denver, CO 80217

  Donaldson Lufkin & Jenrette Securities Corp.*(1)                                        5.14%

THE DFA GLOBAL FIXED INCOME PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*(1)                                               48.91%

  Charles Schwab & Company, Inc.--CAP*(1)                                                19.61%

  Charles Schwab & Company, Inc.--CASH*(1)                                               14.33%

THE DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

  Charles Schwab & Company, Inc.--CAP*(1)                                                81.76%

  Charles Schwab & Company, Inc.--REIN*(1)                                               11.63%

  Charles Schwab & Company, Inc.--CASH*(1)                                                5.39%

PACIFIC RIM SMALL COMPANY PORTFOLIO

  BellSouth Corporation Master Pension Trust(1)                                          63.19%

  Charles Schwab & Company, Inc.--REIN*(1)                                               17.79%

  John Deere Pension Fund(1)                                                              5.33%

U.S. LARGE CAP VALUE PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*(1)                                               51.22%

  Charles Schwab & Company, Inc.--CASH*(1)                                               12.09%

  Charles Schwab & Company, Inc.--CAP*(1)                                                 6.91%

  Donaldson Lufkin & Jenrette Securities Corp.*(1)                                        6.13%

DFA REAL ESTATE SECURITIES PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*(1)                                               63.64%

  Charles Schwab & Company, Inc.--CASH*(1)                                               15.38%

  Donaldson Lufkin & Jenrette Securities Corp.*(1)                                        6.68%

U.S. 6-10 VALUE PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*(1)                                               27.56%

  Mac & Co.*                                                                              7.64%
  P.O. Box 320
  Pittsburgh, PA 15230

  Charles Schwab & Company, Inc.--CAP*(1)                                                 7.12%

  United Church Board For Pension Assets Management                                       5.57%
  475 Riverside Drive
  New York, NY 10115

RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*(1)                                               88.82%

  Donaldson Lufkin & Jenrette Securities Corp.*(1)                                       10.52%

EMERGING MARKETS PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*(1)                                               66.93%

  Donaldson Lufkin & Jenrette Securities Corp.*(1)                                        7.15%

  California Institute of Technology                                                      6.44%
  Mail Code 212-31
  Pasadena, CA 91125

U.S. 4-10 VALUE PORTFOLIO

  Dimensional Fund Advisors Inc.                                                           100%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*(1)                                               62.26%

  BellSouth Corporation Master Pension Trust(1)                                          19.86%

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*(1)                                               44.58%

  Charles Schwab & Company, Inc.--CAP*(1)                                                44.47%

ENHANCED U.S. LARGE COMPANY PORTFOLIO

  Charles Schwab & Company, Inc.--CAP*(1)                                                32.63%

  Charles Schwab & Company, Inc.--REIN*(1)                                               30.65%

  Misericordia Home Endowment                                                            25.65%
  6300 N. Drive Avenue
  Chicago, IL 60660

INTERNATIONAL SMALL COMPANY PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*(1)                                               58.03%

  San Diego County Employees Retirement Association                                      25.68%
  1495 Pacific Highway
  San Diego, CA 92101

  Donaldson Lufkin & Jenrette Securities Corp.*(1)                                        7.06%

EMERGING MARKETS SMALL CAP PORTFOLIO

Dimensional Fund Advisors Inc.(1)                                                          100%


------------------------

* Owner of record only.


(1) See address for shareholder previously noted above in list.

                               PURCHASE OF SHARES

    The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."


    The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day , Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed. The TSE is closed on the following days in 1998: January 1, 2, 3 and 15, February 11, March 21, April 29, May 3, 4 and 5, July 20, September 15 and 23, October 10, November 3 and 23 and December 23 and 31. Orders for the purchase and redemption of shares of the Japanese Small Company Portfolio received on those days will be priced as of the close of the NYSE on the next day that the TSE is open for trading.


    The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgement of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.


    Based on the experience of the U.S. 9-10 Small Company Portfolio, management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of that Portfolio is minimal and, therefore, the shares of that Portfolio are currently sold at net asset value, without imposition of a reimbursement fee. Reimbursement fees may be charged prospectively from time to time based upon the future experience of the U.S. 9-10 Small Company Portfolio and other Portfolios. Any such charges will be described in the prospectus.


                       REDEMPTION AND TRANSFER OF SHARES

    The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."


    The Fund may suspend redemption privileges or postpone the date of payment:
(1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the Commission may permit.


    Shareholders may transfer shares of any Portfolio to another person by making a written request therefore to the Advisor who will transmit the request to the Fund's Transfer Agent. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the prospectus under "REDEMPTION OF SHARES." As with redemptions, the written request must be received in good order before any transfer can be made.

                        CALCULATION OF PERFORMANCE DATA


    Following are quotations of the annualized percentage total returns for the one-, five-, and ten-year periods ended November 30, 1997 (as applicable) using the standardized method of calculation required by the Commission, which is net of the cost of any current reimbursement fees charged to investors and paid to the Portfolios. Also included is a quotation of the annualized percentage total return for the DFA Two-Year Global Fixed Income Portfolio (for the period from February 9, 1996, the date of commencement of operations), the Enhanced U.S. Large Company Portfolio (for the period from July 3, 1996, the date of commencement of operations) and the International Small Company Portfolio (for the period from October 1, 1996, the date of commencement of operations) to November 30, 1997 using the standardized method of calculation required by the Commission. Reimbursement fees of 1%, 1.5% and 1.5% were in effect from the inception of the Japanese, United Kingdom and Continental Small Company Portfolios, respectively, until June 30, 1995. A reimbursement fee of 1% was in effect from the inception of DFA International Small Cap Value Portfolio until June 30, 1995. Effective June 30, 1995, the amount of the reimbursement fee was reduced with respect to Continental Small Company, Pacific Rim Small Company, Japanese Small Company, Emerging Markets and DFA International Small Cap Value Portfolios, and eliminated with respect to the United Kingdom Small Company Portfolio. The current reimbursement fee for each Portfolio, expressed as a percentage of the net asset value of the shares of the Portfolios, is as follows: Continental Small Company, Pacific Rim Small Company and Emerging Markets Small Cap Portfolios - 1.00%; Japanese Small Company and Emerging Markets Portfolios - .50%; DFA International Small Cap Value Portfolio - .675%; and International Small Company Portfolio - .675%.


    A reimbursement fee of 1% was charged to investors in the U.S. 9-10 Small Company Portfolio from December 9, 1986 through June 17, 1988. A reimbursement fee of 0.75% was charged to investors in the Large Cap International Portfolio from the date of its inception until March 5, 1992. In addition, for those Portfolios in effect for less than one, five, or ten years, the time periods during which the Portfolios have been active have been substituted for the periods stated (which in no case extends prior to the effective dates of the Portfolios' registration statements).


                                                                      ONE YEAR       FIVE YEARS       TEN YEARS
                                                                   --------------  --------------  ---------------
U.S. 9-10 Small Company Portfolio................................      27.46           20.80            17.14
U.S. 6-10 Small Company Portfolio................................      26.04           17.24            15.52
                                                                                    (69 months)
U.S. Large Company Portfolio.....................................      28.25           19.81            19.40
                                                                                    (83 months)
U.S. 6-10 Value Portfolio........................................      33.49           20.58             n/a
                                                                                    (56 months)
U.S. Large Cap Value Portfolio...................................      25.10           17.86             n/a
                                                                                    (58 months)
Enhanced U.S. Large Company Portfolio............................      27.22           37.43             n/a
                                                                                    (16 months)
DFA Real Estate Securities Portfolio.............................      29.16           13.35             n/a
                                                                                    (59 months)
Japanese Small Company Portfolio.................................     (52.14)          (9.95)          (4.47)
Pacific Rim Small Company Portfolio..............................     (38.68)           3.39             n/a
                                                                                    (59 months)
United Kingdom Small Company Portfolio...........................       8.44           17.50            7.38
Emerging Markets Portfolio.......................................     (17.70)          (1.16)            n/a
                                                                                    (43 months)
Continental Small Company Portfolio..............................      11.89           11.27            8.79
                                                                                                    (116 months)
Large Cap International Portfolio................................       2.79           10.90            7.39
                                                                                                     (76 months)
RWB/DFA International High Book to Market Portfolio..............      (4.44)           7.08             n/a
                                                                                    (54 months)
DFA One-Year Fixed Income Portfolio..............................       5.72            5.30            6.66

                                                                      ONE YEAR       FIVE YEARS       TEN YEARS
                                                                   --------------  --------------  ---------------
DFA Five-Year Government Portfolio...............................       5.39            5.62            7.60
DFA Global Fixed Income Portfolio................................       7.87            8.37            8.69
                                                                                                     (84 months)
DFA Intermediate Government Fixed Income Portfolio...............       6.76            7.31            9.00
                                                                                                     (85 months)
DFA International Small Cap Value Portfolio......................     (21.16)          (6.35)            n/a
                                                                                    (35 months)
DFA Two-Year Global Fixed Income Portfolio.......................       5.77            6.39             n/a
                                                                                    (22 months)
International Small Company Portfolio............................     (21.87)         (20.01)            n/a
                                                                                    (13 months)



    As the following formula indicates, the average annual total return is determined by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the Commission formula:



        P(1 + T) to the power of n = ERV


where:

     P = a hypothetical initial payment of $1,000

     T = average annual total return

     n = number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, and ten-year periods at the end of the one-, five-, and ten-year periods (or fractional portion thereof).


    In addition to the standarized method of calculating performance used by the Commission, the Portfolios may disseminate other performance data and may advertise total return performance calculated on a monthly basis.


    The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

                              FINANCIAL STATEMENTS


    The audited financial statements and financial highlights of the Fund for its fiscal year ended November 30, 1997, as set forth in the Fund's annual report to shareholders, and the report thereon of Coopers & Lybrand L.L.P., independent accountants, also appearing therein, are incorporated herein by reference. The audited annual report does not contain any data regarding U.S. 4-10 Value Portfolio because the Portfolio had not commenced operations as of November 30, 1997.



    The audited financial statements of U.S. 6-10 Small Company, U.S. Large Company, Enhanced U.S. Large Company, DFA One-Year Fixed Income, DFA Two-Year Global Fixed Income, U.S. 6-10 Value, U.S. Large Cap Value, DFA International Value, Japanese Small Company, United Kingdom Small Company, Pacific Rim Small Company, Continental Small Company, Emerging Markets and Emerging Markets Small Cap Series of the Trust and the audited financial statements of Dimensional Emerging Markets Fund Inc. for the fiscal year ended November 30, 1997, as set forth in the Trust's and Dimensional Emerging Markets Fund Inc.'s annual reports to shareholders, and the reports thereon of Coopers & Lybrand L.L.P., independent accountants, also appearing therein, are incorporated herein by reference.



    A shareholder may obtain a copy of the reports, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this statement of additional information.

                                      PROSPECTUS


                                    MARCH 20, 1998


                         DFA INVESTMENT DIMENSIONS GROUP INC.

     DFA INVESTMENT DIMENSIONS GROUP INC. (the "Fund"), 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401, (310) 395-8005, is an open-end management investment company.

     The Fund issues thirty series of shares, each of which represents a separate class of the Fund's common stock, having its own investment objective and policies. This prospectus describes only VA Small Value Portfolio, VA Large Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio and VA Global Bond Portfolio (individually, a "Portfolio" and collectively, the "Portfolios"). Shares of the Portfolios are offered only to separate accounts of insurance companies to fund variable life and variable annuity contracts.

     The investment objective of each of the Domestic Equity and International Equity Portfolios is to achieve long-term capital appreciation. The investment objectives of the Fixed Income Portfolios are: VA Short-Term Fixed Portfolio, to achieve stable real value of capital with a minimum of risk by investing in high quality obligations; and VA Global Bond Portfolio, to provide a market rate of return for a global fixed income portfolio with low relative volatility of returns.

                              DOMESTIC EQUITY PORTFOLIOS

         VA SMALL VALUE PORTFOLIO               VA LARGE VALUE PORTFOLIO

                           INTERNATIONAL EQUITY PORTFOLIOS

      VA INTERNATIONAL VALUE PORTFOLIO        VA INTERNATIONAL SMALL PORTFOLIO

                               FIXED INCOME PORTFOLIOS

       VA SHORT-TERM FIXED PORTFOLIO              VA GLOBAL BOND PORTFOLIO


     This prospectus sets forth concisely information about the Portfolios that prospective investors should know before investing and should be read carefully and retained for future reference. You should read this prospectus in conjunction with the prospectus describing the related insurance company separate account. A statement of additional information about the Portfolios, dated March 20, 1998, as amended from time to time, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission and is available upon request, without charge, by writing or calling the Fund at the above address or telephone number.


             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
                THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                       TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----


HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

CONDENSED FINANCIAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . .  4

DOMESTIC EQUITY PORTFOLIOS . . . . . . . . . . . . . . . . . . . . . . . . .  8
     Portfolio Characteristics and Policies. . . . . . . . . . . . . . . . .  8
     Portfolio Structure . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . .  9

INTERNATIONAL EQUITY PORTFOLIOS. . . . . . . . . . . . . . . . . . . . . . .  9

VA INTERNATIONAL VALUE PORTFOLIO . . . . . . . . . . . . . . . . . . . . . .  9
     Investment Objective and Policies . . . . . . . . . . . . . . . . . . .  9
     Portfolio Structure . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . . 11

VA INTERNATIONAL SMALL PORTFOLIO . . . . . . . . . . . . . . . . . . . . . . 11
     Investment Objective and Policies . . . . . . . . . . . . . . . . . . . 11
     Portfolio Structure . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . . 14

FIXED INCOME PORTFOLIOS - INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . 15
     VA Short-Term Fixed Portfolio . . . . . . . . . . . . . . . . . . . . . 15
     VA Global Bond Portfolio. . . . . . . . . . . . . . . . . . . . . . . . 15
     Description of Investments. . . . . . . . . . . . . . . . . . . . . . . 15
     Investments in the Banking Industry . . . . . . . . . . . . . . . . . . 17
     Portfolio Strategy. . . . . . . . . . . . . . . . . . . . . . . . . . . 17

RISK FACTORS - ALL PORTFOLIOS. . . . . . . . . . . . . . . . . . . . . . . . 18
     Small Company Securities. . . . . . . . . . . . . . . . . . . . . . . . 18
     Foreign Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     Foreign Currencies and Related Transactions . . . . . . . . . . . . . . 19
     Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
     Portfolio Strategies. . . . . . . . . . . . . . . . . . . . . . . . . . 19
     Futures Contracts and Options on Futures. . . . . . . . . . . . . . . . 19
     Banking Industry Concentrations . . . . . . . . . . . . . . . . . . . . 20
     Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . . . . . 20

MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     Investment Services - VA International Small Portfolio. . . . . . . . . 21
     Directors and Officers. . . . . . . . . . . . . . . . . . . . . . . . . 21

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . 21

PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . 22

VALUATION  OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

DISTRIBUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

                                      HIGHLIGHTS

                                                                            PAGE
     THE PORTFOLIOS

     Each Portfolio, in effect, represents a separate mutual fund with its own investment objective and policies. The investment objective of each Portfolio is a fundamental policy and may not be changed without the affirmative vote of a majority of its outstanding securities. Shares of the Portfolios are sold only to separate accounts of insurance companies. Proceeds from the sale of shares of a Portfolio will be invested in accordance with that Portfolio's investment objective and policies. A Portfolio will pay its shareholders all dividends and distributions arising from the assets of the Portfolio.

     INVESTMENT OBJECTIVES - DOMESTIC EQUITY PORTFOLIOS                        8

     The investment objective of both the VA Small Value Portfolio and VA Large Value Portfolio (collectively the "Domestic Equity Portfolios") is to achieve long-term capital appreciation. The VA Small Value Portfolio and the VA Large Value Portfolio will invest in common stocks of U.S. companies that are value stocks, primarily because they have a high book value in relation to their market value. The Domestic Equity Portfolios operate as diversified investment companies.

     INVESTMENT OBJECTIVE - VA INTERNATIONAL VALUE PORTFOLIO                   9

     The investment objective of the VA International Value Portfolio is to achieve long-term capital appreciation. The Portfolio seeks to achieve its objective by investing in the stocks of large non-U.S. companies that are value stocks, primarily because they have a high book value in relation to their market value. The VA International Value Portfolio operates as a diversified investment company.

     INVESTMENT OBJECTIVE - VA INTERNATIONAL SMALL PORTFOLIO                  11

     The investment objective of the VA International Small Portfolio is to achieve long-term capital appreciation by investing in marketable stocks of small non-U.S. companies. The Portfolio will be structured by generally basing the amount of each security purchased on the issuer's relative market capitalization, applied on a basis of descending values, with a view to achieving a reasonable reflection of the relative market capitalization of its portfolio companies. The Portfolio operates as a diversified investment company.

     INVESTMENT OBJECTIVES - FIXED INCOME PORTFOLIOS                          15

     The investment objective of VA Short-Term Fixed Portfolio is to achieve stable real value of capital with a minimum of risk. Generally, the Portfolio will acquire high quality obligations which mature within one year from the date of settlement; however, when greater returns are available substantial investments may be made in securities maturing within two years from the date of settlement as well. The VA Short-Term Fixed Portfolio operates as a diversified investment company. The Portfolio intends to concentrate investments in the banking industry under certain circumstances. (See "FIXED INCOME PORTFOLIOS - INVESTMENT OBJECTIVES AND POLICIES" and "Investments in the Banking Industry.")

     The investment objective of VA Global Bond Portfolio is to provide a market rate of return for a fixed income portfolio with low relative volatility of returns. The Portfolio invests in obligations issued or guaranteed by the U.S. and foreign governments and their agencies, obligations of other foreign issuers rated AA or better and supranational organizations. The VA Global Bond Portfolio operates as a non-diversified investment company. (See "FIXED INCOME PORTFOLIOS - INVESTMENT OBJECTIVES AND POLICIES" and "Portfolio Strategy.")

     RISK FACTORS                                                             17

     VA International Small Portfolio and VA International Value Portfolio (collectively, the "International Equity Portfolios") and VA Global Bond Portfolio invest in foreign securities which are traded abroad. VA Short-Term Fixed Portfolio is authorized to invest in dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks and dollar-denominated obligations of foreign issuers traded in the U.S. and also is authorized to concentrate investments in the banking industry in certain circumstances. The Domestic Equity Portfolios and the VA International Value Portfolio may purchase and sell index futures contracts and options thereon. All of the Portfolios are authorized to invest in repurchase agreements. All of the above described policies involve certain risks. (See "RISK FACTORS - ALL PORTFOLIOS.")

     MANAGEMENT OF THE FUND                                                   19


     Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited each serve as a sub-advisor to VA International Small Portfolio. (See "MANAGEMENT OF THE FUND.")


     DIVIDEND POLICY                                                          21

     The International Equity and Domestic Equity Portfolios, except for VA Large Value Portfolio, each distribute substantially all of their net investment income in November and December of each year. VA Large Value Portfolio and VA Global Bond Portfolio distribute dividends from their net investment income quarterly. VA Short-Term Fixed Portfolio distributes dividends from its net investment income monthly. The Portfolios will make any distributions from realized net capital gains on an annual basis. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

     PURCHASE, VALUATION AND REDEMPTION OF SHARES                             21

     Shares of the Portfolios are sold only to separate accounts of insurance companies to fund variable life and variable annuity insurance contracts. Purchases and redemptions are made at net asset value. To invest in a Portfolio, please see the prospectus of the insurance company's separate account which offers variable life and variable annuity insurance contracts to investors.

     The value of the shares issued by the Portfolios will fluctuate in relation to their own investment experience. Unlike money market funds, the shares of VA Short-Term Fixed Portfolio will tend to reflect fluctuations in interest rates because the Portfolio does not seek to stabilize the price of its shares by use of the "amortized cost" method of securities valuation. (See "PURCHASE AND REDEMPTION OF SHARES" and "VALUATION OF SHARES.")

     The expenses in the following table are based on expenses incurred by the Portfolios for the fiscal year ended November 30, 1997.

ANNUAL FUND OPERATING EXPENSES                  MANAGEMENT       OTHER          TOTAL
(AS A PERCENTAGE OF AVERAGE NET ASSETS)             FEE         EXPENSES   OPERATING EXPENSES
                                                ----------      --------   ------------------
VA Small Value                                    0.50%          0.21%          0.71%
VA Large Value                                    0.25%          0.23%          0.48%
VA International Value                            0.40%          0.36%          0.76%
VA International Small                            0.50%          0.49%          0.99%
VA Short-Term Fixed                               0.25%          0.18%          0.43%
VA Global Bond                                    0.25%          0.40%          0.65%

EXAMPLE

     You would pay the following transaction and annual operating expenses on a $1,000 investment in each Portfolio, assuming a 5% annual return over each of the following time periods and redemption at the end of each time period:


                            1 Year     3 Years    5 Years   10 Years
                            ------     -------    -------   --------
VA Small Value                $ 7        $23        $40        $88
VA Large Value                  5         15         27         60
VA International Value          8         24         42         94
VA International Small         10         32         55        121
VA Short-Term Fixed             4         14         24         54
VA Global Bond                  7         21         36         81

     The purpose of the above expense table and Example is to assist investors in understanding the various costs and expenses that an investor in the Portfolios will bear directly or indirectly. The sales charges and expenses of the separate account are not shown above and should be considered before investing. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

     For the fiscal year ended November 30, 1997, the International Equity Portfolios received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of each
Portfolio:


            Portfolio                 Net Revenue        Percentage of Assets
            ---------                 -----------        --------------------
VA International Value Portfolio        $14,000                  0.09%
VA International Small Portfolio        $11,000                  0.13%

                           CONDENSED FINANCIAL INFORMATION

     The following financial highlights are part of the audited financial statements of each Portfolio. The information for the fiscal year ended November 30, 1997 has been audited by independent accountants. The financial statements, related notes, and the report of the independent accountants covering such financial information and financial highlights for the Portfolios' fiscal year ended November 30, 1997, are incorporated by reference into the Portfolios' statement of additional information from the Fund's annual report to shareholders for the year ended November 30, 1997. Further information about the Portfolios' performance is contained in the Fund's annual report to shareholders relating to the Portfolios for the year ended November 30, 1997. A copy of the annual report may be obtained from the Fund upon request at no charge.

                                 FINANCIAL HIGHLIGHTS
                   (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                  VA SMALL                                   VA LARGE
                                                               VALUE PORTFOLIO                            VALUE PORTFOLIO
                                                        ---------------------------------      ---------------------------------
                                                         Year       Year        Oct. 3,          Year       Year       Jan. 13,
                                                         Ended      Ended         to             Ended      Ended        to
                                                        Nov. 30,   Nov. 30,     Nov. 30,        Nov. 30,   Nov. 30,    Nov. 30,
                                                          1997       1996         1995            1997       1996        1995
                                                          ----       ----         ----            ----       ----        ----
Net Asset Value, Beginning of Period  . . . . . .       $11.75     $ 9.69       $10.00          $13.46     $11.29      $10.00
                                                        ------     ------       ------          ------    -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income . . . . . . . . . . . . .         0.06       0.03         0.01            0.24       0.17        0.19
  Net Gains (Losses) on Securities (Realized and
    Unrealized) . . . . . . . . . . . . . . . . .         3.78       2.05        (0.31)           3.07       2.12        1.85
                                                        ------     ------       ------          ------    -------      ------
     Total from Investment Operations . . . . . .         3.84       2.08        (0.30)           3.31       2.29        2.04
                                                        ------     ------       ------          ------    -------      ------
LESS DISTRIBUTIONS
  Net Investment Income . . . . . . . . . . . . .        (0.03)     (0.02)       (0.01)          (0.23)     (0.12)      (0.16)
  Net Realized Gains  . . . . . . . . . . . . . .        (0.11)         --           --          (0.46)         --      (0.59)
                                                        ------     ------       ------          ------    -------      ------
    Total Distributions . . . . . . . . . . . . .        (0.14)     (0.02)       (0.01)          (0.69)     (0.12)      (0.75)
                                                        ------     ------       ------          ------    -------      ------
Net Asset Value, End of Period  . . . . . . . . .       $15.45     $11.75       $ 9.69          $16.08     $13.46      $11.29
                                                        ------     ------       ------          ------    -------      ------
                                                        ------     ------       ------          ------    -------      ------
Total Return  . . . . . . . . . . . . . . . . . .        33.02%     21.47%       (3.04)%#        25.72%     20.45%      20.41%#
Net Assets, End of Period (thousands) . . . . . .       $17,428    $8,058       $4,848         $24,545    $13,570      $6,562
Ratio of Expenses to Average Net Assets . . . . .         0.71%      1.05%        0.99%*          0.48%      1.03%       1.20%*
Ratio of Net Investment Income to Average Net
Assets  . . . . . . . . . . . . . . . . . . . . .         0.45%      0.34%        0.91%*          1.71%      1.59%       2.03%*
Portfolio Turnover Rate . . . . . . . . . . . . .        21.18%      5.19%        0.00%*         20.49%     18.54%      65.38%*
Average Commission Rate (1) . . . . . . . . . . .        $0.0549    $0.0678        N/A           $0.0479    $0.0484       N/A


------------------------

*Annualized
#Non-Annualized
(1) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

                                 FINANCIAL HIGHLIGHTS
                   (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                              VA INTERNATIONAL                           VA INTERNATIONAL
                                                               VALUE PORTFOLIO                            SMALL PORTFOLIO
                                                        ---------------------------------       ---------------------------------
                                                         Year       Year        Oct. 3,          Year       Year       Oct. 3,
                                                         Ended      Ended          to            Ended      Ended        to
                                                        Nov. 30,   Nov. 30,     Nov. 30,        Nov. 30,   Nov. 30,    Nov. 30,
                                                          1997       1996         1995            1997       1996        1995
                                                          ----       ----         ----            ----       ----        ----
Net Asset Value, Beginning of Period  . . . . . .       $11.41     $10.03       $10.00          $10.48     $ 9.71      $10.00
                                                        ------     ------       ------          ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)  . . . . . . . . .         0.17       0.11           --            0.09       0.06       (0.01)
  Net Gains (Losses) on Securities (Realized and
    Unrealized) . . . . . . . . . . . . . . . . .        (0.56)      1.29         0.03           (2.30)      0.71       (0.28)
                                                        ------     ------       ------          ------     ------      ------
     Total from Investment Operations . . . . . .        (0.39)      1.40         0.03           (2.21)      0.77       (0.29)
                                                        ------     ------       ------          ------     ------      ------
LESS DISTRIBUTIONS
  Investment Income . . . . . . . . . . . . . . .        (0.10)        --           --           (0.06)        --          --
  Net Realized Gains  . . . . . . . . . . . . . .        (0.05)     (0.02)          --           (0.22)        --          --
                                                        ------     ------       ------          ------     ------      ------
    Total Distributions . . . . . . . . . . . . .        (0.15)     (0.02)          --           (0.28)        --          --
                                                        ------     ------       ------          ------     ------      ------
  Net Asset Value, End of Period  . . . . . . . .       $10.87     $11.41       $10.03          $ 7.99     $10.48      $ 9.71
                                                        ------     ------       ------          ------     ------      ------
                                                        ------     ------       ------          ------     ------      ------
Total Return  . . . . . . . . . . . . . . . . . .        (3.45)%    13.92%        0.30%#        (21.54)%     7.93%      (2.90)%#
Net Assets, End of Period (thousands) . . . . . .       $17,610   $10,517       $5,014          $9,884     $6,007      $4,856
Ratio of Expenses to Average Net Assets . . . . .         0.76%      1.17%        1.32%*          0.99%      1.27%       2.52%*
Ratio of Net Investment Income to Average Net
Assets  . . . . . . . . . . . . . . . . . . . . .         1.83%      1.29%       (0.20)%*         1.32%      0.63%      (0.39)%*
Portfolio Turnover Rate . . . . . . . . . . . . .         7.95%      4.14%        0.00%*          8.57%      6.40%       0.00%*
Average Commission Rate (1) . . . . . . . . . . .        $0.0079    $0.0080       N/A            $0.0118    $0.0200        N/A


------------------------

*Annualized
#Non-Annualized
(1) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

                                 FINANCIAL HIGHLIGHTS
                   (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                VA SHORT-TERM                                VA GLOBAL
                                                              FIXED PORTFOLIO(1)                         BOND PORTFOLIO(1)
                                                        --------------------------------       --------------------------------
                                                         Year       Year        Oct. 3,          Year       Year       Jan. 13,
                                                        Ended      Ended          to             Ended      Ended        to
                                                        Nov. 30,   Nov. 30,     Nov. 30,        Nov. 30,   Nov. 30,    Nov. 30,
                                                          1997       1996         1995            1997      1996(1)      1995
                                                          ----       ----         ----            ----      -------      ----
Net Asset Value, Beginning of Period  . . . . . .       $10.08     $10.04       $10.00          $11.14      $10.61      $10.00
                                                       -------    -------      -------         -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income . . . . . . . . . . . . .         0.53       0.48         0.08            0.42        0.37        0.48
  Net Gains (Losses) on Securities (Realized and
    Unrealized) . . . . . . . . . . . . . . . . .           --       0.04           --            0.34        0.57        0.81
                                                       -------    -------      -------         -------     -------     -------
     Total from Investment Operations . . . . . .         0.53       0.52         0.08            0.76        0.94        1.29
                                                       -------    -------      -------         -------     -------     -------
LESS DISTRIBUTIONS
  Net Investment Income . . . . . . . . . . . . .        (0.53)     (0.48)       (0.04)          (0.94)      (0.41)      (0.57)
  Net Realized Gains  . . . . . . . . . . . . . .           --         --           --           (0.27)         --       (0.11)
                                                       -------    -------      -------         -------     -------     -------
    Total Distributions . . . . . . . . . . . . .        (0.53)     (0.48)       (0.04)          (1.21)      (0.41)      (0.68)
                                                       -------    -------      -------         -------     -------     -------
Net Asset Value, End of Period  . . . . . . . . .       $10.08     $10.08       $10.04          $10.69      $11.14      $10.61
                                                       -------    -------      -------         -------     -------     -------
                                                       -------    -------      -------         -------     -------     -------
Total Return  . . . . . . . . . . . . . . . . . .         5.46%      5.34%        0.81%#          7.58%       9.16%      13.09%#
Net Assets, End of Period (thousands) . . . . . .      $15,136    $ 7,789      $ 5,041         $ 7,073     $ 3,703     $ 3,393
Ratio of Expenses to Average Net Assets . . . . .         0.43%      0.70%        0.63%*          0.65%       1.73%       1.31%*
Ratio of Net Investment Income to Average Net
Assets  . . . . . . . . . . . . . . . . . . . . .         5.44%      4.93%        5.11%*          4.09%       3.43%       5.08%
*Portfolio Turnover Rate  . . . . . . . . . . . .        72.92%     29.27%        0.00%*         58.35%      88.93%      60.09%


------------------------

1    (Restated to reflect a 900% stock dividend as of January 2, 1996.)
*    Annualized
#    Non-Annualized

     The total return information shown in the Financial Highlights tables does not reflect the expenses that apply to a separate account or the related insurance policies, and inclusion of these charges would reduce the total return figures for all periods shown. Until October 1995, VA Large Value Portfolio invested approximately 50% of its total assets in the stocks of large non-U.S. companies and approximately 50% of its total assets in the stocks of U.S. companies. The total return information presented in the Financial Highlights table for VA Large Value Portfolio for the fiscal year ended November 30, 1995, reflects the performance of the Portfolio when it invested in the stocks of both U.S. and non-U.S. companies. The total return information of VA Large Value Portfolio for the period ended November 30, 1995 should not be considered indicative of its future performance.


                              DOMESTIC EQUITY PORTFOLIOS

PORTFOLIO CHARACTERISTICS AND POLICIES

     The investment objective of each of the Domestic Equity Portfolios is to achieve long-term capital appreciation. VA Large Value Portfolio and VA Small Value Portfolio will invest in common stocks of U.S. companies which the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). Generally, a company's shares will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies with the highest positive book to market ratios whose shares are listed on the New York Stock Exchange ("NYSE") and, except as described under "Portfolio Structure," will be considered eligible for investment. VA Large Value Portfolio will purchase common stocks of companies whose market capitalizations equal or exceed that of the company having the median market capitalization of companies whose shares are listed on the NYSE, and the VA Small Value Portfolio will purchase common stocks of companies whose market capitalizations are smaller than such company. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry.

PORTFOLIO STRUCTURE


     Each Domestic Equity Portfolio will operate as a diversified investment company. Further, neither Portfolio will invest more than 25% of its total assets in securities of companies in a single industry. Ordinarily, at least 80% of the assets of each Portfolio will be invested in a broad and diverse group of readily marketable common stocks of U.S. companies with high book to market ratios, as described above. The Portfolios may invest a portion of their assets, ordinarily not more than 20%, in high quality, highly liquid fixed income securities such as money market instruments, including short-term repurchase agreements. The Portfolios also may invest in index futures contracts and options on index futures contracts provided that, in accordance with current regulations, not more than 5% of the Portfolio's total assets are then invested as initial margin deposits on such contracts or options. The Portfolios will purchase securities that are listed on the principal U.S. national securities exchanges and traded in the over-the-counter market ("OTC").


     Each Domestic Equity Portfolio will be structured on a market capitalization basis, by generally basing the amount of each security purchased on the issuer's relative market capitalization, with a view to creating in each Portfolio a reasonable reflection of the relative market capitalizations of its portfolio companies. However, the Advisor may exclude the securities of a company that otherwise meets the applicable criteria described above if the Advisor determines in its best judgment that other conditions exist that make the inclusion of such security inappropriate.

     Deviation from strict market capitalization weighting will also occur in the Domestic Equity Portfolios because they intend to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by a Portfolio may be reduced, from time to time, from the level which strict adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of a Portfolio's assets may be invested in interest-bearing obligations, as described above, thereby causing further deviation from strict market capitalization weighting. The Portfolios may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, the Portfolios may acquire securities eligible for purchase or otherwise represented in the Portfolios at the time of the exchange in exchange for the issuance of their shares. While such purchases and acquisitions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of a Portfolio.

     On not less than a semi-annual basis, for each Portfolio the Advisor will calculate the book to market ratio necessary to determine those companies whose stocks may be eligible for investment.

PORTFOLIO TRANSACTIONS

     The Domestic Equity Portfolios do not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. As described under "Portfolio Structure," investments will be made in virtually all eligible securities on a market capitalization weighted basis.




     Generally, securities will be purchased with the expectation that they will be held for longer than one year. VA Large Value Portfolio may sell portfolio securities when the issuer's market capitalization falls substantially below that of the issuer with the minimum market capitalization which is then eligible for purchase by the Portfolio. VA Small Value Portfolio may sell portfolio securities when the issuer's market capitalization increases to a level that substantially exceeds that of the issuer with the largest market capitalization which is then eligible for investment by the Portfolio. However, securities may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale.

     In addition, VA Large Value Portfolio may sell portfolio securities when their book to market ratio falls substantially below that of the security with the lowest such ratio that is then eligible for purchase by the Portfolio. VA Small Value Portfolio may also sell portfolio securities in the same circumstances; however, that Portfolio anticipates generally to retain securities of issuers with relatively smaller market capitalizations for longer periods, despite any decrease in the issuer's book to market ratio.


                           INTERNATIONAL EQUITY PORTFOLIOS

                           VA INTERNATIONAL VALUE PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of VA International Value Portfolio is to achieve long-term capital appreciation. The Portfolio operates as a diversified investment company and seeks to achieve its investment objective by investing in the value stocks of large non-U.S. companies. A company's shares will be considered eligible for investment if the Advisor believes such shares are value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a book to market ratio that equals or exceeds the ratios of any of the 30% of companies in that country with the highest positive book to market ratios. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. As of the date of this prospectus, the VA International Value Portfolio intends to invest in companies which have a market capitalization of at least $800 million and are listed on a major exchange in such country. The Advisor may reset such floor from time to time to reflect changing market conditions. The Portfolio will be approximately market capitalization weighted. Although it does not presently intend to do so, the Portfolio reserves the right to invest in companies that have market capitalizations of less than $800 million.

     Under normal market conditions, the Portfolio will invest at least 65% of the value of its assets in issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries. The Portfolio will not invest more than 25% of its total assets in securities of companies in a single industry.

     The Portfolio reserves the right to invest in index futures contracts and options on index futures contracts to commit funds awaiting investment or to maintain liquidity. The Portfolio will not purchase futures contracts if as a result more than 5% of its total assets would then consist of initial margin deposits on such contracts. Such investments entail certain risks. (See "RISK FACTORS - ALL PORTFOLIOS.")

     A portion, but generally not in excess of 20% of the Portfolio's assets, may be invested in the nine categories of interest-bearing obligations described in "FIXED INCOME PORTFOLIOS - INVESTMENT OBJECTIVES AND POLICIES - Description of Investments."


     The Portfolio intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the Portfolio may invest in the stocks of large companies in Australia, Belgium, Denmark, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the Portfolio's growth permits, it may invest in the stocks of large companies in other developed markets, including Austria, Finland and Ireland.


     In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain companies in the Portfolio may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holding within the same country. The Advisor may exclude the stock of a company that otherwise meets the applicable criteria if the Advisor determines in its best judgment that other conditions exist that make the purchase of stock for the Portfolio inappropriate.

     Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the Portfolio take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the Advisor will prepare lists of non-U.S. large companies with high book to market ratios whose shares may be eligible for investment. Additional investments will not be made in securities which have depreciated in value to such an extent that they are not then considered by the Advisor to be large companies. This may result in deviation from market capitalization weighting, and such deviation could be substantial if a significant amount of the Portfolio's holdings decrease in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

PORTFOLIO STRUCTURE

     The Advisor may exclude the securities of a company that otherwise meets the criteria described above if the Advisor determines in its best judgment that other conditions exist that make the inclusion of such security inappropriate. This will result in some deviation from strict market capitalization weighting. Deviation from strict market capitalization weighting will also occur in the Portfolio because it intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Portfolio may be reduced, from time to time, from the level which strict adherence to market capitalization weighting would otherwise require. Any portion of the Portfolio's assets invested in interest-bearing obligations would cause a further deviation from strict market capitalization weighting. The Portfolio may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, the Portfolio may acquire securities eligible for purchase or otherwise represented in the Portfolio at the time of the exchange in exchange for the issuance of its shares. While such purchases might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Portfolio. If securities must be sold in order to obtain funds to make redemption payments, such securities may be repurchased by the Portfolio as additional cash becomes available to it. However, the Portfolio has retained the right to borrow to make redemption payments and is also authorized to redeem its shares in kind.

     It is management's belief that the value stocks of large companies offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the Portfolio involves greater risk than including a large number of them. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the Portfolio.

     The Portfolio does not seek current income as an investment objective, and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Portfolio do pay dividends. It is anticipated, therefore, that the Portfolio will receive dividend income.

PORTFOLIO TRANSACTIONS


     The Portfolio does not intend to purchase or sell a security based on the prospects for an individual country's economy, the securities markets in that country or the individual issuer whose shares are eligible for purchase. As described above, investments will be made in virtually all eligible securities on a market capitalization weighted basis. The Portfolio may sell securities when the issuer's market capitalization falls substantially below that of the issuer with the minimum market capitalization which is then eligible for purchase by the Portfolio. In addition, the Portfolio may sell portfolio securities when their book to market ratio falls substantially below that of the security with the lowest such ratio that is then eligible for purchase by the Portfolio. Generally, securities will be purchased with the expectation that they will be held for longer than one year.



                           VA INTERNATIONAL SMALL PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

     VA International Small Portfolio operates as a diversified investment company whose investment objective is to achieve long-term capital appreciation and provides investors with access to securities portfolios consisting of small Japanese, United Kingdom, Continental and Pacific Rim companies. The VA International Small Portfolio will seek to achieve its investment objective by investing its assets in a broad and diverse group of marketable stocks of (1) Japanese small companies which are traded in the Japanese securities markets;
(2) United Kingdom small companies which are traded principally on the International Stock Exchange of the United Kingdom and the Republic of Ireland ("ISE"); (3) small companies organized under the laws of certain European countries; and (4) small companies located in Australia, New Zealand and Asian countries whose shares are traded principally on the securities markets located in those countries. The Advisor will determine the initial allocation of assets among the four segments of VA International Small Portfolio and will periodically review and adjust such allocation, all in its sole discretion.

     Company size will be determined for purposes of this Portfolio solely on the basis of a company's market capitalization. "Market capitalization" will be calculated by multiplying the price of a company's stock by the number of its shares of that stock outstanding. Each segment of VA International Small Portfolio will be structured to reflect reasonably the relative market capitalizations of the portfolio companies in that segment. The Advisor believes that over the long term the investment performance of small companies in developed countries is superior to large companies, and that investment in the Portfolio is an effective way to improve global diversification.

     JAPANESE SMALL COMPANY SEGMENT

     Generally, reference in this prospectus to the term "Japanese small company" means a company located in Japan whose market capitalization is not larger than the largest of those in the smaller one-half (deciles 6 through 10) of companies whose securities are listed on the First Section of the Tokyo Stock Exchange ("TSE"). While the Portfolio will invest primarily in the stocks of small companies which are listed on the TSE, it may acquire the stocks of Japanese small companies which are traded in other Japanese securities markets as well.

     UNITED KINGDOM SMALL COMPANY SEGMENT

     Generally, reference in this prospectus to a "United Kingdom small company" means a company organized in the United Kingdom, with shares listed on the ISE whose market capitalization is not larger than the largest of those in the smaller one-half (deciles 6 through 10) of companies included in the Financial Times-Actuaries All Share Index ("FTA").

     The FTA is an index of stocks traded on the ISE, which is similar to the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), and is used by investment professionals in the United Kingdom for the same purposes as investment professionals in the United States use the S&P 500 Index. While the FTA typically will be used by the Portfolio to determine the maximum market capitalization of any company whose stock the Portfolio will purchase, Portfolio acquisitions will not be limited to stocks which are included in the FTA. The Portfolio will not, however, purchase shares of any investment trust or of any company whose market capitalization is less than $5,000,000.

     CONTINENTAL SMALL COMPANY SEGMENT


     The Portfolio is authorized to invest in readily marketable stocks of a broad and diverse group of small companies organized under the laws of certain European countries. As of the date of this prospectus, the Portfolio may invest in small companies located in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland, whose shares are traded principally in securities markets located in those countries. Company size will be determined by the Advisor in a manner that will compare the market capitalizations of companies in all countries of this segment in which the Portfolio invests (i.e., on a European basis). The Advisor typically will use the appropriate country indices of the Financial Times-Actuaries World Index ("FTW") converted to a common currency, the U.S. dollar, and aggregated to define "small companies." The FTW consists of a series of country indices which contain generally the largest companies in the major industry sectors in proportion to their market capitalization whose shares are available for purchase by non-resident investors. Its constituents represent about 70% of the total market capitalization of the respective markets. Generally, companies with publicly traded stock whose market capitalizations are not greater than the largest of those in the smallest 20% (9th and 10th deciles) of companies listed in the FTW as combined for the countries in this segment will be considered to be "Continental small companies" and will be eligible for purchase by the Portfolio.


     While the Advisor typically will use the aggregated FTW indices to determine the maximum size of eligible portfolio companies, portfolio acquisitions will not be limited to stocks listed on the FTW for any country. The Portfolio does not intend, however, to purchase shares of any company whose market capitalization is less than the equivalent of $5,000,000. The Advisor may in its discretion either limit further investments in a particular country or divest the Portfolio of holdings in a particular country. (See "Portfolio Structure.")

     PACIFIC RIM SMALL COMPANY SEGMENT

     The Portfolio is authorized to invest in stocks of small companies located in Australia, New Zealand and Asian countries whose shares are traded principally on the securities markets located in those countries. Company size will be determined by the Advisor in a manner that will compare the market capitalizations of the companies in all countries of this segment in which the Portfolio invests (i.e., on a Pacific Rim basis). The Advisor typically will use the appropriate country indices of the FTW converted to a common currency and aggregated to define "small companies." Generally, companies with publicly traded stock whose market capitalizations are not greater than the largest of those in the smallest 30% (8th, 9th and 10th deciles) of companies listed in the FTW as combined for the countries in this segment will be considered to be "Pacific Rim small companies" and will be eligible for purchase by the Portfolio. As of the date of this prospectus, the Portfolio invests in the Pacific Rim small companies in Australia, Hong Kong, Korea, Malaysia, New Zealand and Singapore. In the future, the Advisor may add small companies located in other Asian countries as securities markets in these countries become accessible.

     While the Advisor typically will use the aggregated FTW indices to determine the maximum size of eligible portfolio companies, portfolio acquisitions will not be limited to stocks listed on the FTW for any country. The Portfolio does not intend to purchase shares of any company whose market capitalization is less than $5,000,000. The Advisor may in its discretion either limit further investments in a particular country or divest the Portfolio of holdings in a particular country.

PORTFOLIO STRUCTURE

     With respect to each segment, VA International Small Portfolio intends to acquire a portion of the stock of each eligible company on a market capitalization basis. The Portfolio also may invest up to 5% of its assets in convertible debentures issued by Japanese, United Kingdom, Continental and Pacific Rim small companies.

     VA International Small Portfolio is structured by generally basing the amount of each security purchased in each segment on the issuer's relative market capitalization within that segment with a view to creating in the Portfolio a reasonable reflection of the relative market capitalizations of the portfolio companies segment by segment. The decision to include or exclude the shares of an issuer will be made on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country, except with respect to Continental and Pacific Rim small companies, such determination shall be made by reference to other companies located in all countries in the respective segment. Company size is measured in terms of local currencies in order to eliminate the effect of variations in currency exchange rates, except with respect to Continental and Pacific Rim small company segments, in which segments company size will be measured in terms of a common currency. Even though a company's stock may meet the applicable market capitalization criterion, it may not be purchased if (i) in the Advisor's judgment, the issuer is in extreme financial difficulty, (ii) the issuer is involved in a merger or consolidation or is the subject of an acquisition or
(iii) a significant portion of the issuer's securities are closely held. Further, securities of real estate investment trusts will not be acquired (except as a part of a merger, consolidation or acquisition of assets). In addition, the Advisor may exclude the stock of a company that otherwise meets applicable market capitalization criterion if the Advisor determines in its best judgment that other conditions exist that make the purchase of such stock inappropriate.

     Deviation from strict market capitalization weighting will also occur because the Advisor intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held may be reduced from time to time from the level which strict adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Portfolio's assets may be invested in interest-bearing obligations, such as money-market instruments for this purpose, thereby causing further deviation from strict market capitalization weighting.

     Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, the Portfolio may acquire securities eligible for purchase or otherwise represented in the Portfolio at the time of the exchange in exchange for the issuance of shares. While such purchases and acquisitions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

     If securities must be sold in order to obtain funds to make redemption payments, they may be repurchased as additional cash becomes available. In most instances, however, management would anticipate selling securities which had appreciated sufficiently to be eligible for sale and, therefore, would not need to repurchase such securities. (See "Portfolio Transactions.")

     Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the Advisor will determine the market capitalization of the largest small company
eligible for investment in each segment.   Common stocks whose market
capitalizations are not greater than such company will be purchased. Additional investments generally will not be made in securities which have appreciated in value sufficiently to be excluded from the Advisor's then current market capitalization limit for eligible portfolio securities. This may result in further deviation from strict market capitalization weighting, and such deviation could be substantial if a significant amount of holdings increase in value sufficiently to be excluded from the limit for eligible securities, but not by a sufficient amount to warrant their sale. (See "Portfolio Transactions.") A further deviation from market capitalization weighting may occur if the Portfolio invests a portion of its assets in convertible debentures.

     It is management's belief that the stocks of small companies offer, over a long term, a prudent opportunity for capital appreciation but, at the same time, selecting a limited number of such issues for investment involves greater risk than investing in a large number of them. The Portfolio intends to invest at least 80% of its assets in equity securities of Japanese, United Kingdom, Continental and Pacific Rim small companies.

     Generally, current income is not sought as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be selected for investment do pay dividends. It is anticipated, therefore, that dividend income will be received.

PORTFOLIO TRANSACTIONS


     On a periodic basis, the Advisor will review each Portfolio's holdings and determine which, at the time of such review, are no longer considered Japanese, United Kingdom, Continental or Pacific Rim small companies. The present policy of the Advisor is to consider portfolio securities for sale when they have appreciated sufficiently to rank, on a market capitalization basis, more than one full decile higher than the company with the largest market capitalization that is eligible for purchase by the Portfolio as determined periodically by the Advisor. The Advisor may, from time to time, revise that policy if, in the opinion of the Advisor, such revision is necessary to maintain appropriate market capitalization weighting.


     Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities may be disposed of, however, at any time when, in the Advisor's judgment, circumstances, such as (but not limited to) tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices, warrant their sale. Generally, securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining portfolios of companies with small market capitalizations.


                                   SECURITIES LOANS


     All of the Portfolios are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While a Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of a Portfolio. The value of securities loaned may not exceed 33 1/3% of the value of a Portfolio's total assets. In connection with such loans, a Portfolio will receive collateral consisting of cash or U.S. Government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the

Portfolios will be able to terminate the loan at any time, will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures.



             FIXED INCOME PORTFOLIOS - INVESTMENT OBJECTIVES AND POLICIES


VA SHORT-TERM FIXED PORTFOLIO

     The investment objective of VA Short-Term Fixed Portfolio is to achieve a stable real value (i.e., a return in excess of the rate of inflation) of invested capital with a minimum of risk. The Portfolio will invest in U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, the Portfolio will acquire obligations which mature within one year from the date of settlement, but substantial investments may be made in obligations maturing within two years from the date of settlement when greater returns are available. It is the Portfolio's policy that the weighted average length of maturity of investments will not exceed one year. The Portfolio principally invests in certificates of deposit, commercial paper, bankers' acceptances, notes and bonds. The Portfolio will invest more than 25% of its total assets in obligations of U.S. and/or foreign banks and bank holding companies when the yield to maturity on these instruments exceeds the yield to maturity on all other eligible portfolio investments of similar quality for a period of five consecutive days when the NYSE is open for trading. (See "Investments in the Banking Industry.")

VA GLOBAL BOND PORTFOLIO


     The investment objective of VA Global Bond Portfolio is to provide a market rate of return for a fixed income portfolio with low relative volatility of returns. The Portfolio will invest primarily in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, obligations of other foreign issuers rated AA or better and supranational organizations, such as the World Bank, the European Investment Bank, European Economic Community, and European Coal and Steel Community or corporate debt obligations. At the present time, the Advisor expects that most investments will be made in the obligations of issuers which are developed countries, such as those countries which are members of the Organization of Economic Cooperation and Development (OECD). However, in the future, the Advisor anticipates investing in issuers located in other countries as well. Under normal market conditions, the Portfolio will invest at least 65% of the value of its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States. The Portfolio will acquire obligations which mature within five years from the date of settlement. Because many of the Portfolio's investments will be denominated in foreign currencies, the Portfolio will also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. Inasmuch as VA Global Bond Portfolio intends to continually hedge against the risk of variations in currency exchange rates, the Advisor believes that the variation of the Portfolio's investment performance in relation to fluctuations in currency exchange rates will be minimized.


DESCRIPTION OF INVESTMENTS


     The following is a description of the categories of investments which may be acquired by the Fixed Income Portfolios. VA Short-Term Fixed Portfolio may invest in all of the securities and obligations listed in categories 1-6 and 8, and VA Global Bond Portfolio may invest in the securities and obligations listed in categories 1-10.


     1. U.S. GOVERNMENT OBLIGATIONS - Debt securities issued by the U.S. Treasury which are direct obligations of the U.S. government, including bills, notes and bonds.

     2. U.S. GOVERNMENT AGENCY OBLIGATIONS - Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, including the Federal National Mortgage Association, Federal Home Loan Bank and the Federal Housing Administration.


     3. CORPORATE DEBT OBLIGATIONS - Non-convertible corporate debt securities (e.g., bonds and debentures) which are issued by companies whose commercial paper is rated Prime-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Rating Group, a Division of The McGraw-Hill Companies ("S&P") and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer's commercial paper is unrated, then the debt security would have to be rated at least AA by S&P or Aa2 by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Advisor must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.


     4. BANK OBLIGATIONS - Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired from banks with assets in excess of $1,000,000,000.

     5. COMMERCIAL PAPER - Rated, at the time of purchase, A-1 or better by S&P or Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody's or AAA by S&P, and having a maximum maturity of nine months.

     6. REPURCHASE AGREEMENTS - Instruments through which the Portfolios purchase securities ("underlying securities") from a bank, or a registered U.S. government securities dealer, with an agreement by the seller to repurchase the security at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. The Portfolios will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of the Portfolio's total assets would be so invested. The Portfolios will also only invest in repurchase agreements with a bank if the bank has at least $1,000,000,000 in assets and is approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

     7. FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS - Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments, or their agencies and instrumentalities.

     8. SUPRANATIONAL ORGANIZATION OBLIGATIONS - Debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

     9. FOREIGN ISSUER OBLIGATIONS - Debt securities of non-U.S. issuers rated AA or better by S&P and Aa2 or better by Moody's.


     10. EURODOLLAR OBLIGATIONS - Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

     Investors should be aware that the net asset values of the Fixed Income Portfolios may change as general levels of interest rates fluctuate. When interest rates increase, the value of a portfolio of fixed-income securities can be expected to decline. Conversely, when interest rates decline, the value of a portfolio of fixed-income securities can be expected to increase.


     The categories of investments that may be acquired by the Fixed Income Portfolios may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates.

Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR) or the Treasury bill rate.

INVESTMENTS IN THE BANKING INDUSTRY

     VA Short-Term Fixed Portfolio will invest more than 25% of its total assets in obligations of U.S. and/or foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments for a period of five consecutive days when the NYSE is open for trading. For the purpose of this policy, which is a fundamental policy of the Portfolio that can only be changed by a vote of shareholders of the Portfolio, banks and bank holding companies are considered to constitute a single industry, the banking industry. When investment in such obligations exceeds 25% of the total net assets of the Portfolio, the Portfolio will be considered to be concentrating its investments in the banking industry. As of the date of this prospectus, the Portfolio is not concentrating its investments in this industry.

     The types of bank and bank holding company obligations in which VA Short-Term Fixed Portfolio may invest include: dollar-denominated certificates of deposit, bankers' acceptances, commercial paper and other debt obligations issued in the United States and which mature within two years of the date of settlement, provided such obligations meet the Portfolio's established credit rating criteria as stated under "Description of Investments." In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities.

PORTFOLIO STRATEGY

     VA Short-Term Fixed Portfolio will be managed with a view to capturing credit risk premiums and term or maturity premiums. As used herein, the term "credit risk premium" means the anticipated incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and "maturity risk premium" means the anticipated incremental return on investment for holding securities having maturities of longer than one month compared to securities having a maturity of one month. The Advisor believes that credit risk premiums are available largely through investment in high grade commercial paper, certificates of deposit and corporate obligations. The holding period for assets of the Portfolio will be chosen with a view to maximizing anticipated monthly returns, net of trading costs.

     VA Global Bond Portfolio will be managed with a view to capturing maturity risk premiums. Ordinarily the Portfolio will invest primarily in obligations issued or guaranteed by foreign governments and their agencies and instrumentalities, obligations of other foreign issuers rated AA or better and
supranational organizations.   Supranational issuers include the European
Economic Community, the European Coal and Steel Community, the Nordic Investment Bank, the World Bank and the Japanese Development Bank. The Portfolio will own obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities also. At times when, in the Advisor's judgment, eligible foreign securities do not offer maturity risk premiums that compare favorably with those offered by eligible U.S. securities, the Portfolio will be invested primarily in the latter securities.


     VA Global Bond Portfolio is "non-diversified," as defined in the Investment Company Act of 1940 (the "1940 Act"), which means that, as to 75% of its total assets, more than 5% may be invested in the securities of a single issuer. However, for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), the Portfolio is "diversified" because as to 50% of its total assets, no more than 5% may be invested in the securities of a single issuer, and the Portfolio intends to invest no more than 55% of the value of its total assets in cash, cash items, government securities and other regulated investment companies. The Portfolio will not invest more than 25% of its assets in securities of companies in any one industry. Management does not consider securities which are issued by the U.S. government or its agencies or instrumentalities to be investments in an "industry." However, management currently considers securities issued by a foreign government to be subject to the 25% limitation, with the effect that not more than 25% of the Portfolio's total assets will be invested in securities issued by any one foreign government. The Portfolio will not invest more than 25% of its total assets in obligations of supranational organizations. Finally, the Portfolio might invest in certain securities issued by companies, such as Caisse Nationale des Telecommunication, a communications company, whose obligations are guaranteed by a foreign government. Management considers such a company to be within a particular industry (in this case, the communications industry) and, therefore, the Portfolio will invest in the securities of such a company only if it can do so under the Portfolio's policy of not being concentrated in any single industry.

     VA Short-Term Fixed Portfolio is expected to have a high portfolio turnover rate due to the relatively short maturities of the securities to be acquired.
It is anticipated that the annual rate of VA Short-Term Fixed Portfolio could be 0% to 200%. The annual portfolio turnover rate of VA Global Bond Portfolio is not expected to exceed 100%. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when management believes that portfolio changes are appropriate. While the Fixed Income Portfolios acquire securities in principal transactions and, therefore, do not pay brokerage commissions, the spread between the bid and asked prices of a security may be considered to be a "cost" of trading. Such costs ordinarily increase with trading activity. However, as stated above, securities ordinarily will be sold when, in the Advisor's judgment, the monthly return of a Portfolio will be increased as a result of portfolio transactions after taking into account the cost of trading. It is anticipated that securities will be acquired in the secondary markets for short term instruments.


                            RISK FACTORS - ALL PORTFOLIOS

SMALL COMPANY SECURITIES

     Typically, securities of small companies are less liquid than securities of large companies. Recognizing this factor, VA International Small Portfolio and VA Small Value Portfolio will endeavor to effect securities transactions in a manner to avoid causing significant price fluctuations in the market for these securities.

FOREIGN SECURITIES

     The International Equity Portfolios and Fixed Income Portfolios invest in foreign issuers. Such investments involve risks that are not associated with investments in U.S. public companies. Such risks may include legal, political and or diplomatic actions of foreign governments, such as imposition of withholding taxes on interest and dividend income payable on the securities held, possible seizure or nationalization of foreign deposits, establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the value of the assets held by the Portfolios. Further, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those of U.S. public companies and there may be less publicly available information about such companies than comparable U.S. companies. Certain of the foreign markets in which the Portfolios may invest have recently transitioned from or are in the process of transitioning from centrally controlled to market-based economies. There can be no assurance that such transitions will be successful. The Fixed Income Portfolios may invest in obligations of supranational organizations. The value of the obligations of these organizations may be adversely affected if one or more of their supporting governments discontinue their support. Also, there can be no assurance that any of the Portfolios will achieve its investment objective.


     The economies of many countries in which the International Equity Portfolios and the Fixed Income Portfolios invest are not as diverse or resilient as the U.S. economy, and have significantly less financial resources. Some countries are more heavily dependent on international trade and may be affected to a greater extent by protectionist measures of their governments, or dependent upon a relatively limited number of commodities and, thus, sensitive to changes in world prices for these commodities.

     In many foreign countries, stock markets are more variable than U.S. markets for two reasons. Contemporaneous declines in both (i) foreign securities prices in local currencies and (ii) the value of local currencies in relation to the U.S. dollar can have a significant negative impact on the net asset value of a Portfolio that holds the foreign securities. The net asset value of the Portfolios are denominated in U.S. dollars, and, therefore, declines in market price of both the foreign securities held by a Portfolio and the foreign currency in which those securities are denominated will be reflected in the net asset value of the Portfolio's shares.


FOREIGN CURRENCIES AND RELATED TRANSACTIONS

     Investments of the International Equity Portfolios and VA Global Bond Portfolio will be denominated in foreign currencies. Changes in the relative values of foreign currencies and the U.S. dollar, therefore, will affect the value of investments of these Portfolios. These Portfolios may purchase foreign currency futures contracts and options in order to hedge against changes in the level of foreign currency exchange rates, provided not more than 5% of each Portfolio's assets are then invested as initial margin deposits on such contracts or options. Such contracts involve an agreement to purchase or sell a specific currency at a future date at a price set in the contract and enable the Portfolios to protect against losses resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies occurring between the trade and settlement dates of Portfolio securities transactions, but they also tend to limit the potential gains that might result from a positive change in such currency relationships.

BORROWING

     Each Portfolio has reserved the right to borrow amounts not exceeding 33% of its net assets for the purposes of making redemption payments. When advantageous opportunities to do so exist, each Portfolio may purchase securities when borrowings exceed 5% of the value of its net assets. Such purchases can be considered to be "leveraging" and, in such circumstances, the net asset value of the Portfolio may increase or decrease at a greater rate than would be the case if the Portfolio had not leveraged. The interest payable on the amount borrowed would increase the Portfolio's expenses and, if the appreciation and income produced by the investments purchased when the Portfolio has borrowed are less than the cost of borrowing, the investment performance of the Portfolio will be reduced as a result of leveraging.

PORTFOLIO STRATEGIES

     The method employed by the Advisor to manage the Domestic Equity and International Equity Portfolios will differ from the process employed by many other investment advisors in that the Advisor will rely on fundamental analysis of the investment merits of securities to a limited extent to eliminate potential portfolio acquisitions rather than rely on this technique to select securities. Further, because securities generally will be held long-term and will not be eliminated based on short-term price fluctuations, the Advisor generally will not act upon general market movements or short-term price fluctuations of securities to as great an extent as many other investment advisors.

FUTURES CONTRACTS AND OPTIONS ON FUTURES


     The Domestic Equity Portfolios and VA International Value Portfolio may invest in index futures contracts and options on index futures contracts. To the extent that a Portfolio invests in futures contracts and options thereon for other than bona fide hedging purposes, no Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Portfolio's total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. These investments entail the risk that an imperfect correlation may exist between changes in the market value of the stocks owned by the Portfolios, and the prices of such futures contracts and options, and, at times, the market for such contracts and options might lack liquidity, thereby inhibiting a Portfolio's ability to close a position in such investments. Gains or losses on investments in options and futures depend on the direction of securities prices, interest rates and other economic factors, and the loss from investing in futures contracts is potentially unlimited. The Portfolios' investment in futures contracts and options are subject to special tax rules that may affect the amount, timing and character of the income earned by the Portfolios and the Portfolios' distributions to their shareholders. (These special rules are discussed in the statement of additional information.)


BANKING INDUSTRY CONCENTRATIONS

     Concentrating in obligations of the banking industry may involve additional risk by foregoing the safety of investing in a variety of industries. Changes in the market's perception of the riskiness of banks relative to non-banks could cause more fluctuations in the net asset value of VA Short-Term Fixed Portfolio than might occur in less concentrated portfolios.

REPURCHASE AGREEMENTS

     In addition, all of the Portfolios may invest in repurchase agreements. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delay in recovering the securities underlying such agreements. Management believes that this risk can be controlled through stringent security selection criteria and careful monitoring procedures.


                                MANAGEMENT OF THE FUND


     The Advisor serves as investment advisor to each of the Portfolios. As such, the Advisor is responsible for the management of their respective assets. Investment decisions for all Portfolios of the Fund are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Portfolios with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution and, subject to this goal, may be placed with brokers which have assisted in the sale of the Portfolios' shares.

     For the fiscal year ended November 30, 1997, (i) the Advisor received a fee for its services which, on an annual basis, equaled the following percentage of the average net assets of each Portfolio and (ii) the total expenses of each Portfolio were the following percentages of respective average net assets:


                                 Management Fee       Annualized Total Expenses
                                 --------------       -------------------------
VA Small Value Portfolio              0.50%                     0.71%
VA Large Value Portfolio              0.25%                     0.48%
VA International Value Portfolio      0.40%                     0.76%
VA International Small Portfolio      0.50%                     0.99%
VA Short-Term Fixed Portfolio         0.25%                     0.43%
VA Global Bond Portfolio              0.25%                     0.65%

     The Fund bears all of its own costs and expenses, including: services of its independent accountants, legal counsel, brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees.
Expenses allocable to a particular Portfolio are so allocated and expenses which are not allocable to a particular Portfolio are borne by each Portfolio on the basis of its relative net assets.

     The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $26 billion. David G. Booth and Rex A. Sinquefield, shareholders of the Advisor and directors and officers of both the Fund and the Advisor, may be deemed controlling persons of the Advisor.


     The Advisor has entered into a Consulting Services Agreement with Dimensional Fund Advisers Ltd. ("DFAL") and DFA Australia Limited ("DFA Australia") whereby DFAL and DFA Australia each provide certain trading and administrative services with respect to the VA International Value Portfolio. The Advisor owns 100% of the outstanding shares of DFAL and beneficially owns 100% of DFA Australia (see "Investment Services - VA International Small Portfolio").


INVESTMENT SERVICES - VA INTERNATIONAL SMALL PORTFOLIO

     Pursuant to a Sub-Advisory Agreement with the Advisor, DFAL, 14 Berkeley Street, London, W1X 5AD, England, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the United Kingdom and Continental small company segments of VA International Small Portfolio. Pursuant to a Sub-Advisory Agreement with the Advisor, DFA Australia, Suite 4403 Gateway, 1 MacQuarie Place, Sydney, New South Wales 2000, Australia, the successor to Dimensional Fund Advisors Asia Inc., has the authority and responsibility to select brokers and dealers to execute securities transactions for the Japanese and Pacific Rim small company segments of VA International Small Portfolio. The duties of DFAL with respect to the United Kingdom and Continental small company segments of the Portfolio and DFA Australia with respect to the Japanese and Pacific Rim small company segments of the Portfolio include the maintenance of a trading desk for the Portfolio and the determination of the best and most efficient means of executing securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by the Portfolio and may delegate this task, subject to its own review, to DFAL and DFA Australia. On at least a semi-annual basis, the Advisor reviews the holdings of United Kingdom, Continental, Japanese and Pacific Rim small company segments and reviews the trading process and the execution of securities transactions.

     DFAL maintains and furnishes to the Advisor information and reports on United Kingdom and Continental small companies, including its recommendations of securities to be added to the securities in those segments that are eligible for purchase by the Portfolio. The Advisor pays DFAL a fee equal to 50,000 pounds sterling total per year, payable on a quarterly basis, for services to the Portfolio. DFAL is a member of the Investment Management Regulatory Organization Limited ("IMRO"), a self regulatory organization for investment managers operating under the laws of England.


     DFA Australia maintains and furnishes to the Advisor information and reports on Japanese and Pacific Rim small companies, including its recommendations of securities to be added to the securities in those segments that are eligible for purchase by the Portfolio. The Advisor pays DFA Australia a fee equal to $13,000 per year, payable on a quarterly basis, for services to VA International Small Portfolio.

DIRECTORS AND OFFICERS

     The Board of Directors is responsible for establishing Fund policies and for overseeing the management of the Fund. Information as to the Directors and officers of the Fund is set forth in the statement of additional information under "DIRECTORS AND OFFICERS."


                   DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

     Each Portfolio intends to qualify each year as a regulated investment company under the Code so that it will not be liable for federal income taxes to the extent that its net investment income and net realized capital gains are distributed. The policy of VA Small Value and the

International Equity Portfolios is to distribute substantially all of their net investment income together with any net realized capital gains in November and December of each year. Dividends from net investment income of VA Large Value Portfolio are distributed quarterly and any net realized capital gains are distributed in November and December of each year. Net investment income, which is accrued daily, will be distributed monthly (except for January) by VA Short-Term Fixed Portfolio and quarterly by VA Global Bond Portfolio. Any net realized capital gains of the Fixed Income Portfolios will be distributed in November and December of each year.


     If a Portfolio purchases shares in certain foreign investment entities, called "passive foreign investment companies," such Portfolio may be subject to U.S. federal income tax and a related interest charge on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders.

     Also, dividends and interest received on investments made by the Portfolios may be subject to foreign withholding taxes on income from certain of their foreign securities. These taxes will, in turn, reduce the amount of distributions the Portfolios pay to their shareholders.


     Shareholders of the Portfolios will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date). Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolio whose shares they own.

     Shares of the Portfolio must be purchased through variable annuity contracts. As a result, it is anticipated that any dividend or capital gains distributions from a Portfolio of the Fund will be exempt from current taxation if left to accumulate within a variable annuity contract. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

     The tax status of your investment in the Portfolios depends upon the features of your variable life or variable annuity contract. For further information, please refer to the prospectus of the insurance company separate account that offers your contract.


                          PURCHASE AND REDEMPTION OF SHARES

     Shares of the Portfolios are sold only to insurance company separate accounts. Purchases and redemptions of shares of each Portfolio by a separate account will be effected at the net asset value per share. (See "VALUATION OF SHARES.") Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of shares of the Portfolios. Please see the prospectus of the insurance company separate account for information regarding the purchase and redemption of shares of the Portfolios.


     When in the best interests of a Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Series in lieu of cash in accordance with Rule 18f-1 under the 1940 Act. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The International Equity Portfolios and the VA Global Bond Portfolio reserve the right to redeem their shares in the currencies in which their investments are denominated. Investors may incur charges in converting such securities to dollars and the value of the securities may be affected by currency exchange fluctuations.



                                 VALUATION  OF SHARES

     The net asset value per share of each Portfolio is calculated as of the close of the NYSE by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio. The value of the shares of each Portfolio will fluctuate in relation to its own investment experience. Securities held by the Domestic Equity and International Equity Portfolios which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day or, if there is no such reported sale, such securities are valued at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Directors. The net asset values per share of the International Equity Portfolios and VA Global Bond Portfolio are expressed in U.S. dollars by translating the net assets of each Portfolio using the bid price for the dollar as quoted by generally recognized reliable sources.

     The value of the shares of the Fixed Income Portfolios will tend to fluctuate with interest rates because, unlike money market funds, these Portfolios do not seek to stabilize the value of their respective shares by use of the "amortized cost" method of asset valuation. Net asset value includes interest on fixed income securities which is accrued daily. Securities which are traded OTC and on a stock exchange will be valued according to the broadest and most representative market; it is expected that for bonds and other fixed-income securities this ordinarily will be the OTC market. Securities held by the Fixed Income Portfolios may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the current market value of such securities. Other assets and securities for which quotations are not readily available will be valued in good faith at fair value using methods determined by the Board of Directors.

     Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the International Equity Portfolios and VA Global Bond Portfolio are determined as of such times for the purpose of computing the net asset values of these Portfolios. If events which materially affect the value of the investments of a Portfolio occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above.


                                     DISTRIBUTION

     The Fund acts as distributor of each series of its own shares of stock. It has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.


                                 GENERAL INFORMATION

     The Fund was incorporated under Maryland law on June 15, 1981. Until June 1983, the Fund was named DFA Small Company Fund Inc. Until September 18, 1995, vA Large Value Portfolio was named DFA Global Value Portfolio and VA Global Bond Portfolio was named DFA Global Bond Portfolio. The shares of each Portfolio, when issued and paid for in accordance with the Fund's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

     The Portfolios may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio. Standard quotations of total return, which include deductions of any applicable reimbursement fees, are computed in accordance with Securities and Exchange Commission ("SEC") Guidelines and are presented whenever any non-standard quotations are disseminated to provide comparability to other investment companies. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods, excluding deduction of reimbursement fees charged to investors and paid to the Portfolios which would otherwise reduce returns quotations. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders relating to the Portfolios for the fiscal year ended November 30, 1997 contains additional performance information. A copy of the annual report is available upon request and without charge.


     With respect to the International Equity Portfolios and VA Global Bond Portfolio, rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio as well as the performance of the local currency or currencies of the Portfolio.

     Pursuant to an exemptive order from the SEC, shares of the Portfolios may be sold to registered separate accounts of various insurance companies offering variable annuity and variable life products. At present, the Board of Directors of the Fund does not foresee any disadvantage arising from the fact that each Portfolio may offer its shares to separate accounts of various insurance companies to serve as an investment vehicle for their variable separate accounts. However, a material conflict could arise between the interest of the different participating separate accounts. The Fund's Board of Directors would monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response to such conflicts of interest. If such conflicts were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more Portfolios, or shares of another Portfolio may be substituted by the Fund. As a result, a Portfolio might be forced to sell a portion of its securities at a disadvantageous price. In the event of such a material conflict, the affected insurance companies agree to take any necessary steps, including removing its separate account from the Portfolio if required by law, to resolve the matter.


     As of February 27, 1998, the following persons owned more than 25% of the voting securities of the following Portfolios:


VA LARGE VALUE PORTFOLIO
     (formerly National Home Life) Providian Life and Health Separate Account*                99.31%
     400 West Market Street
     P.O. Box 32830
     Louisville, KY  40232

VA GLOBAL BOND PORTFOLIO
     (formerly National Home Life) Providian Life and Health Separate Account*(1)             99.01%

VA SMALL VALUE PORTFOLIO
     (formerly National Home Life) Providian Life and Health Separate Account*(1)             99.37%

                                       24

VA INTERNATIONAL VALUE PORTFOLIO
     (formerly National Home Life) Providian Life and Health Separate Account*(1)             99.09%

VA INTERNATIONAL SMALL PORTFOLIO
     (formerly National Home Life) Providian Life and Health Separate Account*(1)             98.82%

VA SHORT-TERM FIXED PORTFOLIO
     (formerly National Home Life) Providian Life and Health Separate Account*(1)             97.86%

-----------------------
* Owner of record only.
(1) See address for shareholder previously stated in list.

     Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this prospectus.

DFA INVESTMENT DIMENSIONS GROUP INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401
Tel. No. (310) 395-8005

INVESTMENT ADVISOR
DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401
Tel. No. (310) 395-8005

SUB-ADVISORS
DIMENSIONAL FUND ADVISORS LTD.
14 Berkeley Street
London, W1X 5AD
England
Tel. No. (171) 495-2343

DFA AUSTRALIA LIMITED
Suite 4403 Gateway
1 MacQuarie Place
Sydney, New South Wales 2000
Australia
Tel No. (61) 2-247-7822

CUSTODIAN
Citibank, N.A.
111 Wall Street
New York, NY  10005

CUSTODIAN
PNC BANK, N.A.
200 Stevens Drive, Airport Business Center
Lester, PA  19113

ACCOUNTING SERVICES, DIVIDEND DISBURSING AND TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE  19809

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP
2600 One Commerce Square
Philadelphia, PA  19103-7098

INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, PA  19103

                         DFA INVESTMENT DIMENSIONS GROUP INC.

           1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA  90401
                              TELEPHONE:  (310) 395-8005

                         STATEMENT OF ADDITIONAL INFORMATION


                                    MARCH 20, 1998




     DFA Investment Dimensions Group Inc. (the "Fund") offers thirty series of shares. This statement of additional information describes six of those series:

        VA SMALL VALUE PORTFOLIO             VA INTERNATIONAL SMALL PORTFOLIO
        VA LARGE VALUE PORTFOLIO               VA SHORT-TERM FIXED PORTFOLIO
     VA INTERNATIONAL VALUE PORTFOLIO             VA GLOBAL BOND PORTFOLIO

(individually, a "Portfolio" and collectively, the "Portfolios"). The shares of the Portfolios are sold only to separate accounts of insurance companies in conjunction with variable life and variable annuity contracts. This statement of additional information is not a prospectus but should be read in conjunction with the Portfolios' prospectus dated March 20, 1998, as amended from time to time, which can be obtained from the Fund by writing to the Fund at the above address or by calling the above telephone number.



                                  TABLE OF CONTENTS

                                                                           PAGE


PORTFOLIO CHARACTERISTICS AND POLICIES . . . . . . . . . . . . . . . . . .    1

BROKERAGE TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . .    2

INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .    3

FUTURES CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS . . . . . . . . . . . . . . . .    6

DIRECTORS AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . .    6

ADMINISTRATIVE SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . .    9

OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . . . . . . . . . . . .   11

PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . . .   11

CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . . .   12

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .   13

                        PORTFOLIO CHARACTERISTICS AND POLICIES

    The following information supplements the information set forth in the prospectus under the captions "DOMESTIC EQUITY PORTFOLIOS," "VA INTERNATIONAL VALUE PORTFOLIO," "VA INTERNATIONAL SMALL PORTFOLIO," and "FIXED INCOME PORTFOLIOS - INVESTMENT OBJECTIVES AND POLICIES." The following information applies to all of the Portfolios.


    Because the structure of the Domestic Equity and International Equity Portfolios is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Fund and the issuer would be deemed "affiliated persons" under the Investment Company Act of 1940 (the "1940 Act") and certain requirements of the 1940 Act regulating dealings between affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Portfolios and the anticipated amount of a Portfolio's assets intended to be invested in such securities, management does not anticipate that a Portfolio will include as much as 5% of the voting securities of any issuer.


    VA International Small Portfolio may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates.
While providing a fixed-income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Portfolio may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by the Portfolio upon conversion of a convertible debenture will generally be held for so long as the Advisor anticipates such stock will provide the Portfolio with opportunities which are consistent with the Portfolio's investment objective and policies.

    The annual portfolio turnover rates of VA Small Value and VA Large Value Portfolios are expected to be approximately 15% and 20%, respectively. The annual portfolio turnover rate of the VA International Value Portfolio is not expected to exceed 20%. Because the relative market capitalizations of small companies compared with larger companies generally do not change substantially over short periods of time, the portfolio turnover rate of VA International Small Portfolio ordinarily is anticipated to be low and is not expected to exceed 25% per year. Generally, securities will be purchased with the expectation that they will be held for longer than one year. Generally, securities will be held until such time as, in the Advisor's judgment, they are no longer considered an appropriate holding in light of the policy of maintaining portfolios of companies with small market capitalization.

                                BROKERAGE TRANSACTIONS


    The following table depicts brokerage commissions paid by the Portfolios during the fiscal years ended November 30, 1997, 1996 and 1995.


                              BROKERAGE COMMISSIONS
               FISCAL YEARS ENDED NOVEMBER 30, 1997, 1996 AND 1995

                                        1997       1996          1995
VA Small Value                          $40,533    $12,570       $ 30,388
VA Large Value                          $18,486    $11,204       $  7,138
VA International Value                  $12,742    $ 4,863       $  8,171
VA International Small                  $39,704    $ 9,362       $ 53,043
VA Short-Term Fixed                     $   0      $   0         $   0
VA Global Bond                          $   0      $   0         $   0


     The Fixed Income Portfolios acquire and sell securities on a net basis with dealers which are major market markers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making and credit analysis ability. When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Fixed Income Portfolios effect transactions.


     Portfolio transactions will be placed with a view to receiving the best price and execution. The Portfolios will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect transactions for the Portfolios to determine the effect that their trading has on the market prices of the securities in which they invest. The Advisor also checks the rate of commission being paid by the Portfolios to their brokers to ascertain that they are competitive with those charged by other brokers for similar services. Dimensional Fund Advisors Ltd. performs these services for the United Kingdom and Continental Small Company segments of VA International Small Portfolio and DFA Australia Limited performs these services for the Japanese and Pacific Small Company segments of VA International Small Portfolio. Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.


     The over-the-counter market ("OTC") companies eligible for purchase by VA Small Value Portfolio are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect OTC trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, Instinet and with brokers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor to sometimes trade larger blocks than would be possible by going through a single market maker.

     Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade, the Domestic Equity Portfolios, by trading through Instinet, would pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Portfolios can effect transactions at the best available prices.


     During the fiscal year ended November 30, 1997, the Portfolios paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Portfolios as set forth in the following table:


                                       Value of                Brokerage
                                Securities Transactions       Commissions
                                -----------------------       -----------
VA Small Value                        $ 5,445,506              $ 24,119
VA Large Value                        $ 6,513,729              $  7,413
VA International Value                $     0                  $    0
VA International Small                $ 1,580,247              $ 10,852
VA Short-Term Fixed                   $     0                  $    0
VA Global Bond                        $     0                  $    0



     The investment advisory agreements permit the Advisor knowingly to pay commissions on securities transactions which are greater than another broker might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Fund. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Fund.

     Brokerage commissions for transactions in securities listed on the Tokyo Stock Exchange ("TSE") and other Japanese securities exchanges are fixed. Under the current regulations of the TSE and the Japanese Ministry of Finance, member and non-member firms of Japanese exchanges are required to charge full commissions to all customers other than banks and certain financial institutions, but members and licensed non-member firms may confirm transactions to banks and financial institution affiliates located outside Japan with institutional discounts on brokerage commissions. The International Equity Portfolios expect to be able to avail themselves of institutional discounts.
The Portfolios' ability to effect transactions at a discount from fixed commission rates depends on a number of factors, including the size of the transaction, the relation between the cost to the member or the licensed non-member firm of effecting such transaction and the commission receivable, and the law, regulation and practice discussed above. There can be no assurance that the Portfolios will be able to realize the benefit of discounts from fixed commissions.


                                INVESTMENT LIMITATIONS

     Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

     The Portfolios will not:

          (1) invest in commodities or real estate, including limited partnership interests therein, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and all Portfolios may purchase or sell financial futures contracts and options thereon;

          (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

          (3) as to 75% of the total assets of a Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer; provided that the VA Global Bond Portfolio is not subject to this limitation;

          (4) purchase or retain securities of an issuer if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

          (5) borrow, except that each Portfolio may borrow, for temporary or emergency purposes, amounts not exceeding 33% of their net assets from banks and pledge not more than 33% of such assets to secure such loans;

          (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

          (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

          (8) engage in the business of underwriting securities issued by others;

          (9) invest for the purpose of exercising control over management of any company;

          (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

          (11) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; except VA Short-Term Fixed Portfolio shall invest more than 25% of its total assets in obligations of banks and bank holding companies in the circumstances described in the prospectus under "Investments in the Banking Industry" and as otherwise described under "Portfolio Strategy";

          (12) write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs;

          (13) purchase warrants, however, the Portfolios may acquire warrants as a result of corporate actions involving holdings of other securities;

          (14) purchase securities on margin or sell short;


          (15) acquire more than 10% of the voting securities of any issuer and provided that this limitation applies only to 75% of the assets of the Domestic Equity Portfolios and VA International Value Portfolio; or

          (16) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act.



     The investment limitation described in (1) above, does not prohibit the Portfolios from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

     Although (2) above prohibits cash loans, the Portfolios are authorized to lend portfolio securities.

     For the purposes of (7) above, VA Short-Term Fixed Portfolio may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the "1933 Act") subject to the requirements regarding credit ratings stated in the prospectus under "Description of Investments." Further, pursuant to Rule 144A under the 1933 Act, the Portfolios may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Directors has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities.




     The International Equity Portfolios and VA Global Bond Portfolio may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While each Domestic Equity Portfolio and VA International Value Portfolio has retained authority to buy and sell financial futures contracts and options thereon, they have no present intention to do so.


     Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Portfolio owns, and does not include assets which the Portfolio does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Portfolio will exclude from its total assets those assets which represent collateral received by the Portfolio for its securities lending transactions.


     Unless otherwise indicated, all limitations applicable to the Portfolios' investments apply only at the time that a transaction is undertaken. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of a Portfolio's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences. In the event that ratings services assign different ratings to the same security, the Advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.


                                  FUTURES CONTRACTS

     All Portfolios may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Portfolios will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange, and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Portfolio. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn income on their margin deposits. To the extent that a Portfolio invests in futures contracts and options thereon for other than bona fide hedging purposes, the Portfolio will not enter into such transaction if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Portfolio's total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "Commission"), the Portfolios may be required to maintain segregated accounts consisting of liquid assets such as cash, U.S. government securities, or other high grade debt obligations (or, as permitted under applicable regulation, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.


     Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to continue to make variation margin deposits. In such circumstances, if the Portfolio has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


                      FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     Except for transactions a Portfolio has identified as hedging transactions, the Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.


     In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities and other income derived with respect to the Portfolio's business of investing in securities. It is anticipated that any net gain realized from closing futures contracts will be considered gain from the sale of securities and, therefore, constitute qualifying income for purposes of the 90% requirement. The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of each Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on each Portfolio's other investments.

     The Taxpayer Relief Act of 1997 has added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a Portfolio must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Portfolio will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

     In addition, a Portfolio must diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Portfolio's assets are represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and
(b) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Finally, in order to comply with regulations under Section 817(h) of the Code, a Portfolio is required to diversify its investments so that, on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investor.

     The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued.

     Reference should be made to the prospectus for the applicable contract for more information regarding the federal income tax consequences to an owner of a contract.



                                DIRECTORS AND OFFICERS


     The names, addresses and dates of birth of the directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth below.

DIRECTORS

     David G. Booth, Director*, (12/2/46), President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, Dimensional Investment Group Inc. (registered investment company) and Dimensional Emerging Markets Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company (registered investment company). Chairman and Director, Dimensional Fund Advisors Ltd.

     George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, Dimensional Investment Group Inc. and Dimensional Emerging Markets Fund Inc.

     John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company and First Prairie Funds (registered investment companies). Director, Dimensional Investment Group Inc., Dimensional Emerging Markets Fund Inc. and Harbor Investment Advisors. Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting).

     Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, Dimensional Investment Group Inc., Dimensional Emerging Markets Fund Inc., Hospital Fund, Inc. (investment management services) and BIRR Portfolio Analysis, Inc. (software products). Chairman and President, Ibbotson Associates, Inc. (software, data, publishing and consulting).

     Merton H. Miller, (5/16/23), Director, Chicago, IL. Robert R. McCormick Distinguished Service Professor Emeritus, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, Dimensional Investment Group Inc., Dimensional Emerging Markets Fund Inc. and Public Director, Chicago Mercantile Exchange.

     Myron S. Scholes, (7/1/41), Director, Greenwich, CT. Limited Partner, Long-Term Capital Management L.P. (money manager). Frank E. Buck Professor Emeritus of Finance, Graduate School of Business and Professor of Law, Law School, Senior Research Fellow, Hoover Institution, (all) Stanford University. Trustee, The DFA Investment Trust Company. Director, Dimensional Investment Group Inc., Dimensional Emerging Markets Fund Inc., Benham Capital Management Group of Investment Companies and Smith Breeden Group of Investment Companies.

     Rex A. Sinquefield, (9/7/44), Director*, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, Dimensional Investment Group Inc. and Dimensional Emerging Markets Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company.
Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.



*Interested Director of the Fund.

OFFICERS


     Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, Dimensional Investment Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Fund Inc.

     Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

     Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

     Maureen Connors, (11/17/36), Vice President and Assistant Secretary, Santa Monica, CA.

     Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

     Irene R. Diamant, (7/16/50), Vice President and Secretary (for all entities other than Dimensional Fund Advisers Ltd.), Santa Monica, CA.

     Richard Eustice, (8/5/65), Vice President and Assistant Secretary, Santa Monica, CA.

     Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

     Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

     Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

     Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

     Catherine L. Newell, (5/7/64), Vice President and Assistant Secretary (for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

     David Plecha, (10/26/61), Vice President, Santa Monica, CA.

     George Sands, (2/8/56), Vice President, Santa Monica, CA.

     Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

     Jeanne C. Sinquefield, Ph.D., (12/2/46), Executive Vice President, Santa Monica, CA.

     Scott Thornton, (3/1/63), Vice President, Santa Monica, CA.

     Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.


     Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.


     Directors and officers as a group own less than 1% of each Portfolio's outstanding stock.

     Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 1997, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.


                                    Aggregate          Total Compensation from
                                  Compensation                  Fund
Director                            from Fund             and Fund Complex
--------                          ------------         -----------------------
George M. Constantinides             $15,000                   $30,000
John P. Gould                        $15,000                   $30,000
Roger G. Ibbotson                    $15,000                   $30,000
Merton H. Miller                     $15,000                   $30,000
Myron S. Scholes                     $15,000                   $30,000



                               ADMINISTRATIVE SERVICES

     PFPC Inc. ("PFPC") serves as the accounting services, dividend disbursing and transfer agent for each Portfolio. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services. For its services, each Portfolio pays PFPC fees at the annual rates set forth in the following table:

DOMESTIC EQUITY PORTFOLIOS
   .1025% of the first $300 million of net assets
   .0769% of the next $300 million of net assets
   .0513% of the next $250 million of net assets
   .0205% of the net assets over $850 million

INTERNATIONAL EQUITY PORTFOLIOS
   .1230% of the first $300 million of net assets
   .0615% of the next $300 million of net assets
   .0410% of the next $250 million of net assets
   .0205% of net assets over $850 million


VA SHORT-TERM FIXED PORTFOLIO
   .0513% of the first $100 million of net assets
   .0308% of the next $100 million of net assets
   .0205% of the next $200 million of net assets

VA GLOBAL BOND PORTFOLIO
   .1230% of the first $150 million of net assets
   .0820% of net assets between $150 million and $300 million
   .0615% of net assets between $300 million and $600 million
   .0410% of net assets between $600 million and $850 million
   .0205% of net assets over $850 million

PFPC also charges minimum fees at the rates of $54,000 per year for VA Large Value and the Fixed Income Portfolios and $75,000 per year for VA Small Value and the International Equity Portfolios. PFPC has agreed to limit the minimum fee for these Portfolios from time to time.


                                  OTHER INFORMATION


     For the services it provides as investment advisor to each Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio. For the fiscal periods ended November 30, 1995, 1996 and 1997, the Portfolios paid advisory fees as set forth in the following table:


                                         1997         1996            1995
                                         (000)        (000)          (000)
                                         ----         ----            ----
VA Small Value                           $ 65         $  28          $   4
VA Large Value                           $ 49         $  20          $  18
VA International Value                   $ 60         $  28          $   3
VA International Small                   $ 42         $  27          $   4
VA Short-Term Fixed                      $ 29         $  14          $   2
VA Global Bond                           $ 15         $   9          $   7


     Because of current federal securities law requirements, the Fund expects that its life insurance company shareholders will offer their contract owners the opportunity to instruct them as to how Portfolio shares allocable to their variable contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. Generally, an insurance company will vote all Portfolio shares held in a separate account in the same proportion as it receives instructions from contract owners in that separate account.
Under certain circumstances described in the insurance company separate account prospectus, the insurance company may not vote in accordance with the contract owner's instructions.

     With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited at least once each year.


     PNC Bank, N.A. serves as custodian for the Domestic Equity Portfolios and VA Short-Term Fixed Portfolio. Beginning February 16, 1998, Citibank, N.A. ("Citibank"), 111 Wall Street, New York, New York 10005, will succeed Boston Safe Deposit and Trust Company ("Boston Safe"), Princess House, 1 Suffolk Lane, London EC4R OAN, England, as the global custodian for the International Equity Portfolios and VA Global Bond Portfolio. To ensure an orderly transition, the conversion to Citibank will be accomplished Portfolio by Portfolio and it is expected that the conversion from Boston Safe to Citibank will be accomplished by May 1, 1998. During the conversion process, Boston Safe will continue to serve as global custodian for each Portfolio until its conversion date. The custodians maintain a separate account or accounts for the Portfolios; receive, hold and release portfolio securities on account of the Portfolios; make receipts and disbursements of money on behalf of the Portfolios; and collect and receive income and other payments and distributions on account of the Portfolios' portfolio securities.


     Coopers & Lybrand L.L.P., the Fund's independent accountants, audits the Fund's financial statements.

                           PRINCIPAL HOLDERS OF SECURITIES


     As of February 28, 1998, the following persons beneficially owned 5% or more of the outstanding stock of the Portfolios, as set forth below:


VA LARGE VALUE PORTFOLIO
     Providian Life and Health Separate Account* (formerly               99.31%
     National Home Life)
     400 West Market Street
     P.O. Box 32830
     Louisville, KY  40232

VA GLOBAL BOND PORTFOLIO
     Providian Life and Health Separate Account*(1) (formerly            99.01%
      National Home Life)

VA SMALL VALUE PORTFOLIO
     Providian Life and Health Separate Account*(1) (formerly            99.37%
      National Home Life)

VA INTERNATIONAL VALUE PORTFOLIO
     Providian Life and Health Separate Account*(1) (formerly            99.09%
     National Home Life)

VA INTERNATIONAL SMALL PORTFOLIO
     Providian Life and Health Separate Account*(1) (formerly            98.82%
     National Home Life)

VA SHORT-TERM FIXED PORTFOLIO
     Providian Life and Health Separate Account*(1) (formerly            97.86%
     National Home Life)


________________________
*   Owner of record only.
(1) See address for shareholder previously listed above.



                          PURCHASE AND REDEMPTION OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "PURCHASE AND REDEMPTION OF SHARES."


     The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day,

Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.


     Management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of the Portfolios is minimal and, therefore, the shares of the Portfolios are currently sold at net asset value, without imposition of a reimbursement fee. Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios. Any such charges will be described in the prospectus.

     The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio.


     The Fund may suspend redemption privileges or postpone the date of payment:
(1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the Commission may permit.



                           CALCULATION OF PERFORMANCE DATA


     Following are quotations of the Portfolios' annualized percentage total returns for the one-year period ended November 30, 1997 and from the Portfolios' date of initial investment, as indicated below, through November 30, 1997, using the standardized method of calculation required by the Commission:


                                                            From Initial
                                        One Year             Investment
                                        --------            ------------
 VA Small Value Portfolio                33.02              23.02%*
                                                            (26 months)
 VA Large Value Portfolio                25.70              24.08%**
                                                            (34 months)
 VA International Value Portfolio        (3.46)             4.64%*
                                                            (26 months)
 VA International Small Portfolio       (21.54)             (8.63%)*
                                                            (26 months)
 VA Short-Term Fixed Portfolio            5.47               5.37%*
                                                            (26 months)
 VA Global Bond Portfolio                 7.57               9.77%***
                                                            (34 months)

-------------------------


* For the period from October 3, 1995 (date of initial investment) to November 30, 1997.
** For the period from January 13, 1995 (date of initial investment) to November 30, 1997. Until October 1995, VA Large Value Portfolio invested approximately 50% of its total assets in the stocks of large non-U.S. companies and approximately 50% of its total assets in the stocks of U.S. companies. The total return information for VA Large Value Portfolio reflects the performance of the Portfolio when it invested in the stocks of both U.S. and non-U.S. companies. The total return of the Portfolio for the period ended November 30, 1995 should not be considered indicative of its future performance.
*** For the period January 13, 1995 (date of initial investment) to November 30, 1997.


     Each Portfolio determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the Commission's formula:

             n
     P(1 + T)  = ERV
Where:

     P =       a hypothetical initial payment of $1,000

     T =       average annual total return

     n =       number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, and ten-year periods at the end of the one-, five-, and ten-year periods (or fractional portion thereof).


     In addition to the standardized method of calculating performance required by the Commission, the Portfolios may disseminate other performance data and may advertise total return performance calculated on a monthly basis.

     The Portfolios may compare their investment performance to appropriate market and mutual fund indices for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.



                                 FINANCIAL STATEMENTS


     The audited financial statements and financial highlights of the Portfolios for the fiscal year ended November 30, 1997, as set forth in the Fund's annual report to stockholders relating to the Portfolios, and the report thereon of Coopers & Lybrand L.L.P., independent accountants, also appearing therein, are incorporated herein by reference.

     An investor may obtain a copy of the annual report, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this statement of additional information.

                                        PART C

                                  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS.

          PART A: Financial Highlights for each series of shares of Registrant.

          PART B:

          (1)  Statement of Net Assets+
          (2)  Statement of Operations+
          (3)  Statement of Changes in Net Assets+
          (4)  Financial Highlights+
          (5) Report of Coopers & Lybrand L.L.P., independent accountants, dated January 16, 1998+
          (6)  Notes to Financial Statements+

          _________________

          + For the VA Small Value Portfolio, VA Large Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio and VA Global Bond Portfolio (the "VA Portfolios"), the audited financial statements were filed via the EDGAR system on February 5, 1998 with the Securities and Exchange Commission ("SEC") as DFA INVESTMENT DIMENSIONS GROUP INC. Annual Report to shareholders for the year ended November 30, 1997 pursuant to Rule 30b2-1 under the Investment Company Act of 1940 ("1940 Act") and are incorporated into the Statement of Additional Information dated March 20, 1998.

               With respect to all series of shares of the Registrant, except the VA Portfolios and Emerging Markets Small Cap Portfolio, the audited financial statements were filed via the EDGAR system on February 5, 1998 with the SEC as DFA INVESTMENT DIMENSIONS GROUP INC. Annual Report to shareholders for the year ended November 30, 1997 pursuant to Rule 30b2-1 under the 1940 Act and are incorporated by reference into the Statement of Additional Information dated March 20, 1998.

               The audited financial statements of U.S. 6-10 Small Company Series, U.S. Large Company Series, Enhanced U.S. Large Company Series, U.S. 6-10 Value Series, U.S. Large Cap Value Series, Japanese Small Company Series, Pacific Rim Small Company Series, United Kingdom Small Company Series, Continental Small Company Series, DFA International Value Series, Emerging Markets Series, DFA One-Year Fixed Income Series and DFA Two-Year Global Fixed Income Series of The DFA Investment Trust Company (the "Trust") for the fiscal year ended November 30, 1997, as set forth in the Trust's Annual Report to shareholders, were filed via the EDGAR system on February 5, 1998, with the SEC pursuant to Rule 30b2-1 under the 1940 Act and are incorporated by reference into the Statement of Additional Information dated March 20, 1998.

               The audited financial statements of Dimensional Emerging Markets Fund Inc. for the fiscal year ended November 30, 1997, as set forth in its Annual Report to Shareholders were filed via EDGAR on February 5, 1998, pursuant to Rule 30b2-1 under the 1940 Act and are incorporated by reference into the Statement of Additional Information dated November 30, 1997.

     (b)  EXHIBITS.
          (1)  CHARTER, AS NOW IN EFFECT.
               (a) Articles of Restatement dated August 8, 1995. INCORPORATED HEREIN BY REFERENCE TO:
                         Filing: Post-Effective Amendment No. 43/44 to the Registration Statement of the Registrant on Form N-1A. File Nos.: 2-73948 and 811-3258.
                         Filing Date:  October 4, 1996.

                    (b) Articles of Amendment dated December 21, 1995. INCORPORATED HEREIN BY REFERENCE TO:
                         Filing: Post-Effective Amendment No. 39/40 to the Registration Statement of the Registrant on Form N-1A. File Nos.: 2-73948 and 811-3258.
                         Filing Date:  January 30, 1996.

                    (c) Articles Supplementary dated December 21, 1995. INCORPORATED HEREIN BY REFERENCE TO:
                         Filing: Post-Effective Amendment No. 39/40 to the Registration Statement of the Registrant on Form N-1A. File Nos.: 2-73948 and 811-3258.
                         Filing Date:  January 30, 1996.

                    (d) Articles Supplementary dated May 14, 1996. INCORPORATED HEREIN BY REFERENCE TO:
                         Filing: Post-Effective Amendment No. 41/42 to the Registration Statement of the Registrant on Form N-1A. File Nos.: 2-73948 and 811-3258.
                         Filing Date:  May 24, 1996.

                    (e) Articles Supplementary dated October 18, 1996. INCORPORATED HEREIN BY REFERENCE TO:
                         Filing: Post-Effective Amendment No. 44/45 to the Registration Statement of the Registrant on Form N-1A. File Nos.: 2-73948 and 811-3258.
                         Filing Date:  December 19, 1996.

              (f)  Articles of Amendment dated December 20, 1996.
                   INCORPORATED HEREIN BY REFERENCE TO:
                   Filing: Post-Effective Amendment No. 44/45 to the Registration Statement of the Registrant on Form N-1A. File Nos.: 2-73948 and 811-3258.
                   Filing Date:  December 19, 1996.

              (g)  Articles of Amendment dated July 28, 1997
                   INCORPORATED HEREIN BY REFERENCE TO:
                   Filing: Post-Effective Amendment No. 46/47 to the Registration Statement of the Registrant on Form N-1A.
                   File Nos.:  2-73948 and 811-3258.
                   Filing Date:  September 16, 1997.

              (h) Articles Supplementary dated September 16, 1997. INCORPORATED HEREIN BY REFERENCE TO:
                   Filing: Post-Effective Amendment No. 46/47 to the Registration Statement of the Registrant on Form N-1A.
                   File Nos.:  2-73948 and 811-3258.
                   Filing Date:  September 16, 1997.

          (2)  EXISTING BY-LAWS.
               By-Laws of the Registrant, as approved through September 2, 1997. Filed herewith.

          (3)  VOTING TRUST AGREEMENT.
               None.

          (4) INSTRUMENTS DEFINING RIGHTS OF HOLDERS OF SECURITIES BEING REGISTERED.

               (a) See Articles Fifth, Sixth, Eighth and Thirteenth of the Registrant's Articles of Restatement dated August 8, 1995. INCORPORATED HEREIN BY REFERENCE TO:
                    Filing: Post-Effective Amendment No. 43/44 to the Registration Statement of the Registrant on Form N-1A. File Nos.: 2-73948 and 811-3258.
                    Filing Date:  October 4, 1996.

          (5)  (a)  INVESTMENT ADVISORY CONTRACTS:
                    (1) Between the Registrant and Dimensional Fund Advisors Inc. ("DFA") dated May 13, 1987 on behalf of the DFA Five-Year Government Portfolio is filed herewith.

                         (2) Between the Registrant and Dimensional Fund Advisors Inc. ("DFA") dated April 26, 1994 re: the DFA Global Fixed Income Portfolio (formerly the DFA Global Bond Portfolio) is filed herewith.

                         (3) Form of between the Registrant and DFA dated September 24, 1990 on behalf of the DFA Intermediate Government Fixed Income Portfolio (formerly the DFA Intermediate Government Bond Portfolio) is filed herewith.

                         (4) Form of between the Registrant and DFA dated April 2, 1991 on behalf of the Large Cap International Portfolio is filed herewith.

                         (5) Form of between the Registrant and DFA dated December 21, 1992, as amended re: the DFA Real Estate Securities Portfolio (formerly the DFA/AEW Real Estate Securities Portfolio) is filed herewith.

                         (6) Amendment to Investment Advisory Agreement on behalfof DFA Real Estate Securities Portfolio dated September 21, 1992, effective on December 20, 1996 is filed herewith.

                         (7) Form of between the Registrant and DFA dated December 20, 1994 on behalf of the DFA International Small Cap Value Portfolio is filed herewith.

                         (8) Form of between the Registrant and DFA dated September 8, 1995 on behalf of the VA Large Value Portfolio (formerly known as the DFA Global Value Portfolio).
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  June 19, 1995.

                         (9) Form of between the Registrant and DFA dated September 8, 1995 on behalf of the VA Small Value Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  June 19, 1995.

                         (10) Form of between the Registrant and DFA dated
                              September 8, 1995 on behalf of the VA
                              International Value Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  June 19, 1995.

                         (11) Form of between the Registrant and DFA dated
                              September 8, 1995 on behalf of the VA
                              International Small Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  June 19, 1995.

                         (12) Form of between the Registrant and DFA dated
                              September 8, 1995 on behalf of the VA Short-Term Fixed Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  June 19, 1995.

                         (13) Form of between the Registrant and DFA dated
                              August 8, 1996 re: the International Small Company Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 41/42 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  May 24, 1996.

                    (b)  SUB-ADVISORY CONTRACTS:
                         (1) Between Registrant, DFA and DFA Australia Ltd. (formerly DFA Australia Pty Limited) dated September 21, 1995 re: VA International Small Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  November 22, 1995.

                         (2) Between the Registrant, DFA and Dimensional Fund Advisors Ltd. dated September 21, 1995 re: the VA

                              International Small Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  November 22, 1995.

          (6) (a) UNDERWRITING DISTRIBUTION CONTRACT BETWEEN THE REGISTRANT AND A PRINCIPAL UNDERWRITER.
                    Agreement with DFA Securities Inc. is filed herewith.

               (b)  AGREEMENTS BETWEEN PRINCIPAL UNDERWRITERS AND DEALERS.
                    (1)  None.

          (7)  None.

          (8)  CUSTODY AGREEMENTS.
               (a) Between the Registrant and Boston Safe Deposit and Trust Company dated July 22, 1991 on behalf of the Japanese Small Company Portfolio, Pacific Rim Small Company Portfolio (formerly the Asia-Australia Small Company Portfolio), United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Large Cap International Portfolio and DFA Global Bond Portfolio.
                    INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:  Post-Effective Amendment No. 33/34 the
                    Registration Statement of the Registrant on Form N-1A.
                    File Nos.:  2-73948 and 811-3258.
                    Filing Date:  June 19, 1995.

                    (1) Amendment to Custody Agreement dated July 22, 1991 between the Registrant and the Boston Safe Deposit and Trust Company dated May 26, 1993.
                         INCORPORATED HEREIN BY REFERENCE TO:
                         Filing: Post-Effective Amendment No. 33/34 of the Registration Statement of the Registrant on Form N-1A.
                         File Nos.:  2-73948 and 811-3258.
                         Filing Date:  June 19, 1995.

                    (2) Amendment to Custody Agreement dated July 22, 1991 between the Registrant and Mellon Trust dated December 20, 1994 on behalf of the Japanese Small Company Portfolio, Pacific Rim Small Company Portfolio (Asia-Australia Small Company Portfolio), United Kingdom Small Company Portfolio, Continental Small Company

                              Portfolio, Large Cap International Portfolio and DFA Global Bond Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  June 19, 1995.

                         (3) Form of Amendment to Custody Agreement dated July 22, 1991 between the Registrant and Boston Safe
                              Deposit and Trust Company dated September    ,
                              1995 on behalf of the Small Value Portfolio, VA Large Value Portfolio and VA Short-Term Fixed Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  June 19, 1995.

                         (4) Form of Amendment to Custody Agreement dated July 22, 1991 between the Registrant and Boston Safe Deposit and Trust Company dated February ___, 1996 re: the DFA Two-Year Global Fixed Income Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  November 22, 1995.

                         (5) Form of Amendment to Custody Agreement dated July 22, 1991 between the Registrant and Boston Safe Deposit and Trust Company dated August 8, 1996 re: the International Small Company Portfolio. INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 41/42 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  May 24, 1996.

                    (b) Form of Custodian Services Agreement between the Registrant and PNC Bank, N.A. (formerly Provident National Bank) dated February 8, 1996 re: the Enhanced U.S. Large Company, DFA Two-Year Corporate Fixed Income and DFA Two-

                         Year Government Portfolios.
                         INCORPORATED HEREIN BY REFERENCE TO:
                         Filing: Post-Effective Amendment No. 37/38 to Registration Statement of the Registrant on Form N-1A. File Nos.: 2-73948 and 811-3258.
                         Filing Date:  November 22, 1995.

                    (c) Form of Custody Agreement re: the Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio.
                         INCORPORATED HEREIN BY REFERENCE TO:
                         Filing: Post-Effective Amendment No. 44/45 to the Registration Statement of the Registrant on Form N-1A. File Nos.: 2-73948 and 811-3258.
                         Filing Date:  December 19, 1996.

                    (d) Form of Custodian Agreement between the Registrant and PNC Bank, N.A. (formerly Provident National Bank) re: the U.S. 9-10 Small Company Portfolio, the U.S. Large Company Portfolio, the DFA One-Year Fixed Income Portfolio, the DFA Intermediate Government Fixed Income Portfolio (formerly known as the DFA Intermediate Government Bond Portfolio, and the DFA Five-Year Government Portfolio is filed herewith.

                         (1)  Amendment Number One is filed herewith.
                         (2)  Amendment Number Two is filed herewith.
                         (3)  Form of Amendment Number Three is filed herewith.
                         (4)  Form of Amendment Number Five.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  June 19, 1995.

                         (6)  Form of Amendment Number Six.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  November 22, 1995.

                         (7) Form of Amendment Number Seven re: the addition of the U.S. 4-10 Value Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:

                           Filing: Post-Effective Amendment No. 46/47 to the Registration Statement of the Registrant on Form N-1A.
                           File Nos.:  2-73948 and 811-3258.
                           Filing Date:  September 16, 1997.

            (9)  (a)  TRANSFER AGENCY AGREEMENT BETWEEN THE REGISTRANT AND PFPC
                      INC. (formerly Provident Financial Processing Corporation) (the "Transfer Agency Agreement") is filed herewith.
                      (1)  Amendment Number One is filed herewith.
                      (2)  Amendment Number Two is filed herewith.
                      (3)  Form of Amendment Number Three is filed herewith.
                      (4)  Form of Amendment Number Four is filed herewith.
                      (5)  Form of Amendment Number Six is filed herewith.
                      (6)  Form of Amendment Number Nine is filed herewith.
                      (10) Form of Amendment Number Ten dated September 8,
                           1995 to the Transfer Agency Agreement re: the addition of the VA Small Value Portfolio, VA International Value Portfolio, VA Short-Term Fixed Portfolio and VA International Small Portfolio. INCORPORATED HEREIN BY REFERENCE TO:
                           Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of the Registrant on Form N-1A.
                           File Nos.:  2-73948 and 811-3258.
                           Filing Date:  June 19, 1995.

                      (11) Form of Amendment Number Eleven dated February 8,
                           1996 to the Transfer Agency Agreement re: the addition of the Enhanced U.S. Large Company Portfolio, DFA Two-Year Corporate Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio and DFA Two-Year Government Portfolio. INCORPORATED HEREIN BY REFERENCE TO:
                           Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                           File Nos.:  2-73948 and 811-3258.
                           Filing Date:  November 22, 1995.

                         (12) Form of Amendment Number Twelve dated August 8,
                              1996 to the Transfer Agency Agreement re: the addition of the International Small Company Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post Effective Amendment No. 41/42 to the Registration Statement of the Registrant on Form N-1A.
                              Filing Nos.:  2-73948 and 811-3258.
                              Filing Date:  May 24, 1996.

                         (13) Amendment Number Thirteen dated December 19, 1996
                              re: the addition of the Emerging Markets Small Cap Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post Effective Amendment No. 44/45 to the Registration Statement of the Registrant on Form N-1A.
                              Filing Nos.:  2-73948 and 811-3258.
                              Filing Date:  December 19, 1996.

                         (14) Amendment Number Fourteen dated November 30, 1997
                              re: the addition of the U.S. 4-10 Value Portfolio and Emerging Markets Value Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 46/47 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  September 16, 1997.

                    (b) ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT BETWEEN THE REGISTRANT AND PFPC INC. (formerly Provident Financial Processing Corporation) (the "Accounting Agreement") is filed herewith.
                         (1)  Amendment Number One is filed herewith.
                         (2)  Amendment Number Two is filed herewith.
                         (3)  Form of Amendment Number Three is filed herewith.
                         (4)  Form of Amendment Number Four is filed herewith.
                         (5)  Form of Amendment Number Six is filed herewith.
                         (6)  Form of Amendment Number Nine is filed herewith.

                         (10) Form of Amendment Number Ten dated September 8,
                              1995 to the Accounting Agreement re: the addition of the VA Portfolios.
                              INCORPORATED HEREIN BY REFERENCE TO:

                              Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  June 19, 1995.

                         (11) Form of Amendment Number Eleven dated February 8,
                              1996 to the Accounting Agreement re: the addition of the Enhanced U.S. Large Company Portfolio, DFA Two-Year Corporate Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio and DFA Two-Year Government Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  November 22, 1995.

                         (12) Form of Amendment Number Twelve to the Accounting
                              Agreement re: the addition of the International Small Company Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post Effective Amendment No. 41/42 to the Registration Statement of the Registrant on Form N-1A.
                              Filing Nos.:  2-73948 and 811-3258.
                              Filing Date:  May 24, 1996.

                         (13) Amendment Number Thirteen dated December 19, 1996
                              to the Accounting Agreement re: the addition of Emerging Markets Small Cap Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post Effective Amendment No. 44/45 to the Registration Statement of the Registrant on Form N-1A.
                              Filing Nos.:  2-73948 and 811-3258.
                              Filing Date:  May 24, 1996.

                         (14) Amendment Number Fourteen dated November 30, 1997
                              to the Accounting Agreement re: the addition of U.S. 4-10 Value Portfolio and Emerging Markets Value Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing:  Post-Effective Amendment No.
                              46/47 to the Registration Statement of the Registrant on Form N-1A.

                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  September 16, 1997.

                    (c)  ADMINISTRATION AGREEMENTS WITH DFA.
                         (1) Form of between the Registrant and DFA dated January 6, 1993 on behalf of the DFA One-Year Fixed Income Portfolio (formerly The DFA Fixed Income Shares) is filed herewith.

                         (2) Form of between the Registrant and DFA dated August 8, 1996 on behalf of the Japanese Small Company Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 41/42 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  May 24, 1996.

                         (3) Form of between the Registrant and DFA dated August 8, 1996 on behalf of the United Kingdom Small Company Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 41/42 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  May 24, 1996.

                         (4) Form of between the Registrant and DFA dated August 8, 1996 on behalf of the Continental Small Company Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 41/42 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  May 24, 1996.

                         (5) Form of between the Registrant and DFA dated December 1, 1995 on behalf of the U.S. Large Company Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  November 22, 1995.

                         (6) Form of between the Registrant and DFA dated August 8, 1996 on behalf of the Pacific Rim Small Company Portfolio. The

                              Series became a feeder portfolio of DFA/ITC on January 15, 1993.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 41/42 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  May 24, 1996.

                         (7) Form of between the Registrant and DFA dated January 6, 1993 re: the U.S. 6-10 Small Company Portfolio is filed herewith.

                         (8) Form of between the Registrant and DFA dated January 6, 1993 re: the U.S. Large Cap Value Portfolio (formerly the U.S. Large Cap High Book to Market Portfolio) is filed herewith.

                         (9) Form of between the Registrant and DFA dated January 6, 1993 re: the U.S. 6-10 Value Portfolio (formerly the U.S. Small Cap High Book to Market Portfolio) is filed herewith.

                         (10) Form of between the Registrant and DFA dated
                              February 8, 1996 on behalf of the RWB/DFA
                              International High Book to Market Portfolio
                              (formerly DFA International High Book to Market Portfolio; formerly the Reinhardt Werba Bowen International Large Stock Portfolio).
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  November 22, 1995.

                         (12) Form of between the Registrant and DFA dated
                              February 8, 1996 on behalf of the Enhanced U.S. Large Company Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  November 22, 1995.

                         (13) Form of between the Registrant and DFA dated
                              February 8, 1996 on behalf of the DFA Two-Year Corporate Fixed Income Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  November 22, 1995.

                         (14) Form of between the Registrant and DFA dated
                              February 8, 1996 on behalf of the DFA Two-Year Global Fixed Income Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  November 22, 1995.

                         (15) Form of between the Registrant and DFA dated
                              February 8, 1996 on behalf of the DFA Two-Year Government Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  November 22, 1995.

                         (16) Form of between the Registrant and DFA dated
                              August 8, 1996 on behalf of the International Small Company Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 41/42 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  May 24, 1996.

                         (17) Between the Registrant and DFA dated December 19,
                              1996 on behalf of the Emerging Markets Small Cap Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 44/45 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  December 19, 1996.

                         (18) Form of between Registrant and DFA dated as of
                              November 30, 1997 on behalf of the U.S. 9-10 Small Company Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing:  Post-Effective Amendment No.
                              46/47 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  September 16, 1997.

                         (19) Form of between Registrant and DFA dated November
                              30, 1997 on behalf of the U.S. 4-10 Value
                              Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing:  Post-Effective Amendment No.
                              46/47 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  September 16, 1997.

                         (20) Form of between Registrant and DFA dated November
                              30, 1997 on behalf of the Emerging Markets Value Portfolio.
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing:  Post-Effective Amendment No.
                              46/47 to the Registration Statement of the Registrant on Form N-1A.
                              File Nos.:  2-73948 and 811-3258.
                              Filing Date:  September 16, 1997.

                    (d)  OTHER.
                         (1) Marketing Agreement dated June 29, 1994 between DFA and National Home Life Assurance Company. INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of Registrant on Form N-1A. File Nos.: 2-73948 and 811-3258.
                              Filing Date:  June 19, 1995.

                         (2) Participation Agreement between DFA Investment Dimensions Group, Inc., DFA, DFA Securities, Inc. and National Home Life Assurance Company. INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of Registrant on Form N-1A. File Nos.: 2-73948 and 811-3258.
                              Filing Date:  June 19, 1995.

                         (3) Form of Client Service Agent Agreement re: the RWB/DFA International High Book to Market Portfolio (formerly the DFA International High Book to Market Portfolio and Reinhardt Werba Bowen International Large Stock Portfolio).
                              INCORPORATED HEREIN BY REFERENCE TO:
                              Filing: Post-Effective Amendment No. 37/38 to The Registration Statement of Registrant on Form N-1A. File Nos.: 2-73948 and 811-3258.
                              Filing Date:  November 22, 1995.

          (10) OPINION OF COUNSEL.
               Not applicable.

          (11) CONSENTS.
               Consent of Coopers & Lybrand, L.L.P. is attached hereto as
               Exhibit 24(b)(11).

          (12) FINANCIAL STATEMENTS OMITTED FROM ITEM 23.
               Not applicable.

               (13) AGREEMENTS OF UNDERSTANDINGS MADE IN CONSIDERATION FOR
                    PROVIDING INITIAL CAPITAL.
               (a) Subscription Agreement under Section 14(a)(3) of the Investment Company Act of 1940**.

          (14) MODEL PLAN USED IN THE ESTABLISHMENT OF ANY RETIREMENT PLAN. Not applicable.

          (15) PLANS ENTERED INTO PURSUANT TO RULE 12B-1.
               Not applicable.

          (16) PERFORMANCE CALCULATIONS.
               Not applicable.

          (17) FINANCIAL DATA SCHEDULES.
               Financial Data Schedules dated November 30, 1997 relating to the:

               (a)  U.S. 9-10 Small Company Portfolio is attached hereto as
                    Exhibit 24(b)(17)(a).

               (b)  DFA One-Year Fixed Income Portfolio is attached hereto as
                    Exhibit 24(b)(17)(b).

               (c)  Japanese Small Company Portfolio is attached hereto as
                    Exhibit 24(b)(17)(c).

               (d)  United Kingdom Small Company Portfolio is attached hereto as
                    Exhibit 24(b)(17)(d).

               (e)  DFA Five-Year Government Portfolio is attached hereto as
                    Exhibit 24(b)(17)(e).

               (f)  Continental Small Company Portfolio is attached hereto as
                    Exhibit 24(b)(17)(f).

               (g) U.S. Large Company Portfolio is attached hereto as Exhibit 24(b)(17)(g).

               (h)  DFA Global Fixed Income Portfolio is attached hereto as
                    Exhibit 24(b)(17)(h).

               (i) DFA Intermediate Government Fixed Income Portfolio is attached hereto as Exhibit 24(b)(17)(i).

               (j)  Large Cap International Portfolio is attached hereto as
                    Exhibit 24(b)(17)(j).

               (k)  Pacific Rim Small Company Portfolio is attached hereto as
                    Exhibit 24(b)(17)(k).

               (l)  U.S. 6-10 Small Company Portfolio is attached hereto as
                    Exhibit 24(b)(17)(l).

               (m) U.S. Large Cap Value Portfolio is attached hereto as Exhibit 24(b)(17)(m).

               (n) U.S. 6-10 Value Portfolio is attached hereto as Exhibit 24(b)(17)(n).

               (o)  DFA Real Estate Securities Portfolio is attached hereto as
                    Exhibit 24(b)(17)(o).

               (p) RWB/DFA International High Book-to-Market Portfolio is attached hereto as Exhibit 24(b)(17)(p).

               (q) Emerging Markets Portfolio is attached hereto as Exhibit 24(b)(17)(q).

               (r) DFA International Small Cap Value Portfolio is attached hereto as Exhibit 24(b)(17)(r).

               (s) VA Global Bond Portfolio is attached hereto as Exhibit 24(b)(17)(s).

               (t) VA Large Value Portfolio is attached hereto as Exhibit 24(b)(17)(t).

               (u) VA Small Value Portfolio is attached hereto as Exhibit 24(b)(17)(u).

               (v)  VA International Value Portfolio is attached hereto as
                    Exhibit 24(b)(17)(v).

               (w)  VA International Small Portfolio is attached hereto as
                    Exhibit 24(b)(17)(w).

               (x) VA Short-Term Fixed Portfolio is attached hereto as Exhibit 24(b)(17)(x).

               (y)  Enhanced U.S. Large Company Portfolio is attached hereto as
                    Exhibit 24(b)(17)(y).

               (z) DFA Two-Year Global Fixed Income Portfolio is attached hereto as Exhibit 24(b)(17)(z).

               (aa) International Small Company Portfolio is attached hereto as
                    Exhibit 24(b)(17)(aa).

               (bb) Emerging Markets Small Cap Portfolio is attached hereto as
                    Exhibit 24(b)(17)(bb).

          (18) PLANS PURSUANT TO RULE 18f-3.
               Not Applicable.

          (19) POWERS-OF-ATTORNEY.
               (a) Power-of-Attorney appointing David G. Booth, Rex A. Sinquefield, Michael T. Scardina, Irene R. Diamant and Stephen W. Kline, Esq. as attorney-in-fact for the Registrant and certified resolution relating thereto on behalf of the Registrant.
                    INCORPORATED HEREIN BY REFERENCE TO:
                    Filing: Post-Effective Amendment No. 31/32 to the Registration Statement of the Registrant on Form N-1A. Filing Nos.: 2-73948 and 811-3258.
                    Filing Date:  October 3, 1994.

               (b) Power-of-Attorney appointing David G. Booth, Rex A. Sinquefield, Michael T. Scardina, Irene R. Diamant and Stephen W. Kline, Esq. as attorney-in-fact for DFA/ITC and certified resolution relating thereto on behalf of DFA/ITC. INCORPORATED HEREIN BY REFERENCE TO:
                    Filing: Post-Effective Amendment No. 13/14 to the Registration Statement of the Registrant on Form N-1A. Filing Nos.: 33-33980 and 811-6067.
                    Filing Date:  March 21, 1996.

               (c) Powers-of-Attorney for Registrant, DFA/ITC and Dimensional Emerging Markets Fund Inc. dated July 18, 1997. INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:   Post-Effective Amendment No. 47/48 to
                    the Registration Statement of the Registrant on Form N-1A.
                    Filing Nos.:   2-73948 and 811-3258.
                    Filing Date:   November 30, 1997.

----
*    To be filed by amendment.
** Previously filed with this registration statement and incorporated herein by reference.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
          None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

          (1)                                             (2)
                                                    Number of Record
                                                    Holders as of
          Title of Class                          February 27, 1998
          --------------                          -----------------
          (Par Value $.01)
          U.S. 9-10 Small Company Portfolio            185
          DFA One-Year Fixed Income Portfolio          141
          Japanese Small Company Portfolio              55
          United Kingdom Small Company Portfolio        46
          DFA Five-Year Government Portfolio            35
          Continental Small Company Portfolio           54
          U.S. Large Company Portfolio                  67
          DFA Global Fixed Income Portfolio             45
          DFA Intermediate Government
               Fixed Income Portfolio                   12
          Large Cap International Portfolio             36
          Pacific Rim Small Company Portfolio           40
          U.S. 6-10 Small Company Portfolio             38
          U.S. Large Cap Value Portfolio                97
          U.S. 6-10 Value Portfolio                    175
          DFA Real Estate Securities Portfolio          30
          RWB/DFA International High
               Book-to-Market Portfolio                  4
          Emerging Markets Portfolio                    73
          DFA International Small Cap
               Value Portfolio                          50
          VA Global Bond Portfolio                       2
          VA Large Value Portfolio                       2
          VA Small Value Portfolio                       2
          VA International Value
               Portfolio                                 2
          VA International Small Portfolio               2

          VA Short-Term Fixed Portfolio                  2
          Enhanced U.S. Large Company Portfolio         15
          DFA Two-Year Global Fixed
               Income Portfolio                         24
          International Small
               Company Portfolio                        32
          Emerging Markets Small Cap Portfolio           1

ITEM 27.  INDEMNIFICATION.
          Section 1 of Article XI of the Registrant's By-Laws (as Approved through 10/17/96) provides for indemnification, as set forth below.

          With respect to the indemnification of the Officers and Directors of the Corporation:

          (a) The Corporation shall indemnify each officer and Director made party to a proceeding, by reason of service in such capacity, to the fullest extent, and in the manner provided, under Section 2-418 of the Maryland General Corporation Law: (i) unless it is proved that the person seeking indemnification did not meet the standard of conduct set forth in subsection (b)(1) of such section; and (ii) provided, that the Corporation shall not indemnify any officer or Director for any liability to the Corporation or its security holders arising from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

          (b) The provisions of clause (i) of paragraph (a) herein notwithstanding, the Corporation shall indemnify each Officer and Director against reasonable expenses incurred in connection with the successful defense of any proceeding to which such officer or Director is a party by reason of service in such capacity.

          (c) The Corporation, in the manner and to the extent provided by applicable law, shall advance to each officer and Director who is made party to a proceeding by reason of service in such capacity the reasonable expenses incurred by such person in connection therewith.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

          (a) Registrant's Investment Advisor, Dimensional Fund Advisors Inc. (the "Advisor"), was organized in May, 1981. The principal place of business of the Advisor is 1299 Ocean Avenue, 11th Floor, Santa

               Monica, CA 90401. The Advisor is engaged in the business of providing investment advice primarily to institutional investors.

               The Advisor is also the investment manager for three other registered open-end investment companies, The DFA Investment Trust Company, Dimensional Emerging Markets Funds Inc. and Dimensional Investment Group Inc. The Advisor also serves as sub-advisor for certain other registered investment companies. For additional information, please see "Management of the Fund" in the Prospectuses and "Directors and Officers" in the Statements of Additional Information of this Registration Statement. Additional information as to the Advisor and the directors and officers of the Advisor is included in the Advisor's Form ADV filed with the Commission (File No. 801-16283), which is incorporated herein by reference and sets forth the officers and directors of the Advisor and information as to any business, profession, vocation or employment or a substantial nature engaged in by those officers and directors during the past two years.

          (b) The Sub-Advisor for the VA International Small Portfolio of the Registrant is Dimensional Fund Advisors Ltd. ("DFAL"). DFAL was organized under the laws of England in 1990; its principal place of business is 14 Berkeley Street, London W1X 5AD, England.

          (c) The Sub-Advisor for the VA International Small Portfolio of the Registrant is DFA Australia Limited ("DFA Australia"). DFA Australia was organized under the laws of Delaware in 1993; its principal place of business is Suite 4403 Gateway, 1 MacQuarie Place, Sydney, New South Wales 2000, Australia.

ITEM 29.  PRINCIPAL UNDERWRITERS.
          NAMES OF INVESTMENT COMPANIES FOR WHICH THE REGISTRANT'S PRINCIPAL UNDERWRITER ALSO ACTS AS PRINCIPAL UNDERWRITER.
          Not Applicable.

          Registrant distributes its own shares. It has entered into an agreement with DFA Securities Inc. dated March 31, 1989 which provides that DFA Securities Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401, will supervise the sale of Registrant's shares.
          This agreement was previously filed as Exhibit No. 6 to Registrant's Registration Statement on Form N-1A and is subject to the requirements of Section 15(b) of the Investment Company Act of 1940.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.
          All accounts and records are maintained by PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

ITEM 31.  MANAGEMENT SERVICES.
          None.

ITEM 32.  UNDERTAKINGS.
          Not applicable.

          (1) Registrant undertakes to file a post-effective amendment, using financial statements of the Emerging Markets Small Cap Portfolio, which need not be certified, within four to six months from the effective date of the Registration Statement which includes the Emerging Markets Small Cap Portfolio.

          (2) Registrant undertakes to file a post-effective amendment, using financial statements of the U.S. 4-10 Value Portfolio, which need not be certified, within four to six months from the effective date of the Registration Statement which includes the U.S. 4-10 Value Portfolio.

          (3) Registrant undertakes to file a post-effective amendment, using financial statements of the Emerging Markets Value Portfolio, which need not be certified within four to six months from the effective date of the Registration Statement which includes the Emerging Markets Value Portfolio.

          (4) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment No. 48/49 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment No. 48/49 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and State of California on the 19th day of March, 1998.

                                        DFA INVESTMENT DIMENSIONS GROUP INC.

                                        By: David G. Booth*
                                            ---------------------------------
                                             David G. Booth
                                             President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 48/49 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     Signature                     Title                    Date
     ---------                     -----                    ----

David G. Booth*               Director and             March 19, 1998
-------------------------     Chairman-Chief
David G. Booth                Executive Officer


Rex A. Sinquefield*           Director and             March 19, 1998
-------------------------     Chairman-Chief
Rex A. Sinquefield            Investment Officer


Michael T. Scardina*          Chief Financial          March 19, 1998
-------------------------     Officer, Treasurer
Michael T. Scardina           and Vice President

George M. Constantinides*     Director                 March 19, 1998
-------------------------
George M. Constantinides

John P. Gould*                Director                 March 19, 1998
-------------------------
John P. Gould

Roger G. Ibbotson*            Director                 March 19, 1998
-------------------------
Roger G. Ibbotson

Merton H. Miller*             Director                 March 19, 1998
-------------------------
Merton H. Miller

Myron S. Scholes*             Director                 March 19, 1998
-------------------------
Myron S. Scholes


* By:     Catherine L. Newell
          --------------------
          Catherine L. Newell, attorney-in-fact pursuant to power-of-attorney.

                                      SIGNATURES

The DFA Investment Trust Company consents to the filing of this Amendment to the Registration Statement of DFA Investment Dimensions Group Inc. which is signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and State of California on the 19th day of March, 1998.

                                        THE DFA INVESTMENT TRUST COMPANY

                                        By: David G. Booth*
                                            ---------------------------------
                                             David G. Booth
                                             President

The undersigned Trustees and principal officers of The DFA Investment Trust Company consent to the filing of this Amendment to the Registration Statement of DFA Investment Dimensions Group Inc. on the dates indicated.

     Signature                     Title                    Date
     ---------                     -----                    ----

David G. Booth*               Trustee and              March 19, 1998
-------------------------     Chairman-Chief
David G. Booth                Executive Officer

Rex A. Sinquefield*           Trustee and              March 19, 1998
-------------------------     Chairman-Chief
Rex A. Sinquefield            Investment Officer

Michael T. Scardina*          Chief Financial          March 19, 1998
-------------------------     Officer, Treasurer
Michael T. Scardina           and Vice President

George M. Constantinides*     Trustee                  March 19, 1998
-------------------------
George M. Constantinides

John P. Gould*                Trustee                  March 19, 1998
-------------------------
John P. Gould

Roger G. Ibbotson*            Trustee                  March 19, 1998
-------------------------
Roger G. Ibbotson

Merton H. Miller*             Trustee                  March 19, 1998
-------------------------
Merton H. Miller

Myron S. Scholes*             Trustee                  March 19, 1998
-------------------------
Myron S. Scholes

* By:  Catherine L. Newell
       ---------------------
       Catherine L. Newell, attorney-in-fact pursuant to power-of-attorney.

                                      SIGNATURES

Dimensional Emerging Markets Fund Inc. consents to the filing of this Amendment to the Registration Statement of DFA Investment Dimensions Group Inc. which is signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and State of California on the 19th day of March, 1998.

                                   DIMENSIONAL EMERGING MARKETS FUND INC.

                                   By:  David G. Booth*
                                        -------------------------------
                                        David G. Booth
                                        President

The undersigned Directors and principal officers of DIMENSIONAL EMERGING MARKETS FUND INC. consent to the filing of this Amendment to the Registration Statement of DFA Investment Dimensions Group Inc. on the dates indicated.

     Signature                     Title                    Date
     ---------                     -----                    ----

David G. Booth*               Director and             March 19, 1998
-------------------------     Chairman-Chief
David G. Booth                Executive Officer

Rex A. Sinquefield*           Director and             March 19, 1998
-------------------------     Chairman-Chief
Rex A. Sinquefield            Investment Officer

Michael T. Scardina*          Chief Financial
-------------------------     Officer, Treasurer       March 19, 1998
Michael T. Scardina           and Vice President

George M. Constantinides*     Director                 March 19, 1998
-------------------------
George M. Constantinides

John P. Gould*                Director                 March 19, 1998
-------------------------
John P. Gould

Roger G. Ibbotson*            Director                 March 19, 1998
-------------------------
Roger G. Ibbotson

Merton H. Miller*             Director                 March 19, 1998
-------------------------
Merton H. Miller

Myron S. Scholes*             Director                 March 19, 1998
-------------------------
Myron S. Scholes

* By:  Catherine L. Newell
       ----------------------
       Catherine L. Newell, attorney-in-fact pursuant to power-of-attorney.

                                    EXHIBIT INDEX

Exhibit no.         Description
-----------         -----------

99(b((2)            By-Laws of the Registrant, as approved through September 2,
                    1997

99(b)(5)(a)(1)      Investment Advisory Contract ("Advisory Contract") Between
                    the Registrant and Dimensional Fund Advisors, Inc. ("DFA") dated May 13, 1987, on behalf of the DFA Five-Year
                    Government Portfolio.

99(b)(5)(a)(2)      Advisory Contract between the Registrant and DFA dated April
                    26, 1994, re:  the DFA Global Fixed Income Portfolio.

99(b)(5)(a)(3)      Form of Advisory Contract between the Registrant and DFA
                    dated September 24, 1990 on behalf of the DFA Intermediate
                    Government Fixed Income Portfolio.

99(b)(5)(a)(4)      Form of Advisory Contract between the Registrant and DFA
                    dated April 2, 1991 on behalf of the Large Cap International
                    Portfolio.

99(b)(5)(a)(5)      Form of Advisory Contract between the Registrant and DFA
                    dated December 21, 1992.

99(b)(5)(a)(6)      Amendment to Investment Advisory Agreement on behalf of DFA
                    Real Estate Securities Portfolio dated September 21, 1992, effective on December 20, 1996.

99(b)(5)(a)(7)      Form of Advisory Contract between the Registrant and DFA
                    dated December 20, 1994 on behalf of the DFA International
                    Small Cap Value Portfolio.

99(b)(6)(a)         Underwriting Distribution Contract between the Registrant
                    and DFA Securities Inc.

99(b)(8)(d)         Form of Custodian Agreement ("Custodian Agreement") between the Registrant and PNC Bank, N.A., re:  the U.S. 9-10 Small
                    Company Portfolio, the U.S. Large Company Portfolio, the DFA
                    One-Year Fixed Income Portfolio, the DFA Intermediate
                    Government Fixed Income Portfolio and the DFA Five-Year
                    Government Portfolio.

99(b)(8)(d)(1)      Amendment Number One to the Custodian Agreement.

99(b)(8)(d)(2)      Amendment Number Two to the Custodian Agreement.

99(b)(8)(d)(3)      Form of Amendment Number Three to the Custodian Agreement.

99(b)(8)(d)(5)      Form of Amendment Number Five to the Custodian Agreement.

99(b)(9)(a)         Transfer Agency Agreement between the Registrant and PFPC
                    Inc. (the "Transfer Agency Agreement").

99(b)(9)(a)(1)      Amendment Number One to the Transfer Agency Agreement.

99(b)(9)(a)(2)      Amendment Number Two to the Transfer Agency Agreement.

99(b)(9)(a)(3)      Form of Amendment Number Three to the Transfer Agency
                    Agreement.

99(b)(9)(a)(4)      Form of Amendment Number Four to the Transfer Agency
                    Agreement.

99(b)(9)(a)(6)      Form of Amendment Number Six to the Transfer Agency
                    Agreement.

99(b)(9)(a)(9)      Form of Amendment Number Nine to the Transfer Agency
                    Agreement.

99(b)(9)(b)         Administration and Accounting Services Agreement between the
                    Registrant and PFPC Inc. (the "Accounting Agreement")

99(b)(9)(b)(1)      Amendment Number One to the Accounting Agreement.

99(b)(9)(b)(2)      Amendment Number Two to the Accounting Agreement.

99(b)(9)(b)(3)      Form of Amendment Number Three to the Accounting Agreement.

99(b)(9)(b)(4)      Form of Amendment Number Four to the Accounting Agreement.

99(b)(9)(b)(6)      Form of Amendment Number Six to the Accounting Agreement.

99(b)(9)(b)(9)      Form of Amendment Number Nine to the Accounting Agreement.

99(b)(9)(c)(1)      Form of Administration Agreement between the Registrant and
                    DFA dated January 6, 1993 on behalf of the DFA One-Year
                    Fixed Income Portfolio.

99(b)(9)(c)(7)      Form of Administration Agreement between the Registrant and
                    DFA dated January 6, 1993 re:  the U.S. 6-10 Small Company
                    Portfolio.

99(b)(9)(c)(8)      Form of Administration Agreement between the Registrant and
                    DFA dated January 6, 1993 re:  the U.S. Large Cap Value
                    Portfolio.

99(b)(9)(c)(9)      Form of Administration Agreement between the Registrant and
                    DFA dated January 6, 1993 re:  the U.S. 6-10 Value
                    Portfolio.

99(b)(11)           Consent of Coopers & Lybrand, L.L.P.

                    Financial Data Schedules dated November 30, 1997 relating to the:

27.1                U.S. 9-10 Small Company Portfolio.
27.2                DFA One-Year Fixed Income Portfolio.
27.4                Japanese Small Company Portfolio.
27.5                United Kingdom Small Company Portfolio.
27.6                DFA Five-Year Government Portfolio.
27.8                Continental Small Company Portfolio.
27.9                U.S. Large Company Portfolio.
27.11               DFA Global Fixed Income Portfolio.
27.10               DFA Intermediate Government Fixed Income Portfolio.
27.13               Large Cap International Portfolio.
27.12               Pacific Rim Small Company Portfolio.
27.14               U.S. 6-10 Small Company Portfolio.
27.16               U.S. Large Cap Value Portfolio.
27.17               U.S. 6-10 Value Portfolio.
27.15               DFA Real Estate Securities Portfolio.
27.18               RWB/DFA International High Book-to-Market Portfolio.
27.19               Emerging Markets Portfolio.
27.22               DFA International Small Cap Value Portfolio.
27.20               VA Global Bond Portfolio.
27.21               VA Large Value Portfolio.
27.23               VA Small Value Portfolio.
27.26               VA International Value Portfolio.
27.25               VA International Small Portfolio.
27.24               VA Short-Term Fixed Portfolio.
27.27               Enhanced U.S. Large Company Portfolio.
27.28               DFA Two-Year Global Fixed Income Portfolio.
27.29               DFA Two-Year Corporate Fixed Income
27.30               DFA Two-Year Government Portfolio
27.31               International Small Company Portfolio.
27.32               Emerging Markets Small Cap Portfolio.